UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347

GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA 02110

(Address of principal executive offices) (Zip code)

Sheppard N. Burnett, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/18

Date of reporting period: 05/31/17

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the period ended May 31, 2017 are filed herewith.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value† / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 88.7%

		U.S. Government — 87.7%
	213,315,220	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (a)	212,182,089
	170,868,078	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	171,911,228
	94,994,472	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	97,035,903
	5,288,816	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (a)	5,180,607
	65,796,729	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	74,621,123
	149,073,159	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	182,639,963
	12,308,900	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	17,033,376
	74,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	73,751,434
	45,000,000	U.S. Treasury Note, 0.75%, due 04/15/18	44,813,655
	20,000,000	U.S. Treasury Note, 2.63%, due 04/30/18	20,254,680
	12,500,000	U.S. Treasury Note, 1.00%, due 05/31/18	12,472,650
	12,500,000	U.S. Treasury Note, 1.38%, due 07/31/18	12,521,487
	20,000,000	U.S. Treasury Note, 1.38%, due 09/30/18	20,036,720
	25,000,000	U.S. Treasury Note, 1.25%, due 12/31/18	25,000,000
	60,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	60,234,360
	20,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	19,828,120
	70,000,000	U.S. Treasury Note, 1.13%, due 02/28/19	69,833,190
	20,000,000	U.S. Treasury Note, 1.50%, due 02/28/19	20,077,340
	40,000,000	U.S. Treasury Note, 1.25%, due 04/30/19	39,971,880
	20,000,000	U.S. Treasury Note, 3.13%, due 05/15/19 (b)	20,710,940
	12,500,000	U.S. Treasury Note, 1.25%, due 05/31/19	12,490,725
	20,000,000	U.S. Treasury Note, 3.63%, due 08/15/19	21,001,560
	35,000,000	U.S. Treasury Note, USBM + 0.19%, 1.15%, due 04/30/18	35,070,910

		Total U.S. Government	1,268,673,940

		U.S. Government Agency — 1.0%
	15,000,000	Federal Home Loan Banks, 3 mo. LIBOR + 0.24%, 0.87%, due 03/06/19	14,982,120

		TOTAL DEBT OBLIGATIONS (COST $1,270,662,304)	1,283,656,060

		OPTIONS PURCHASED — 0.0%

		Currency Options — 0.0%
USD	8,230,000	USD Call/CHF Put, Expires 07/06/17, Strike 1.00, (OTC) (CP-JPM)	3,333
USD	16,460,000	USD Call/CHF Put, Expires 10/06/17, Strike 1.01, (OTC) (CP-JPM)	49,989

		Total Currency Options	53,322

		TOTAL OPTIONS PURCHASED (COST $391,616)	53,322

Shares / Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 10.8%

	Money Market Funds — 0.3%
4,212,467	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (c)	4,212,467

	Repurchase Agreements — 7.7%
111,999,927	Nomura Securities International Inc. Repurchase Agreement, dated 05/31/17, maturing on 06/01/17 with a maturity value of $112,002,509 and an effective yield of 0.83%, collateralized by a U.S. Treasury Note with maturity date 4/30/24 and a market value of $114,433,023.	111,999,927

	TOTAL REPURCHASE AGREEMENTS	111,999,927

	U.S. Government — 2.8%
40,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	39,967,200

	Total U.S. Government	39,967,200

	TOTAL SHORT-TERM INVESTMENTS (COST $156,242,062)	156,179,594

	TOTAL INVESTMENTS — 99.5% (Cost $1,427,295,982)	1,439,888,976
	Other Assets and Liabilities (net) — 0.5%	6,809,185

	TOTAL NET ASSETS — 100.0%	$1,446,698,161

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/09/2017	BOA	CHF	869,162	USD	861,145	$(36,611)
06/09/2017	MSCI	CHF	51,089,153	USD	50,971,000	(1,798,874)
06/20/2017	BOA	EUR	9,293,315	USD	10,016,103	(433,352)
11/07/2017	GS	EUR	238,995,000	USD	262,404,560	(8,330,099)
12/22/2017	JPM	EUR	62,184,000	USD	68,688,446	(1,930,367)
06/13/2017	JPM	JPY	1,220,282,937	USD	10,669,495	(353,572)
06/09/2017	BOA	USD	8,024,506	CHF	8,058,418	299,016
06/09/2017	JPM	USD	10,700,000	CHF	10,714,713	367,203
11/07/2017	GS	USD	263,778,782	EUR	238,995,000	6,955,877
12/22/2017	JPM	USD	69,205,942	EUR	62,184,000	1,412,872

						$(3,847,907)

Reverse Repurchase Agreements

Average balance outstanding	$(62,298,871)
Average interest rate	(0.50)%
Maximum balance outstanding	$(69,777,089)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
513,800,000	MXN	3/22/2027	JPMF (d)	Receive	7.42%	TIIE	$(383,098)
22,829,000	CAD	6/16/2027	JPMF (e)	(Pay)	2.06%	3 Month CAD LIBOR	(515,886)
13,539,000	CAD	6/16/2027	JPMF (e)	Receive	1.91%	3 Month CAD LIBOR	161,484
18,890,000	CAD	6/16/2027	JPMF (e)	(Pay)	1.85%	3 Month CAD LIBOR	(145,117)
14,374,000	CAD	6/16/2027	JPMF (e)	(Pay)	1.97%	3 Month CAD LIBOR	(233,217)
8,143,000	CHF	6/16/2027	JPMF (e)	Receive	0.15%	6 Month CHF LIBOR	18,134
9,418,000	CHF	6/16/2027	JPMF (e)	Receive	0.04%	6 Month CHF LIBOR	(85,521)
15,172,000	CHF	6/16/2027	JPMF (e)	Receive	0.04%	6 Month CHF LIBOR	(131,814)
8,578,000	CHF	6/16/2027	JPMF (e)	Receive	0.10%	6 Month CHF LIBOR	(27,599)
23,522,000	CHF	6/16/2027	JPMF (e)	(Pay)	0.29%	6 Month CHF LIBOR	(392,244)
7,157,000	CHF	6/16/2027	JPMF (e)	(Pay)	0.28%	6 Month CHF LIBOR	(116,725)
18,138,000	CHF	6/16/2027	JPMF (e)	(Pay)	0.20%	6 Month CHF LIBOR	(129,649)
13,217,000	EUR	6/16/2027	JPMF (e)	Receive	0.83%	6 Month EURIBOR	66,061
9,055,000	EUR	6/16/2027	JPMF (e)	Receive	0.79%	6 Month EURIBOR	5,402
7,478,000	EUR	6/16/2027	JPMF (e)	Receive	0.76%	6 Month EURIBOR	(20,381)
8,583,000	EUR	6/16/2027	JPMF (e)	Receive	0.72%	6 Month EURIBOR	(64,262)
7,927,000	EUR	6/16/2027	JPMF (e)	Receive	0.81%	6 Month EURIBOR	19,651
3,723,000	EUR	6/16/2027	JPMF (e)	Receive	0.97%	6 Month EURIBOR	73,749
9,265,000	GBP	6/16/2027	JPMF (e)	Receive	1.16%	6 Month GBP LIBOR	26,748
6,829,000	GBP	6/16/2027	JPMF (e)	Receive	1.25%	6 Month GBP LIBOR	97,872
27,163,000	GBP	6/16/2027	JPMF (e)	(Pay)	1.67%	6 Month GBP LIBOR	(249,304)

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
8,829,000	GBP	6/16/2027	JPMF (e)	(Pay)	1.32%	6 Month GBP LIBOR	$(201,221)
21,331,000	GBP	6/16/2027	JPMF (e)	(Pay)	1.31%	6 Month GBP LIBOR	(464,926)
41,273,000	GBP	6/16/2027	JPMF (e)	(Pay)	1.30%	6 Month GBP LIBOR	(840,532)
13,298,000	GBP	6/16/2027	JPMF (e)	(Pay)	1.29%	6 Month GBP LIBOR	(253,033)
66,754,000	NZD	6/16/2027	JPMF (e)	Receive	3.30%	3 Month NZD Bank Bill Rate	378,218
8,876,000	NZD	6/16/2027	JPMF (e)	Receive	3.30%	3 Month NZD Bank Bill Rate	47,583
13,327,000	NZD	6/16/2027	JPMF (e)	Receive	3.39%	3 Month NZD Bank Bill Rate	147,082
26,052,000	NZD	6/16/2027	JPMF (e)	Receive	3.67%	3 Month NZD Bank Bill Rate	741,830
34,319,000	SEK	6/16/2027	JPMF (e)	Receive	1.09%	3 Month SEK STIBOR	18,362
75,717,000	SEK	6/16/2027	JPMF (e)	(Pay)	1.13%	3 Month SEK STIBOR	(80,574)
82,937,000	SEK	6/16/2027	JPMF (e)	Receive	1.04%	3 Month SEK STIBOR	(892)
60,801,000	SEK	6/16/2027	JPMF (e)	Receive	1.05%	3 Month SEK STIBOR	7,812
347,716,000	SEK	6/16/2027	JPMF (e)	Receive	1.31%	3 Month SEK STIBOR	1,038,143
10,944,000	USD	6/16/2027	JPMF (e)	(Pay)	2.32%	3 Month USD LIBOR	(177,093)
6,652,000	USD	6/16/2027	JPMF (e)	(Pay)	2.28%	3 Month USD LIBOR	(81,822)
10,805,000	USD	6/16/2027	JPMF (e)	(Pay)	2.19%	3 Month USD LIBOR	(43,601)
8,780,000	USD	6/16/2027	JPMF (e)	(Pay)	2.19%	3 Month USD LIBOR	(33,425)
7,101,000	USD	6/16/2027	JPMF (e)	Receive	2.36%	3 Month USD LIBOR	140,199
6,256,000	USD	6/16/2027	JPMF (e)	Receive	2.44%	3 Month USD LIBOR	167,794
11,692,000	USD	6/16/2027	JPMF (e)	(Pay)	2.44%	3 Month USD LIBOR	(311,460)
20,404,000	USD	6/16/2027	JPMF (e)	Receive	2.57%	3 Month USD LIBOR	792,305
27,141,000	USD	6/16/2027	JPMF (e)	Receive	2.52%	3 Month USD LIBOR	922,537
13,772,000	AUD	9/15/2027	JPMF (e)	(Pay)	2.73%	6 Month AUD BBSW	(22,297)
11,395,000	AUD	9/15/2027	JPMF (e)	(Pay)	2.77%	6 Month AUD BBSW	(46,091)

							$(180,818)

					Premiums Paid (Received)		$7,810

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

STIBOR - Stockholm Interbank Offered Rate

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(d)	Swap was cleared through the CME Group Inc.

(e)	Swap was cleared through the LCH.Clearnet Group Ltd.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Counterparty Abbreviations:

BOA - Bank of America, N.A.

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

JPMF - J.P. Morgan Securities LLC

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 58.7%

	United States
	U.S. Government — 44.6%
3,664,000	U.S. Treasury Bond, 6.25%, due 05/15/30	5,266,857
37,337,000	U.S. Treasury Bond, 3.38%, due 05/15/44 (a)	41,042,996
84,476,000	U.S. Treasury Note, 1.50%, due 02/28/19	84,802,669
72,266,000	U.S. Treasury Note, 2.00%, due 02/28/21	73,338,716
41,209,000	U.S. Treasury Note, 2.00%, due 02/15/23	41,484,276
32,059,000	U.S. Treasury Note, 2.00%, due 08/15/25	31,718,373

		277,653,887

	U.S. Government Agency — 14.1%
13,348,000	Federal Home Loan Mortgage Corp., TBA, 3.50%, due 06/13/47	13,777,774
21,925,000	Federal National Mortgage Association, TBA, 2.50%, due 06/19/47	22,140,606
11,079,000	Federal National Mortgage Association, TBA, 3.00%, due 06/13/47	11,129,201
18,198,000	Federal National Mortgage Association, TBA, 4.00%, due 06/13/47	19,214,529
20,519,000	Government National Mortgage Association, TBA, 3.50%, due 06/21/47	21,395,867

		87,657,977

	TOTAL DEBT OBLIGATIONS (COST $361,388,679)	365,311,864

Shares	Description	Value ($)
	MUTUAL FUNDS — 54.4%

	United States — 39.1%
	Affiliated Issuers — 39.1%
1,031,469	GMO Emerging Country Debt Fund, Class IV	31,036,917
4,697,052	GMO Opportunistic Income Fund, Class VI	122,968,817
3,584,213	GMO U.S. Treasury Fund	89,533,647

		243,539,381

	Exchange-Traded Funds — 15.3%
791,650	iShares iBoxx $ Investment Grade Corporate Bond ETF	95,195,913

	TOTAL MUTUAL FUNDS (COST $333,255,601)	338,735,294

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds
3,005,493	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.68% (b)	3,005,493

	TOTAL SHORT-TERM INVESTMENTS (COST $3,005,493)	3,005,493

	TOTAL INVESTMENTS — 113.6% (Cost $697,649,773)	707,052,651
	Other Assets and Liabilities (net) — (13.6%)	(84,433,199)

	TOTAL NET ASSETS — 100.0%	$622,619,452

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/09/2017	BOA	CHF	13,005,010	USD	12,885,050	$(547,796)
06/20/2017	BOA	EUR	3,530,023	USD	3,804,571	(164,607)
11/07/2017	GS	EUR	4,716,000	USD	5,177,932	(164,375)
06/13/2017	JPM	JPY	480,851,246	USD	4,204,304	(139,325)
11/07/2017	GS	USD	5,205,049	EUR	4,716,000	137,258

						$(878,845)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
102	U.S. Long Bond (CBT)	September 2017	$15,688,875	$155,247
21	U.S. Treasury Note 2 Yr. (CBT)	September 2017	4,546,172	958
37	U.S. Treasury Note 5 Yr. (CBT)	September 2017	4,377,562	8,913
335	U.S. Treasury Note 10 Yr. (CBT)	September 2017	42,309,453	182,697
79	U.S. Treasury Ultra 10 Yr. (CBT)	September 2017	10,723,016	70,857

			$77,645,078	$418,672

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
182,130,000	MXN	3/22/2027	CSS (c)	Receive	7.42%	TIIE	$(135,799)
4,861,000	CAD	6/16/2027	CSS (d)	Receive	1.91%	3 Month CAD LIBOR	57,979
4,992,000	CAD	6/16/2027	CSS (d)	(Pay)	1.97%	3 Month CAD LIBOR	(80,995)
6,737,000	CAD	6/16/2027	CSS (d)	(Pay)	1.85%	3 Month CAD LIBOR	(51,755)
8,268,000	CAD	6/16/2027	CSS (d)	(Pay)	2.06%	3 Month CAD LIBOR	(186,839)
2,524,000	CHF	6/16/2027	CSS (d)	(Pay)	0.28%	6 Month CHF LIBOR	(41,164)
2,707,000	CHF	6/16/2027	CSS (d)	Receive	0.15%	6 Month CHF LIBOR	6,029
2,830,000	CHF	6/16/2027	CSS (d)	Receive	0.10%	6 Month CHF LIBOR	(9,105)
3,312,000	CHF	6/16/2027	CSS (d)	Receive	0.04%	6 Month CHF LIBOR	(30,075)
5,486,000	CHF	6/16/2027	CSS (d)	Receive	0.04%	6 Month CHF LIBOR	(47,662)
6,381,000	CHF	6/16/2027	CSS (d)	(Pay)	0.20%	6 Month CHF LIBOR	(45,611)
8,286,000	CHF	6/16/2027	CSS (d)	(Pay)	0.29%	6 Month CHF LIBOR	(138,174)
1,337,000	EUR	6/16/2027	CSS (d)	Receive	0.97%	6 Month EURIBOR	26,485
2,559,000	EUR	6/16/2027	CSS (d)	Receive	0.76%	6 Month EURIBOR	(6,975)
2,828,000	EUR	6/16/2027	CSS (d)	Receive	0.81%	6 Month EURIBOR	7,011
3,085,000	EUR	6/16/2027	CSS (d)	Receive	0.72%	6 Month EURIBOR	(23,098)
4,070,000	EUR	6/16/2027	CSS (d)	Receive	0.79%	6 Month EURIBOR	2,428
5,361,000	EUR	6/16/2027	CSS (d)	Receive	0.83%	6 Month EURIBOR	26,795
706,000	GBP	6/16/2027	CSS (d)	Receive	1.25%	6 Month GBP LIBOR	10,118
2,646,000	GBP	6/16/2027	CSS (d)	(Pay)	1.32%	6 Month GBP LIBOR	(60,305)
3,021,000	GBP	6/16/2027	CSS (d)	Receive	1.16%	6 Month GBP LIBOR	8,721
4,741,000	GBP	6/16/2027	CSS (d)	(Pay)	1.29%	6 Month GBP LIBOR	(90,211)
8,025,000	GBP	6/16/2027	CSS (d)	(Pay)	1.31%	6 Month GBP LIBOR	(174,911)
9,658,000	GBP	6/16/2027	CSS (d)	(Pay)	1.67%	6 Month GBP LIBOR	(88,642)
14,565,000	GBP	6/16/2027	CSS (d)	(Pay)	1.30%	6 Month GBP LIBOR	(296,619)
2,910,000	NZD	6/16/2027	CSS (d)	Receive	3.30%	3 Month NZD Bank Bill Rate	15,600
4,654,000	NZD	6/16/2027	CSS (d)	Receive	3.39%	3 Month NZD Bank Bill Rate	51,363
9,194,000	NZD	6/16/2027	CSS (d)	Receive	3.67%	3 Month NZD Bank Bill Rate	261,799
24,038,000	NZD	6/16/2027	CSS (d)	Receive	3.30%	3 Month NZD Bank Bill Rate	136,196
21,918,000	SEK	6/16/2027	CSS (d)	Receive	1.05%	3 Month SEK STIBOR	2,816
22,582,000	SEK	6/16/2027	CSS (d)	Receive	1.09%	3 Month SEK STIBOR	12,083
26,503,000	SEK	6/16/2027	CSS (d)	(Pay)	1.13%	3 Month SEK STIBOR	(28,203)
29,650,000	SEK	6/16/2027	CSS (d)	Receive	1.04%	3 Month SEK STIBOR	(319)
122,707,000	SEK	6/16/2027	CSS (d)	Receive	1.31%	3 Month SEK STIBOR	366,355
2,263,000	USD	6/16/2027	CSS (d)	Receive	2.44%	3 Month USD LIBOR	60,697
2,370,000	USD	6/16/2027	CSS (d)	(Pay)	2.28%	3 Month USD LIBOR	(29,152)
2,486,000	USD	6/16/2027	CSS (d)	Receive	2.36%	3 Month USD LIBOR	49,082
3,143,000	USD	6/16/2027	CSS (d)	(Pay)	2.19%	3 Month USD LIBOR	(11,965)
3,683,000	USD	6/16/2027	CSS (d)	(Pay)	2.32%	3 Month USD LIBOR	(59,597)
3,831,000	USD	6/16/2027	CSS (d)	(Pay)	2.19%	3 Month USD LIBOR	(15,459)
4,175,000	USD	6/16/2027	CSS (d)	(Pay)	2.44%	3 Month USD LIBOR	(111,217)
7,047,000	USD	6/16/2027	CSS (d)	Receive	2.57%	3 Month USD LIBOR	273,641
9,883,000	USD	6/16/2027	CSS (d)	Receive	2.52%	3 Month USD LIBOR	335,928

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
4,256,000	AUD	9/15/2027	CSS (d)	(Pay)	2.77%	6 Month AUD BBSW	$(17,215)
4,256,000	AUD	9/15/2027	CSS (d)	(Pay)	2.73%	6 Month AUD BBSW	(6,891)

							$(76,832)

						Premiums Paid (Received)	$(2,912)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TBA - To Be Announced - Delayed Delivery Security

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(c)	Swap was cleared through the CME Group Inc.

(d)	Swap was cleared through the LCH.Clearnet Group Ltd.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 57.3%

		Belgium — 4.5%
		Foreign Government Obligations
EUR	1,130,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	1,526,923
EUR	590,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	1,076,310

		Total Belgium	2,603,233

		France — 3.8%
		Foreign Government Obligations
EUR	1,230,000	France Government Bond OAT, Reg S, 4.50%, due 04/25/41	2,192,264

		Germany — 4.8%
		Foreign Government Obligations
EUR	1,500,000	Bundesrepublik Deutschland, Reg S, 4.75%, due 07/04/34	2,769,768

		Italy — 16.7%
		Foreign Government Obligations
EUR	5,610,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	7,089,165
EUR	1,920,000	Buoni Poliennali Del Tesoro, Reg S, 4.00%, due 02/01/37	2,515,853

		Total Italy	9,605,018

		Netherlands — 3.3%
		Foreign Government Obligations
EUR	1,050,000	Netherlands Government Bond, 5.50%, due 01/15/28	1,795,885
EUR	70,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	86,468

		Total Netherlands	1,882,353

		Spain — 9.8%
		Foreign Government Obligations
EUR	3,040,000	Government of Spain, Reg S, 5.50%, due 04/30/21	4,146,676
EUR	1,010,000	Government of Spain, Reg S, 4.20%, due 01/31/37	1,447,093

		Total Spain	5,593,769

		United Kingdom — 14.4%
		Foreign Government Obligations
GBP	510,000	United Kingdom Gilt, Reg S, 1.25%, due 07/22/18	665,433
GBP	2,160,000	United Kingdom Gilt, Reg S, 1.75%, due 07/22/19	2,880,159
GBP	2,630,000	United Kingdom Gilt, Reg S, 3.50%, due 01/22/45	4,703,547

		Total United Kingdom	8,249,139

		TOTAL DEBT OBLIGATIONS (COST $33,886,435)	32,895,544

Par Value† / Shares	Description	Value ($)
	MUTUAL FUNDS — 40.0%

	United States — 40.0%
	Affiliated Issuers — 40.0%
127,032	GMO Emerging Country Debt Fund, Class IV	3,822,380
111,902	GMO Opportunistic Income Fund, Class VI	2,929,597
649,048	GMO U.S. Treasury Fund	16,213,221

	TOTAL MUTUAL FUNDS (COST $21,664,021)	22,965,198

	SHORT-TERM INVESTMENTS — 4.5%

	Money Market Funds — 0.4%
213,452	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.68% (a)	213,452

	U.S. Government — 4.1%
650,000	U.S. Treasury Bill, 0.61%, due 06/01/17 (b)	650,000
500,000	U.S. Treasury Bill, 0.73%, due 07/06/17 (b) (c)	499,640
500,000	U.S. Treasury Bill, 1.00%, due 10/19/17 (b) (c)	498,085
750,000	U.S. Treasury Bill, 1.06%, due 11/24/17 (b) (c)	746,168

	TOTAL U.S. GOVERNMENT	2,393,893

	TOTAL SHORT-TERM INVESTMENTS (COST $2,607,378)	2,607,345

	TOTAL INVESTMENTS — 101.8% (Cost $58,157,834)	58,468,087
	Other Assets and Liabilities (net) — (1.8%)	(1,029,073)

	TOTAL NET ASSETS — 100.0%	$57,439,014

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/09/2017	BOA	CHF	1,313,477	USD	1,301,361	$(55,326)
06/20/2017	BOA	EUR	22,673,748	USD	24,437,199	(1,057,289)
11/07/2017	GS	EUR	1,404,000	USD	1,541,522	(48,936)
06/20/2017	MSCI	GBP	6,303,000	USD	7,800,467	(325,148)
06/13/2017	JPM	JPY	48,835,500	USD	426,991	(14,150)
06/20/2017	BCLY	USD	459,264	EUR	420,000	12,986
11/07/2017	GS	USD	1,549,595	EUR	1,404,000	40,863

						$(1,447,000)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
14	Australian Government Bond 10 Yr.	June 2017	$1,369,836	$64,204
15	Australian Government Bond 3 Yr.	June 2017	1,255,220	17,284
15	Canadian Government Bond 10 Yr.	September 2017	1,615,205	11,855
25	Euro BOBL	June 2017	3,712,389	(305)
3	Euro Bund	June 2017	547,026	2,794
7	Euro BUXL Bond 30 Yr.	June 2017	1,323,418	3,453
36	Euro OATs	June 2017	6,129,578	171,074
6	Euro-BTP	June 2017	897,376	18,125
4	Short-term Euro-BTP	June 2017	507,979	3,951
20	UK Gilt Long Bond	September 2017	3,296,887	4,877

			$20,654,914	$297,312

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
10,113,000	EUR	3/21/2018	CSS (d)	Receive	(0.22)%	3 Month EURIBOR	$9,145
665,000	USD	12/16/2020	CSS (d)	(Pay)	1.92%	3 Month USD LIBOR	(5,027)
1,066,000	USD	12/17/2025	CSS (d)	(Pay)	2.43%	3 Month USD LIBOR	(29,093)
17,580,000	MXN	3/22/2027	CSS (d)	Receive	7.42%	TIIE	(13,108)
874,000	CAD	6/16/2027	CSS (e)	(Pay)	2.06%	3 Month CAD LIBOR	(19,751)
404,000	CAD	6/16/2027	CSS (e)	(Pay)	1.97%	3 Month CAD LIBOR	(6,555)
461,000	CAD	6/16/2027	CSS (e)	Receive	1.91%	3 Month CAD LIBOR	5,499
666,000	CAD	6/16/2027	CSS (e)	(Pay)	1.85%	3 Month CAD LIBOR	(5,116)
3,729,000	NZD	6/16/2027	CSS (e)	Receive	3.67%	3 Month NZD Bank Bill Rate	106,183
193,000	NZD	6/16/2027	CSS (e)	Receive	3.30%	3 Month NZD Bank Bill Rate	1,035
12,440,000	SEK	6/16/2027	CSS (e)	Receive	1.31%	3 Month SEK STIBOR	37,141
1,671,000	SEK	6/16/2027	CSS (e)	Receive	1.05%	3 Month SEK STIBOR	215
2,862,000	SEK	6/16/2027	CSS (e)	Receive	1.04%	3 Month SEK STIBOR	(31)
2,511,000	SEK	6/16/2027	CSS (e)	(Pay)	1.13%	3 Month SEK STIBOR	(2,672)
931,000	USD	6/16/2027	CSS (e)	Receive	2.52%	3 Month USD LIBOR	31,645
778,000	USD	6/16/2027	CSS (e)	Receive	2.57%	3 Month USD LIBOR	30,211
483,000	USD	6/16/2027	CSS (e)	(Pay)	2.44%	3 Month USD LIBOR	(12,867)
230,000	USD	6/16/2027	CSS (e)	Receive	2.44%	3 Month USD LIBOR	6,169
246,000	USD	6/16/2027	CSS (e)	Receive	2.36%	3 Month USD LIBOR	4,857
304,000	USD	6/16/2027	CSS (e)	(Pay)	2.19%	3 Month USD LIBOR	(1,157)
376,000	USD	6/16/2027	CSS (e)	(Pay)	2.19%	3 Month USD LIBOR	(1,517)
223,000	USD	6/16/2027	CSS (e)	(Pay)	2.28%	3 Month USD LIBOR	(2,743)
386,000	USD	6/16/2027	CSS (e)	(Pay)	2.32%	3 Month USD LIBOR	(6,246)
601,000	CHF	6/16/2027	CSS (e)	(Pay)	0.20%	6 Month CHF LIBOR	(4,296)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
298,000	CHF	6/16/2027	CSS (e)	(Pay)	0.28%	6 Month CHF LIBOR	$(4,860)
836,000	CHF	6/16/2027	CSS (e)	(Pay)	0.29%	6 Month CHF LIBOR	(13,941)
343,000	CHF	6/16/2027	CSS (e)	Receive	0.10%	6 Month CHF LIBOR	(1,104)
526,000	CHF	6/16/2027	CSS (e)	Receive	0.04%	6 Month CHF LIBOR	(4,570)
327,000	CHF	6/16/2027	CSS (e)	Receive	0.04%	6 Month CHF LIBOR	(2,969)
278,000	CHF	6/16/2027	CSS (e)	Receive	0.15%	6 Month CHF LIBOR	619
275,000	EUR	6/16/2027	CSS (e)	Receive	0.81%	6 Month EURIBOR	682
129,000	EUR	6/16/2027	CSS (e)	Receive	0.97%	6 Month EURIBOR	2,555
258,000	EUR	6/16/2027	CSS (e)	Receive	0.76%	6 Month EURIBOR	(703)
322,000	EUR	6/16/2027	CSS (e)	Receive	0.79%	6 Month EURIBOR	192
494,000	EUR	6/16/2027	CSS (e)	Receive	0.83%	6 Month EURIBOR	2,469
297,000	EUR	6/16/2027	CSS (e)	Receive	0.72%	6 Month EURIBOR	(2,224)
2,861,000	GBP	6/16/2027	CSS (e)	(Pay)	1.29%	6 Month GBP LIBOR	(54,439)
929,000	GBP	6/16/2027	CSS (e)	(Pay)	1.67%	6 Month GBP LIBOR	(8,526)
170,000	GBP	6/16/2027	CSS (e)	Receive	1.25%	6 Month GBP LIBOR	2,436
285,000	GBP	6/16/2027	CSS (e)	Receive	1.16%	6 Month GBP LIBOR	823
392,000	AUD	9/15/2027	CSS (e)	(Pay)	2.77%	6 Month AUD BBSW	(1,586)
392,000	AUD	9/15/2027	CSS (e)	(Pay)	2.73%	6 Month AUD BBSW	(635)
405,000	USD	12/19/2035	CSS (d)	(Pay)	2.72%	3 Month USD LIBOR	(20,448)

							$15,692

						Premiums Paid (Received)	$283

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(b)	The rate shown represents yield-to-maturity.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	Swap was cleared through the CME Group Inc.

(e)	Swap was cleared through the LCH.Clearnet Group Ltd.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 80.8%

		Albania — 0.9%
		Foreign Government Obligations
	49,649,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	37,265,968

		Angola — 0.1%
		Foreign Government Obligations
	3,800,000	Republic of Angola, Reg S, 9.50%, due 11/12/25	4,066,000

		Argentina — 4.8%
		Foreign Government Obligations
	11,100,000	Argentine Republic Government International Bond, 7.63%, due 04/22/46 (c)	11,810,400
	1,200,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	921,000
EUR	8,008,646	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	9,513,806
	40,308,593	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	44,037,137
	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	11,973,078
EUR	51,350,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	37,206,174
EUR	112,130,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	78,599,768

		Total Argentina	194,061,363

		Armenia — 0.6%
		Foreign Government Obligations
	21,300,000	Republic of Armenia, Reg S, 7.15%, due 03/26/25	23,323,500

		Azerbaijan — 0.7%
		Foreign Government Agency
	13,900,000	Southern Gas Corridor CJSC, 144A, 6.88%, due 03/24/26	15,345,600
	4,750,000	Southern Gas Corridor CJSC, Reg S, 6.88%, due 03/24/26	5,244,000
	7,500,000	State Oil Company of the Azerbaijan Republic, Reg S, 6.95%, due 03/18/30	8,111,250

		Total Azerbaijan	28,700,850

		Bahrain — 0.9%
		Foreign Government Obligations
	40,750,000	Bahrain Government International Bond, Reg S, 6.00%, due 09/19/44	35,758,125

		Belize — 0.5%
		Foreign Government Obligations
	32,486,300	Republic of Belize, Reg S, Step Up, 4.94%, due 02/20/34	19,857,251

Par Value†		Description	Value ($)
		Bosnia & Herzegovina — 0.0%
		Foreign Government Obligations
DEM	2,694,160	Bosnia & Herzegovina, Series A, Variable Rate, 0.56%, due 12/11/17	1,503,555

		Brazil — 3.1%
		Foreign Government Agency — 2.1%
GBP	12,225,000	Petrobras Global Finance BV, 6.63%, due 01/16/34	15,436,282
	81,900,000	Petrobras Global Finance BV, 6.85%, due 06/05/2115	72,686,250

			88,122,532

		Foreign Government Obligations — 1.0%
	4,435,000	Republic of Brazil, 8.25%, due 01/20/34	5,543,750
	21,897,000	Republic of Brazil, 7.13%, due 01/20/37	25,181,550
	10,000,000	Republic of Brazil, 5.63%, due 02/21/47 (c)	9,700,000

			40,425,300

		Total Brazil	128,547,832

		Cameroon — 0.1%
		Foreign Government Obligations
	4,400,000	Republic of Cameroon International Bond, Reg S, 9.50%, due 11/19/25	5,230,500

		Chile — 1.0%
		Corporate Debt — 0.6%
	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	23,290,000

		Foreign Government Agency — 0.4%
	16,500,000	Corp Nacional del Cobre de Chile, Reg S, 4.50%, due 09/16/25	17,628,765

		Total Chile	40,918,765

		China — 0.8%
		Foreign Government Agency
	33,000,000	Export-Import Bank of China via Avi Funding Co. Ltd. (The), Reg S, 3.80%, due 09/16/25	34,031,250

		Colombia — 2.0%
		Foreign Government Agency — 1.2%
	43,500,000	Ecopetrol SA, 7.38%, due 09/18/43	46,736,400

		Foreign Government Obligations — 0.8%
	25,000,000	Colombia Government International Bond, 5.63%, due 02/26/44	27,300,000
	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (a)	5,705,255

			33,005,255

		Total Colombia	79,741,655

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Congo Republic (Brazzaville) — 1.7%
	Foreign Government Obligations
85,353,548	Republic of Congo, Reg S, Step Up, 4.00%, due 06/30/29	68,709,606

	Costa Rica — 1.3%
	Foreign Government Agency — 0.3%
15,045,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	13,145,569

	Foreign Government Obligations — 1.0%
37,000,000	Costa Rica Government International Bond, Reg S, 7.16%, due 03/12/45	38,711,250

	Total Costa Rica	51,856,819

	Dominican Republic — 2.9%
	Asset-Backed Securities — 0.5%
21,862,379	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24 (a)	22,112,342

	Foreign Government Agency — 0.2%
7,370,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	7,671,102

	Foreign Government Obligations — 2.2%
38,607,000	Dominican Republic Discount Bond, Variable Rate, 2.25%, due 08/30/24	36,087,893
15,200,000	Dominican Republic International Bond, Reg S, 8.63%, due 04/20/27	18,126,000
10,000,000	Dominican Republic International Bond, Reg S, 7.45%, due 04/30/44	11,300,000
20,700,000	Dominican Republic International Bond, Reg S, 6.85%, due 01/27/45	21,942,000

		87,455,893

	Total Dominican Republic	117,239,337

	Ecuador — 0.8%
	Foreign Government Obligations
17,500,000	Ecuador Government International Bond, Reg S, 7.95%, due 06/20/24	16,581,250
7,000,000	Ecuador Government International Bond, 144A, 9.65%, due 12/13/26	7,070,000
10,400,000	Ecuador Government International Bond, 144A, 9.63%, due 06/02/27	10,400,000

	Total Ecuador	34,051,250

	Egypt — 0.3%
	Foreign Government Obligations
10,600,000	Egypt Government International Bond, Reg S, 8.50%, due 01/31/47	11,342,000

	El Salvador — 0.6%
	Foreign Government Obligations
23,300,000	El Salvador Government International Bond, Reg S, 7.65%, due 06/15/35	21,610,750

Par Value†		Description	Value ($)
		El Salvador — continued
		Foreign Government Obligations — continued
	3,903,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	3,571,245

		Total El Salvador	25,181,995

		Ethiopia — 0.1%
		Foreign Government Obligations
	5,200,000	Federal Democratic Republic of Ethiopia, Reg S, 6.63%, due 12/11/24	5,219,500

		Gabon — 1.0%
		Foreign Government Obligations
	37,500,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	37,265,625
	4,500,000	Gabonese Republic, Reg S, 6.95%, due 06/16/25	4,556,250

		Total Gabon	41,821,875

		Ghana — 0.9%
		Foreign Government Agency — 0.4%
	15,258,771	Saderea, Ltd., Reg S, 12.50%, due 11/30/26	15,945,416

		Foreign Government Obligations — 0.5%
	16,800,000	Republic of Ghana, Reg S, 10.75%, due 10/14/30	20,916,000

		Total Ghana	36,861,416

		Greece — 0.6%
		Foreign Government Obligations
EUR	28,882,000	Hellenic Republic Government Bond, Reg S, Step Up, 3.00%, due 02/24/36	23,009,499

		Grenada — 0.2%
		Foreign Government Obligations
	11,725,765	Grenada Government International Bond, Reg S, Step Up, 7.00%, due 05/12/30	6,354,368

		Guatemala — 0.6%
		Foreign Government Obligations
	17,800,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	22,894,093

		Honduras — 0.7%
		Foreign Government Obligations
	20,875,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	23,249,531
	3,500,000	Honduras Government International Bond, Reg S, 6.25%, due 01/19/27	3,631,250

		Total Honduras	26,880,781

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Hungary — 0.4%
		Foreign Government Obligations
	11,792,000	Hungary Government International Bond, 7.63%, due 03/29/41	17,511,120

		Indonesia — 3.6%
		Foreign Government Agency — 1.3%
	28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	36,843,300
	14,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	16,686,000

			53,529,300

		Foreign Government Obligations — 2.3%
	43,091,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	53,540,567
	35,780,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	39,000,200

			92,540,767

		Total Indonesia	146,070,067

		Iraq — 0.3%
		Foreign Government Obligations
	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	13,725,000

		Israel — 1.1%
		Foreign Government Agency
	7,243,000	Israel Electric Corp., Ltd., Reg S, 7.88%, due 12/15/26	8,903,711
JPY	2,500,000,000	Israel Electric Corp., Ltd., 4.10%, due 01/14/32	23,067,720
	12,143,000	Israel Electric Corp., Ltd., Reg S, 8.10%, due 12/15/96	15,026,963

		Total Israel	46,998,394

		Ivory Coast — 0.4%
		Foreign Government Obligations
	15,351,700	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	14,891,149

		Jamaica — 0.4%
		Foreign Government Agency — 0.1%
	4,000,000	National Road Operating & Construction Co., Ltd., Reg S, 9.38%, due 11/10/24	4,680,000

		Foreign Government Obligations — 0.3%
	9,000,000	Jamaica Government International Bond, 7.88%, due 07/28/45	10,642,500

		Total Jamaica	15,322,500

Par Value†		Description	Value ($)
		Jordan — 0.2%
		Foreign Government Obligations
	10,000,000	Jordan Government International Bond, Reg S, 5.75%, due 01/31/27	9,975,000

		Kazakhstan — 1.3%
		Foreign Government Obligations
	43,400,000	Kazakhstan Government International Bond, Reg S, 6.50%, due 07/21/45	51,863,000

		Kenya — 0.3%
		Foreign Government Obligations
	11,200,000	Kenya Government International Bond, Reg S, 6.88%, due 06/24/24	11,508,000

		Macedonia — 0.6%
		Foreign Government Obligations
EUR	11,000,000	FYR Macedonia, Reg S, 3.98%, due 07/24/21	12,727,549
EUR	8,600,000	Macedonia Government International Bond, Reg S, 5.63%, due 07/26/23	10,338,365

		Total Macedonia	23,065,914

		Malaysia — 0.7%
		Foreign Government Agency
	25,000,000	Petronas Capital, Ltd., Reg S, 4.50%, due 03/18/45	26,789,280

		Mexico — 9.1%
		Foreign Government Agency — 3.3%
	51,000,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	53,583,150
	10,500,000	Petroleos Mexicanos, 6.38%, due 01/23/45	10,430,175
	46,900,000	Petroleos Mexicanos, 5.63%, due 01/23/46	42,303,800
	30,000,000	Petroleos Mexicanos, 6.75%, due 09/21/47	30,756,000

			137,073,125

		Foreign Government Obligations — 5.8%
	169,848,000	United Mexican States, 5.75%, due 10/12/2110	172,990,188
GBP	46,503,000	United Mexican States, 5.63%, due 03/19/2114	62,912,659

			235,902,847

		Total Mexico	372,975,972

		Morocco — 0.8%
		Foreign Government Agency
	30,000,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44	33,487,500

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Mozambique — 0.1%
	Foreign Government Obligations
4,500,000	Mozambique International Bond, Reg S, 10.50%, due 01/18/23 (c) (d)	3,352,500

	Nigeria — 0.1%
	Foreign Government Obligations
5,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23	5,629,500

	Oman — 0.2%
	Foreign Government Obligations
10,000,000	Oman Government International Bond, Reg S, 4.75%, due 06/15/26	10,025,000

	Pakistan — 1.0%
	Foreign Government Obligations
40,500,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	41,327,820

	Panama — 0.8%
	Foreign Government Agency — 0.3%
13,600,000	AES Panama SRL, Reg S, 6.00%, due 06/25/22	14,127,000

	Foreign Government Obligations — 0.5%
7,295,000	Panama Government International Bond, 8.13%, due 04/28/34	9,684,112
11,008,000	Panama Government International Bond, 4.30%, due 04/29/53	10,870,400

		20,554,512

	Total Panama	34,681,512

	Paraguay — 0.2%
	Foreign Government Obligations
8,000,000	Republic of Paraguay, Reg S, 6.10%, due 08/11/44	8,720,000

	Peru — 1.5%
	Foreign Government Agency — 0.2%
12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	10,383,972

	Foreign Government Obligations — 1.3%
5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27 (a)	4,950,000
38,120,000	Republic of Peru, 5.63%, due 11/18/50	46,735,120

		51,685,120

	Total Peru	62,069,092

	Philippines — 2.7%
	Foreign Government Agency — 2.4%
25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	35,790,586

Par Value†		Description	Value ($)
		Philippines — continued
		Foreign Government Agency — continued
	40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	61,063,840

			96,854,426

		Foreign Government Obligations — 0.3%
	10,354,000	Republic of Philippines, 6.38%, due 01/15/32	13,460,200

		Total Philippines	110,314,626

		Romania — 0.5%
		Foreign Government Obligations
EUR	10,300,000	Romanian Government International Bond, Reg S, 3.88%, due 10/29/35	12,177,950
	5,894,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44	7,433,807

		Total Romania	19,611,757

		Russia — 4.3%
		Foreign Government Agency — 2.3%
	30,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	30,637,500
	35,800,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	48,509,000
	15,700,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.13%, due 10/29/22	16,485,000

			95,631,500

		Foreign Government Obligations — 2.0%
	6,600,000	Russian Foreign Bond, Reg S, 5.63%, due 04/04/42	7,425,000
	62,200,000	Russian Foreign Bond, Reg S, 5.88%, due 09/16/43	72,463,000

			79,888,000

		Total Russia	175,519,500

		Rwanda — 0.1%
		Foreign Government Obligations
	5,000,000	Rwanda International Government Bond, Reg S, 6.63%, due 05/02/23	5,150,000

		Serbia — 0.1%
		Foreign Government Obligations
	2,548,877	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	2,598,033

		South Africa — 0.6%
		Foreign Government Agency
ZAR	163,000,000	Eskom Holdings SOC, Ltd., Zero Coupon, due 12/31/32	1,951,277
	21,000,000	Eskom Holdings SOC, Ltd., Reg S, 7.13%, due 02/11/25	22,055,250
ZAR	20,000,000	Transnet, Ltd., 13.50%, due 04/18/28	1,699,855

		Total South Africa	25,706,382

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Sri Lanka — 1.4%
		Foreign Government Obligations
	18,000,000	Sri Lanka Government International Bond, Reg S, 6.13%, due 06/03/25	18,495,000
	17,000,000	Sri Lanka Government International Bond, Reg S, 6.85%, due 11/03/25	18,105,000
	13,500,000	Sri Lanka Government International Bond, Reg S, 6.83%, due 07/18/26	14,360,625
	6,900,000	Sri Lanka Government International Bond, Reg S, 6.20%, due 05/11/27	7,003,500

		Total Sri Lanka	57,964,125

		Suriname — 0.4%
		Foreign Government Obligations
	15,496,000	Republic of Suriname, 144A, 9.25%, due 10/26/26	15,844,660

		Trinidad And Tobago — 0.4%
		Foreign Government Agency — 0.3%
	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	6,405,000
	7,000,000	Trinidad Generation UnLtd, 144A, 5.25%, due 11/04/27	6,991,250

			13,396,250

		Foreign Government Obligations — 0.1%
	1,400,000	Trinidad & Tobago Government International Bond, Reg S, 4.50%, due 08/04/26	1,367,100

		Total Trinidad And Tobago	14,763,350

		Tunisia — 1.6%
		Foreign Government Agency
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	48,036,117
JPY	2,500,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31	16,930,023

		Total Tunisia	64,966,140

		Turkey — 4.9%
		Foreign Government Agency — 0.3%
	12,800,000	Export Credit Bank of Turkey, 144A, 5.38%, due 10/24/23	12,992,000

		Foreign Government Obligations — 4.6%
	53,502,000	Republic of Turkey, 6.75%, due 05/30/40	60,390,382
	87,891,000	Republic of Turkey, 6.00%, due 01/14/41	91,077,049
	36,300,000	Republic of Turkey, 5.75%, due 05/11/47	36,163,875

			187,631,306

		Total Turkey	200,623,306

Par Value†	Description	Value ($)
	Ukraine — 1.4%
	Foreign Government Agency — 0.3%
7,900,000	Oschadbank Via SSB #1 Plc, Reg S, Step Up, 9.63%, due 03/20/25	8,046,150
3,700,000	Ukreximbank Via Biz Finance Plc, Reg S, 9.75%, due 01/22/25	3,769,375

		11,815,525

	Foreign Government Obligations — 1.1%
2,957,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/19	3,036,839
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/21	6,100,256
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/22	6,043,076
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/23	5,994,924
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/24	5,937,743
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/25	5,913,668
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26 (c)	5,880,563
6,869,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/27	6,690,406

		45,597,475

	Total Ukraine	57,413,000

	United States — 3.0%
	Asset-Backed Securities — 0.6%
1,939,177	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 1.47%, due 05/15/24	261,789
6,583,905	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. LIBOR + .24%, 1.23%, due 12/15/35 ◆	6,225,207
3,121,799	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. LIBOR + .24%, 1.23%, due 12/15/35 ◆	2,756,938
2,630,384	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, A, Variable Rate, 1 mo. LIBOR + .20%, 1.19%, due 05/15/36 ◆	2,279,039
10,931,676	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.17%, due 11/25/36 ◆	5,276,978
11,077,432	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .22%, 1.24%, due 11/25/36 ◆	5,397,679
5,988,805	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR + .36%, 1.38%, due 04/25/37 ◆	2,916,233

		25,113,863

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	U.S. Government — 2.4%
75,399,800	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (e)	76,000,661
23,000,000	U.S. Treasury Note, 0.75%, due 04/30/18	22,902,963

		98,903,624

	Total United States	124,017,487

	Uruguay — 1.3%
	Foreign Government Obligations
51,000,000	Uruguay Government International Bond, 5.10%, due 06/18/50	51,127,500

	Venezuela — 6.8%
	Foreign Government Agency — 4.1%
110,902,000	Electricidad de Caracas Finance BV, Reg S, 8.50%, due 04/10/18	78,255,224
54,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26	20,601,000
176,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24	69,062,400

		167,918,624

	Foreign Government Obligations — 2.7%
19,028,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	10,512,970
43,611,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	21,914,528
152,093,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	75,666,267

		108,093,765

	Total Venezuela	276,012,389

	Vietnam — 0.5%
	Foreign Government Agency — 0.4%
23,804,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	14,244,195

	Foreign Government Obligations — 0.1%
5,000,000	Socialist Republic of Vietnam, Series 30 Yr., Variable Rate, 2.25%, due 03/13/28	4,350,000

	Total Vietnam	18,594,195

	Zambia — 0.5%
	Foreign Government Obligations
10,760,000	Zambia Government International Bond, Reg S, 8.50%, due 04/14/24	11,472,850
7,700,000	Zambia Government International Bond, Reg S, 8.97%, due 07/30/27	8,296,750

	Total Zambia	19,769,600

	TOTAL DEBT OBLIGATIONS (COST $3,088,622,429)	3,294,413,523

Par Value†		Description	Value ($)
		LOAN ASSIGNMENTS — 0.1%

		Indonesia
	3,744,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + 0.88%, 1.19%, due 12/14/19	3,529,094
	816,140	Republic of Indonesia Loan Agreement, dated September 14, 1994, 6 mo. LIBOR + 0.75%, 1.25%, due 12/01/19	749,870
EUR	689,327	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	623,356

		TOTAL LOAN ASSIGNMENTS (COST $4,910,376)	4,902,320

		LOAN PARTICIPATIONS — 1.6%

		Angola — 0.9%
	24,325,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/20/23	21,284,375
	15,750,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/20/23	13,781,250

		Total Angola	35,065,625

		Egypt — 0.0%
CHF	101,538	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (a)	89,735

		Indonesia — 0.1%
	3,911,194	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + .88%, 2.12%, due 09/29/19	3,593,605

		Iraq — 0.5%
JPY	3,187,851,941	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Variable Rate, due 01/01/28	19,573,414
JPY	416,530,877	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Variable Rate, due 01/01/28	2,558,425

		Total Iraq	22,131,839

		Russia — 0.0%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (d)	2

		Vietnam — 0.1%
JPY	266,024,695	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.60%, due 09/01/17	2,222,117

		TOTAL LOAN PARTICIPATIONS (COST $84,334,446)	63,102,923

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†		Description	Value ($)
		MUTUAL FUNDS — 2.4%

		United States — 2.4%
		Affiliated Issuers — 2.4%
	568,012	GMO Opportunistic Income Fund, Class VI	14,870,547
	3,251,005	GMO U.S. Treasury Fund	81,210,113

		TOTAL MUTUAL FUNDS (COST $93,156,925)	96,080,660

		RIGHTS/WARRANTS — 1.0%

		Argentina — 0.8%
EUR	298,220,524	Republic of Argentina GDP Linked, Expires 12/15/35	30,653,034

		Nigeria — 0.0%
	27,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20	1,989,000

		Ukraine — 0.1%
	13,276,000	Government of Ukraine GDP Linked, Expires 05/31/40	4,912,120

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (a)	—

		Venezuela — 0.1%
	959,065	Republic of Venezuela Oil Warrants, Expires 04/15/20	4,315,793

		TOTAL RIGHTS/WARRANTS (COST $50,169,932)	41,869,947

Shares / Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 12.3%

	Money Market Funds — 0.5%
20,440,892	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.68% (f)	20,440,892

	U.S. Government — 11.8%
12,000,000	U.S. Treasury Bill, 0.73%, due 07/06/17 (g)	11,991,372
20,000,000	U.S. Treasury Bill, 1.00%, due 10/19/17 (g)	19,923,380
28,000,000	U.S. Treasury Note, 4.75%, due 08/15/17	28,221,620
20,000,000	U.S. Treasury Note, 1.88%, due 09/30/17 (h)	20,049,900
122,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	121,899,960
59,500,000	U.S. Treasury Note, 0.88%, due 01/15/18	59,395,399
46,000,000	U.S. Treasury Note, 0.75%, due 01/31/18	45,865,220
176,000,000	U.S. Treasury Note, 0.75%, due 02/28/18 (h)	175,408,816

	TOTAL U.S. GOVERNMENT	482,755,667

	TOTAL SHORT-TERM INVESTMENTS (COST $504,050,513)	503,196,559

	TOTAL INVESTMENTS — 98.2% (Cost $3,825,244,621)	4,003,565,932
	Other Assets and Liabilities (net) — 1.8%	73,520,788

	TOTAL NET ASSETS — 100.0%	$4,077,086,720

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/20/2017	BOA	EUR	31,000,000	USD	33,411,025	$(1,445,546)
06/20/2017	MSCI	EUR	10,900,000	USD	11,584,128	(671,893)

						$(2,117,439)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Reverse Repurchase Agreements (i)

Face Value		Description	Value ($)
USD	2,732,000	JP Morgan Securities, Inc., 0.00%, dated 04/05/17, (collateral: Mozambique International Bond, Reg S, 10.50%, due 01/18/23), to be repurchased on demand at face value plus accrued interest.	$(2,732,000)
USD	7,412,352	JP Morgan Securities, Inc., 0.25%, dated 04/20/17, (collateral: Argentine Republic Government International Bond, 7.63%, due 04/22/46), to be repurchased on demand at face value plus accrued interest.	(7,412,352)
USD	6,013,042	JP Morgan Securities, Inc., 0.25%, dated 05/25/17, (collateral: Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26), to be repurchased on demand at face value plus accrued interest.	(6,013,042)
USD	9,881,868	Barclays Bank plc, 0.25%, dated 05/22/17, (collateral: Republic of Brazil, 5.63%, due 02/21/47), to be repurchased on demand at face value plus accrued interest.	(9,881,868)

			$(26,039,262)

		Average balance outstanding	$(24,228,238)
		Average interest rate	0.09%
		Maximum balance outstanding	$(58,589,972)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Credit Linked Options

Principal Amount			Expiration Date	Descriptions	Premiums	Value ($)
Put Sold	USD	45,000,000	01/20/2021	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (a)	$330,313	$94,199
Put Sold	USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (a)	1,218,000	35,085
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (a)	1,206,333	137,105
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.44% (OTC) (CP-DB) (a)	2,042,333	(1,656,977)
Put Sold	USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.30% (OTC) (CP-DB) (a)	483,034	(140,721)
Put Sold	USD	24,000,000	03/10/2020	Lebanon Gap Put Option (OTC) (CP-DB) (a)	361,333	(150,221)
Put Sold	USD	46,000,000	04/13/2021	Lebanon Gap Put Option (OTC) (CP-DB) (a)	947,472	(594,463)

					$6,588,818	$(2,275,993)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
4,500,000	USD	7/20/2017	JPM	Receive	3.30%	5.68%	Republic of Jamaica	4,500,000	USD	$9,225
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	1.92%	Republic of Macedonia	5,400,000	EUR	(129,064)
50,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.74%	Republic of Brazil	NA		(52,353)
44,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.05%	Republic of Croatia	NA		(419,119)
6,000,000	USD	6/20/2020	DB	Receive	1.00%	2.00%	Commonwealth of Bahamas	6,000,000	USD	(174,080)
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	1.92%	Commonwealth of Bahamas	NA		1,502,904
57,000,000	USD	12/20/2020	DB	Receive	1.00%	2.22%	Commonwealth of Bahamas	57,000,000	USD	(2,316,226)
10,000,000	USD	12/20/2022	JPM	Receive	1.00%	1.10%	Republic of Malaysia	10,000,000	USD	(54,589)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
15,000,000	USD	12/20/2022	JPM	Receive	1.00%	2.00%	Indonesia	15,000,000	USD	$(285,876)
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.19%	Commonwealth of Bahamas	3,000,000	USD	(338,055)
40,000,000	USD	6/20/2023	JPM	Receive	1.00%	1.37%	Republic of Croatia	40,000,000	USD	(1,906,212)
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.19%	Commonwealth of Bahamas	6,000,000	USD	(676,110)
20,000,000	USD	3/20/2024	JPM	Receive	1.00%	2.22%	Republic of Malaysia	20,000,000	USD	(359,308)
27,250,000	USD	6/20/2024	JPM	Receive	1.00%	1.14%	Republic of Brazil	27,250,000	USD	(3,219,014)
60,000,000	USD	6/20/2024	JPM	Receive	1.00%	6.11%	Peoples Republic of China	60,000,000	USD	(189,460)
25,000,000	USD	3/20/2025	GS	Receive	1.00%	1.12%	Republic of China	25,000,000	USD	(203,545)
91,000,000	USD	6/20/2025	DB	Receive	1.00%	6.11%	Commonwealth of Bahamas	91,000,000	USD	(7,441,819)
68,000,000	EUR	6/20/2025	DB	(Pay)	1.00%	5.68%	Commonwealth of Bahamas	NA		5,752,383
20,000,000	USD	6/20/2025	GS	Receive	1.00%	3.19%	Republic of China	20,000,000	USD	(196,612)
10,000,000	USD	6/20/2025	GS	Receive	1.00%	3.19%	Indonesia	10,000,000	USD	(527,819)
25,000,000	USD	6/20/2025	GS	Receive	1.00%	1.12%	Indonesia	25,000,000	USD	(1,319,548)
21,000,000	USD	6/20/2026	GS	Receive	1.00%	1.10%	Republic of South Africa	21,000,000	USD	(2,536,058)
8,000,000	USD	12/20/2026	GS	Receive	1.00%	1.29%	Republic of Russia	8,000,000	USD	(778,494)
10,000,000	USD	12/20/2026	JPM	Receive	1.00%	3.25%	Republic of South Africa	10,000,000	USD	(1,290,415)
15,000,000	USD	12/20/2026	JPM	Receive	1.00%	1.89%	Republic of South Africa	15,000,000	USD	(1,935,623)
10,000,000	USD	12/20/2026	GS	Receive	1.00%	3.67%	Republic of South Africa	10,000,000	USD	(1,290,415)
40,000,000	USD	3/20/2030	JPM	Receive	1.00%	1.76%	Republic of Brazil	40,000,000	USD	(8,163,977)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	1.76%	United Mexican States	NA		1,930,956

										$(26,608,323)

							Premiums Paid (Received)			$33,694,732

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Cross-Currency Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
120,000,000	EUR	9/11/2020	JPM	3 Month EURIBOR plus a spread of (0.35)%	3 Month USD LIBOR	$(7,695,828)

					Premiums Paid (Received)	$—

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Cross-Currency Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
14,000,000,000	JPY	4/28/2025	GS	(Pay)	(0.22)%	3 Month USD LIBOR	$(5,332,753)
50,000,000	GBP	3/10/2026	JPM	(Pay)	1.17%	3 Month USD LIBOR	(5,211,634)

							$(10,544,387)

						Premiums Paid (Received)	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CJSC - Closed Joint-Stock Company

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

VRRB - Variable Rate Reduction Bond

The rates shown on variable rate notes are the current interest rates at May 31, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

◆	These securities are primarily backed by subprime mortgages.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Security is backed by U.S. Treasury Bonds.

(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(d)	Security is in default.

(e)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(f)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(g)	The rate shown represents yield-to-maturity.

(h)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(i)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

CHF - Swiss Franc

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

ZAR - South African Rand

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 105.2%

	Asset-Backed Securities — 92.4%
	Auto Retail Prime — 0.1%
985,600	California Republic Auto Receivables Trust, Series 14-1, Class C, 3.40%, due 12/15/20	997,092

	Auto Retail Subprime — 6.6%
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,504,193
13,720,000	AmeriCredit Automobile Receivables Trust, Series 14-2, Class E, 3.37%, due 11/08/21	13,934,641
2,804,000	CarFinance Capital Auto Trust, Series 13-1A, Class D, 144A, 4.68%, due 11/15/19	2,820,755
2,592,000	CarFinance Capital Auto Trust, Series 14-1A, Class C, 144A, 3.45%, due 04/15/20	2,626,940
1,073,840	CarFinance Capital Auto Trust, Series 13-2A, Class E, 144A, 7.86%, due 10/15/20	1,089,490
1,524,850	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,559,256
4,130,000	CFC LLC, Series 14-2A, Class E, 144A, 5.36%, due 11/15/21	4,154,582
271,369	CPS Auto Receivables Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	271,326
52,931	CPS Auto Receivables Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	53,322
750,584	CPS Auto Receivables Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	750,653
51,150	CPS Auto Receivables Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	51,343
4,000,000	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	4,037,407
1,500,000	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	1,516,787
1,302,800	CPS Auto Receivables Trust, Series 14-B, Class D, 144A, 4.62%, due 05/15/20	1,308,939
1,049,647	CPS Auto Receivables Trust, Series 15-C, Class D, 144A, 4.63%, due 08/16/21	1,073,194
4,080,728	DT Auto Owner Trust, Series 14-2A, Class D, 144A, 3.68%, due 04/15/21	4,116,911
5,847,188	DT Auto Owner Trust, Series 15-2A, Class D, 144A, 4.25%, due 02/15/22	5,975,903
6,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	6,166,080
4,948,797	Exeter Automobile Receivables Trust, Series 14-1A, Class C, 144A, 3.57%, due 07/15/19	4,977,444
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	6,173,935
5,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class C, 144A, 3.26%, due 12/16/19	5,035,987

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail Subprime — continued
2,250,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	2,305,839
1,938,500	Flagship Credit Auto Trust, Series 13-1, Class D, 144A, 5.38%, due 07/15/20	1,941,450
1,144,000	Flagship Credit Auto Trust, Series 13-2, Class C, 144A, 4.42%, due 12/16/19	1,153,176
3,000,000	Flagship Credit Auto Trust, Series 14-1, Class C, 144A, 3.34%, due 04/15/20	3,007,236
1,629,900	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	1,668,667
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,438,827

	Total Auto Retail Subprime	82,714,283

	CMBS Collateralized Debt Obligations — 1.6%
8,539,231	Capitalsource Real Estate Loan Trust, Series 06-1A, Class B, 144A, Variable Rate, 3 mo. LIBOR + .39%, 1.55%, due 01/20/37	8,432,491
7,887,769	GS Mortgage Securities Corp., Series 06-CC1, Class A, 144A, Variable Rate, 5.44%, due 03/21/46	6,448,251
4,685,418	Nomura CRE CDO, Series 07-2A, Class B, 144A, 3 mo. LIBOR + .33%, 1.50%, due 05/21/42	4,451,147

	Total CMBS Collateralized Debt Obligations	19,331,889

	Collateralized Loan Obligations — 14.9%
37,276,500	Arrowpoint CLO Ltd., Series 15-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.71%, due 04/18/27	37,372,040
860,000	Atrium XII, Series 12-A, Class E, 144A, 3 mo. LIBOR + 5.95%, 7.10%, due 10/22/26	861,649
6,006,000	BlueMountain CLO Ltd., Series 14-3A, Class BR, 144A, 3 mo. LIBOR + 2.10%, 3.26%, due 10/15/26	6,005,898
4,504,500	Carlyle Global Market Strategies CLO Ltd., Series 14-5A, Class BR, 144A, 3 mo. LIBOR + 2.05%, 3.21%, due 10/16/25	4,504,495
7,327,000	CIFC Funding Ltd., Series 13A-4A, Class C1R, 144A, 3 mo. LIBOR + 2.25%, 3.45%, due 11/27/24	7,328,663
5,603,000	CIFC Funding Ltd., Series 13A-4A, Class C2R, 144A, 3 mo. LIBOR + 2.25%, 3.45%, due 11/27/24	5,604,272
8,580,000	CIFC Funding Ltd., Series 14-1A, Class CR, 144A, 3 mo. LIBOR + 2.25%, 3.41%, due 04/18/25	8,579,837
5,038,500	CIFC Funding Ltd., Series 15-5A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 6.30%, 7.46%, due 10/25/27	4,988,075
6,338,000	Crown Point CLO II Ltd., Series 13-2A, Class A3L, 144A, 3 mo. LIBOR + 2.86%, 4.02%, due 12/31/23	6,340,313

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — continued
4,968,000	Cumberland Park CLO Ltd., Series 15-2A, Class C, 144A, 3 mo. LIBOR + 2.85%, 4.01%, due 07/20/26	4,970,792
4,888,750	Dorchester Park CLO Ltd., Series 15-1A, Class E, 144A, Variable Rate, 3 mo. LIBOR + 5.25%, 6.41%, due 01/20/27	4,889,043
1,720,000	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class E, 144A, 3 mo. LIBOR + 4.70%, 5.86%, due 04/25/25	1,705,552
28,020,000	Jamestown CLO VI Ltd., Series 15-6A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.60%, 2.77%, due 02/20/27	28,029,947
7,293,000	KKR CLO Ltd., Series 12, Class E, 144A, 3 mo. LIBOR + 5.85%, 7.01%, due 07/15/27	7,292,431
1,465,400	Madison Park Funding XII Ltd, Series 14-12A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.35%, 3.51%, due 07/20/26	1,468,290
3,652,000	Magnetite XVI Ltd., Series 15-16A, Class E, 144A, 3 mo. LIBOR + 6.35%, 7.51%, due 01/18/28	3,675,617
4,042,000	Neuberger Berman CLO XIII Ltd, Series 12-13X, Class E, Reg S, Variable Rate, 3 mo. LIBOR + 5.1%, 6.25%, due 01/23/24	4,054,922
4,976,400	Stratford CLO Ltd., Series 07-1A, Class C, 144A, 3 mo. LIBOR + 2.00%, 3.17%, due 11/01/21	4,972,474
36,880,000	West CLO Ltd., Series 14-2A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.71%, due 01/16/27	36,884,721
5,914,068	Zais Investment Grade Ltd., Series 9A, Class B, 144A, Variable Rate, 3 mo. LIBOR +.85%, 2.02%, due 04/27/52	5,899,283

	Total Collateralized Loan Obligations	185,428,314

	Commercial Mortgage-Backed Securities — 13.9%
4,300,000	Banc of America Commercial Mortgage Trust, Series 06-2, Class D, 144A, Variable Rate, 5.91%, due 05/10/45	4,267,750
3,074,400	Citigroup Commercial Mortgage Trust, Series 04-C2, Class H, 144A, Variable Rate, 6.41%, due 10/15/41	3,073,271
18,024,452	Commercial Mortgage Trust, Series 07-GG9, Class AJ, Variable Rate, 5.51%, due 03/10/39	17,080,073
23,260,500	Core Industrial Trust, Series 15-WEST, Class E, 144A, Variable Rate, 4.37%, due 02/10/37	23,107,900
1,302,438	Credit Suisse First Boston Mortgage Securities Corp., Series 04-C1, Class G, 144A, Variable Rate, 5.31%, due 01/15/37	1,336,673
4,551,352	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFL, Variable Rate, 1 mo. LIBOR + .25%, 1.25%, due 04/15/37	4,006,391

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
1,954,478	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFX, 4.88%, due 04/15/37	1,920,274
1,911,060	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C6, Class G, 144A, Variable Rate, 5.23%, due 12/15/40	1,909,335
20,439,469	Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class AJ, Variable Rate, 5.54%, due 09/15/39	20,661,541
8,715,587	Credit Suisse Mortgage Capital Certificates, Series 14-USA, Class A2, 144A, 3.95%, due 09/15/37	9,090,682
18,530,720	CSMC Trust, Series 14-USA, Class E, 144A, 4.37%, due 09/15/37	16,007,826
8,360,000	GS Mortgage Securities Corp., Series 16-GS2, Class D, 144A, 2.75%, due 05/10/49	6,517,198
11,025,000	GS Mortgage Securities Corp., Series 16-RENT, Class E, 144A, Variable Rate, 4.20%, due 02/10/29	11,013,155
11,777,850	GS Mortgage Securities Trust, Series 11-GC3, Class D, 144A, Variable Rate, 5.82%, due 03/10/44	12,328,326
2,259,333	Hilton USA Trust, Series 16-SFP, Class E, 144A, 5.52%, due 11/05/35	2,284,479
6,267,875	Hyatt Hotel Portfolio Trust, Series 15-HYT, Class F, 144A, Variable Rate, 1 mo. LIBOR + 3.49%, 4.48%, due 11/15/29	6,197,146
10,324,996	JP Morgan Chase Commercial Mortgage Securities Corp., Series 05-CB13, Class AJ, Variable Rate, 5.67%, due 01/12/43	10,482,039
3,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-C3, Class H, 144A, Variable Rate, 5.65%, due 01/15/42	2,790,000
1,288,630	JP Morgan Chase Commercial Mortgage Securities Trust, Series 07-LD12, Class A4, Variable Rate, 5.88%, due 02/15/51	1,288,238
6,888,920	Motel 6 Trust, Series 15-MTL6, Class F, 144A, 5.00%, due 02/05/30	6,810,106
10,463,510	Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class AJ, Variable Rate, 5.37%, due 11/15/48	10,515,828

	Total Commercial Mortgage-Backed Securities	172,688,231

	Other — 0.1%
10,423,078	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 1.47%, due 05/15/24	1,407,115

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Other — 10.9%
1,643,460	ACE Securities Corp. Home Equity Loan Trust, Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 1.30%, due 02/25/36 ◆	970,522
22,019,633	American Home Mortgage Investment Trust, Series 06-2, Class 4A, 1 mo. LIBOR + .36%, 1.38%, due 02/25/36	5,068,783
11,891,382	American Home Mortgage Investment Trust, Series 06-3, Class 4A, Variable Rate, 1 mo. LIBOR + .38%, 1.40%, due 11/25/35	3,427,107
2,345,374	BCMSC Trust, Series 00-A, Class A4, Variable Rate, 8.29%, due 06/15/30	1,099,870
3,023,252	BCMSC Trust, Series 99-A, Class M1, Variable Rate, 6.79%, due 03/15/29	2,581,189
7,456,317	BCMSC Trust, Series 99-B, Class A4, Variable Rate, 7.30%, due 12/15/29	3,310,984
988,414	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .32%, 1.34%, due 02/25/37	1,800,073
2,235,911	Carrington Mortgage Loan Trust, Series 06-RFC1, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.17%, due 05/25/36	2,208,252
9,383,607	Conseco Financial Corp., Series 97-6, Class M1, Variable Rate, 7.21%, due 01/15/29	9,185,193
3,206,101	Conseco Financial Corp., Series 98-6, Class M1, Variable Rate, 6.63%, due 06/01/30	2,937,255
3,679,125	Countrywide Home Equity Loan Trust, Series 07-E, Class A, FSA, Variable Rate, 1 mo. LIBOR + .15%, 1.14%, due 06/15/37	3,245,486
4,024,626	Fannie Mae Connecticut Avenue Securities, Series 17-C01, Class 1M1, 1 mo. LIBOR + 1.30%, 2.32%, due 07/25/29	4,057,980
4,227,155	Fannie Mae Connecticut Avenue Securities, Series 17-C03, Class 1M1, Variable Rate, 1 mo. LIBOR + .95%, 1.97%, due 10/25/29	4,240,525
1,133,972	GMACM Home Equity Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .50%, 1.52%, due 10/25/34 ◆	1,059,836
9,090,933	Greenpoint Manufactured Housing, Series 98-1, Class 2A, Variable Rate, 1 mo. LIBOR + .57%, 1.56%, due 05/15/28	8,460,342
32,938,815	Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .26%, 1.28%, due 06/25/36	5,710,899
4,604,972	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .32%, 1.34%, due 03/25/36	1,163,634
966,883	Mellon Re-REMIC Pass-Through Trust, Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.28%, due 02/26/34	867,786

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Other — continued
3,492,597	Meritage Mortgage Loan Trust, Series 05-2, Class M2, Variable Rate, 1 mo. LIBOR + .75%, 1.77%, due 11/25/35	3,428,299
5,520,542	Morgan Stanley Resecuritization Trust, Series 14-R8, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + .16%, 1.15%, due 06/26/47	5,417,597
8,371,808	New Century Home Equity Loan Trust, Series 06-S1, Class A1, Variable Rate, 1 mo. LIBOR + .34%, 1.36%, due 03/25/36	871,832
14,676,555	New Century Home Equity Loan Trust, Series 06-S1, Class A2A, 1 mo. LIBOR + .20%, 1.22%, due 03/25/36	1,528,744
22,320,161	New Century Home Equity Loan Trust, Series 06-S1, Class A2B, 1 mo. LIBOR + .40%, 1.42%, due 03/25/36	2,324,176
2,813,421	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 05-S3, Class M1, 1 mo. LIBOR + .90%, 1.92%, due 08/25/35	2,909,542
11,532,779	Oakwood Mortgage Investors, Inc., Series 00-D, Class A4, Variable Rate, 7.40%, due 07/15/30	7,108,614
2,870,841	Oakwood Mortgage Investors, Inc., Series 98-D, Class M1, 144A, 7.42%, due 01/15/29	2,928,577
10,455,048	Oakwood Mortgage Investors, Inc., Series 99-C, Class A2, 7.48%, due 08/15/27	10,249,540
6,395,587	PHH Mortgage Trust, Series 07-1SL, Class M2, 144A, STEP, 7.00%, due 12/25/27	6,737,312
2,193,113	RBSSP Resecuritization Trust, Series 13-1, Class 1A2, 144A, 1 mo. LIBOR + .29%, 1.28%, due 01/26/37	2,149,327
24,129,127	Residential Funding Mortgage Securities II, Series 06-HI4, Class A4, STEP, 5.72%, due 09/25/36	19,931,050
14,881,256	Soundview Home Loan Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .38%, 1.40%, due 11/25/35 (a)	2,346,237
25,877,843	Terwin Mortgage Trust, Series 07-1SL, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 0.71%, due 01/25/38	4,186,326
2,368,769	Wells Fargo Mortgage Backed Securities Trust, Series 05-AR14, Class A4, Variable Rate, 3.03%, due 08/25/35	2,374,242

	Total Residential Mortgage-Backed Securities – Other	135,887,131

	Residential Mortgage-Backed Securities – Prime — 2.8%
5,716,985	BCAP LLC Trust, Series 09-RR13, Class 16A2, 144A, Variable Rate, 3.47%, due 09/26/35	5,451,046
2,475,950	Chase Mortgage Finance Trust, Series 05-A1, Class 3A1, Variable Rate, 3.15%, due 12/25/35	2,378,793
4,453,156	Chase Mortgage Finance Trust, Series 07-A1, Class 11M1, Variable Rate, 3.32%, due 03/25/37	4,319,493

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Prime — continued
2,111,836	Citigroup Mortgage Loan Trust, Series 05-3, Class 2A2, Variable Rate, 3.08%, due 08/25/35	2,092,690
4,195,165	IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A1, Variable Rate, 3.48%, due 12/25/36	3,912,878
3,454,572	IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class 1A1, Variable Rate, 3.56%, due 03/25/37	3,348,360
3,342,010	WaMu Mortgage Pass-Through Certificates, Series 05-AR10, Class 1A3, Variable Rate, 2.80%, due 09/25/35	3,404,273
2,351,297	WaMu Mortgage Pass-Through Certificates, Series 06-AR19, Class 2A, Variable Rate, COF 11 + 1.25%, 1.83%, due 01/25/47	2,295,033
4,307,160	WaMu Mortgage Pass-Through Certificates, Series 07-HY2, Class 2A1, Variable Rate, 3.03%, due 11/25/36	4,022,223
4,190,111	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 07-5, Class A6, 6.00%, due 06/25/37	4,135,820

	Total Residential Mortgage-Backed Securities – Prime	35,360,609

	Residential Mortgage-Backed Securities – Subprime — 1.3%
149,615	Argent Securities Inc Asset-Backed Pass-Through Certificates, Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + 1.04%, 2.06%, due 05/25/34	149,770
6,967,635	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 1.13%, due 04/25/31	7,366,493
939,070	First NLC Trust, Series 05-4, Class A3, Variable Rate, 1 mo. LIBOR + .27%, 1.29%, due 02/25/36	937,183
117,836	JP Morgan Mortgage Acquisition Trust, Series 07-CH3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.17%, due 03/25/37	117,700
3,368,072	Ownit Mortgage Loan Trust, Series 06-3, Class A2C, Variable Rate, 1 mo. LIBOR + .17%, 1.19%, due 03/25/37	3,320,197
4,239,478	RAMP Trust, Series 07-RZ1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 1.18%, due 02/25/37	4,160,985

	Total Residential Mortgage-Backed Securities – Subprime	16,052,328

	Residential Mortgage-Backed Securities – Alt-A — 2.8%
3,250,383	Adjustable Rate Mortgage Trust, Series 05-1, Class 5M1, Variable Rate, 1 mo. LIBOR + 1.05%, 2.07%, due 05/25/35	3,140,805
2,145,309	Alternative Loan Trust, Series 03-18CB, Class 1A1, 5.25%, due 09/25/33	2,162,479

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Alt-A — continued
2,992,438	Alternative Loan Trust, Series 06-28CB, Class A1, Variable Rate, 1 mo. LIBOR + .70%, 1.72%, due 10/25/36	1,773,951
2,985,221	Alternative Loan Trust, Series 06-7CB, Class 1A1, Variable Rate, 1 mo. LIBOR + .70%, 1.72%, due 05/25/36	1,681,575
2,517,257	BCAP LLC Trust, Series 12-RR2, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 1.16%, due 08/26/36	2,488,714
1,261,879	BCAP LLC Trust, Series 12-RR7, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 1.16%, due 08/26/36	1,247,485
2,920,037	Bear Stearns ARM Trust, Series 07-1, Class 2A1, Variable Rate, 3.39%, due 02/25/47	2,543,845
9,216,650	Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 2A2A, Variable Rate, 3.10%, due 07/25/36	6,591,082
3,389,436	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 05-7, Class 2CB1, 5.50%, due 08/25/35	3,422,272
11,251,955	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 06-AR10, Class A2A, Variable Rate, 1 mo. LIBOR + .17%, 1.19%, due 12/25/36	9,742,977

	Total Residential Mortgage-Backed Securities – Alt-A	34,795,185

	Small Balance Commercial Mortgages — 11.5%
835,194	Bayview Commercial Asset Trust, Series 04-1, Class B, 144A, 1 mo. LIBOR + 2.85%, 2.92%, due 04/25/34	833,287
861,843	Bayview Commercial Asset Trust, Series 04-1, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .84%, 1.58%, due 04/25/34	829,860
479,288	Bayview Commercial Asset Trust, Series 04-1, Class M2, 144A, Variable Rate, 1 mo. LIBOR + 1.80%, 2.82%, due 04/25/34	471,692
7,545,872	Bayview Commercial Asset Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 1.33%, due 08/25/35	6,917,757
4,038,446	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 1.41%, due 01/25/36	3,738,188
2,344,026	Bayview Commercial Asset Trust, Series 06-1A, Class M1, 144A, 1 mo. LIBOR + .38%, 1.40%, due 04/25/36	2,015,207
3,226,368	Bayview Commercial Asset Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .23%, 1.25%, due 07/25/36	2,975,472
6,599,576	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .28%, 1.30%, due 07/25/36	6,102,799
2,196,798	Bayview Commercial Asset Trust, Series 06-2A, Class M3, 144A, 1 mo. LIBOR + .35%, 1.37%, due 07/25/36	1,819,267

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — continued
3,706,341	Bayview Commercial Asset Trust, Series 06-3A, Class A1, 144A, 1 mo. LIBOR + .25%, 1.27%, due 10/25/36	3,271,349
1,101,439	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .30%, 1.32%, due 10/25/36	974,717
17,341,750	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .27%, 1.26%, due 07/25/37	15,864,056
5,848,474	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .24%, 1.23%, due 07/25/37	5,221,447
6,977,843	Bayview Commercial Asset Trust, Series 07-4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .45%, 1.47%, due 09/25/37	6,108,616
8,343,603	Bayview Commercial Asset Trust, Series 07-6A, Class A3A, 144A, 1 mo. LIBOR + 1.25%, 2.27%, due 12/25/37	7,939,385
1,154,052	Bayview Commercial Asset Trust, Series 07-6A, Class A3B, 144A, 1 mo. LIBOR + .85%, 1.87%, due 12/25/37	1,088,237
1,037,246	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 1.23%, due 11/15/33	995,666
27,240,655	GE Business Loan Trust, Series 06, Class IX, Variable Rate, 1 mo. LIBOR + .20%, 1.19%, due 05/15/34	25,589,392
3,282,357	GE Business Loan Trust, Series 06-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .18%, 1.17%, due 11/15/34	3,122,476
7,706,745	GE Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .17%, 1.16%, due 04/16/35	7,397,046
6,246,898	GE Business Loan Trust, Series 07-1A, Class D, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 1.99%, due 04/16/35	5,487,593
7,956,803	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.27%, due 02/25/30	7,739,227
3,723,424	Lehman Brothers Small Balance Commercial, Series 06-1A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 1.33%, due 04/25/31	3,682,966
2,592,000	Lehman Brothers Small Balance Commercial, Series 06-2A, Class M1, 144A, 1 mo. LIBOR + .29%, 1.31%, due 09/25/36	2,375,489
6,042,760	Lehman Brothers Small Balance Commercial, Series 06-3A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .20%, 1.22%, due 12/25/36	5,515,543
4,300,000	Lehman Brothers Small Balance Commercial, Series 07-2A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .40%, 1.42%, due 06/25/37	3,556,471

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — continued
2,367,482	Velocity Commercial Capital Loan Trust, Series 16-2, Class AFL, 1 mo. LIBOR + 1.80%, 2.82%, due 10/25/46	2,369,897
9,503,550	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class C, 144A, Variable Rate, 2.56%, due 12/27/49	9,432,373

	Total Small Balance Commercial Mortgages	143,435,475

	Student Loans — 24.7%
3,921,389	Access Group, Inc., Series 03-A, Class A2, Variable Rate, 3 mo. USGG + 1.20%, 2.12%, due 07/01/38	3,947,572
2,444,426	Access Group, Inc., Series 05-A, Class A3, Variable Rate, 3 mo. LIBOR + 0.40%, 1.56%, due 07/25/34	2,304,742
7,000,328	Access Group, Inc., Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .80%, 1.96%, due 07/25/34	6,332,686
11,073,529	AccessLex Institute, Series 04-2, Class B, 3 mo. LIBOR + .70%, 1.86%, due 01/25/43	9,249,587
6,400,060	Collegiate Funding Services Education Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .32%, 1.47%, due 03/28/35	5,780,055
5,622,500	KeyCorp Student Loan Trust, Series 04-A, Class 2D, 3 mo. LIBOR + 1.25%, 2.42%, due 07/28/42	3,855,449
25,090,320	KeyCorp Student Loan Trust, Series 06-A, Class 2B, Variable Rate, 3 mo. LIBOR + .48%, 1.63%, due 12/27/41	23,151,711
18,250,000	National Collegiate Commutation Trust, Series 07-3, Class A3R4, 144A, Variable Rate, 4.55%, due 03/31/38	7,665,000
5,962,500	National Collegiate II Commutation Trust, Series 07-4, Class A3R3, Variable Rate, due 03/25/38	3,011,063
7,728,019	National Collegiate Student Loan Trust, Series 05-2, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 1.29%, due 09/25/29	7,645,537
14,835,173	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 1.27%, due 03/27/28	14,768,683
12,960,000	National Collegiate Student Loan Trust, Series 06-1, Class A5, 1 mo. LIBOR + .35%, 1.37%, due 03/25/33	11,312,574
4,095,949	National Collegiate Student Loan Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .21%, 1.23%, due 11/25/27	4,077,336
2,211,416	National Collegiate Student Loan Trust, Series 06-3, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 1.29%, due 03/26/29	2,183,307
8,685,000	National Collegiate Student Loan Trust, Series 06-4, Class A4, Variable Rate, 1 mo. LIBOR + .31%, 1.33%, due 05/25/32	7,211,067

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
39,451,251	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + .24%, 1.26%, due 07/25/30	39,003,850
25,000	National Collegiate Student Loan Trust, Series 07-3, Class A3A4, Variable Rate, due 03/25/38	19,625
75,000	National Collegiate Student Loan Trust, Series 07-4, Class A3A7, Variable Rate, 4.54%, due 03/25/38	58,875
23,185,501	National Collegiate VI Commutation Trust, Series 07-4VI, Class O, 144A, 1 mo. LIBOR + .85%, 1.84%, due 03/29/38	9,042,345
4,300,000	Navient Private Education Loan Trust, Series 14-AA, Class A3, 144A, 1 mo. LIBOR + 1.60%, 2.59%, due 10/15/31	4,385,541
31,664,880	SLC Private Student Loan Trust, Series 06-A, Class C, Variable Rate, 3 mo. LIBOR + .45%, 1.61%, due 07/15/36	28,620,254
12,900,000	SLM Private Credit Student Loan Trust, Series 03-A, Class A3, Variable Rate, 3.56%, due 06/15/32	12,883,230
8,600,000	SLM Private Credit Student Loan Trust, Series 03-C, Class A3, Variable Rate, 3.62%, due 09/15/32	8,588,820
3,656,096	SLM Private Credit Student Loan Trust, Series 03-C, Class C, 3 mo. LIBOR + 1.60%, 2.73%, due 09/15/32	1,236,966
10,171,076	SLM Private Credit Student Loan Trust, Series 04-B, Class A3, Variable Rate, 3 mo. LIBOR + .33%, 1.46%, due 03/15/24	9,940,237
9,000,000	SLM Private Credit Student Loan Trust, Series 04-B, Class A4, Variable Rate, 3 mo. LIBOR + .43%, 1.56%, due 09/15/33	8,177,226
6,052,442	SLM Private Credit Student Loan Trust, Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .28%, 1.41%, due 12/15/38	5,806,543
7,622,000	SLM Private Credit Student Loan Trust, Series 05-B, Class A4, Variable Rate, 3 mo. LIBOR + .33%, 1.46%, due 06/15/39	7,199,658
6,437,669	SLM Private Credit Student Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .40%, 1.53%, due 06/15/39	6,104,309
47,615,000	SLM Private Credit Student Loan Trust, Series 06-A, Class A5, Variable Rate, 3 mo. LIBOR + .29%, 1.42%, due 06/15/39	45,124,893
2,672,291	SLM Private Credit Student Loan Trust, Series 06-C, Class C, 3 mo. LIBOR + .39%, 1.52%, due 12/15/39	1,998,448
6,000,000	SLM Private Education Loan Trust, Series 11-B, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.25%, 3.24%, due 06/16/42	6,263,345
1,118,000	South Carolina Student Loan Corp., Series 14-1, Class A1, 1 mo. LIBOR + .75%, 1.75%, due 05/01/30	1,105,702

	Total Student Loans	308,056,236

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Time Share — 1.2%
2,761,037	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	2,816,955
1,443,973	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	1,435,605
939,296	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	936,986
1,972,894	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	1,994,297
400,347	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	405,982
473,016	Sierra Timeshare Receivables Funding LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	473,512
1,742,462	Sierra Timeshare Receivables Funding LLC, Series 13-2A, Class B, 144A, 2.92%, due 11/20/25	1,746,878
368,630	Sierra Timeshare Receivables Funding LLC, Series 13-2A, Class C, 144A, 4.75%, due 11/20/25	370,590
1,948,137	Silverleaf Finance XVII LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	1,947,348
2,476,791	Westgate Resorts LLC, Series 17-1A, Class A, 144A, 3.05%, due 12/20/30	2,484,547

	Total Time Share	14,612,700

	Total Asset-Backed Securities	1,150,766,588

	U.S. Government Agency — 12.8%
290,162	Agency for International Development Floater (Support of Jamaica), Variable Rate, 3 mo. LIBOR + .30%, 1.50%, due 10/01/18 (b)	287,894
7,900,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .15%, 1.35%, due 02/01/25 (b)	7,589,119
7,125,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 1.51%, due 10/29/26 (b)	6,832,076
4,582,500	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 1.41%, due 07/01/23 (b)	4,441,230
15,000,000	Federal Home Loan Banks, 3 mo. LIBOR - .31%, 0.87%, due 08/15/18	14,989,755
100,000,000	Federal National Mortgage Association, TBA, 3.50%, due 06/19/17	104,648,440
20,000,000	Federal National Mortgage Association, TBA, 4.00%, due 06/13/17	21,117,188

	Total U.S. Government Agency	159,905,702

	TOTAL DEBT OBLIGATIONS (COST $1,291,710,647)	1,310,672,290

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Number of Contracts	Description	Value ($)
	MUTUAL FUNDS — 1.3%

	United States — 1.3%
	Affiliated Issuers — 1.3%
660,216	GMO U.S. Treasury Fund	16,492,197

	TOTAL MUTUAL FUNDS (COST $16,498,799)	16,492,197

	OPTIONS PURCHASED — 0.0%
	Equity Options — 0.0%
7,900	Put, iShares iBoxx $ High Yield Corporate Bond, Expires 06/16/17, Strike 84.00	7,900

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Counterparty	Value ($)
			Options on Credit Default Swaps — 0.0%
USD	129,000,000	06/21/2017	Put, CDX.NA.IGS.28.V1-5Y	Fixed Spread	Pay	77.50%	CSI	$12,051
USD	27,520,000	06/21/2017	Put, CDX.NA.HYS.28.V1-5Y	Fixed Spread	Pay	107.00%	CSI	80,035
USD	21,550,000	06/21/2017	Put, CDX.NA.HYS.28.V1-5Y	Fixed Spread	Pay	107.00%	BOA	62,672
USD	27,520,000	06/21/2017	Put, CDX.NA.HYS.28.V1-5Y	Fixed Spread	Pay	107.00%	CITI	80,034
USD	129,000,000	06/21/2017	Put, CDX.NA.IGS.28.V1-5Y	Fixed Spread	Pay	67.50%	CSI	41,221
EUR	118,680,000	07/19/2017	Put, ITRAXX-EUROPES27V1-5Y	Fixed Spread	Pay	85.00%	JPM	36,913
USD	129,750,000	09/20/2017	Put, CDX.NA.IGS.28.V1-5Y	Fixed Spread	Pay	75.00%	CITI	186,124

					Total Options on Credit Default Swaps			499,050

					TOTAL OPTIONS PURCHASED (COST $2,583,251)			506,950

Shares / Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.1%
1,031,945	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.68% (c)	1,031,945

	U.S. Government — 0.6%
7,000,000	U.S. Treasury Note, 0.88%, due 01/15/18 (d)	6,987,694

	TOTAL SHORT-TERM INVESTMENTS (COST $8,033,381)	8,019,639

	TOTAL INVESTMENTS — 107.2% (Cost $1,318,826,078)	1,335,691,076

Shares / Par Value†	Description	Value ($)
	SECURITIES SOLD SHORT — (6.9)%

	Debt Obligations — (6.9)%
	U.S. Government Agency — (6.9)%
(67,000,000)	Federal National Mortgage Association, TBA, 3.00%, due 06/19/17	(69,096,366)
(16,000,000)	Federal National Mortgage Association, TBA, 3.50%, due 06/13/17	(16,516,801)

	Total U.S. Government Agency	(85,613,167)

	TOTAL DEBT OBLIGATIONS (PROCEEDS $85,129,219)	(85,613,167)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $85,129,219)	(85,613,167)
	Other Assets and Liabilities (net) — (0.3%)	(4,078,412)

	TOTAL NET ASSETS — 100.0%	$1,245,999,497

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/20/2017	GS	EUR	6,384,392	USD	6,886,672	$(291,974)
06/20/2017	GS	USD	1,639,026	EUR	1,520,062	70,141

						$(221,833)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
176	U.S. Treasury Note 2 Yr. (CBT)	September 2017	$38,101,250	$8,026
76	U.S. Treasury Ultra 10 Yr. (CBT)	September 2017	10,315,813	68,167

			$48,417,063	$76,193

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Number of Contracts	Expiration Date	Description	Premiums	Value ($)
7,900	06/16/2017	Put, iShares iBoxx $ High Yield Corporate Bond	$463,398	$(118,500)

Written Options on Credit Default Swaps

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Counterparty	Premiums	Value ($)
USD	258,000,000	06/20/2017	Put, CDX.NA.IGS.28.V1-5Y	Fixed Spread	Pay	72.50%	CSI	$180,600	$(39,108)
USD	129,000,000	07/19/2017	Put, CDX.NA.IGS.28.V1-5Y	Fixed Spread	Pay	82.50%	JPM	70,950	(30,001)
USD	34,400,000	08/16/2017	Put, CDX.NA.HYS.28.V1-5Y	Fixed Spread	Pay	103.00%	CSI	110,080	(68,796)
USD	21,550,000	08/16/2017	Put, CDX.NA.HYS.28.V1-5Y	Fixed Spread	Pay	103.00%	BOA	58,185	(43,098)
USD	34,400,000	08/16/2017	Put, CDX.NA.HYS.28.V1-5Y	Fixed Spread	Pay	103.00%	CITI	144,480	(69,606)
USD	129,750,000	09/20/2017	Put, CDX.NA.IGS.28.V1-5Y	Fixed Spread	Pay	95.00%	CITI	229,658	(65,404)

								$793,953	$(316,013)

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
26,040,000	USD	6/20/2017	GS	(Pay)	5.00%	0.4%	MBIA, Inc.	NA		$(60,722)
21,650,000	USD	12/20/2017	GS	(Pay)	5.00%	0.5%	MBIA, Inc.	NA		(537,440)
4,400,000	USD	12/22/2020	BOA	(Pay)	5.00%	9.41%	CDX.NA.HYS25.V1-5Y	NA		(324,517)
4,300,000	USD	12/22/2020	CITI	(Pay)	1.00%	4.14%	CDX.NA.IGS.25.V1-5Y	NA		16,468
4,343,000	USD	12/22/2020	JPM	(Pay)	5.00%	4.83%	CDX.NA.HYS25.V2-5Y	NA		(320,313)
4,400,000	USD	12/22/2020	BOA	(Pay)	1.00%	4.91%	CDX.NA.IGS25.V1-5Y	NA		16,851
17,300,000	USD	12/22/2020	CITI	Receive	5.00%	1.55%	CDX.NA.HYS.25.V1-5Y	17,300,000	USD	2,433,280
12,870,000	USD	12/20/2021	GS	Receive	5.00%	1.98%	CDX.NA.HYS27.V2-5Y	12,870,000	USD	1,788,283
9,600,164	USD	12/20/2021	CSS (e)	(Pay)	5.00%	3.16%	CDX.NA.HYS27.V1-5Y	NA		(773,082)
8,580,000	USD	12/20/2021	GS	(Pay)	5.00%	4.94%	CDX.NA.HYS27.V2-5Y	NA		(292,179)
16,270,650	USD	12/20/2021	CSS (e)	(Pay)	5.00%	3.90%	CDX.NA.HYS27.V2-5Y	NA		(1,310,243)
8,600,000	USD	12/20/2021	JPM	(Pay)	5.00%	4.93%	CDX.NA.HYS27.V2-5Y	NA		(292,860)
17,200,000	USD	12/20/2021	JPM	Receive	5.00%	1.91%	CDX.NA.HYS27.V2-5Y	17,200,000	USD	2,389,936
12,930,000	USD	12/20/2021	MSCS	Receive	5.00%	1.89%	CDX.NA.HYS27.V2-5Y	12,930,000	USD	1,796,621
17,433,000	USD	12/20/2021	GS	(Pay)	1.00%	0.85%	CDX.NA.IGS27.V1-5Y	NA		(314,276)
4,273,500	USD	12/20/2021	MSCS	(Pay)	1.00%	0.79%	CDX.NA.IGS27.V1-5Y	NA		(77,041)
8,620,000	USD	12/20/2021	MSCS	(Pay)	5.00%	4.20%	CDX.NA.HYS27.V2-5Y	NA		(293,541)
59,056,050	USD	12/20/2021	CSS (e)	(Pay)	1.00%	0.67%	CDX.NA.IGS27.V1-5Y	NA		(1,204,212)
173,400,000	EUR	12/20/2021	BOA	Receive	1.00%	0.36%	ITRAXX- EUROPES26V1-5Y	173,400,000	EUR	6,537,974
8,640,000	EUR	12/20/2021	BOA	Receive	1.00%	0.36%	ITRAXX- EUROPES26V1-5Y	8,640,000	EUR	325,768
86,700,000	EUR	12/20/2021	CSS (e)	(Pay)	1.00%	0.72%	ITRAXX- EUROPES26V1-5Y	NA		(1,979,054)
25,800,000	EUR	12/20/2021	CSS (e)	(Pay)	1.00%	0.72%	ITRAXX- EUROPES26V1-5Y	NA		(588,923)
43,200,000	EUR	12/20/2021	BOA	Receive	1.00%	0.36%	ITRAXX- EUROPES26V1-5Y	43,200,000	EUR	1,628,838
17,200,000	USD	6/20/2022	CSS (e)	Receive	1.00%	0.64%	CDX.NA.IGS28.V1-5Y	17,200,000	USD	315,551
17,200,000	USD	6/20/2022	BCI	(Pay)	1.00%	0.8%	DHI	NA		(214,670)
25,800,000	EUR	6/20/2022	CSS (e)	(Pay)	1.00%	0.74%	ITRAXX- EUROPES27V1-5Y	NA		(544,840)
4,400,000	USD	1/17/2047	GS	(Pay)	1.00%	1.35%	CMBX.NA.AS.7	NA		(16,286)
13,270,000	USD	1/17/2047	MSCS	(Pay)	1.00%	1.21%	CMBX.NA.AS.7	NA		(49,117)
4,505,000	USD	1/17/2047	BOA	(Pay)	1.00%	1.14%	CMBX.NA.AS.7	NA		(16,675)
16,677,794	USD	1/17/2047	DB	(Pay)	1.00%	1.16%	CMBX.NA.AS.7	NA		(61,731)
3,384,000	USD	10/17/2057	MSCS	(Pay)	1.00%	1.53%	CMBX.NA.AS.8	NA		4,786
4,446,000	USD	10/17/2057	CSI	(Pay)	1.50%	1.95%	CMBX.NA.AA.8	NA		82,737
8,892,000	USD	10/17/2057	CSI	(Pay)	1.50%	1.92%	CMBX.NA.AA.8	NA		165,475
8,892,000	USD	10/17/2057	CITI	(Pay)	1.00%	1.12%	CMBX.NA.AS.8	NA		12,576
8,650,000	USD	10/17/2057	GS	(Pay)	3.00%	5.54%	CMBX.NA.BBB-8	NA		1,277,538
874,200	USD	9/17/2058	GS	(Pay)	0.50%	1.16%	CMBX.NA.AAA.9	NA		12,553
1,760,000	USD	9/17/2058	GS	(Pay)	3.00%	5.83%	CMBX.NA.BBB-.9	NA		189,526
4,400,000	USD	9/17/2058	DB	(Pay)	3.00%	6.13%	CMBX.NA.BBB-.9	NA		473,816

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
4,325,000	USD	5/11/2063	CSI	(Pay)	3.00%	4.18%	CMBX.NA.BBB-.6	NA	$477,956
5,184,000	USD	5/11/2063	CSI	(Pay)	3.00%	4.13%	CMBX.NA.BBB-.6	NA	572,884
8,715,000	USD	5/11/2063	DB	(Pay)	3.00%	4.25%	CMBX.NA.BBB-.6	NA	963,095

									$12,210,790

							Premiums Paid (Received)		$(15,939,047)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
10,495,000	USD	3/10/2021	CSS (f)	(Pay)	1.27%	3 Month USD LIBOR	$174,286
11,248,000	USD	3/16/2021	CSS (f)	(Pay)	1.75%	3 Month USD LIBOR	(10,779)
2,140,000	USD	11/20/2023	CSS (g)	(Pay)	1.90%	3 Month USD LIBOR	4,588
19,668,000	USD	4/16/2025	CSS (f)	(Pay)	2.00%	3 Month USD LIBOR	63,818
4,092,000	USD	5/19/2026	CSS (f)	(Pay)	1.65%	3 Month USD LIBOR	155,812
1,069,000	USD	6/10/2026	CSS (f)	(Pay)	1.60%	3 Month USD LIBOR	45,809
8,168,000	USD	7/20/2026	CSS (f)	(Pay)	1.42%	3 Month USD LIBOR	479,333
13,794,000	USD	8/17/2026	CSS (f)	(Pay)	1.46%	3 Month USD LIBOR	772,823

							$1,685,690

						Premiums Paid (Received)	$(417,234)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

CMBS - Commercial Mortgage Backed Security

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MBS - Mortgage-Backed Security

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA - To Be Announced - Delayed Delivery Security

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

USGG - U.S. Generic Government

The rates shown on variable rate notes are the current interest rates at May 31, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

◆	These securities are primarily backed by subprime mortgages.
(a)	Security is in default.

(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(e)	Swap was cleared through the Intercontinental Exchange, Inc.

(f)	Swap was cleared through the CME Group Inc.

(g)	Swap was cleared through the LCH.Clearnet Group Ltd.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSI - Credit Suisse International

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCS - Morgan Stanley Capital Services LLC

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value † / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 98.4%

	U.S. GOVERNMENT — 98.2%
115,000,000	U.S. Treasury Bill, 0.59%, due 06/08/17 (a)	114,985,165
82,750,000	U.S. Treasury Bill, 0.73%, due 07/06/17 (a)	82,690,503
65,310,000	U.S. Treasury Bill, 0.82%, due 07/13/17 (a)	65,247,302
100,000,000	U.S. Treasury Bill, 0.90%, due 08/03/17 (a)	99,843,200
110,000,000	U.S. Treasury Bill, 0.92%, due 08/17/17 (a)	109,783,300
85,000,000	U.S. Treasury Bill, 1.13%, due 08/24/17 (a)	84,817,505
9,000,000	U.S. Treasury Bill, 0.96%, due 08/31/17 (a)	8,978,328
80,000,000	U.S. Treasury Bill, 0.94%, due 09/07/17 (a)	79,797,440
50,000,000	U.S. Treasury Bill, 0.96%, due 09/21/17 (a)	49,852,050
55,500,000	U.S. Treasury Bill, 1.01%, due 11/02/17 (a)	55,262,016
71,000,000	U.S. Treasury Bill, 1.05%, due 11/16/17 (a)	70,657,496
73,500,000	U.S. Treasury Bill, 1.06%, due 11/24/17 (a)	73,124,489
50,000,000	U.S. Treasury Note, 0.88%, due 06/15/17	50,002,350
50,000,000	U.S. Treasury Note, 0.63%, due 06/30/17	49,994,500
90,000,000	U.S. Treasury Note, 2.50%, due 06/30/17	90,124,830
30,000,000	U.S. Treasury Note, 0.88%, due 07/15/17	30,001,890
40,000,000	U.S. Treasury Note, 2.38%, due 07/31/17	40,101,840
177,000,000	U.S. Treasury Note, 0.88%, due 08/15/17	176,986,371
70,000,000	U.S. Treasury Note, 4.75%, due 08/15/17	70,554,050
10,000,000	U.S. Treasury Note, 8.88%, due 08/15/17	10,164,220
25,000,000	U.S. Treasury Note, 1.88%, due 08/31/17	25,050,675
82,000,000	U.S. Treasury Note, 1.00%, due 09/15/17	81,990,406
65,000,000	U.S. Treasury Note, 0.63%, due 09/30/17	64,898,470
50,000,000	U.S. Treasury Note, 1.88%, due 09/30/17	50,124,750
100,000,000	U.S. Treasury Note, 0.75%, due 10/31/17	99,843,800
55,000,000	U.S. Treasury Note, 1.13%, due 10/31/17	55,050,655
58,000,000	U.S. Treasury Note, 0.88%, due 11/15/17	57,936,548
52,000,000	U.S. Treasury Note, 0.88%, due 11/30/17	51,928,916
223,700,000	U.S. Treasury Note, 2.25%, due 11/30/17	224,923,415
185,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	184,848,300
65,000,000	U.S. Treasury Note, 0.88%, due 01/15/18	64,885,730
45,000,000	U.S. Treasury Note, 0.88%, due 01/31/18	44,901,540
100,000,000	U.S. Treasury Note, 1.23%, due 01/31/18	100,210,600
15,000,000	U.S. Treasury Note, 1.00%, due 02/15/18	14,976,570
42,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	41,858,922

	TOTAL U.S. GOVERNMENT	2,576,398,142

	Money Market Funds — 0.2%
4,161,199	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.68% (b)	4,161,199

	TOTAL SHORT-TERM INVESTMENTS (COST $2,581,857,829)	2,580,559,341

	TOTAL INVESTMENTS — 98.4% (Cost $2,581,857,829)	2,580,559,341
	Other Assets and Liabilities (net) — 1.6%	41,855,017

	TOTAL NET ASSETS — 100.0%	$2,622,414,358

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)	The rate shown represents yield-to-maturity.
(b)	The rate disclosed is the 7 day net yield as of May 31, 2017.

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. As of May 31, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	1,427,434,636	14,641,246	(2,186,906)	12,454,340
Core Plus Bond Fund	697,656,614	9,485,616	(89,579)	9,396,037
Currency Hedged International Bond Fund	59,918,122	159,932	(1,609,967)	(1,450,035)
Emerging Country Debt Fund	3,855,707,950	271,242,515	(123,384,533)	147,857,982
Opportunistic Income Fund	1,318,075,415	40,677,172	(23,061,511)	17,615,661
U.S. Treasury Fund	2,581,857,829	47,913	(1,346,401)	(1,298,488)

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Core Plus Bond Fund
GMO Emerging Country Debt Fund, Class IV	$28,722,150	$1,180,000	$—	$—	$—	$31,036,917
GMO Opportunistic Income Fund, Class VI	113,920,146	7,288,000	—	—	—	122,968,817
GMO U.S. Treasury Fund	88,644,748	9,560,000	8,600,000	161,624	—	89,533,647

Totals	$231,287,044	$18,028,000	$8,600,000	$161,624	$—	$243,539,381

Currency Hedged International Bond Fund
GMO Emerging Country Debt Fund, Class IV	$3,677,564	$—	$—	$—	$—	$3,822,380
GMO Opportunistic Income Fund, Class VI	2,884,836	—	—	—	—	2,929,597
GMO U.S. Treasury Fund	19,248,680	1,150,000	4,170,000	31,671	—	16,213,221

Totals	$25,811,080	$1,150,000	$4,170,000	$31,671	$—	$22,965,198

Emerging Country Debt Fund
GMO Opportunistic Income Fund, Class VI	$14,643,342	$—	$—	$—	$—	$14,870,547
GMO U.S. Treasury Fund	87,277,534	—	6,000,000	160,796	—	81,210,113

Totals	$101,920,876	$—	$6,000,000	$160,796	$—	$96,080,660

Opportunistic Income Fund
GMO U.S. Treasury Fund	$72,837,633	$138,000,000	$194,326,713	$35,216	$—	$16,492,197

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2017 through May 31, 2017. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2018.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Single source; No alternative pricing source was available
Asset Allocation Bond Fund	—		—
Core Plus Bond Fund	< 1%		2%
Currency Hedged International Bond Fund	< 1%		1%
Emerging Country Debt Fund	2%	†	2%
Opportunistic Income Fund	2%	‡	9%
U.S. Treasury Fund	—		—

†	Includes the Republic of Albania Par Bond, due 08/31/25 which represents 0.9% of the Fund’s total net assets and is valued by applying a 140 basis point spread to the yield of the U.S. Treasury Strip Principal, due 08/15/25.
‡	Consists of four U.S. Agency for International Development Floater Bonds which were valued using current LIBOR yield and adjusted by 125 basis points for liquidity considerations.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as described in the footnotes to the Securities and derivatives table above, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at May 31, 2017.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$508,069,651	$760,604,289	$—	$1,268,673,940
U.S. Government Agency	14,982,120	—	—	14,982,120

TOTAL DEBT OBLIGATIONS	523,051,771	760,604,289	—	1,283,656,060

Options Purchased	—	53,322	—	53,322
Short-Term Investments	44,179,667	111,999,927	—	156,179,594

Total Investments	567,231,438	872,657,538	—	1,439,888,976

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	9,034,968	—	9,034,968
Swap Contracts
Interest Rate Risk	—	4,870,966	—	4,870,966

Total	$567,231,438	$886,563,472	$—	$1,453,794,910

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund (continued)
Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(12,882,875)	$—	$(12,882,875)
Swap Contracts
Interest Rate Risk	—	(5,051,784)	—	(5,051,784)

Total	$—	$(17,934,659)	$—	$(17,934,659)

Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$277,653,887	$—	$—	$277,653,887
U.S. Government Agency	—	87,657,977	—	87,657,977

TOTAL DEBT OBLIGATIONS	277,653,887	87,657,977	—	365,311,864

Mutual Funds	338,735,294	—	—	338,735,294
Short-Term Investments	3,005,493	—	—	3,005,493

Total Investments	619,394,674	87,657,977	—	707,052,651

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	137,258	—	137,258
Futures Contracts
Interest Rate Risk	418,672	—	—	418,672
Swap Contracts
Interest Rate Risk	—	1,711,126	—	1,711,126

Total	$619,813,346	$89,506,361	$—	$709,319,707

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,016,103)	$—	$(1,016,103)
Swap Contracts
Interest Rate Risk	—	(1,787,958)	—	(1,787,958)

Total	$—	$(2,804,061)	$—	$(2,804,061)

Currency Hedged International Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$32,895,544	$—	$32,895,544

TOTAL DEBT OBLIGATIONS	—	32,895,544	—	32,895,544

Mutual Funds	22,965,198	—	—	22,965,198
Short-Term Investments	2,607,345	—	—	2,607,345

Total Investments	25,572,543	32,895,544	—	58,468,087

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	53,849	—	53,849
Futures Contracts
Interest Rate Risk	297,617	—	—	297,617
Swap Contracts
Interest Rate Risk	—	241,876	—	241,876

Total	$25,870,160	$33,191,269	$—	$59,061,429

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Bond Fund (continued)
Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,500,849)	$—	$(1,500,849)
Futures Contracts
Interest Rate Risk	(305)	—	—	(305)
Swap Contracts
Interest Rate Risk	—	(226,184)	—	(226,184)

Total	$(305)	$(1,727,033)	$—	$(1,727,338)

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$25,113,863	$22,112,342	$47,226,205
Corporate Debt	—	—	23,290,000	23,290,000
Foreign Government Agency	—	979,477,665	103,097,832	1,082,575,497
Foreign Government Obligations	—	1,990,146,974	52,271,223	2,042,418,197
U.S. Government	22,902,963	76,000,661	—	98,903,624

TOTAL DEBT OBLIGATIONS	22,902,963	3,070,739,163	200,771,397	3,294,413,523

Loan Assignments	—	—	4,902,320	4,902,320
Loan Participations	—	—	63,102,923	63,102,923
Mutual Funds	96,080,660	—	—	96,080,660
Rights/Warrants	—	35,565,154	6,304,793	41,869,947
Short-Term Investments	503,196,559	—	—	503,196,559

Total Investments	622,180,182	3,106,304,317	275,081,433	4,003,565,932

Derivatives^
Options
Credit Risk	—	—	266,389	266,389
Swap Contracts
Credit Risk	—	9,195,468	—	9,195,468

Total	$622,180,182	$3,115,499,785	$275,347,822	$4,013,027,789

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(2,117,439)	$—	$(2,117,439)
Options
Credit Risk	—	—	(2,542,382)	(2,542,382)
Swap Contracts
Credit Risk	—	(35,803,791)	—	(35,803,791)
Interest Rate Risk	—	(18,240,215)	—	(18,240,215)

Total	$—	$(56,161,445)	$(2,542,382)	$(58,703,827)

Opportunistic Income Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,084,934,654	$65,831,934	$1,150,766,588
U.S. Government Agency	14,989,755	125,765,628	19,150,319	159,905,702

TOTAL DEBT OBLIGATIONS	14,989,755	1,210,700,282	84,982,253	1,310,672,290

Mutual Funds	16,492,197	—	—	16,492,197
Options Purchased	7,900	499,050	—	506,950
Short-Term Investments	8,019,639	—	—	8,019,639

Total Investments	39,509,491	1,211,199,332	84,982,253	1,335,691,076

Description	Level 1	Level 2	Level 3	Total
Opportunistic Income Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$70,141	$—	$70,141
Futures Contracts
Interest Rate Risk	76,193	—	—	76,193
Swap Contracts
Credit Risk	—	21,482,512	—	21,482,512
Interest Rate Risk	—	1,696,469	—	1,696,469

Total	$39,585,684	$1,234,448,454	$84,982,253	$1,359,016,391

Liability Valuation Inputs
Debt Obligations
U.S. Government Agency	$—	$(85,613,167)	$—	$(85,613,167)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(291,974)	—	(291,974)
Written Options
Credit Risk	—	(316,013)	—	(316,013)
Interest Rate Risk	(118,500)	—	—	(118,500)
Swap Contracts
Credit Risk	—	(9,271,722)	—	(9,271,722)
Interest Rate Risk	—	(10,779)	—	(10,779)

Total	$(118,500)	$(95,503,655)	$—	$(95,622,155)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$2,580,559,341	$—	$—	$2,580,559,341

Total Investments	2,580,559,341	—	—	2,580,559,341

Total	$2,580,559,341	$—	$—	$2,580,559,341

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the period ended May 31, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†	Transfer out of Level 3†		Balances as of May 31, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2017
Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$22,085,437	$—	$(383,808)	$34,430	$36,606	$339,677	$—	$—		$22,112,342	$339,677
Corporate Debt	20,060,000	—	—	(178)	—	3,230,178	—	—		23,290,000	3,230,178
Foreign Government Agency	101,585,077	—	—	346,155	—	1,166,600	—	—		103,097,832	1,166,600
Foreign Government Obligations	51,158,299	—	—	416,850	—	696,074	—	—		52,271,223	696,074

Total Debt Obligations	194,888,813	—	(383,808)	797,257	36,606	5,432,529	—	—		200,771,397	5,432,529

Loan Assignments	4,908,530	—	(77,749)	40,996	—	30,543	—	—		4,902,320	30,543
Loan Participations	64,195,406	—	(3,122,975)	363,253	—	1,667,239	—	—		63,102,923	1,667,239
Rights/Warrants	8,070,406	—	—	—	—	(1,765,613)	—	—		6,304,793	(1,765,613)

Total Investments	272,063,155	—	(3,584,532)	1,201,506	36,606	5,364,698	—	—		275,081,433	5,364,698

Derivatives
Options	(2,056,772)	(1,308,805)	(311,153)	—	311,153	1,089,585	—	—		(2,275,992)	1,089,585

Total	$270,006,383	$(1,308,805)	$(3,895,685)#	$1,201,506	$347,759	$6,454,283	$—	$—		$272,805,441	$6,454,283

Opportunistic Income Fund
Debt Obligations
Asset-Backed Securities	$53,500,201	$39,797,714	$(14,992,886)	$764,539	$—	$(304,699)	$—	$(12,932,935	)‡	$65,831,934	$(308,090)
U.S. Government Agency	19,602,790	—	(471,174)	4,233	—	14,470	—	—		19,150,319	14,470

Total	$73,102,991	$39,797,714	$(15,464,060)##	$768,772	$—	$(290,229)	$—	$(12,932,935)		$84,982,253	$(293,620)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
#	Includes $3,200,724 of proceeds received from principal paydowns.
##	Includes $15,421,286 of received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	—
Core Plus Bond Fund	2%
Currency Hedged International Bond Fund	1%
Emerging Country Debt Fund	7%
Opportunistic Income Fund	7%
U.S. Treasury Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Indexed investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of May 31, 2017, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	26,039,262	26,353,526

Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Investments in when-issued securities also present the risk that the security will not be issued or delivered. Delayed delivery commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund	U.S. Treasury Fund
Commodities Risk	X
Counterparty Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X	X
Currency Risk	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X
Futures Contracts Risk		X	X		X
Illiquidity Risk	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X
Market Risk – Equities	X	X	X		X
Market Risk – Fixed Income	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X
Small Company Risk	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the Securities and Exchange Commission has proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Because, absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) in which it invests, the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk”.

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may have to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives, which may adversely affect the market liquidity of the futures contracts, options, and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity and may experience similar periods in the future. A lack of liquidity may cause a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create further downward price pressure on the securities being sold.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

Similarly, redemption activity can have a leveraging effect if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and nonredeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required either to deposit additional funds with the counterparty or to suffer liquidation of the pledged securities to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect a their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

GMO relies on quantitative models in making investment decisions. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

As described under “Market Risk — Fixed Income” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities and may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also will affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Opportunistic Income Fund, which has invested a substantial portion of its assets in asset-backed securities, and for the Funds that have invested a substantial portion of their assets in Opportunistic Income Fund.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. All of the Funds (except U.S. Treasury Fund) are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions.

The Funds (other than Emerging Country Debt Fund and U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Opportunistic Income Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Opportunistic Income Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than Opportunistic Income Fund and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund
Forward currency contracts
Adjust currency exchange rate risk	X	X	X	X	X
Adjust exposure to foreign currencies	X	X	X	X
Futures contracts
Adjust interest rate exposure		X	X		X
Maintain the diversity and liquidity of the portfolio		X	X		X
Options (Purchased)
Adjust currency exchange rate risk	X
Adjust exposure to foreign currencies	X
Achieve exposure to a reference entity’s credit					X
Provide a measure of protection against default loss					X
Options (Written)
Achieve exposure to a reference entity’s credit					X
Provide a measure of protection against default loss					X
Options (Credit linked)
Achieve exposure to a reference entity’s credit				X

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund
Swap contracts
Achieve exposure to a reference entity’s credit				X	X
Adjust interest rate exposure	X	X	X	X	X
Provide a measure of protection against default loss				X	X
Provide exposure to the Fund’s benchmark		X	X
Adjust exposure to foreign currencies				X
Rights and/or warrants
Achieve exposure to a reference commodity/economic statistic				X

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2017, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Opportunistic Income Fund
Outstanding, beginning of period	267,570,000	7,900	$1,340,502	—	—	$—
Options written	1,058,800,000	—	1,420,466	—	—	—
Options bought back	(719,270,000)	—	(1,503,617)	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	607,100,000	7,900	$1,257,351	—	—	$—

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2017:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$53,322	$—	$—	$53,322
Unrealized Appreciation on Forward Currency Contracts	—	—	9,034,968	—	—	9,034,968
Unrealized Appreciation on Swap Contracts	—	—	—	4,870,966	—	4,870,966

Total	$—	$—	$9,088,290	$4,870,966	$—	$13,959,256

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(12,882,875)	$—	$—	$(12,882,875)
Unrealized Depreciation on Swap Contracts	—	—	—	(5,051,784)	—	(5,051,784)

Total	$—	$—	$(12,882,875)	$(5,051,784)	$—	$(17,934,659)

Core Plus Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$137,258	$—	$—	$137,258
Unrealized Appreciation on Futures Contracts	—	—	—	418,672	—	418,672
Unrealized Appreciation on Swap Contracts	—	—	—	1,711,126	—	1,711,126

Total	$—	$—	$137,258	$2,129,798	$—	$2,267,056

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(1,016,103)	$—	$—	$(1,016,103)
Unrealized Depreciation on Swap Contracts	—	—	—	(1,787,958)	—	(1,787,958)

Total	$—	$—	$(1,016,103)	$(1,787,958)	$—	$(2,804,061)

Currency Hedged International Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$53,849	$—	$—	$53,849
Unrealized Appreciation on Futures Contracts	—	—	—	297,617	—	297,617
Unrealized Appreciation on Swap Contracts	—	—	—	241,876	—	241,876

Total	$—	$—	$53,849	$539,493	$—	$593,342

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(1,500,849)	$—	$—	$(1,500,849)
Unrealized Depreciation on Futures Contracts	—	—	—	(305)	—	(305)
Unrealized Depreciation on Swap Contracts	—	—	—	(226,184)	—	(226,184)

Total	$—	$—	$(1,500,849)	$(226,489)	$—	$(1,727,338)

Emerging Country Debt Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$41,869,947	$41,869,947
Options	266,389	—	—	—	—	266,389
Unrealized Appreciation on Swap Contracts	9,195,468	—	—	—	—	9,195,468

Total	$9,461,857	$—	$—	$—	$41,869,947	$51,331,804

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(2,117,439)	$—	$—	$(2,117,439)
Options	(2,542,382)	—	—	—	—	(2,542,382)
Unrealized Depreciation on Swap Contracts	(35,803,791)	—	—	(18,240,215)	—	(54,044,006)

Total	$(38,346,173)	$—	$(2,117,439)	$(18,240,215)	$—	$(58,703,827)

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Opportunistic Income Fund
Asset Derivatives
Investments, at value (purchased options)	$499,050	$—	$—	$7,900	$—	$506,950
Unrealized Appreciation on Forward Currency Contracts	—	—	70,141	—	—	70,141
Unrealized Appreciation on Futures Contracts	—	—	—	76,193	—	76,193
Unrealized Appreciation on Swap Contracts	21,482,512	—	—	1,696,469	—	23,178,981

Total	$21,981,562	$—	$70,141	$1,780,562	$—	$23,832,265

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(291,974)	$—	$—	$(291,974)
Written Options, at value	(316,013)	—	—	(118,500)	—	(434,513)
Unrealized Depreciation on Swap Contracts	(9,271,722)	—	—	(10,779)	—	(9,282,501)

Total	$(9,587,735)	$—	$(291,974)	$(129,279)	$—	$(10,008,988)

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 93.5%

	Australia — 0.6%
109,933	Incitec Pivot Ltd	279,595

	China — 1.6%
68,500	China Mobile Ltd	759,179

	France — 10.9%
3,550	Arkema SA	371,214
33,771	AXA SA	901,759
4,909	Cap Gemini SA	508,307
5,110	Cie Generale des Etablissements Michelin	645,772
4,024	Nexity SA *	242,320
18,950	SCOR SE	745,566
11,019	Societe Generale SA	577,854
19,946	Technicolor SA (Registered) *	102,917
7,461	Teleperformance *	975,868

	Total France	5,071,577

	Germany — 5.8%
5,431	Allianz SE (Registered)	1,044,654
39,444	Deutsche Telekom AG (Registered) *	786,387
4,553	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	899,039

	Total Germany	2,730,080

	Hong Kong — 5.8%
184,300	BOC Hong Kong Holdings Ltd	831,482
132,800	Cheung Kong Property Holding Ltd	995,629
44,488	Power Assets Holdings Ltd	398,265
274,000	Sino Land Co Ltd	476,343

	Total Hong Kong	2,701,719

	India — 0.7%
31,600	ICICI Bank Ltd Sponsored ADR	313,472

	Israel — 1.4%
97,478	Bank Hapoalim BM	648,684

	Italy — 1.1%
33,403	Tenaris SA	506,015

	Japan — 26.9%
131,415	Aozora Bank Ltd	482,604
57,700	Asahi Kasei Corp	554,964
36,800	Astellas Pharma Inc	465,137
17,463	Bridgestone Corp	733,724
23,683	Brother Industries Ltd	525,141
42,378	Isuzu Motors Ltd	517,300
14,000	Japan Airlines Co Ltd	410,403
29,580	K’S Holdings Corp	608,976
73,700	Mitsubishi Chemical Holdings Corp	558,882

Shares	Description	Value ($)
	Japan — continued
33,600	Mitsubishi Electric Corp	463,221
80,744	Mitsubishi UFJ Financial Group Inc	501,041
9,000	Mixi Inc	564,364
33,600	NGK Spark Plug Co Ltd	683,843
31,000	Nippon Steel & Sumitomo Metal Corp	659,502
28,249	Nippon Telegraph & Telephone Corp	1,358,543
45,300	NSK Ltd	539,845
22,000	NTT DOCOMO Inc	540,649
26,800	Seiko Epson Corp	561,717
19,800	Subaru Corp	669,518
50,700	T&D Holdings Inc	717,073
10,038	Tokio Marine Holdings Inc	425,912

	Total Japan	12,542,359

	Netherlands — 2.3%
65,172	ING Groep NV	1,093,832

	Russia — 1.5%
401,730	Moscow Exchange MICEX-RTS PJSC	715,757

	South Africa — 0.3%
5,758	Anglo American Platinum Ltd *	122,588

	South Korea — 2.6%
405	Samsung Electronics Co Ltd	806,640
7,885	SK Hynix Inc	399,632

	Total South Korea	1,206,272

	Spain — 1.1%
62,755	Iberdrola SA	501,154

	Sweden — 2.0%
10,890	Investor AB – B Shares	503,104
17,958	Swedbank AB – A Shares	432,169

	Total Sweden	935,273

	Switzerland — 4.0%
4,686	Baloise Holding AG (Registered)	717,737
4,223	Roche Holding AG	1,159,421

	Total Switzerland	1,877,158

	Taiwan — 2.7%
162,000	Hon Hai Precision Industry Co Ltd	554,294
27,800	MediaTek Inc	212,457
73,279	Taiwan Semiconductor Manufacturing Co Ltd	496,771

	Total Taiwan	1,263,522

	United Kingdom — 22.2%
7,133	AstraZeneca Plc	481,960
19,627	BHP Billiton Plc	296,583
18,670	British American Tobacco Plc	1,335,700

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†		Description	Value ($)
		United Kingdom — continued
	18,195	Euromoney Institutional Investor Plc	269,112
	49,987	GlaxoSmithKline Plc	1,094,174
	143,157	HSBC Holdings Plc	1,246,531
	32,994	IMI Plc	533,636
	23,221	Imperial Brands Plc	1,086,561
	50,981	John Wood Group Plc	471,051
	12,405	Lonmin Plc *	11,756
	347,081	Melrose Industries Plc	1,070,573
	16,997	Schroders Plc (Non Voting)	506,586
	13,255	Shire Plc	763,386
	83,900	Tyman Plc	370,912
	36,950	WPP Plc	831,469

		Total United Kingdom	10,369,990

		TOTAL COMMON STOCKS (COST $38,871,524)	43,638,226

		MUTUAL FUNDS — 4.9%

		United States — 4.9%
		Affiliated Issuers — 4.9%
	92,332	GMO U.S. Treasury Fund	2,306,444

		TOTAL MUTUAL FUNDS (COST $2,307,365)	2,306,444

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
HKD	348,906	BNP Paribas (Paris) Time Deposit, 0.01%, due 06/01/17	44,774
ZAR	146	Brown Brothers Harriman (Grand Cayman) Time Deposit, 7.05%, due 06/01/17	11
EUR	55,328	Citibank (New York) Time Deposit, (0.57)%, due 06/01/17	62,153
	179,920	Standard Chartered Bank (London) Time Deposit, 0.62%, due 06/01/17	179,920

		Total Time Deposits	286,858

		TOTAL SHORT-TERM INVESTMENTS (COST $286,858)	286,858

		TOTAL INVESTMENTS — 99.0% (Cost $41,465,747)	46,231,528
		Other Assets and Liabilities (net) — 1.0%	443,995

		TOTAL NET ASSETS — 100.0%	$46,675,523

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/13/2017	CITI	JPY	423,572,271	USD	3,701,251	$(124,997)
06/13/2017	CITI	USD	2,746,815	JPY	308,507,756	40,023

						$(84,974)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

PJSC - Private Joint-Stock Company

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

Counterparty Abbreviations:

CITI - Citibank N.A.

Currency Abbreviations:

EUR - Euro

HKD - Hong Kong Dollar

JPY - Japanese Yen

USD - United States Dollar

ZAR - South African Rand

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%

	Argentina — 0.6%
268,529	Grupo Supervielle SA Sponsored ADR	4,610,643

	Australia — 4.2%
176,372	Ansell Ltd	3,060,876
14,842	BlueScope Steel Ltd	126,733
166,633	Charter Hall Group (REIT)	703,259
78,224	Costa Group Holdings Ltd	263,692
14,791	Credit Corp Group Ltd	197,047
756,848	CSR Ltd	2,344,542
1,308,146	Downer EDI Ltd	6,209,031
1,965,896	Incitec Pivot Ltd	4,999,902
79,225	JB Hi–Fi Ltd	1,361,477
124,808	OZ Minerals Ltd	676,802
338,330	Pact Group Holdings Ltd	1,544,347
6,349,346	Spotless Group Holdings Ltd	5,295,199
3,618,891	Vicinity Centres (REIT)	7,413,262

	Total Australia	34,196,169

	Austria — 0.1%
2,493	Lenzing AG	446,029

	Canada — 5.8%
1,600	AG Growth International Inc	68,887
13,400	Aimia Inc	23,410
32,100	Air Canada *	422,978
100	Altus Group Ltd	2,236
91,700	BRP Inc *	2,230,642
2,000	Capital Power Corp	37,547
68,000	Celestica Inc *	934,789
114,000	Dorel Industries Inc – Class B	2,968,042
324,300	Ensign Energy Services Inc	1,661,292
192,700	Gluskin Sheff + Associates Inc	2,188,265
118,600	Great Canadian Gaming Corp *	2,107,996
28,200	Labrador Iron Ore Royalty Corp	355,931
341,800	Medical Facilities Corp	4,056,005
41,200	North West Co Inc (The)	984,518
957,800	Precision Drilling Corp *	3,474,272
49,800	Rogers Sugar Inc	231,148
70,100	Stella-Jones Inc	2,319,628
845,200	Superior Plus Corp	7,470,621
29,600	TFI International Inc	604,775
10,700	Timbercreek Financial Corp	72,714
67,400	TMX Group Ltd	3,560,971
64,900	Transcontinental Inc – Class A	1,137,678
1,200	Tricon Capital Group Inc	10,402
215,400	Uni-Select Inc	4,845,842
55,700	Valener Inc	937,645
98,400	Wajax Corp	1,728,565
25,500	WestJet Airlines Ltd	434,737
102,200	Westshore Terminals Investment Corp	1,645,520

Shares	Description	Value ($)
	Canada — continued
126,900	ZCL Composites Inc	1,160,170

	Total Canada	47,677,226

	China — 0.5%
209,000	China SCE Property Holdings Ltd	78,812
880,000	CIFI Holdings Group Co Ltd	344,426
308,000	Fufeng Group Ltd *	165,649
72,500	Kingboard Chemical Holdings Ltd	267,336
900,000	Kingboard Laminates Holdings Ltd	1,060,403
1,893,000	KWG Property Holding Ltd	1,498,450
488,000	Logan Property Holdings Co Ltd *	308,582
177,000	Sinotruk Hong Kong Ltd	108,961
1,316,000	Yuzhou Properties Co Ltd	666,395

	Total China	4,499,014

	Finland — 1.2%
370,732	Outokumpu Oyj	2,955,367
219,858	Tieto Oyj	7,164,084

	Total Finland	10,119,451

	France — 14.5%
89,799	Alten SA *	8,006,639
22,704	Amundi SA	1,551,205
70,400	APERAM SA	3,377,244
62,452	Arkema SA	6,530,443
28,689	Atos SE	4,116,186
35,430	BioMerieux	7,462,139
67,124	Casino Guichard Perrachon SA	4,138,266
93,551	Cie Generale des Etablissements Michelin	11,822,436
420,804	Elior Group	11,910,128
14,478	Euler Hermes Group	1,522,106
17,316	Ipsen SA	2,183,125
142,323	Nexity SA *	8,570,498
141,406	Rexel SA	2,494,073
198,539	SCOR SE	7,811,292
59,703	Sopra Steria Group	9,463,278
1,407,185	Technicolor SA (Registered) *	7,260,729
135,231	Teleperformance *	17,687,647
49,393	Vicat SA	3,638,195

	Total France	119,545,629

	Germany — 4.6%
60,192	Dialog Semiconductor Plc *	2,876,739
27,872	Fraport AG Frankfurt Airport Services Worldwide	2,260,820
95,328	Gerresheimer AG	8,171,768
421,016	Grand City Properties SA	8,732,712
85,230	LEG Immobilien AG	8,044,277
7,708	Leoni AG	425,546
4,360	STADA Arzneimittel AG	315,571
449,839	TAG Immobilien AG	6,717,264

	Total Germany	37,544,697

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — 0.8%
4,189,910	HKT Trust & HKT Ltd – Class SS	5,483,825
1,460,000	Xinyi Glass Holdings Ltd	1,434,083

	Total Hong Kong	6,917,908

	Ireland — 0.6%
52,833	Kerry Group Plc – Class A	4,662,682

	Israel — 2.0%
5,496,543	Israel Discount Bank Ltd – Class A *	14,312,641
30,800	Wix.com Ltd *	2,269,960

	Total Israel	16,582,601

	Italy — 2.8%
677,206	Amplifon SPA	9,650,627
584,962	Cerved Information Solutions SPA	6,240,364
719,947	Enav SPA	3,037,946
293,839	ERG SPA	3,981,329

	Total Italy	22,910,266

	Japan — 26.6%
146,600	Advantest Corp	2,614,750
22,400	Aica Kogyo Co Ltd	652,972
208,200	Asahi Holdings Inc	3,546,905
64,700	BML Inc	1,321,753
309,000	Chugoku Marine Paints Ltd	2,251,103
407,100	COMSYS Holdings Corp	8,624,755
24,200	Dexerials Corp	208,558
57,600	DIC Corp	1,982,639
4,500	Disco Corp	775,816
37,000	Dowa Holdings Co Ltd	279,050
82,100	Fuji Oil Holdings Inc	1,997,938
277,000	Fuji Seal International Inc	6,961,485
285,600	Fujitsu General Ltd	6,598,860
16,400	Furukawa Electric Co Ltd (The)	733,659
33,000	Glory Ltd	1,120,460
83,200	Gree Inc	688,940
917,400	Gunma Bank Ltd (The)	4,861,111
44,000	Hanwa Co Ltd	306,066
168,400	Hazama Ando Corp	1,216,559
200,000	HIS Co Ltd	5,656,561
22,000	Hitachi Transport System Ltd	496,251
303,600	Hokuhoku Financial Group Inc	4,452,725
2,900	Horiba Ltd	177,383
4,300	KAWADA TECHNOLOGIES Inc	258,779
463,000	Keiyo Bank Ltd (The)	1,882,787
1,194	Kenedix Office Investment Corp (REIT)	6,651,536
50,400	Kissei Pharmaceutical Co Ltd	1,293,608
513,700	Kitz Corp	4,233,729
295,050	Komori Corp	3,895,847
900	Konoike Transport Co Ltd	12,819
14,300	K’S Holdings Corp	294,400

Shares	Description	Value ($)
	Japan — continued
45,100	Kuroda Electric Co Ltd	861,070
81,000	KYB Corp	395,512
100,000	Makino Milling Machine Co Ltd	822,835
21,000	MCJ Co Ltd	238,298
1,283,800	Mitsubishi UFJ Lease & Finance Co Ltd	6,547,915
41,000	Mitsui Mining & Smelting Co Ltd	163,085
161,900	Mixi Inc	10,152,279
6,500	Morinaga & Co Ltd	387,376
120,500	Musashino Bank Ltd (The)	3,574,235
55,500	NET One Systems Co Ltd	530,465
722,600	NHK Spring Co Ltd	7,607,065
23,000	Nichias Corp	273,238
9,200	Nippon Seiki Co Ltd	193,426
94,500	Nippon Shokubai Co Ltd	5,776,105
1,055,000	Nippon Soda Co Ltd	5,385,338
3,726	Nomura Real Estate Master Fund Inc (REIT)	5,603,598
1,298,200	North Pacific Bank Ltd	4,469,059
74,000	OKUMA Corp	663,009
100	Osaka Organic Chemical Industry Ltd	1,155
81,000	Osaki Electric Co Ltd	632,933
266,400	OSG Corp	5,416,626
7,300	Pacific Industrial Co Ltd	96,064
338,000	Pacific Metals Co Ltd *	869,742
26,900	Roland DG Corp	636,386
15,700	San-A Co Ltd	714,427
1,798,600	Sanden Holdings Corp	4,905,007
591,100	San-In Godo Bank Ltd (The)	4,442,138
76,000	Sankyu Inc	473,935
803,800	Sanwa Holdings Corp	8,869,394
51,900	SCREEN Holdings Co Ltd	3,773,173
11,200	Skylark Co Ltd	176,104
457,600	Sojitz Corp	1,102,697
9,300	Sumitomo Real Estate Sales Co Ltd	301,112
374,200	Sumitomo Rubber Industries Ltd	6,379,244
259,700	Suruga Bank Ltd	5,620,371
451,900	Tadano Ltd	5,536,758
953,000	Takara Leben Co Ltd	4,368,293
522,000	Tokuyama Corp *	2,311,748
208,500	Tokyo Century Corp	7,895,266
44,300	Tokyo Steel Manufacturing Co Ltd	351,701
17,000	Tosoh Corp	144,609
64,100	Towa Corp	973,005
14,200	TPR Co Ltd	477,817
217,800	TS Tech Co Ltd	6,125,717
931,300	Tsubakimoto Chain Co	7,970,752
5,500	Tsumura & Co	200,954
15,200	TV Asahi Holdings Corp	265,967
258,100	United Arrows Ltd	7,795,950
52,000	Zeon Corp	532,070

	Total Japan	219,054,827

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Mexico — 0.5%
468,322	Genomma Lab Internacional SAB de CV – Class B *	587,475
1,533,487	Grupo Herdez SAB de CV	3,244,452
10,606	Prologis Property Mexico SA de CV (REIT)	18,259

	Total Mexico	3,850,186

	Netherlands — 2.7%
292,576	Aalberts Industries NV	11,837,002
126,338	Flow Traders	3,715,008
131,673	Philips Lighting NV	4,882,506
429,408	PostNL NV	2,097,598

	Total Netherlands	22,532,114

	New Zealand — 0.2%
739,180	Infratil Ltd	1,591,756

	Russia — 1.1%
4,948,700	Moscow Exchange MICEX-RTS PJSC	8,817,034

	Singapore — 0.4%
887,000	Mapletree Commercial Trust (REIT)	990,548
254,300	Venture Corp Ltd	2,376,850
67,000	Yanlord Land Group Ltd	91,017

	Total Singapore	3,458,415

	South Africa — 0.4%
873,093	Northam Platinum Ltd *	2,919,381

	South Korea — 0.1%
98,996	Macquarie Korea Infrastructure Fund	768,231

	Sweden — 1.2%
231,095	Loomis AB – Class B	8,709,400
42,773	Modern Times Group MTG AB – B Shares	1,470,436

	Total Sweden	10,179,836

	Switzerland — 11.9%
170,027	Ascom Holding AG (Registered)	3,373,051
83,165	Baloise Holding AG (Registered)	12,738,078
107,356	Cembra Money Bank AG *	10,117,117
10,244	dormakaba Holding AG *	9,250,470
95,126	Dufry AG (Registered) *	15,667,248
16,606	Flughafen Zuerich AG (Registered)	4,120,572
7,151	Forbo Holdings AG (Registered)	11,808,790
16,686	Helvetia Holding AG (Registered)	9,665,427
6,018	Partners Group Holding AG	3,689,751
1,761	Sika AG	11,356,351
17,371	Swiss Life Holding AG (Registered) *	5,802,522

	Total Switzerland	97,589,377

Shares / Par Value†		Description	Value ($)
		Thailand — 0.8%
	20,538,200	Jasmine Broadband Internet Infrastructure Fund	6,817,136

		United Kingdom — 11.8%
	1,812,358	Auto Trader Group Plc	9,733,493
	2,294	Bellway Plc	83,597
	379,791	Bovis Homes Group Plc	4,466,843
	24,652	Close Brothers Group Plc	508,983
	78,797	Euromoney Institutional Investor Plc	1,165,441
	522,930	Evraz Plc *	1,284,213
	415,129	Hays Plc	894,312
	586,082	IMI Plc	9,479,126
	901,083	John Wood Group Plc	8,325,766
	1,511,122	Jupiter Fund Management Plc	9,618,114
	505,168	Lonmin Plc *	478,748
	7,230,460	Melrose Industries Plc	22,302,393
	299,074	Micro Focus International Plc	9,238,435
	262,708	Savills Plc	2,924,347
	184,299	Segro Plc (REIT)	1,195,534
	31,892	Spirent Communications Plc	50,052
	1,111,343	SThree Plc	4,401,031
	113,485	Tate & Lyle Plc	1,078,699
	44,712	Vedanta Resources Plc	353,501
	61,530	WH Smith Plc	1,415,823
	311,952	WS Atkins Plc	8,360,812

		Total United Kingdom	97,359,263

		United States — 0.6%
	164,300	OM Asset Management Plc	2,293,628
	144,200	Orion Engineered Carbons SA	2,516,290

		Total United States	4,809,918

		TOTAL COMMON STOCKS (COST $671,142,321)	789,459,789

		MUTUAL FUNDS — 3.1%

		United States — 3.1%
		Affiliated Issuers — 3.1%
	1,037,383	GMO U.S. Treasury Fund	25,913,818

		TOTAL MUTUAL FUNDS (COST $25,922,810)	25,913,818

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
CAD	21	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	16
NOK	3,249	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	385
SGD	2,750	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/17	1,987

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Time Deposits — continued
EUR	670,118	Citibank (New York) Time Deposit, (0.57)%, due 06/01/17	752,777
JPY	5,896,808	Sumitomo (Tokyo) Time Deposit, (0.14)%, due 06/01/17	53,244
	3,315,820	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	3,315,820

		Total Time Deposits	4,124,229

		TOTAL SHORT-TERM INVESTMENTS (COST $4,124,229)	4,124,229

		TOTAL INVESTMENTS — 99.6% (Cost $701,189,360)	819,497,836
		Other Assets and Liabilities (net) — 0.4%	2,880,647

		TOTAL NET ASSETS — 100.0%	$822,378,483

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/13/2017	CITI	JPY	1,192,403,306	USD	10,419,435	$(351,881)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

Counterparty Abbreviations:

CITI - Citibank N.A.

Currency Abbreviations:

CAD - Canadian Dollar

EUR - Euro

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 92.0%

	Argentina — 0.5%
30,169	Grupo Supervielle SA Sponsored ADR	518,002

	Australia — 3.9%
19,903	Ansell Ltd	345,410
2,431	BlueScope Steel Ltd	20,758
18,277	Charter Hall Group (REIT)	77,136
12,200	Costa Group Holdings Ltd	41,126
2,215	Credit Corp Group Ltd	29,508
84,290	CSR Ltd	261,111
147,537	Downer EDI Ltd	700,275
222,038	Incitec Pivot Ltd	564,714
2,897	JB Hi-Fi Ltd	49,785
13,839	OZ Minerals Ltd	75,045
37,870	Pact Group Holdings Ltd	172,862
716,283	Spotless Group Holdings Ltd	597,363
408,257	Vicinity Centres (REIT)	836,310

	Total Australia	3,771,403

	Austria — 0.1%
286	Lenzing AG	51,169

	Canada — 5.5%
300	AG Growth International Inc	12,916
1,400	Aimia Inc	2,446
3,800	Air Canada *	50,072
10,000	BRP Inc *	243,254
300	Capital Power Corp	5,632
7,700	Celestica Inc *	105,851
13,300	Dorel Industries Inc – Class B	346,272
35,300	Ensign Energy Services Inc	180,831
20,900	Gluskin Sheff + Associates Inc	237,336
12,900	Great Canadian Gaming Corp *	229,285
100	Labrador Iron Ore Royalty Corp	1,262
38,400	Medical Facilities Corp	455,678
4,700	North West Co Inc (The)	112,312
107,900	Precision Drilling Corp *	391,391
7,700	Rogers Sugar Inc	35,740
7,900	Stella-Jones Inc	261,413
95,200	Superior Plus Corp	841,461
3,200	TFI International Inc	65,381
1,700	Timbercreek Financial Corp	11,553
7,500	TMX Group Ltd	396,250
7,300	Transcontinental Inc – Class A	127,967
24,100	Uni-Select Inc	542,176
11,000	Wajax Corp	193,234
2,700	WestJet Airlines Ltd	46,031
11,400	Westshore Terminals Investment Corp	183,551
15,000	ZCL Composites Inc	137,136

	Total Canada	5,216,431

Shares	Description	Value ($)
	China — 0.6%
31,000	China SCE Property Holdings Ltd	11,690
586,000	China Shanshui Cement Group Ltd * (a)	—
120,000	CIFI Holdings Group Co Ltd	46,967
20,000	Fufeng Group Ltd *	10,756
11,000	Kingboard Chemical Holdings Ltd	40,561
100,000	Kingboard Laminates Holdings Ltd	117,823
207,000	KWG Property Holding Ltd	163,856
80,000	Logan Property Holdings Co Ltd *	50,587
8,000	Sinotruk Hong Kong Ltd	4,925
256,000	Yuzhou Properties Co Ltd	129,633

	Total China	576,798

	Finland — 1.2%
41,711	Outokumpu Oyj	332,508
24,784	Tieto Oyj	807,588

	Total Finland	1,140,096

	France — 13.3%
10,119	Alten SA *	902,228
7,799	APERAM SA	374,135
7,040	Arkema SA	736,155
3,983	BioMerieux	838,885
7,465	Casino Guichard Perrachon SA	460,225
10,544	Cie Generale des Etablissements Michelin	1,332,490
47,438	Elior Group	1,342,650
1,629	Euler Hermes Group	171,261
1,522	Ipsen SA	191,887
16,047	Nexity SA *	966,329
15,957	Rexel SA	281,444
22,384	SCOR SE	880,673
6,731	Sopra Steria Group	1,066,903
158,630	Technicolor SA (Registered) *	818,492
15,208	Teleperformance *	1,989,143
4,652	Vicat SA	342,657

	Total France	12,695,557

	Germany — 4.1%
1,999	Dialog Semiconductor Plc *	95,538
3,169	Fraport AG Frankfurt Airport Services Worldwide	257,051
10,746	Gerresheimer AG	921,176
47,471	Grand City Properties SA	984,643
9,607	LEG Immobilien AG	906,739
238	Leoni AG	13,140
50,722	TAG Immobilien AG	757,411

	Total Germany	3,935,698

	Hong Kong — 0.8%
472,000	HKT Trust & HKT Ltd – Class SS	617,761
172,000	Xinyi Glass Holdings Ltd	168,947

	Total Hong Kong	786,708

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Indonesia — 0.0%
22,410,700	Bakrie & Brothers Tbk PT *	25,237

	Ireland — 0.6%
5,959	Kerry Group Plc – Class A	525,901

	Israel — 2.6%
851,376	Israel Discount Bank Ltd – Class A *	2,216,928
3,400	Wix.com Ltd *	250,580

	Total Israel	2,467,508

	Italy — 2.6%
75,165	Amplifon SPA	1,071,150
53,974	Cerved Information Solutions SPA	575,794
81,159	Enav SPA	342,465
33,127	ERG SPA	448,849

	Total Italy	2,438,258

	Japan — 25.4%
12,400	Advantest Corp	221,166
2,300	Aica Kogyo Co Ltd	67,046
23,300	Asahi Holdings Inc	396,940
7,100	BML Inc	145,046
34,700	Chugoku Marine Paints Ltd	252,794
45,400	COMSYS Holdings Corp	961,837
6,400	DIC Corp	220,293
30,900	Fuji Seal International Inc	776,570
31,600	Fujitsu General Ltd	730,126
8,900	Fuji Oil Holdings Inc	216,585
1,800	Furukawa Electric Co Ltd	80,524
3,500	Glory Ltd	118,837
9,200	Gree Inc	76,181
103,400	Gunma Bank Ltd (The)	547,895
7,000	Hanwa Co Ltd	48,692
15,000	Hazama Ando Corp	108,363
22,500	HIS Co Ltd	636,363
2,400	Hitachi Transport System Ltd	54,136
32,700	Hokuhoku Financial Group Inc	479,592
400	Horiba Ltd	24,467
2,200	K’S Holdings Corp	45,292
700	KAWADA TECHNOLOGIES Inc	42,127
95,000	Keiyo Bank Ltd (The)	386,317
145	Kenedix Office Investment Corp (REIT)	807,766
5,500	Kissei Pharmaceutical Co Ltd	141,168
53,500	Kitz Corp	440,928
35,600	Komori Corp	470,063
100	Konoike Transport Co Ltd	1,424
5,000	Kuroda Electric Co Ltd	95,462
8,000	KYB Corp	39,063
11,000	Makino Milling Machine Co Ltd	90,512
3,200	MCJ Co Ltd	36,312
145,100	Mitsubishi UFJ Lease & Finance Co Ltd	740,070
18,200	Mixi Inc	1,141,269

Shares	Description	Value ($)
	Japan — continued
700	Morinaga & Co Ltd	41,717
13,300	Musashino Bank Ltd (The)	394,501
81,600	NHK Spring Co Ltd	859,032
1,000	Nippon Seiki Co Ltd	21,025
10,600	Nippon Shokubai Co Ltd	647,902
118,000	Nippon Soda Co Ltd	602,341
431	Nomura Real Estate Master Fund Inc (REIT)	648,189
140,100	North Pacific Bank Ltd	482,295
5,000	OKUMA Corp	44,798
100	Osaka Organic Chemical Industry Ltd	1,155
30,100	OSG Corp	612,014
1,100	Pacific Industrial Co Ltd	14,475
38,000	Pacific Metals Co Ltd *	97,782
2,900	Roland DG Corp	68,607
1,800	San-A Co Ltd	81,909
66,800	San-In Godo Bank Ltd (The)	502,004
203,000	Sanden Holdings Corp	553,606
8,000	Sankyu Inc	49,888
90,800	Sanwa Holdings Corp	1,001,917
5,800	SCREEN Holdings Co Ltd	421,665
1,700	Skylark Co Ltd	26,730
51,000	Sojitz Corp	122,897
41,700	Sumitomo Rubber Industries Ltd	710,889
29,300	Suruga Bank Ltd	634,104
51,000	Tadano Ltd	624,861
107,700	Takara Leben Co Ltd	493,667
58,000	Tokuyama Corp *	256,861
23,500	Tokyo Century Corp	889,874
4,900	Tokyo Steel Manufacturing Co Ltd	38,901
2,000	Tosoh Corp	17,013
6,800	Towa Corp	103,220
1,500	TPR Co Ltd	50,474
24,500	TS Tech Co Ltd	689,073
104,000	Tsubakimoto Chain Co	890,109
900	Tsumura & Co	32,883
1,400	TV Asahi Holdings Corp	24,497
29,000	United Arrows Ltd	875,949
3,000	Zeon Corp	30,696

	Total Japan	24,300,746

	Mexico — 0.5%
52,100	Genomma Lab Internacional SAB de CV – Class B *	65,356
175,775	Grupo Herdez SAB de CV	371,893
1,700	Prologis Property Mexico SA de CV (REIT)	2,927

	Total Mexico	440,176

	Netherlands — 2.7%
32,981	Aalberts Industries NV	1,334,341
14,242	Flow Traders	418,790
14,585	Philips Lighting NV	540,820
48,418	PostNL NV	236,515

	Total Netherlands	2,530,466

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	New Zealand — 0.3%
126,661	Infratil Ltd	272,753

	Russia — 1.0%
560,750	Moscow Exchange MICEX-RTS PJSC	999,081

	Singapore — 0.4%
100,400	Mapletree Commercial Trust (REIT)	112,120
28,000	Venture Corp Ltd	261,706
10,000	Yanlord Land Group Ltd	13,585

	Total Singapore	387,411

	South Africa — 0.3%
98,664	Northam Platinum Ltd *	329,905

	Sweden — 1.2%
26,096	Loomis AB – Class B	983,494
4,710	Modern Times Group MTG AB – B Shares	161,919

	Total Sweden	1,145,413

	Switzerland — 11.4%
19,217	Ascom Holding AG (Registered)	381,233
9,395	Baloise Holding AG (Registered)	1,438,998
12,129	Cembra Money Bank AG *	1,143,024
1,168	dormakaba Holding AG *	1,054,720
10,747	Dufry AG (Registered) *	1,770,030
1,884	Flughafen Zuerich AG (Registered)	467,491
813	Forbo Holdings AG (Registered)	1,342,546
1,888	Helvetia Holding AG (Registered)	1,093,631
676	Partners Group Holding AG	414,469
204	Sika AG	1,315,557
1,455	Swiss Life Holding AG (Registered) *	486,021

	Total Switzerland	10,907,720

	Taiwan — 0.0%
430,000	ProMOS Technologies Inc * (a) (b)	—

	Thailand — 0.8%
2,324,700	Jasmine Broadband Internet Infrastructure Fund	771,625

	United Kingdom — 11.6%
205,639	Auto Trader Group Plc	1,104,410
376	Bellway Plc	13,702
42,942	Bovis Homes Group Plc	505,055
2,724	Close Brothers Group Plc	56,242
9,026	Euromoney Institutional Investor Plc	133,498
57,065	Evraz Plc *	140,140
46,451	Hays Plc	100,069
66,239	IMI Plc	1,071,331
102,156	John Wood Group Plc	943,894
171,344	Jupiter Fund Management Plc	1,090,584

Shares / Par Value†		Description	Value ($)
		United Kingdom — continued
	57,312	Lonmin Plc *	54,315
	820,395	Melrose Industries Plc	2,530,513
	33,929	Micro Focus International Plc	1,048,071
	29,425	Savills Plc	327,546
	19,934	Segro Plc (REIT)	129,310
	3,809	Spirent Communications Plc	5,978
	145,298	SThree Plc	575,395
	13,481	Tate & Lyle Plc	128,140
	5,312	Vedanta Resources Plc	41,998
	6,739	WH Smith Plc	155,066
	35,371	WS Atkins Plc	947,999

		Total United Kingdom	11,103,256

		United States — 0.6%
	18,200	OM Asset Management Plc	254,072
	16,000	Orion Engineered Carbons SA	279,200

		Total United States	533,272

		TOTAL COMMON STOCKS (COST $78,498,963)	87,870,590

		MUTUAL FUNDS — 7.1%

		United States — 7.1%
		Affiliated Issuers — 7.1%
	273,212	GMO U.S. Treasury Fund	6,824,839

		TOTAL MUTUAL FUNDS (COST $6,827,571)	6,824,839

		SHORT-TERM INVESTMENTS — 1.7%

		Time Deposits — 1.7%
	202,252	BNP Paribas (Paris) Time Deposit, 0.62%, due 06/01/17	202,252
JPY	917,998	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.14)%, due 06/01/17	8,289
NOK	13,621	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	1,612
SEK	49,346	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.70)%, due 06/01/17	5,678
EUR	90,025	Citibank (New York) Time Deposit, (0.57)%, due 06/01/17	101,130
	635,128	Standard Chartered Bank (London) Time Deposit, 0.62%, due 06/01/17	635,128
	635,128	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	635,128

		Total Time Deposits	1,589,217

		TOTAL SHORT-TERM INVESTMENTS (COST $1,589,217)	1,589,217

		TOTAL INVESTMENTS — 100.8% (Cost $86,915,751)	96,284,646
		Other Assets and Liabilities (net) — (0.8%)	(759,804)

		TOTAL NET ASSETS — 100.0%	$95,524,842

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/13/2017	CITI	JPY	185,504,147	USD	1,620,969	$(54,743)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Bankrupt issuer.

Counterparty Abbreviations:

CITI - Citibank N.A.

Currency Abbreviations:

EUR - Euro

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

USD - United States Dollar

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. As of May 31, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	42,062,989	5,078,966	(910,427)	4,168,539
Foreign Small Companies Fund	710,391,627	131,664,660	(22,558,451)	109,106,209
International Small Companies Fund	88,003,279	11,070,402	(2,789,035)	8,281,367

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$19,226	$19,203,351	$16,910,000	$3,351	$2,306,444

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$7,030,375	$44,899,651	$25,999,999	$29,575	$25,913,818

International Small Companies Fund
GMO U.S. Treasury Fund	$1,550,077	$12,390,000	$7,110,000	$5,917	$6,824,839

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2017 through May 31, 2017. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2018.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Foreign Fund	—	93%
Foreign Small Companies Fund	—	88%
International Small Companies Fund	0%§	85%

§	Represents the interest in securities that were determined to have a value of zero at May 31, 2017.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2017, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$279,595	$—	$279,595
China	—	759,179	—	759,179
France	—	5,071,577	—	5,071,577
Germany	—	2,730,080	—	2,730,080
Hong Kong	—	2,701,719	—	2,701,719
India	313,472	—	—	313,472
Israel	—	648,684	—	648,684
Italy	—	506,015	—	506,015
Japan	—	12,542,359	—	12,542,359
Netherlands	—	1,093,832	—	1,093,832
Russia	—	715,757	—	715,757
South Africa	—	122,588	—	122,588
South Korea	—	1,206,272	—	1,206,272
Spain	—	501,154	—	501,154
Sweden	—	935,273	—	935,273
Switzerland	—	1,877,158	—	1,877,158
Taiwan	—	1,263,522	—	1,263,522
United Kingdom	—	10,369,990	—	10,369,990

TOTAL COMMON STOCKS	313,472	43,324,754	—	43,638,226

Mutual Funds
United States	2,306,444	—	—	2,306,444

TOTAL MUTUAL FUNDS	2,306,444	—	—	2,306,444

Short-Term Investments	286,858	—	—	286,858

Total Investments	2,906,774	43,324,754	—	46,231,528

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	40,023	—	40,023

Total	$2,906,774	$43,364,777	$—	$46,271,551

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(124,997)	$—	$(124,997)

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Argentina	$4,610,643	$—	$—	$4,610,643
Australia	—	34,196,169	—	34,196,169
Austria	—	446,029	—	446,029
Canada	47,677,226	—	—	47,677,226
China	—	4,499,014	—	4,499,014
Finland	—	10,119,451	—	10,119,451
France	—	119,545,629	—	119,545,629
Germany	—	37,544,697	—	37,544,697
Hong Kong	—	6,917,908	—	6,917,908
Ireland	—	4,662,682	—	4,662,682
Israel	2,269,960	14,312,641	—	16,582,601
Italy	—	22,910,266	—	22,910,266
Japan	—	219,054,827	—	219,054,827

Description	Level 1	Level 2	Level 3		Total
Foreign Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Mexico	$3,850,186	$—	$—		$3,850,186
Netherlands	—	22,532,114	—		22,532,114
New Zealand	—	1,591,756	—		1,591,756
Russia	—	8,817,034	—		8,817,034
Singapore	—	3,458,415	—		3,458,415
South Africa	—	2,919,381	—		2,919,381
South Korea	—	768,231	—		768,231
Sweden	—	10,179,836	—		10,179,836
Switzerland	—	97,589,377	—		97,589,377
Thailand	—	6,817,136	—		6,817,136
United Kingdom	—	97,359,263	—		97,359,263
United States	4,809,918	—	—		4,809,918

TOTAL COMMON STOCKS	63,217,933	726,241,856	—		789,459,789

Mutual Funds
United States	25,913,818	—	—		25,913,818

TOTAL MUTUAL FUNDS	25,913,818	—	—		25,913,818

Short-Term Investments	4,124,229	—	—		4,124,229

Total Investments	93,255,980	726,241,856	—		819,497,836

Total	$93,255,980	$726,241,856	$—		$819,497,836

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(351,881)	$—		$(351,881)

International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Argentina	$518,002	$—	$—		$518,002
Australia	—	3,771,403	—		3,771,403
Austria	—	51,169	—		51,169
Canada	5,216,431	—	—		5,216,431
China	—	576,798	0	§	576,798
Finland	—	1,140,096	—		1,140,096
France	—	12,695,557	—		12,695,557
Germany	—	3,935,698	—		3,935,698
Hong Kong	—	786,708	—		786,708
Indonesia	—	25,237	—		25,237
Ireland	—	525,901	—		525,901
Israel	250,580	2,216,928	—		2,467,508
Italy	—	2,438,258	—		2,438,258
Japan	—	24,300,746	—		24,300,746
Mexico	440,176	—	—		440,176
Netherlands	—	2,530,466	—		2,530,466
New Zealand	—	272,753	—		272,753
Russia	—	999,081	—		999,081
Singapore	—	387,411	—		387,411
South Africa	—	329,905	—		329,905
Sweden	—	1,145,413	—		1,145,413
Switzerland	—	10,907,720	—		10,907,720
Taiwan	—	—	0	§	0	§
Thailand	—	771,625	—		771,625
United Kingdom	—	11,103,256	—		11,103,256
United States	533,272	—	—		533,272

TOTAL COMMON STOCKS	6,958,461	80,912,129	0	§	87,870,590

Description	Level 1	Level 2	Level 3		Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$6,824,839	$—	$—		$6,824,839

TOTAL MUTUAL FUNDS	6,824,839	—	—		6,824,839

Short-Term Investments	1,589,217	—	—		1,589,217

Total Investments	15,372,517	80,912,129	0	§	96,284,646

Total	$15,372,517	$80,912,129	$0	§	$96,284,646

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(54,743)	$—		$(54,743)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^ The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

§ Represents the interest in securities that were determined to have a value of zero at May 31, 2017.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2017, there were no significant transfers between Level 1 and Level 2.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Foreign Fund	—
Foreign Small Companies Fund	—
International Small Companies Fund	0%§

§	Represents the interest in securities that were determined to have a value of zero at May 31, 2017.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Counterparty Risk	X	X	X
Currency Risk	X	X	X
Derivatives and Short Sales Risk	X	X	X
Focused Investment Risk	X	X	X
Illiquidity Risk	X	X	X
Large Shareholder Risk	X	X	X
Leveraging Risk	X	X	X
Management and Operational Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Market Risk – Equities	X	X	X
Non-Diversified Funds	X
Non-U.S. Investment Risk	X	X	X
Small Company Risk	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the Securities and Exchange Commission has proposed a rule under the Investment Company Act of 1940, as amended (the“1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption. Similarly, redemption activity can have a leveraging effect if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities, and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program, as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Fund is not a diversified investment company within the meaning of the 1940 Act:

•	Foreign Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives, if any, through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Forward currency contracts
Adjust exposure to foreign currencies	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2017:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund
Asset Derivatives
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$40,023	$—	$—	$40,023

Total	$—	$—	$40,023	$—	$—	$40,023

Liability Derivatives
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(124,997)	$—	$—	$(124,997)

Total	$—	$—	$(124,997)	$—	$—	$(124,997)

Foreign Small Companies Fund
Liability Derivatives
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(351,881)	$—	$—	$(351,881)

Total	$—	$—	$(351,881)	$—	$—	$(351,881)

International Small Companies Fund
Liability Derivatives
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(54,743)	$—	$—	$(54,743)

Total	$—	$—	$(54,743)	$—	$—	$(54,743)

Subsequent events

For the period from May 1, 2017 through June 30, 2017, GMO is waiving its management and shareholder service fees for GMO Foreign Fund. Following the fee waiver, GMO Foreign Fund will pay GMO a management fee at an annual rate of 0.50% of the fund’s average daily net assets. For the period from May 1, 2017 through July 31, 2017, GMO is waiving its management and shareholder service fees for GMO Foreign Small Companies Fund and GMO International Small Companies Fund. Following the fee waiver, GMO Foreign Small Companies Fund will pay GMO a management fee at an annual rate of 0.60% of the fund’s average daily net assets. As of July 1, 2017, each of GMO Foreign Fund, GMO Foreign Small Companies Fund and GMO International Small Companies Fund are managed by GMO’s Global Equity Team. Please consult the Trust’s prospectus for more information about each of the funds.

A Plan of Liquidation authorized by the Board of Trustees of GMO Trust has been adopted to facilitate the liquidation of GMO Foreign Fund (the “Fund”). GMO anticipates the liquidation of the Fund to occur before the end of August 2017.

Subsequent to May 31, 2017, GMO Foreign Fund, GMO Foreign Small Companies Fund and International Small Companies Fund received redemption requests in the amount of $33,205,149, $467,408,294 and $68,162,641, respectively.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 88.8%

	Argentina — 0.9%
10,400	Adecoagro SA *	114,400

	Australia — 1.4%
43,184	Energy Resources of Australia Ltd *	16,664
4,380	Nufarm Ltd	32,213
10,985	OZ Minerals Ltd	59,569
53,371	Quintis Ltd	11,699
16,372	Tassal Group Ltd	54,718

	Total Australia	174,863

	Austria — 0.3%
2,158	Verbund AG	40,294

	Canada — 4.2%
900	Ag Growth International Inc	38,749
800	Agrium Inc	73,921
9,100	Canadian Solar Inc *	116,571
53,800	Capstone Mining Corp *	37,039
11,600	First Quantum Minerals Ltd	97,808
273,000	Katanga Mining Ltd *	91,953
5,100	Potash Corp of Saskatchewan Inc	84,229

	Total Canada	540,270

	China — 5.6%
48,000	Chaowei Power Holdings Ltd	26,210
112,000	China BlueChemical Ltd – Class H	28,398
56,000	China High Speed Transmission Equipment Group Co Ltd	57,206
78,000	China Longyuan Power Group Corp – Class H	58,704
175,000	China Singyes Solar Technologies Holdings Ltd *	76,763
930,000	Concord New Energy Group Ltd	41,138
408,000	Guodian Technology & Environment Group Corp Ltd – Class H *	25,904
88,000	Huaneng Renewables Corp Ltd – Class H	29,154
5,600	JinkoSolar Holding Co Ltd ADR *	100,016
125,000	Leoch International Technology Ltd	26,301
362,000	Shunfeng International Clean Energy Ltd *	21,340
44,000	Tianneng Power International Ltd	34,416
770,000	United Photovoltaics Group Ltd *	114,625
162,000	Wasion Group Holdings Ltd	76,071

	Total China	716,246

	Denmark — 2.0%
2,921	Vestas Wind Systems A/S	259,307

	Finland — 1.3%
9,943	Fortum Oyj	158,215

	France — 14.1%
1,835	Albioma SA	39,317
1,458	Alstom SA *	51,078

Shares	Description	Value ($)
	France — continued
2,212	Cie de Saint-Gobain	123,635
11,763	Electricite de France SA	126,683
28,273	Futuren SA *	36,268
2,178	Nexans SA	119,023
8,013	Schneider Electric SE *	617,377
20,078	STMicroelectronics NV	330,247
6,474	Suez	117,988
1,143	Valeo SA	79,762
2,032	Veolia Environnement SA	44,721
1,275	Vilmorin & Cie SA	109,082

	Total France	1,795,181

	Germany — 3.1%
1,687	Aurubis AG	131,510
2,349	CENTROTEC Sustainable AG *	51,219
3,924	K+S AG (Registered)	100,480
915	OSRAM Licht AG	70,107
2,694	Senvion SA *	39,247

	Total Germany	392,563

	Hong Kong — 0.2%
38,000	Coslight Technology International Group Co Ltd *	17,986

	Israel — 0.5%
15,978	Israel Chemicals Ltd	67,913

	Italy — 2.3%
7,191	Prysmian SPA	200,230
16,733	Terna Rete Elettrica Nazionale SPA	94,606

	Total Italy	294,836

	Japan — 6.8%
6,400	ADEKA Corp	93,194
900	Central Japan Railway Co	147,402
700	East Japan Railway Co	67,090
3,400	Ebara Corp	96,193
5,000	GS Yuasa Corp	22,439
1,000	Kurita Water Industries Ltd	26,470
1,000	Odelic Co Ltd	36,651
7,000	Organo Corp	35,138
8,400	Renesas Electronics Corp *	67,745
4,000	Showa Denko KK	77,869
4,300	Sumitomo Forestry Co Ltd	68,490
2,400	Takuma Co Ltd	22,540
400	TDK Corp	24,128
6,900	West Holdings Corp	49,522
500	West Japan Railway Co	34,714

	Total Japan	869,585

	Kenya — 0.2%
346,500	Kenya Electricity Generating Co Ltd *	26,349

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Netherlands — 1.2%
6,954	Arcadis NV	123,160
819	Philips Lighting NV	30,369

	Total Netherlands	153,529

	Norway — 2.6%
11,416	Austevoll Seafood ASA	96,660
5,128	Grieg Seafood ASA	38,487
3,762	Salmar ASA	101,805
2,620	Yara International ASA	97,608

	Total Norway	334,560

	Poland — 1.5%
6,297	KGHM Polska Miedz SA	179,296
5,615	Polenergia SA	17,053

	Total Poland	196,349

	Portugal — 1.5%
52,040	EDP – Energias de Portugal SA	191,471

	South Africa — 0.7%
10,323	Tongaat Hulett Ltd	93,287

	Spain — 2.6%
2,038	Construcciones y Auxiliar de Ferrocarriles SA	86,791
21,632	Iberdrola SA	172,750
1,377	Red Electrica Corp SA	30,919
3,564	Saeta Yield SA	39,924

	Total Spain	330,384

	Switzerland — 4.6%
22,449	ABB Ltd (Registered)	564,894
27	Gurit Holding AG *	26,097

	Total Switzerland	590,991

	Ukraine — 0.8%
5,480	Kernel Holding SA	99,419

	United Kingdom — 5.0%
10,774	Antofagasta Plc	111,521
13,991	Drax Group Plc	62,420
4,819	Go-Ahead Group Plc	113,883
11,442	National Grid Plc	160,697
5,162	Polypipe Group Plc	27,769
21,813	SIG Plc	43,282
41,073	Stagecoach Group Plc	112,011

	Total United Kingdom	631,583

	United States — 25.4%
1,800	AGCO Corp.	115,254
3,800	Ameresco, Inc. – Class A *	26,220
3,000	BorgWarner, Inc.	127,530
11,300	Darling Ingredients, Inc. *	177,071
3,000	Deere & Co.	367,380

Shares	Description	Value ($)
	United States — continued
5,100	Eaton Corp Plc	394,638
2,700	Emerson Electric Co.	159,624
11,400	EnerNOC, Inc. *	62,130
300	EnerSys	22,218
4,900	Exelon Corp.	177,919
6,700	First Solar, Inc. *	258,017
29,600	Freeport-McMoRan, Inc. *	340,104
8,200	General Cable Corp.	135,710
3,700	Layne Christensen Co. *	26,899
3,200	Mosaic Co. (The)	72,416
1,300	MYR Group, Inc. *	38,168
2,900	NRG Yield, Inc. – Class A	49,880
600	Pentair Plc	39,732
2,400	Renewable Energy Group, Inc. *	27,120
5,100	Rexnord Corp. *	116,280
19,400	SolarEdge Technologies, Inc. *	360,840
9,700	SunPower Corp. *	76,339
7,800	TerraForm Global, Inc. – Class A *	38,220
200	Valmont Industries, Inc.	29,280

	Total United States	3,238,989

	TOTAL COMMON STOCKS (COST $10,843,191)	11,328,570

	PREFERRED STOCKS — 4.0%

	Chile — 4.0%
14,000	Sociedad Quimica y Minera de Chile SA Sponsored ADR	504,421

	TOTAL PREFERRED STOCKS (COST $508,897)	504,421

	MUTUAL FUNDS — 6.7%

	United States — 6.7%
	Affiliated Issuers — 6.7%
34,031	GMO U.S. Treasury Fund	850,092

	TOTAL MUTUAL FUNDS (COST $850,396)	850,092

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Fund — 0.3%
40,937	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (a)	40,937

	TOTAL SHORT-TERM INVESTMENTS (COST $40,937)	40,937

	TOTAL INVESTMENTS — 99.8% (Cost $12,243,421)	12,724,020
	Other Assets and Liabilities (net) — 0.2%	30,898

	TOTAL NET ASSETS — 100.0%	$12,754,918

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2017.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%

	Australia — 4.3%
321,081	Abacus Property Group (REIT)	834,587
1,022,388	Adelaide Brighton Ltd	4,200,330
1,848,750	BHP Billiton Ltd	32,499,541
2,796,291	BlueScope Steel Ltd	23,876,888
192,289	BT Investment Management Ltd	1,585,069
128,589	Credit Corp Group Ltd	1,713,069
4,763,601	CSR Ltd	14,756,548
3,140,087	Dexus (REIT)	24,211,231
5,686,990	Downer EDI Ltd	26,992,934
125,824	Elders Ltd *	484,341
6,508,892	Fairfax Media Ltd	6,021,561
6,010,212	Fortescue Metals Group Ltd	21,613,383
66,022	Investa Office Fund (REIT)	231,373
1,485,829	Metcash Ltd *	2,263,873
616,429	Mineral Resources Ltd	4,617,070
6,944,368	Mirvac Group (REIT)	11,749,575
1,518,586	Nine Entertainment Co Holdings Ltd	1,466,155
3,134,379	OZ Minerals Ltd	16,996,937
581,223	Pact Group Holdings Ltd	2,653,061
1,564,909	Primary Health Care Ltd	4,280,469
1,176,271	Shopping Centres Australasia Property Group (REIT)	2,016,480
394,187	Sigma Healthcare Ltd	238,516
17,983	Sonic Healthcare Ltd	309,164
288,481	Southern Cross Media Group Ltd	243,153
241,293	Star Entertainment Grp Ltd (The)	928,715
75,035	Tabcorp Holdings Ltd	255,474
364,680	Tassal Group Ltd	1,218,815
11,020,431	Telstra Corp Ltd	36,012,434
69,894	Vicinity Centres (REIT)	143,177
19,738	Virtus Health Ltd	82,294
30,282	Woodside Petroleum Ltd	723,570
518,004	WorleyParsons Ltd *	4,757,675

	Total Australia	249,977,462

	Austria — 1.3%
79,093	Oesterreichische Post AG	3,435,670
908,093	OMV AG	47,423,599
493,211	voestalpine AG	22,379,000

	Total Austria	73,238,269

	Belgium — 0.3%
615,191	AGFA-Gevaert NV *	2,814,501
1,134	Barco NV	112,626
372,629	bpost SA	9,069,015
46,444	D’ieteren SA/NV	2,267,422
7,450	Elia System Operator SA/NV	435,980
90,674	Orange Belgium SA	2,112,967

	Total Belgium	16,812,511

Shares	Description	Value ($)
	Canada — 2.6%
66,000	AGF Management Ltd – Class B	316,601
663,710	Air Canada *	8,745,633
4,200	BRP Inc *	102,167
210,600	Canadian Tire Corp Ltd – Class A	23,971,467
115,500	Cascades Inc	1,403,083
370,300	Celestica Inc *	5,090,477
56,300	CGI Group Inc – Class A *	2,791,140
60,400	Chorus Aviation Inc	330,873
35,400	CI Financial Corp	703,624
69,700	Cogeco Communications Inc	4,075,142
195,500	Corus Entertainment Inc – B Shares	1,933,509
1,825,200	IAMGOLD Corp *	8,133,919
335,300	Industrial Alliance Insurance & Financial Services Inc	12,413,186
22,300	Linamar Corp	1,011,618
47,100	Martinrea International Inc	389,812
9,300	Medical Facilities Corp	110,359
1,639,000	Metro Inc	54,890,151
98,577	North West Co Inc (The)	2,355,602
6,000	Open Text Corp	195,832
155,300	Saputo Inc	5,184,906
48,800	TFI International Inc	997,061
163,200	Toromont Industries Ltd	5,498,191
484,700	Transcontinental Inc – Class A	8,496,647
7,980	Uranium Participation Corp *	22,212
139,300	WestJet Airlines Ltd	2,374,860

	Total Canada	151,538,072

	Denmark — 0.5%
14,104	AP Moeller – Maersk A/S – Class B	26,880,425
22,829	Dfds A/S	1,260,036
12,564	Per Aarsleff Holding A/S	300,440
8,571	Schouw & Co AB	915,585

	Total Denmark	29,356,486

	Finland — 1.4%
137,231	Kesko Oyj – B Shares	7,125,065
138,312	Metso Oyj	4,702,790
88,371	Neste Oyj	3,506,608
154,894	Orion Oyj – Class B	10,012,606
233,537	Sponda Oyj	1,090,016
27,313	Tieto Oyj	889,995
1,968,928	UPM-Kymmene Oyj	55,480,879

	Total Finland	82,807,959

	France — 11.3%
792,941	Air France-KLM *	8,936,273
5,395,682	AXA SA	144,076,463
837,339	BNP Paribas SA	59,116,495
254,886	Christian Dior SE	72,831,578
288,228	Cie Generale des Etablissements Michelin	36,424,592
432,042	CNP Assurances	9,504,632

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	France — continued
492,909	Credit Agricole SA	7,575,848
22,785	Ipsen SA	2,872,633
17,255	IPSOS	678,555
4,612	Legrand SA *	316,480
238,372	M6-Metropole Television SA	5,678,192
181,187	Rexel SA	3,195,718
466,796	SCOR SE	18,365,559
21,938	Societe BIC SA	2,678,394
1,360,699	Societe Generale SA	71,357,263
1,785,200	STMicroelectronics NV – NY Shares	29,402,244
3,424,543	TOTAL SA	180,911,853

	Total France	653,922,772

	Germany — 9.1%
284,910	ADVA Optical Networking SE *	3,214,543
668,171	Allianz SE (Registered)	128,522,780
1,284,457	Bayerische Motoren Werke AG	120,455,967
46,024	Bechtle AG	5,914,012
5,852	Cewe Stiftung & Co KGAA	516,649
1,999,888	Daimler AG (Registered Shares)	145,429,816
2,597,284	Deutsche Lufthansa AG (Registered)	50,529,695
9,759	Diebold Nixdorf AG	781,355
5,773	Duerr AG	630,746
20,395	Evonik Industries AG	703,408
7,958	Fraport AG Frankfurt Airport Services Worldwide	645,508
18,697	Hannover Rueck SE	2,228,939
150,825	HeidelbergCement AG	14,056,613
31,866	Henkel AG & Co KGaA	3,960,746
6,881	Indus Holding AG	485,198
57,696	Jenoptik AG	1,609,648
2,151	Koenig & Bauer AG	146,997
215,662	RHOEN-KLINIKUM AG	6,492,367
1,293	RTL Group SA	100,714
413,614	RWE AG *	8,412,477
6,606	Salzgitter AG	252,385
303,766	Software AG	14,581,636
226,070	STADA Arzneimittel AG	16,362,639
24,977	Talanx AG	925,354

	Total Germany	526,960,192

	Hong Kong — 5.3%
230,300	ASM Pacific Technology Ltd	3,298,543
7,764,100	BOC Hong Kong Holdings Ltd	35,028,272
2,881,600	Champion (REIT)	1,877,909
2,361,100	Dah Sing Banking Group Ltd	4,937,985
469,800	Dah Sing Financial Holdings Ltd	3,591,527
5,255,990	Esprit Holdings Ltd *	3,680,360
4,350,000	Global Brands Group Holding Ltd *	551,917
946,530	Henderson Land Development Co Ltd	6,110,555
5,716,000	HKT Trust & HKT Ltd – Class SS	7,481,198
2,370,100	Hongkong Land Holdings Ltd	17,914,996
2,478,900	Hysan Development Co Ltd	11,703,650

Shares	Description	Value ($)
	Hong Kong — continued
4,375,700	Kerry Properties Ltd	15,467,414
6,894,291	Link (REIT)	54,378,292
917,200	Luk Fook Holdings International Ltd	3,118,132
3,770,000	Man Wah Holdings Ltd	3,771,790
1,621,000	Pacific Textiles Holdings Ltd	1,794,111
1,075,700	PCCW Ltd	626,249
17,447,100	SJM Holdings Ltd	16,916,738
1,526,200	SmarTone Telecommunications Holdings Ltd	2,044,851
39,000	Swire Pacific Ltd – Class A	383,211
162,400	Swire Properties Ltd	541,585
135,500	Techtronic Industries Co Ltd	640,304
435,800	Television Broadcasts Ltd	1,641,765
1,193,200	Value Partners Group Ltd	1,122,667
17,679,500	WH Group Ltd	16,562,501
5,719,900	Wharf Holdings Ltd (The)	48,592,171
2,207,500	Wheelock & Co Ltd	16,507,083
829,075	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	160,591
12,432,600	Xinyi Glass Holdings Ltd	12,211,902
3,383,800	Yue Yuen Industrial Holdings Ltd	13,479,808

	Total Hong Kong	306,138,077

	Ireland — 0.1%
285,142	Smurfit Kappa Group Plc	8,028,361

	Israel — 0.8%
2,359,778	Bank Hapoalim BM	15,703,552
1,364,077	Bank Leumi Le-Israel BM *	6,672,375
274,626	El Al Israel Airlines	252,062
8,104,575	Israel Discount Bank Ltd – Class A *	21,103,786
116,840	Mizrahi Tefahot Bank Ltd	2,078,520
10,496	Teva Pharmaceutical Industries Ltd	301,508

	Total Israel	46,111,803

	Italy — 2.1%
474,840	A2A SPA	785,755
324,423	Amplifon SPA	4,623,239
1,346,935	Banca Mediolanum SPA	11,135,668
78,636	De’ Longhi SPA	2,619,249
6,787,484	Enel SPA	36,336,068
3,284	Eni SPA	52,200
188,733	EXOR NV	10,541,717
3,381,140	Hera SPA	11,136,021
1,899,842	Iren SPA	4,580,617
51,526	La Doria SPA	642,282
711,078	Recordati SPA	28,609,319
2,430	Reply SPA	479,979
441,225	Societa Cattolica di Assicurazioni SCRL	3,817,942
595,147	Telecom Italia SPA *	558,695
3,359,047	Telecom Italia SPA-RSP *	2,592,844

	Total Italy	118,511,595

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — 25.4%
19,600	ADEKA Corp	285,406
7,000	Aichi Corp	48,411
1,200	Ain Holdings Inc	96,542
140,800	Alpine Electronics Inc	2,015,040
83,700	AOKI Holdings Inc	1,084,496
268,400	Aoyama Trading Co Ltd	9,680,964
118,500	Asatsu-DK Inc	2,906,395
127,800	Autobacs Seven Co Ltd	2,015,934
933,600	Brother Industries Ltd	20,701,409
52,100	Cawachi Ltd	1,300,071
156,100	Central Japan Railway Co	25,566,080
584,700	Coca-Cola Bottlers Japan Inc	18,840,475
6,200	Computer Engineering & Consulting Ltd	131,631
199,500	Concordia Financial Group Ltd	916,502
439,600	Cosmo Energy Holdings Co Ltd	6,411,360
21,200	Credit Saison Co Ltd	393,682
295,800	Daikyo Inc	601,000
168,000	Daito Trust Construction Co Ltd	26,496,766
516,200	Daiwa House Industry Co Ltd	16,862,034
711,000	Daiwabo Holdings Co Ltd	2,600,724
809,700	DCM Holdings Co Ltd	7,091,204
1,864,200	Denka Co Ltd	9,381,001
301,500	DIC Corp	10,377,878
70,600	Doutor Nichires Holdings Co Ltd	1,512,571
17,300	DTS Corp	514,354
7,500	Ehime Bank Ltd (The)	92,472
116,000	Fuji Electric Co Ltd	620,595
407,400	Fuji Oil Holdings Inc	9,914,248
191,940	FUJIFILM Holdings Corp	6,996,473
871,000	Fujitsu Ltd	6,348,492
34,400	Fuyo General Lease Co Ltd	1,859,917
170,000	Geo Holdings Corp	1,791,134
232,500	Gunze Ltd	826,698
1,236,700	Hanwa Co Ltd	8,602,535
245,600	Haseko Corp	3,116,401
999,100	Hazama Ando Corp	7,217,719
213,600	Hiroshima Bank Ltd (The)	870,457
13,600	Hitachi Capital Corp	315,586
339,300	Hitachi Chemical Co Ltd	9,371,859
208,300	Hitachi High-Technologies Corp	8,261,048
7,200	Hitachi Transport System Ltd	162,409
2,300	Hokuetsu Bank Ltd (The)	54,129
142,900	Horiba Ltd	8,740,686
188,000	Idemitsu Kosan Co Ltd	5,269,943
26,700	Isuzu Motors Ltd	325,922
8,794,200	ITOCHU Corp	124,819,610
81,800	Itochu Techno-Solutions Corp	2,790,959
28,500	Jafco Co Ltd	1,092,952
685,500	K’S Holdings Corp	14,112,669
923,000	Kanematsu Corp	1,809,255
3,123,300	KDDI Corp	86,684,430
261,400	Keihin Corp	3,587,423

Shares	Description	Value ($)
	Japan — continued
61,200	Kohnan Shoji Co Ltd	1,175,802
9,900	Koito Manufacturing Co Ltd	521,957
68,100	Kokuyo Co Ltd	904,754
48,900	Kuraray Co Ltd	879,942
8,200	Kyowa Exeo Corp	136,228
28,900	Mandom Corp	1,508,897
7,398,500	Marubeni Corp	45,661,365
2,400	Maruwa Co Ltd	88,797
623,200	Medipal Holdings Corp	11,466,627
4,523,100	Mitsubishi Chemical Holdings Corp	34,299,569
2,327,000	Mitsubishi Corp	46,565,304
638,000	Mitsubishi Tanabe Pharma Corp	14,189,618
13,411,800	Mitsubishi UFJ Financial Group Inc	83,224,261
821,500	Mitsubishi UFJ Lease & Finance Co Ltd	4,189,992
6,208,800	Mitsui & Co Ltd	83,796,729
3,702,000	Mitsui Engineering & Shipbuilding Co Ltd	5,081,926
3,600	Mitsui Sugar Co Ltd	106,737
87,000	Namura Shipbuilding Co Ltd	470,989
112,600	NET One Systems Co Ltd	1,076,222
14,000	Nichias Corp	166,319
5,400	Nichiha Corp	195,697
246,200	Nichirei Corp	7,048,499
9,900	Nifco Inc	505,564
127,000	Nippon Corp	2,584,016
136,781	Nippon Electric Glass Co Ltd	952,679
1,019,000	Nippon Light Metal Holdings Co Ltd	2,382,647
21,800	Nippon Paper Industries Co Ltd	414,154
77,900	Nippon Signal Co Ltd	747,387
2,852,000	Nippon Telegraph & Telephone Corp	137,157,576
9,160	Nippon Television Holdings Inc	143,549
119,300	Nishi-Nippon Financial Holdings Inc	1,167,124
1,826,800	Nissan Motor Co Ltd	17,511,825
414,900	Nisshinbo Holdings Inc	3,922,040
40,200	Nissin Electric Co Ltd	458,451
88,500	Nomura Holdings Inc	528,321
714,300	NTT DOCOMO Inc	17,553,895
800	NuFlare Technology Inc	52,521
10,500	Okamura Corp	94,527
122,760	Okinawa Electric Power Co (The)	3,003,994
205,800	Onward Holdings Co Ltd	1,482,935
86,400	Open House Co Ltd	2,680,876
452,200	Orient Corp	767,665
1,050,500	Osaka Gas Co Ltd	4,149,207
12,000	Osaki Electric Co Ltd	93,768
1,015,000	Otsuka Holdings Co Ltd	45,783,611
124,500	PanaHome Corp	1,381,626
241,200	Pola Orbis Holdings Inc	6,751,798
108,200	Press Kogyo Co Ltd	485,937
26,000	Prima Meat Packers Ltd	144,910
32,000	Relo Group Inc	644,178
106,200	Rengo Co Ltd	595,727
43,300	San-A Co Ltd	1,970,363

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
34,000	Sankyu Inc	212,024
119,200	Sanwa Holdings Corp	1,315,292
1,565,200	Sekisui Chemical Co Ltd	27,502,265
1,046,500	Sekisui House Ltd	17,952,475
89,000	Showa Shell Sekiyu KK	817,750
38,200	Softbank Technology Corp	728,143
14,053,500	Sojitz Corp	33,865,277
149,400	Sumitomo Dainippon Pharma Co Ltd	2,280,492
642,400	Sumitomo Forestry Co Ltd	10,232,045
1,569,800	Sumitomo Heavy Industries Ltd	10,229,349
3,591,600	Sumitomo Mitsui Financial Group Inc	128,613,247
844,700	Sumitomo Rubber Industries Ltd	14,400,181
47,600	Sundrug Co Ltd	1,852,803
15,200	Suzuken Co Ltd	499,587
162,300	T-Gaia Corp	2,994,732
232,900	TIS Inc	6,763,829
244,000	Toho Holdings Co Ltd	4,949,641
9,330	Tokyo Electric Power Co Holdings Inc *	38,239
105,400	Tokyo Electron Ltd	15,086,090
11,600	Tokyo Seimitsu Co Ltd	398,136
56,000	Toppan Printing Co Ltd	616,833
8,800	Toshiba Plant Systems & Services Corp	130,965
4,451,000	Tosoh Corp	37,861,954
55,500	Towa Pharmaceutical Co Ltd	2,646,963
23,100	Toyoda Gosei Co Ltd	555,898
999,000	Toyota Tsusho Corp	30,623,183
31,900	TPR Co Ltd	1,073,407
222,300	TS Tech Co Ltd	6,252,281
87,400	TSI Holdings Co Ltd	575,964
362,000	Tsubakimoto Chain Co	3,098,263
17,000	Tsumura & Co	621,131
4,304,100	Ube Industries Ltd	10,224,536
6,800	UKC Holdings Corp	121,469
225,800	Valor Holdings Co Ltd	5,168,307
26,600	Warabeya Nichiyo Holdings Co Ltd	738,432
30,500	Yahagi Construction Co Ltd	244,600
46,600	Yamaguchi Financial Group Inc	533,427
516,000	Zeon Corp	5,279,775

	Total Japan	1,469,456,038

	Malta — 0.0%
15,984,486	BGP Holdings Plc * (a)	263,956

	Netherlands — 2.7%
19,741	Aalberts Industries NV	798,679
84,116	AVG Technologies NV *	2,161,781
104,679	BinckBank NV	520,347
56,536	Corbion NV	1,716,545
210,719	Heineken Holding NV	19,588,992
2,900,106	ING Groep NV	48,674,725
56,093	Philips Lighting NV	2,079,958
2,997,379	PostNL NV	14,641,778

Shares	Description	Value ($)
	Netherlands — continued
1,509,213	Wolters Kluwer NV	66,244,364

	Total Netherlands	156,427,169

	New Zealand — 0.3%
550,314	Air New Zealand Ltd	1,119,212
237,499	Chorus Ltd	759,582
1,499,205	Fletcher Building Ltd	7,958,196
430,550	Fletcher Building Ltd	2,306,946
1,281,609	SKY Network Television Ltd	3,279,752

	Total New Zealand	15,423,688

	Norway — 2.2%
11,876	Austevoll Seafood ASA	100,555
256,236	Bakkafrost P/F	9,504,749
499,824	BW LPG Ltd	2,032,057
614,388	DNB ASA	10,419,179
2,507,629	Orkla ASA	25,090,524
98,941	Salmar ASA	2,677,497
12,295	SpareBank 1 Nord Norge	81,626
2,334,239	Statoil ASA	40,704,415
1,363,337	Storebrand ASA	8,918,116
1,760,551	Subsea 7 SA	25,310,038
45,524	Telenor ASA	753,228
16,108	Yara International ASA	600,101

	Total Norway	126,192,085

	Portugal — 0.2%
148,834	Altri SGPS SA	725,861
1,104,709	CTT-Correios de Portugal SA	6,723,175
178,954	Navigator Co SA (The) *	810,690
730,139	REN-Redes Energeticas Nacionais SGPS SA	2,356,793

	Total Portugal	10,616,519

	Singapore — 0.5%
5,080,800	CapitaLand Commercial Trust (REIT)	6,091,970
9,300	CapitaLand Mall Trust (REIT)	13,372
333,000	Fortune Real Estate Investment Trust	409,772
54,868,400	Golden Agri-Resources Ltd	14,472,782
1,380,400	Mapletree Greater China Commercial Trust (REIT)	1,062,268
706,500	Mapletree Industrial Trust (REIT)	931,820
980,400	Mapletree Logistics Trust (REIT)	828,986
170,600	Venture Corp Ltd	1,594,536
6,519,000	Yangzijiang Shipbuilding Holdings Ltd	5,982,451
93,000	Yanlord Land Group Ltd	126,337

	Total Singapore	31,514,294

	Spain — 4.5%
734,404	Ebro Foods SA	17,355,241
3,576,724	Endesa SA	89,377,165
7,339,333	Mapfre SA	26,132,045

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Spain — continued
7,391,273	Repsol SA	124,238,150
11,674	Viscofan SA	714,643

	Total Spain	257,817,244

	Sweden — 1.0%
260,423	Atlas Copco AB – A Shares	9,634,398
484,951	Axfood AB	8,105,983
18,290	Bilia AB – A Shares	364,911
63,284	Castellum AB	944,164
6,511	Granges AB	61,033
32,183	Industrivarden AB – C Shares	759,925
95,027	Intrum Justitia AB	3,215,377
60,408	Klovern AB – B Shares *	67,562
17,435	NCC AB – B Shares	487,061
1,987,816	Sandvik AB	31,122,911
35,435	Securitas AB – B Shares	564,255
13,261	Skanska AB – B Shares	315,184
23,199	Swedish Match AB	782,405
53,861	Wihlborgs Fastigheter AB	1,100,989

	Total Sweden	57,526,158

	Switzerland — 5.6%
58,679	Ascom Holding AG (Registered)	1,164,093
13,484	Autoneum Holding AG	3,837,770
1,774	Banque Cantonale Vaudoise (Registered)	1,278,060
5,696	BKW AG	346,642
343	Bobst Group SA (Registered)	34,628
40,951	Cembra Money Bank AG *	3,859,179
7,552	dormakaba Holding AG *	6,819,558
3,408	Emmi AG (Registered) *	2,644,631
23,558	EMS-Chemie Holding AG (Registered)	16,562,582
4,746	Flughafen Zuerich AG (Registered)	1,177,661
2,467	Forbo Holdings AG (Registered)	4,073,876
16,750	Georg Fischer AG (Registered)	15,808,935
42	Gurit Holding AG *	40,595
2,142	Helvetia Holding AG (Registered)	1,240,761
12,324	Implenia AG (Registered)	953,938
9,576	Kardex AG (Registered) *	1,020,491
5,439	Komax Holding AG (Registered)	1,517,386
180,273	Kuehne & Nagel International AG (Registered)	29,111,686
789,396	Logitech International SA (Registered)	28,845,196
10,546	Mobilezone Holding AG (Registered)	164,357
5,913	Sika AG	38,131,801
1,316	Swatch Group AG (The) (Registered)	100,454
103,220	Swiss Life Holding AG (Registered) *	34,479,096
1,406,675	Swiss Re AG	128,261,280
1,640	Valora Holding AG (Registered)	540,297
61,457	Vontobel Holding AG (Registered)	3,835,483
5,161	Zehnder Group AG – Class RG	183,363

	Total Switzerland	326,033,799

Shares	Description	Value ($)
	United Kingdom — 16.0%
2,498,678	AstraZeneca Plc	168,829,737
3,785,540	Balfour Beatty Plc	13,757,646
779,910	Berkeley Group Holdings Plc (The)	32,733,686
67,143	Bovis Homes Group Plc	789,690
1,501,128	British American Tobacco Plc	107,394,590
776,174	Cairn Energy Plc *	2,027,493
1,469,924	Carillion Plc	3,860,301
12,970,799	Centrica Plc	34,001,006
587,425	Crest Nicholson Holdings Plc	4,787,318
4,316,811	Debenhams Plc	2,785,180
28,644	Fenner Plc	115,670
7,495,818	Firstgroup Plc *	14,457,233
277,549	Galliford Try Plc	4,473,127
7,290,716	GlaxoSmithKline Plc	159,587,747
133,725	Halfords Group Plc	625,684
335,928	Hunting Plc *	2,195,372
107,537	Imperial Brands Plc	5,031,890
1,895,212	Inchcape Plc	19,969,608
2,796,582	Indivior Plc *	11,750,744
567,034	Intermediate Capital Group Plc	6,449,352
2,376,448	J Sainsbury Plc	8,608,864
1,865	Jupiter Fund Management Plc	11,871
5,804,962	Kingfisher Plc	24,280,349
154,003	Mitie Group Plc	480,452
406,874	National Express Group Plc	1,943,661
30,089	Pearson Plc	274,056
1,549,376	Persimmon Plc	49,096,974
57,252	Playtech Plc	729,695
915,297	Reckitt Benckiser Group Plc	93,876,824
3,405,824	Royal Mail Plc	19,377,462
1,654,056	Sage Group Plc (The)	15,368,590
70,646	Savills Plc	786,400
377,934	Spectris Plc	12,738,751
99,119	Victrex Plc	2,466,755
424,573	WH Smith Plc	9,769,547
4,364,613	Wm Morrison Supermarkets Plc	13,857,791
3,396,704	WPP Plc	76,434,494

	Total United Kingdom	925,725,610

	TOTAL COMMON STOCKS (COST $5,133,205,251)	5,640,400,119

	PREFERRED STOCKS — 0.9%

	Germany — 0.9%
164,043	Jungheinrich AG	6,184,332
803,420	Porsche Automobil Holding SE	46,081,451

	Total Germany	52,265,783

	TOTAL PREFERRED STOCKS (COST $79,162,336)	52,265,783

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†		Description	Value ($)
		MUTUAL FUNDS — 1.1%

		United States — 1.1%
		Affiliated Issuers — 1.1%
	2,521,976	GMO U.S. Treasury Fund	62,998,953

		TOTAL MUTUAL FUNDS (COST $63,012,163)	62,998,953

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
GBP	869,542	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.05%, due 06/01/17	1,120,361
	90,677	Barclays (London) Time Deposit, 0.62%, due 06/01/17	90,677
HKD	4,242,293	BNP Paribas (Paris) Time Deposit, 0.01%, due 06/01/17	544,404
CAD	15,788	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	11,687
CHF	1,155	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 06/01/17	1,192
NOK	146,823	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	17,377
SGD	155,401	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/17	112,312
JPY	37,137,648	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, (0.14)%, due 06/01/17	335,329

Shares / Par Value†		Description	Value ($)
		Time Deposits — continued
EUR	3,619,576	Sumitomo (Tokyo) Time Deposit, (0.57)%, due 06/01/17	4,066,050

		Total Time Deposits	6,299,389

		TOTAL SHORT-TERM INVESTMENTS (COST $6,299,389)	6,299,389

		TOTAL INVESTMENTS — 99.6% (Cost $5,281,679,139)	5,761,964,244
		Other Assets and Liabilities (net) — 0.4%	23,772,598

		TOTAL NET ASSETS — 100.0%	$5,785,736,842

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
304	Mini MSCI EAFE	June 2017	$28,665,680	$(106,463)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Currency Abbreviations:

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.4%

	Australia — 2.9%
98	Australia & New Zealand Banking Group Ltd	2,037
133,233	BHP Billiton Ltd	2,342,129
49,236	BlueScope Steel Ltd	420,415
19,030	Dexus Property Group (REIT)	146,728
12,690	Downer EDI Ltd	60,232
5,949	Fairfax Media Ltd	5,504
283,742	Fortescue Metals Group Ltd	1,020,368
596	LendLease Group	7,225
8,623	OZ Minerals Ltd	46,760
408	Rio Tinto Ltd	18,996
8,769	Scentre Group (REIT)	27,709
1,299	Shopping Centres Australasia Property Group (REIT)	2,227
293	Sonic Healthcare Ltd	5,037
7,374	Wesfarmers Ltd	233,929

	Total Australia	4,339,296

	Austria — 2.1%
634	Oesterreichische Post AG	27,540
39,747	OMV AG	2,075,719
22,553	voestalpine AG	1,023,322

	Total Austria	3,126,581

	Belgium — 0.2%
84	Ageas	3,393
11,494	bpost SA	279,740

	Total Belgium	283,133

	Canada — 1.8%
18,400	Air Canada *	242,455
500	Canadian Tire Corp Ltd – Class A	56,912
300	CI Financial Corp	5,963
2,400	Husky Energy Inc *	27,627
5,000	IGM Financial Inc	145,760
58,700	Metro Inc	1,965,864
200	Open Text Corp	6,528
2,600	Saputo Inc	86,805
4,500	Transcontinental Inc – Class A	78,884

	Total Canada	2,616,798

	Denmark — 1.0%
800	AP Moeller – Maersk A/S – Class B	1,524,698

	Finland — 1.9%
10,604	Neste Oyj	420,772
1,866	Orion Oyj – Class B	120,621
79,570	UPM – Kymmene Oyj	2,242,141

	Total Finland	2,783,534

Shares	Description	Value ($)
	France — 12.1%
106	Atos SE	15,209
143,787	AXA SA	3,839,426
35,280	BNP Paribas SA	2,490,783
10,616	Christian Dior SE	3,033,435
4,849	Cie Generale des Etablissements Michelin	612,789
2,287	CNP Assurances	50,312
661	Compagnie de Saint-Gobain	36,945
7,958	Credit Agricole SA	122,312
238	Ipsen SA	30,006
1,741	Peugeot SA	34,428
16,142	SCOR SE	635,089
44,013	Societe Generale SA	2,308,113
85,326	TOTAL SA	4,507,604

	Total France	17,716,451

	Germany — 8.0%
16,306	Allianz SE (Registered)	3,136,461
4,812	Aurubis AG	375,120
1,287	BASF SE	121,658
33,678	Bayerische Motoren Werke AG	3,158,312
84	Bechtle AG	10,794
2,560	Covestro AG	191,862
45,624	Daimler AG (Registered Shares)	3,317,731
63,264	Deutsche Lufthansa AG (Registered)	1,230,790
301	Henkel AG & Co KGaA	37,413
9,585	RWE AG *	194,949
175	Volkswagen AG	27,497

	Total Germany	11,802,587

	Hong Kong — 6.1%
333,000	BOC Hong Kong Holdings Ltd	1,502,353
24,000	Dah Sing Banking Group Ltd	50,193
3,000	Henderson Land Development Co Ltd	19,367
88,000	HKT Trust & HKT Ltd – Class SS	115,176
79,700	Hongkong Land Holdings Ltd	602,433
46,000	Hysan Development Co Ltd	217,180
35,500	Kerry Properties Ltd	125,487
287,500	Link (REIT)	2,267,638
534,000	SJM Holdings Ltd	517,767
2,500	Techtronic Industries Co Ltd	11,814
361,500	WH Group Ltd	338,660
220,000	Wharf Holdings Ltd (The)	1,868,962
99,000	Wheelock & Co Ltd	740,295
472,000	Xinyi Glass Holdings Ltd *	463,621
36,000	Yue Yuen Industrial Holdings Ltd	143,411

	Total Hong Kong	8,984,357

	Ireland — 0.1%
3,084	Smurfit Kappa Group Plc	86,832

	Israel — 1.7%
55,164	Bank Hapoalim BM	367,098

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Israel — continued
18,400	Check Point Software Technologies Ltd *	2,061,720
400	Teva Pharmaceutical Industries Ltd Sponsored ADR	11,144

	Total Israel	2,439,962

	Italy — 0.2%
7,343	Banca Mediolanum SPA	60,708
477	De’ Longhi SPA	15,888
1,463	Enel SPA	7,832
2,244	EXOR NV	125,339
2,386	Hera SPA	7,858
1,773	Leonardo SPA	31,229
22,096	Telecom Italia SPA *	20,743
76,069	Telecom Italia SPA-RSP *	58,717

	Total Italy	328,314

	Japan — 25.0%
500	Aisin Seiki Co Ltd	24,668
100	Aoyama Trading Co Ltd	3,607
9,000	Asahi Glass Co Ltd	73,423
500	Asahi Group Holdings Ltd	19,949
21,000	Asahi Kasei Corp	201,980
7,400	Central Japan Railway Co	1,211,973
14,000	Chiba Bank Ltd (The)	91,746
1,100	Daicel Corp	13,035
19,900	Daiichi Sankyo Co Ltd	436,462
4,301	Daito Trust Construction Co Ltd	678,349
28,200	Daiwa House Industry Co Ltd	921,173
6,400	DCM Holdings Co Ltd	56,050
44,900	FUJIFILM Holdings Corp	1,636,666
23,000	Fujitsu Ltd	167,641
33,574	Haseko Corp	426,018
2,200	Hino Motors Ltd	26,701
2,300	Honda Motor Co Ltd	64,435
247,900	ITOCHU Corp	3,518,544
10,000	Japan Airlines Co Ltd	293,145
2,000	Kajima Corp	15,368
70,824	KDDI Corp	1,965,657
1,100	Komatsu Ltd	26,705
13,800	Konica Minolta Inc	108,502
21,440	K’S Holdings Corp	441,394
281,700	Marubeni Corp	1,738,570
195,800	Mitsubishi Chemical Holdings Corp	1,484,790
50,100	Mitsubishi Corp	1,002,545
2,300	Mitsubishi Electric Corp	31,709
26,800	Mitsubishi Tanabe Pharma Corp	596,053
359,500	Mitsubishi UFJ Financial Group Inc	2,230,806
165,200	Mitsui & Co Ltd	2,229,613
70,200	Nippon Telegraph & Telephone Corp	3,376,038
2,508	Nipro Corp	35,002
18,400	Nissan Motor Co Ltd	176,384
1,700	Obayashi Corp	18,792

Shares	Description	Value ($)
	Japan — continued
700	Omron Corp	29,232
53,000	Osaka Gas Co Ltd	209,337
62,000	Otsuka Holdings Co Ltd	2,796,634
1,200	Resona Holdings Inc	6,126
400	Rohm Co Ltd	32,052
2,200	Seiko Epson Corp	46,111
61,800	Sekisui Chemical Co Ltd	1,085,893
47,200	Sekisui House Ltd	809,706
337,800	Sojitz Corp	814,010
5,000	Sumitomo Chemical Co Ltd	26,135
13,300	Sumitomo Corp	169,556
1,100	Sumitomo Dainippon Pharma Co Ltd	16,791
96,200	Sumitomo Mitsui Financial Group Inc	3,444,870
600	Suntory Beverage & Food Ltd	29,143
2,200	Suzuki Motor Corp	103,499
300	TDK Corp	18,096
1,700	Toho Holdings Co Ltd	34,485
11,400	Tokyo Electric Power Co Holdings Inc *	46,722
2,100	Tokyo Electron Ltd	300,577
44,100	Toyota Tsusho Corp	1,351,834
200	TS Tech Co Ltd	5,625

	Total Japan	36,719,927

	Malta — 0.2%
15,998,662	BGP Holdings Plc * (a)	264,190

	Netherlands — 2.2%
8,107	Heineken Holding NV	753,648
495	ING Groep NV	8,308
102,054	PostNL NV	498,520
44,886	Wolters Kluwer NV	1,970,195

	Total Netherlands	3,230,671

	New Zealand — 0.5%
105,885	Fletcher Building Ltd	567,346
60,183	Spark New Zealand Ltd	160,345

	Total New Zealand	727,691

	Norway — 1.6%
1,913	Bakkafrost P/F	70,960
4,964	Norsk Hydro ASA	26,935
78,079	Orkla ASA	781,233
40,972	Statoil ASA	714,469
20,368	Yara International ASA	758,807

	Total Norway	2,352,404

	Portugal — 0.0%
1,179	CTT-Correios de Portugal SA	7,175

	Singapore — 0.3%
800	DBS Group Holdings Ltd	11,819

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Singapore — continued
1,905,500	Golden Agri-Resources Ltd	502,619

	Total Singapore	514,438

	Spain — 3.5%
66,999	Endesa SA	1,674,208
77,189	Mapfre SA	274,835
188,533	Repsol SA	3,169,007

	Total Spain	5,118,050

	Sweden — 1.0%
10,905	Atlas Copco AB – A Shares	403,433
1,933	Atlas Copco AB – B Shares	63,800
57,008	Sandvik AB	892,565
580	Swedish Match AB	19,561
5,044	Volvo AB – B Shares	82,386

	Total Sweden	1,461,745

	Switzerland — 5.5%
10,609	Adecco Group AG (Registered)	791,962
740	EMS-Chemie Holding AG (Registered)	520,261
34	Forbo Holdings AG (Registered)	56,146
3,885	Kuehne & Nagel International AG (Registered)	627,376
174	LafargeHolcim Ltd (Registered) *	10,470
187	Sika AG	1,205,927
89	Swatch Group AG (The) (Registered)	6,794
4,297	Swiss Life Holding AG (Registered) *	1,435,348
37,224	Swiss Re AG	3,394,102

	Total Switzerland	8,048,386

	United Kingdom — 17.5%
62,770	AstraZeneca Plc	4,241,220
344	Bellway Plc	12,536
26,774	Berkeley Group Holdings Plc (The)	1,123,734
60,065	British American Tobacco Plc	4,297,206
14,831	Carillion Plc	38,949
479,489	Centrica Plc	1,256,908
1,007	Coca-Cola HBC AG *	29,260
2,239	Galliford Try Plc	36,085
130,333	GlaxoSmithKline Plc	2,852,882
2,198	Hammerson Plc (REIT)	16,609
22,515	Inchcape Plc	237,238
25,363	Indivior Plc *	106,571
734	Intermediate Capital Group Plc	8,348
111,168	J Sainsbury Plc	402,715
337	Johnson Matthey Plc	13,540
843	Jupiter Fund Management Plc	5,366
375,930	Kingfisher Plc	1,572,398
89	Mondi Plc	2,327
51,624	Persimmon Plc	1,635,873
22,586	Reckitt Benckiser Group Plc	2,316,518

Shares / Par Value†		Description	Value ($)
		United Kingdom — continued
	174,708	Royal Mail Plc	994,002
	125,418	Sage Group Plc (The)	1,165,316
	17,320	WH Smith Plc	398,538
	108,900	Wm Morrison Supermarkets Plc	345,761
	116,478	WPP Plc	2,621,052

		Total United Kingdom	25,730,952

		TOTAL COMMON STOCKS (COST $124,705,454)	140,208,172

		PREFERRED STOCKS — 1.4%

		Germany — 1.4%
	35,654	Porsche Automobil Holding SE	2,044,993
	178	Volkswagen AG	26,822

		Total Germany	2,071,815

		TOTAL PREFERRED STOCKS (COST $3,057,270)	2,071,815

		MUTUAL FUNDS — 1.6%

		United States — 1.6%
		Affiliated Issuers -1.6%
	93,107	GMO U.S. Treasury Fund	2,325,807

		TOTAL MUTUAL FUNDS (COST $2,326,458)	2,325,807

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
GBP	30,730	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.05%, due 06/01/17	39,594
	288,913	Barclays (London) Time Deposit, 0.62%, due 06/01/17	288,913
AUD	2,873	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.74%, due 06/01/17	2,134
CAD	29	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	22
CHF	78	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 06/01/17	81
HKD	60,851	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/17	7,809
JPY	383,587	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.14)%, due 06/01/17	3,463
SEK	7,888	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.70)%, due 06/01/17	908
SGD	12,100	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/17	8,745

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Time Deposits — continued
EUR	439,440	Sumitomo (Tokyo) Time Deposit, (0.57)%, due 06/01/17	493,645

		Total Time Deposits	845,314

		TOTAL SHORT-TERM INVESTMENTS (COST $845,314)	845,314

		TOTAL INVESTMENTS — 99.0% (Cost $130,934,496)	145,451,108
		Other Assets and Liabilities (net) — 1.0%	1,409,240

		TOTAL NET ASSETS — 100.0%	$146,860,348

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
20	Mini MSCI EAFE	June 2017	$1,885,900	$46,713

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

SEK - Swedish Krona

SGD - Singapore Dollar

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.8%

	Capital Goods — 8.9%
1,419,439	3M Co.	290,232,692
1,845,525	Emerson Electric Co.	109,107,438
528,619	Honeywell International, Inc.	70,301,041
563,038	Illinois Tool Works, Inc.	79,512,226
248,794	Rockwell Automation, Inc.	39,488,584
1,324,293	United Technologies Corp.	160,610,255
83,670	WW Grainger, Inc.	14,414,668

	Total Capital Goods	763,666,904

	Consumer Durables & Apparel — 2.5%
414,192	LVMH Moet Hennessy Louis Vuitton SE	105,868,234
1,270,628	NIKE, Inc. – Class B	67,330,578
859,911	VF Corp.	46,263,212

	Total Consumer Durables & Apparel	219,462,024

	Consumer Services — 1.3%
4,298,708	Compass Group Plc	92,744,927
113,715	McDonald’s Corp.	17,158,457

	Total Consumer Services	109,903,384

	Diversified Financials — 3.0%
3,331,693	American Express Co.	256,340,459

	Energy — 0.9%
1,123,622	Schlumberger Ltd.	78,192,855

	Food & Staples Retailing — 2.3%
784,385	Costco Wholesale Corp.	141,526,585
758,673	CVS Health Corp.	58,288,847

	Total Food & Staples Retailing	199,815,432

	Food, Beverage & Tobacco — 10.4%
2,937,026	British American Tobacco Plc	210,122,454
3,741,856	Coca-Cola Co. (The)	170,142,192
2,202,373	Nestle SA (Registered)	188,041,983
506,108	PepsiCo, Inc.	59,148,842
2,270,530	Philip Morris International, Inc.	272,009,494

	Total Food, Beverage & Tobacco	899,464,965

	Health Care Equipment & Services — 13.8%
3,516,455	Abbott Laboratories	160,561,335
341,680	Anthem, Inc.	62,305,348
392,999	Becton Dickinson and Co.	74,367,201
336,102	Cerner Corp. *	21,964,266
339,841	Humana, Inc.	78,931,471
17,523	Intuitive Surgical, Inc. *	16,027,938
2,881,435	Medtronic Plc	242,847,342
750,387	Stryker Corp.	107,275,325
2,107,896	UnitedHealth Group, Inc.	369,261,221

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
456,267	Zimmer Biomet Holdings, Inc.	54,391,589

	Total Health Care Equipment & Services	1,187,933,036

	Household & Personal Products — 6.2%
1,101,611	Reckitt Benckiser Group Plc	112,985,960
3,434,397	Unilever NV CVA	195,638,974
4,090,368	Unilever Plc	228,032,632

	Total Household & Personal Products	536,657,566

	Materials — 1.6%
1,203,999	Monsanto Co.	141,373,562

	Pharmaceuticals, Biotechnology & Life Sciences — 5.9%
529,876	Eli Lilly & Co.	42,162,233
2,928,340	Johnson & Johnson	375,559,605
355,789	Novartis AG (Registered)	29,116,056
1,929,243	Pfizer, Inc.	62,989,784

	Total Pharmaceuticals, Biotechnology & Life Sciences	509,827,678

	Retailing — 0.8%
295,462	Genuine Parts Co.	27,365,691
556,449	TJX Cos, Inc. (The)	41,850,529

	Total Retailing	69,216,220

	Semiconductors & Semiconductor Equipment — 5.2%
394,974	Analog Devices, Inc.	33,872,971
3,729,349	QUALCOMM, Inc.	213,579,817
20,700,577	Taiwan Semiconductor Manufacturing Co., Ltd.	140,332,733
778,537	Texas Instruments, Inc.	64,221,517

	Total Semiconductors & Semiconductor Equipment	452,007,038

	Software & Services — 26.0%
1,693,033	Accenture Plc – Class A	210,731,818
356,858	Alphabet, Inc. – Class A *	352,250,963
273,940	Alphabet, Inc. – Class C *	264,313,748
205,400	Automatic Data Processing, Inc.	21,026,798
2,815,779	Cognizant Technology Solutions Corp. – Class A	188,403,773
708,807	Mastercard, Inc. – Class A	87,098,204
8,451,164	Microsoft Corp.	590,229,294
9,448,714	Oracle Corp.	428,877,128
546,576	SAP SE	58,733,250
1,544,500	Teradata Corp. *	42,103,070

	Total Software & Services	2,243,768,046

	Technology Hardware & Equipment — 8.0%
542,979	Amphenol Corp. – Class A	40,506,233
2,943,315	Apple, Inc.	449,620,800

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
6,302,327	Cisco Systems, Inc.	198,712,370

	Total Technology Hardware & Equipment	688,839,403

	TOTAL COMMON STOCKS (COST $6,193,579,297)	8,356,468,572

	MUTUAL FUNDS — 2.1%

	Affiliated Issuers — 2.1%
7,434,249	GMO U.S. Treasury Fund	185,707,541

	TOTAL MUTUAL FUNDS (COST $185,771,875)	185,707,541

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
5,140,666	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (a)	5,140,666
1	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.68% (a)	1

	TOTAL SHORT-TERM INVESTMENTS (COST $5,140,667)	5,140,667

	TOTAL INVESTMENTS — 99.0% (Cost $6,384,491,839)	8,547,316,780
	Other Assets and Liabilities (net) — 1.0%	88,692,527

	TOTAL NET ASSETS — 100.0%	$8,636,009,307

Notes to Schedule of Investments:

CVA - Certificaaten van aandelen (Share Certificates)

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2017.

Country Summary¤	% of Investments
United States	84.1%
United Kingdom	7.5
Switzerland	2.5
Netherlands	2.3
Taiwan	1.7
France	1.2
Other Developed	0.7 ‡

100.0%

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 88.7%

	Argentina — 1.5%
297,400	Adecoagro SA *	3,271,400

	Australia — 2.5%
686,789	Beach Energy Ltd	321,843
190,829	Mineral Resources Ltd	1,429,314
166,584	Sandfire Resources NL	754,400
206,836	Santos Ltd *	518,025
34,106	Woodside Petroleum Ltd	814,941
175,381	WorleyParsons Ltd *	1,610,810

	Total Australia	5,449,333

	Austria — 1.3%
56,265	OMV AG	2,938,343

	Brazil — 0.9%
138,900	Cosan SA Industria e Comercio	1,546,553
95,700	Sao Martinho SA	532,332

	Total Brazil	2,078,885

	Canada — 4.0%
5,951	Agrium Inc	549,879
37,800	Ensign Energy Services Inc	193,638
284,334	First Quantum Minerals Ltd	2,397,427
51,600	Potash Corp of Saskatchewan Inc	852,201
52,922	Potash Corp of Saskatchewan Inc	874,271
214,498	Teck Resources Ltd – Class B	3,818,838

	Total Canada	8,686,254

	China — 0.4%
3,930,000	Century Sunshine Group Holdings Ltd *	138,540
958,000	China Oilfield Services Ltd – Class H	830,680

	Total China	969,220

	Colombia — 0.5%
2,202,043	Ecopetrol SA	1,007,999

	France — 1.6%
161,787	Electricite de France SA	1,742,383
31,913	TOTAL SA	1,685,901

	Total France	3,428,284

	Germany — 2.4%
16,701	Aurubis AG	1,301,929
153,088	K+S AG (Registered)	3,920,054

	Total Germany	5,221,983

	Greece — 0.1%
36,208	Mytilineos Holdings SA *	315,611

	Hungary — 0.7%
19,321	MOL Hungarian Oil & Gas Plc	1,570,855

Shares	Description	Value ($)
	India — 0.8%
289,011	Oil & Natural Gas Corp Ltd	793,589
196,658	Vedanta Ltd	727,111
786,632	Vedanta Ltd ADR	121,921

	Total India	1,642,621

	Indonesia — 0.0%
27,969,700	Energi Mega Persada Tbk PT *	104,977

	Israel — 1.5%
495,874	Israel Chemicals Ltd	2,107,663
6,643	Israel Corp Ltd (The) *	1,244,466

	Total Israel	3,352,129

	Italy — 1.5%
256,962	CNH Industrial NV	2,856,563
103,788	Saipem SPA *	422,517

	Total Italy	3,279,080

	Japan — 3.8%
58,700	Asahi Holdings Inc	1,000,016
229,000	Dowa Holdings Co Ltd	1,727,091
56,700	Inpex Corp	522,745
20,000	Japan Petroleum Exploration Co Ltd	403,536
70,800	Mitsubishi Materials Corp	1,996,153
330,000	Mitsui Mining & Smelting Co Ltd	1,312,636
11,500	Nittetsu Mining Co Ltd	578,433
66,000	Sumitomo Metal Mining Co Ltd	802,250

	Total Japan	8,342,860

	Kazakhstan — 0.0%
8,156	KazMunaiGas Exploration Production JSC GDR (Registered Shares) *	79,055

	Netherlands — 0.2%
30,518	Fugro NV CVA *	444,421

	Norway — 6.1%
190,417	Austevoll Seafood ASA	1,612,280
10,082	Bakkafrost P/F	373,979
83,358	Fred Olsen Energy ASA *	167,234
147,331	Grieg Seafood ASA	1,105,756
91,450	Leroy Seafood Group ASA	492,923
46,866	Ocean Yield ASA	356,079
167,773	Petroleum Geo-Services ASA *	361,360
7,209	Prosafe SE *	21,266
165,626	Statoil ASA	2,888,183
117,396	Subsea 7 SA	1,687,709
117,312	Yara International ASA	4,370,443

	Total Norway	13,437,212

	Poland — 2.0%
157,558	KGHM Polska Miedz SA	4,486,200

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Russia — 11.0%
1,185,610	Gazprom Neft PJSC	4,223,579
139,072	Gazprom PJSC Sponsored ADR	580,991
106,675	Lukoil PJSC Sponsored ADR	5,112,738
30,030	Novatek PJSC Sponsored GDR (Registered)	3,387,657
60,520	PhosAgro PJSC GDR (Registered)	870,307
344,829	Ros Agro Plc GDR (Registered)	3,803,826
400,824	Rosneft Oil Co PJSC GDR (Registered)	2,105,381
70,274,731	RusHydro PJSC	966,978
9	Surgutneftegas OJSC	5
62,829	Tatneft PJSC Sponsored ADR	2,583,836
63,517	TMK PJSC GDR (Registered)	384,476

	Total Russia	24,019,774

	Singapore — 1.3%
1,046,000	Ezion Holdings Ltd *	196,705
2,725,600	Ezra Holdings Ltd *	21,668
451,000	First Resources Ltd	640,461
7,036,900	Golden Agri-Resources Ltd	1,856,142
606,100	Indofood Agri Resources Ltd	214,779

	Total Singapore	2,929,755

	South Africa — 1.6%
135,198	African Rainbow Minerals Ltd	840,121
75,803	Sasol Ltd	2,273,281
43,504	Tongaat Hulett Ltd	393,136

	Total South Africa	3,506,538

	South Korea — 0.3%
16,645	Poongsan Corp	614,978
466	Poongsan Holdings Corp	21,510

	Total South Korea	636,488

	Spain — 2.7%
105,453	Endesa SA	2,635,118
126,687	Iberdrola SA	1,011,707
130,957	Repsol SA	2,201,225

	Total Spain	5,848,050

	Sweden — 0.3%
12,651	Boliden AB	345,864
46,518	Tethys Oil AB	353,559

	Total Sweden	699,423

	Thailand — 1.9%
454,164	PTT Exploration & Production Pcl (Foreign Registered)	1,201,419
259,021	PTT Pcl (Foreign Registered)	2,992,041

	Total Thailand	4,193,460

Shares	Description	Value ($)
	Turkey — 0.4%
326,086	Gubre Fabrikalari TAS *	450,072
598,027	Koza Anadolu Metal Madencilik Isletmeleri AS *	377,306

	Total Turkey	827,378

	Ukraine — 1.2%
140,553	Kernel Holding SA	2,549,943

	United Arab Emirates — 0.1%
1,404,708	Dana Gas PJSC *	156,786

	United Kingdom — 24.5%
269,334	Amec Foster Wheeler Plc *	1,772,944
622,021	Anglo American Plc *	8,297,033
517,461	BHP Billiton Plc	7,819,331
378,732	BP Plc	2,288,138
815,354	EnQuest Plc *	371,590
2,461,509	Glencore Plc *	9,066,941
40,724	Hunting Plc *	266,141
113,173	John Wood Group Plc	1,045,688
81,934	Petrofac Ltd	402,293
336,402	Premier Oil Plc *	251,904
292,127	Rio Tinto Plc	11,665,737
231,853	Royal Dutch Shell Plc A Shares (London)	6,301,718
133,919	Royal Dutch Shell Plc B Shares (London)	3,707,199
11,316	TechnipFMC Plc *	322,330

	Total United Kingdom	53,578,987

	United States — 11.6%
9,732	Apache Corp.	455,068
41,400	Atwood Oceanics, Inc. *	415,656
146,447	Chesapeake Energy Corp. *	741,022
5,909	ConocoPhillips	264,073
273,008	Denbury Resources, Inc. *	417,702
15,600	Devon Energy Corp.	530,088
67,900	Diamond Offshore Drilling, Inc. *	784,245
218,900	Ensco Plc – Class A	1,365,936
32,800	First Solar, Inc. *	1,263,128
451,354	Freeport-McMoRan, Inc. *	5,186,058
120,118	Gran Tierra Energy, Inc. *	279,875
94,204	Mosaic Co. (The)	2,131,837
18,800	Murphy Oil Corp.	458,908
53,700	Nabors Industries Ltd.	472,560
32,600	National Oilwell Varco, Inc.	1,065,042
234,600	Noble Corp Plc	950,130
50,300	Northern Oil and Gas, Inc. *	82,995
27,600	Oasis Petroleum, Inc. *	269,376
84,100	Rowan Cos., Plc – Class A *	1,012,564
28,358	SM Energy Co.	481,235
304,455	SolarEdge Technologies, Inc. *	5,662,863
105,283	Southwestern Energy Co. *	638,015

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value †		Description	Value ($)
		United States — continued
	40,500	Tidewater, Inc. *	29,650
	27,100	Unit Corp. *	483,193

		Total United States	25,441,219

		TOTAL COMMON STOCKS (COST $168,023,717)	194,494,523

		PREFERRED STOCKS — 10.1%

		Brazil — 3.2%
	1,197,899	Bradespar SA	7,077,931

		Chile — 5.0%
	301,878	Sociedad Quimica y Minera de Chile SA Sponsored ADR	10,876,664

		Russia — 1.9%
	24,680	Bashneft PJSC	474,863
	4,828,384	Surgutneftegas OJSC	2,403,473
	235,021	Tatneft PJSC	1,239,601

		Total Russia	4,117,937

		TOTAL PREFERRED STOCKS (COST $12,849,357)	22,072,532

		MUTUAL FUNDS — 0.5%

		United States — 0.5%
		Affiliated Issuers — 0.5%
	47,100	GMO U.S. Treasury Fund	1,176,549

		TOTAL MUTUAL FUNDS (COST $1,176,549)	1,176,549

		SHORT-TERM INVESTMENTS — 0.4%

		Time Deposits — 0.4%
AUD	6,348	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.74%, due 06/01/17	4,717
CAD	1,209	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	895
EUR	13,421	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.57)%, due 06/01/17	15,076
JPY	1,584,896	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.14)%, due 06/01/17	14,310
SEK	95,995	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.70)%, due 06/01/17	11,045

Par Value†	Description	Value ($)
	Time Deposits — continued
785,268	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	785,268

	Total Time Deposits	831,311

	TOTAL SHORT-TERM INVESTMENTS (COST $831,311)	831,311

	TOTAL INVESTMENTS — 99.7% (Cost $182,880,934)	218,574,915
	Other Assets and Liabilities (net) — 0.3%	572,783

	TOTAL NET ASSETS — 100.0%	$219,147,698

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

JPY - Japanese Yen

SEK - Swedish Krona

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 94.2%

	U.S. Government — 93.7%
24,650,000	U.S. Treasury Bill, 0.85%, due 07/20/17 (a)	24,621,480
22,000,000	U.S. Treasury Bill, 0.95%, due 09/14/17 (a)	21,939,434
10,000,000	U.S. Treasury Bill, 0.96%, due 09/21/17 (a)	9,970,410
7,000,000	U.S. Treasury Bill, 0.98%, due 10/12/17 (a)	6,974,786
20,000,000	U.S. Treasury Bill, 1.02%, due 12/07/17 (a) (b)	19,893,940
20,000,000	U.S. Treasury Bill, 1.07%, due 01/04/18 (a) (b)	19,872,640
20,000,000	U.S. Treasury Bill, 1.08%, due 02/01/18 (a) (b)	19,855,500
20,000,000	U.S. Treasury Bill, 1.09%, due 03/01/18 (a)	19,837,400

	Total U.S. Government	142,965,590

Par Value†	Description	Value ($)
	Money Market Funds — 0.5%
800,067	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (c)	800,067

	TOTAL SHORT-TERM INVESTMENTS (COST $143,894,242)	143,765,657

	TOTAL INVESTMENTS — 94.2% (Cost $143,894,242)	143,765,657
	Other Assets and Liabilities (net) — 5.8%	8,920,773

	TOTAL NET ASSETS — 100.0%	$152,686,430

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Put	1,915	06/16/2017	Euro STOXX 50, Strike 3,575	$1,393,009	$(1,028,864)
Put	158	06/16/2017	S&P 500 Index, Strike 2,380	386,572	(110,600)
Put	155	06/02/2017	S&P 500 Index, Strike 2,415	125,719	(83,700)

				$1,905,300	$(1,223,164)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate shown represents yield-to-maturity.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2017.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%

	Australia — 5.1%
9,895	Adelaide Brighton Ltd	40,652
1,751	ASX Ltd	66,541
61,281	BHP Billiton Ltd	1,077,271
52,266	BlueScope Steel Ltd	446,287
5,751	BT Investment Management Ltd	47,406
14,851	BWP Trust (REIT)	33,528
2,264	Caltex Australia Ltd	55,706
12,692	Challenger Ltd	120,644
5,364	CIMIC Group Ltd	161,425
1,982	CSL Ltd	190,562
34,859	CSR Ltd	107,985
34,383	Dexus (REIT)	265,106
5,978	Downer EDI Ltd	28,374
21,637	Genworth Mortgage Insurance Australia Ltd	46,008
39,698	GPT Group (The) (REIT)	154,394
7,446	Incitec Pivot Ltd	18,938
24,235	Investa Office Fund (REIT)	84,931
15,676	LendLease Group	190,019
1,441	Macquarie Group Ltd	96,015
3,960	Mineral Resources Ltd	29,660
147,185	Mirvac Group (REIT)	249,031
27,270	Orora Ltd	56,898
22,167	OZ Minerals Ltd	120,206
32,752	Primary Health Care Ltd	89,586
9,942	Rio Tinto Ltd	462,892
21,480	Scentre Group (REIT)	67,875
15,489	Sonic Healthcare Ltd	266,287
69,145	South32 Ltd	135,594
64,473	Spotless Group Holdings Ltd	53,769
35,231	Stockland (REIT)	123,361
20,783	Wesfarmers Ltd	659,309
10,950	Woodside Petroleum Ltd	261,643
14,981	WorleyParsons Ltd *	137,595

	Total Australia	5,945,498

	Austria — 0.9%
8,080	OMV AG	421,964
6,409	Raiffeisen Bank International AG *	169,173
8,782	voestalpine AG	398,475

	Total Austria	989,612

	Belgium — 0.3%
4,398	Ageas	177,662
1,969	Groupe Bruxelles Lambert SA	191,404
909	Proximus SADP	32,689

	Total Belgium	401,755

	Brazil — 0.3%
4,000	Banco do Brasil SA	35,031
8,600	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	48,954

Shares	Description	Value ($)
	Brazil — continued
2,000	Centrais Eletricas Brasileiras SA *	8,498
500	Embraer SA Sponsored ADR	9,880
15,700	JBS SA	39,154
9,100	Kroton Educacional SA	40,776
8,300	MRV Engenharia e Participacoes SA	33,216
6,200	Transmissora Alianca de Energia Eletrica SA	43,493
5,400	Vale SA	45,340

	Total Brazil	304,342

	Canada — 2.4%
4,400	Air Canada *	57,978
3,700	Alimentation Couche-Tard Inc – Class B	171,134
2,700	Bank of Montreal	181,226
3,800	Bank of Nova Scotia (The)	214,410
1,300	Canadian Imperial Bank of Commerce	101,644
1,600	Canadian Tire Corp Ltd – Class A	182,119
1,200	Capital Power Corp	22,528
800	CCL Industries Inc – Class B	189,025
6,800	CGI Group Inc – Class A *	337,118
8,700	CI Financial Corp	172,924
3,200	Great-West Lifeco Inc	79,547
900	IGM Financial Inc	26,237
1,000	Industrial Alliance Insurance & Financial Services Inc	37,021
6,000	Manulife Financial Corp	103,624
11,420	Metro Inc	382,456
4,700	Power Corp of Canada	100,273
2,900	Russel Metals Inc	54,078
5,900	Sun Life Financial Inc	193,704
2,200	Toromont Industries Ltd	74,118
3,600	Transcontinental Inc – Class A	63,107
6,900	Trican Well Service Ltd *	20,483
2,500	Westshore Terminals Investment Corp	40,252

	Total Canada	2,805,006

	China — 3.0%
4,000	AAC Technologies Holdings Inc	43,349
72,000	Agricultural Bank of China Ltd – Class H	34,902
1,100	Alibaba Group Holding Ltd Sponsored ADR *	134,706
18,500	Anhui Conch Cement Co Ltd – Class H	61,287
13,000	ANTA Sports Products Ltd	38,437
11,000	BAIC Motor Corp Ltd – Class H *	10,736
46,000	Beijing Capital International Airport Co Ltd – Class H	67,148
90,000	Belle International Holdings Ltd	70,180
22,000	Brilliance China Automotive Holdings Ltd	41,044
31,000	China Communications Construction Co Ltd – Class H	41,818
90,000	China Communications Services Corp Ltd – Class H	53,428
46,000	China Evergrande Group	82,413
16,000	China Mengniu Dairy Co Ltd	32,343
13,000	China Mobile Ltd	144,078

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	China — continued
106,000	China National Building Material Co Ltd – Class H	58,830
278,000	China Petroleum & Chemical Corp – Class H	227,725
39,500	China Railway Construction Corp Ltd – Class H	54,212
38,000	China Railway Group Ltd – Class H	31,463
90,000	China Resources Cement Holdings Ltd	44,551
4,000	China Resources Power Holdings Co Ltd	8,246
38,000	China Shenhua Energy Co Ltd – Class H	92,409
4,000	China Southern Airlines Co Ltd – Class H	3,061
238,000	China Telecom Corp Ltd – Class H	118,014
118,000	China Travel International Investment Hong Kong Ltd	33,750
89,000	CNOOC Ltd	101,047
61,000	Country Garden Holdings Co Ltd	72,091
94,000	Datang International Power Generation Co Ltd – Class H	34,357
38,000	Dongfeng Motor Group Co Ltd – Class H	42,766
90,000	Geely Automobile Holdings Ltd	148,746
52,000	Great Wall Motor Co Ltd – Class H	55,538
10,000	Guangdong Investment Ltd	14,421
29,200	Guangzhou R&F Properties Co Ltd – Class H	47,190
12,000	Haitian International Holdings Ltd	27,849
39,000	Huabao International Holdings Ltd *	22,654
22,000	Huadian Power International Corp Ltd – Class H	10,412
36,000	Jiangsu Expressway Co Ltd – Class H	52,270
22,500	Kingboard Chemical Holdings Ltd	82,966
32,000	Kingboard Laminates Holdings Ltd	37,703
28,000	Kunlun Energy Co Ltd *	25,102
31,000	Lee & Man Paper Manufacturing Ltd	26,914
6,000	Longfor Properties Co Ltd	12,198
10,000	Minth Group Ltd *	40,606
300	NetEase Inc ADR	85,434
10,000	Nine Dragons Paper Holdings Ltd	11,842
47,000	People’s Insurance Co Group of China Ltd (The) – Class H	20,244
14,000	Ping An Insurance Group Co of China Ltd – Class H	89,597
13,000	Shanghai Industrial Holdings Ltd	40,588
17,800	Shanghai Pharmaceuticals Holding Co Ltd – Class H	51,466
36,000	Shenzhen Expressway Co Ltd – Class H *	34,396
30,000	Shenzhen International Holdings Ltd	48,620
29,000	Shimao Property Holdings Ltd	49,441
25,000	Sino Biopharmaceutical Ltd	22,302
43,500	Sinopec Engineering Group Co Ltd – Class H	39,950
11,200	Sinopharm Group Co Ltd – Class H	51,129
66,000	Skyworth Digital Holdings Ltd	35,970
200	Sohu.com Inc *	8,978
2,000	Sunny Optical Technology Group Co Ltd	15,566
9,800	Tencent Holdings Ltd	336,800
36,000	TravelSky Technology Ltd – Class H	106,261
7,000	Weichai Power Co Ltd – Class H	11,339

Shares	Description	Value ($)
	China — continued
48,000	Zhejiang Expressway Co Ltd – Class H	56,262

	Total China	3,499,145

	Colombia — 0.0%
1,200	Ecopetrol SA Sponsored ADR	10,956

	Czech Republic — 0.1%
1,996	CEZ AS	37,941
1,007	Komercni Banka as	40,085

	Total Czech Republic	78,026

	Denmark — 0.5%
216	AP Moeller – Maersk A/S – Class B	411,669
3,900	Danske Bank A/S	146,039

	Total Denmark	557,708

	Finland — 1.2%
339	Amer Sports Oyj *	7,854
5,837	Neste Oyj	231,615
26,852	Nokia Oyj	170,001
6,379	Nokian Renkaat Oyj	260,513
589	Orion Oyj – Class B	38,074
23,276	UPM-Kymmene Oyj	655,876

	Total Finland	1,363,933

	France — 9.8%
25,703	Air France-KLM *	289,667
3,858	Atos SE	553,531
33,417	AXA SA	892,307
18,555	BNP Paribas SA	1,309,991
7,588	Bouygues SA	325,117
2,943	Cap Gemini SA	304,736
556	Casino Guichard Perrachon SA	34,278
2,057	Christian Dior SE	587,771
4,044	Cie Generale des Etablissements Michelin	511,057
1,056	CNP Assurances	23,231
6,234	Credit Agricole SA	95,815
384	Gecina SA (REIT)	58,993
177	Ipsen SA	22,315
1,013	IPSOS	39,836
2,180	L’Oreal SA	466,326
1,185	LVMH Moet Hennessy Louis Vuitton SE	302,889
1,307	Nexity SA *	78,706
20,628	Peugeot SA	407,916
1,978	Plastic Omnium SA	73,536
4,517	Renault SA *	421,383
6,651	Sanofi	658,806
3,618	Schneider Electric SE *	278,756
554	SCOR SE	21,797
477	SEB SA	83,746
28,936	Societe Generale SA	1,517,451
9,800	STMicroelectronics NV – NY Shares	161,406

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	France — continued
17,039	STMicroelectronics NV	280,262
24,666	TOTAL SA	1,303,056
3,043	Valeo SA	212,349
3,095	Veolia Environnement SA	68,116

	Total France	11,385,146

	Germany — 8.3%
8,050	Allianz SE (Registered)	1,548,419
1,341	Axel Springer SE	84,335
5,693	BASF SE	538,150
7,529	Bayer AG (Registered)	1,000,399
9,224	Bayerische Motoren Werke AG	865,024
219	Continental AG	48,778
16,368	Daimler AG (Registered Shares)	1,190,264
28,214	Deutsche Lufthansa AG (Registered)	548,898
6,303	Deutsche Post AG (Registered)	230,478
4,446	Duerr AG	485,761
134	Fielmann AG	10,791
7,415	Freenet AG *	265,091
3,218	Fresenius SE & Co KGaA	275,671
919	Grammer AG	50,780
1,909	Hannover Rueck SE	227,579
2,361	HeidelbergCement AG	220,041
5,702	Leoni AG	314,798
5,077	METRO AG	170,142
3,010	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	594,357
1,165	RTL Group SA	90,744
8,280	RWE AG *	168,407
3,260	Siemens AG (Registered)	466,241
270	Siltronic AG *	24,229
1,712	Volkswagen AG	269,001

	Total Germany	9,688,378

	Hong Kong — 2.7%
2,900	ASM Pacific Technology Ltd	41,536
84,500	BOC Hong Kong Holdings Ltd	381,228
23,000	CK Hutchison Holdings Ltd	299,545
11,000	CLP Holdings Ltd	120,287
21,600	Dah Sing Banking Group Ltd	45,174
46,000	First Pacific Co Ltd	35,980
19,600	Henderson Land Development Co Ltd	126,533
27,400	Hongkong Land Holdings Ltd	207,110
16,000	Hysan Development Co Ltd	75,541
22,500	Kerry Properties Ltd	79,534
88,000	Link (REIT)	694,095
52,000	Sino Land Co Ltd	90,401
34,000	SJM Holdings Ltd	32,966
7,000	Swire Pacific Ltd – Class A	68,781
280,000	WH Group Ltd	262,309
46,000	Wharf Holdings Ltd (The)	390,783

Shares	Description	Value ($)
	Hong Kong — continued
29,000	Wheelock & Co Ltd	216,854

	Total Hong Kong	3,168,657

	Hungary — 0.1%
684	MOL Hungarian Oil & Gas Plc	55,611
1,732	OTP Bank Plc	54,046
1,622	Richter Gedeon Nyrt	41,439

	Total Hungary	151,096

	India — 0.8%
3,639	Bharat Electronics Ltd	9,729
2,652	Bharat Petroleum Corp Ltd	30,383
1,565	GAIL India Ltd	10,019
6,177	HCL Technologies Ltd	82,363
335	Hero MotoCorp Ltd	19,533
11,445	Hindalco Industries Ltd	35,555
4,143	Hindustan Petroleum Corp Ltd	35,551
4,130	Indiabulls Housing Finance Ltd	73,652
2,833	Indian Oil Corp Ltd	18,838
600	Infosys Ltd Sponsored ADR	9,060
7,557	ITC Ltd *	36,643
852	Jubilant Life Sciences Ltd	9,929
694	Maruti Suzuki India Ltd	77,657
14,994	Oil & Natural Gas Corp Ltd	41,172
6,371	Power Finance Corp Ltd	13,194
1,206	Reliance Industries Ltd *	25,050
3,951	Rural Electrification Corp Ltd	11,836
3,141	Tata Consultancy Services Ltd	123,709
3,306	Tata Motors Ltd	24,416
1,369	Tata Steel Ltd	10,724
3,623	UPL Ltd	48,628
18,471	Vedanta Ltd	68,294
38,584	Vedanta Ltd ADR	5,980
4,536	Wipro Ltd	37,737
723	Yes Bank Ltd	16,082

	Total India	875,734

	Ireland — 0.2%
8,863	Smurfit Kappa Group Plc	249,544

	Israel — 0.9%
32,363	Bank Hapoalim BM	215,365
31,439	Bank Leumi Le-Israel BM *	153,784
41,133	Bezeq The Israeli Telecommunication Corp Ltd	71,610
2,700	Check Point Software Technologies Ltd *	302,535
959	Frutarom Industries Ltd	62,325
500	SodaStream International Ltd *	26,490
7,719	Teva Pharmaceutical Industries Ltd	221,735

	Total Israel	1,053,844

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Italy — 3.7%
269,536	A2A SPA	446,022
9,612	Azimut Holding SPA	195,501
37,018	Banca Mediolanum SPA	306,043
6,755	Brembo SPA	107,629
638	Danieli & C Officine Meccaniche SPA – RSP	12,144
131,155	Enel SPA	702,124
8,565	Eni SPA	136,141
9,636	EXOR NV	538,221
2,389	Ferrari NV	206,940
13,208	Fiat Chrysler Automobiles NV *	139,563
19,200	Fiat Chrysler Automobiles NV *	202,944
26,001	Leonardo SPA	457,967
81,728	Mediaset SPA *	322,815
416,333	Telecom Italia SPA-RSP	321,367
43,855	Unipol Gruppo Finanziario SPA	182,956

	Total Italy	4,278,377

	Japan — 22.7%
600	Acom Co Ltd *	2,535
7,800	Advantest Corp	139,120
14,400	Aiful Corp *	42,250
1,000	Aisin Seiki Co Ltd	49,336
11,000	Asahi Glass Co Ltd	89,740
11,800	Asahi Group Holdings Ltd	470,801
9,000	Asahi Kasei Corp	86,563
2,300	Asatsu-DK Inc	56,411
4,200	Astellas Pharma Inc	53,086
6,200	Bridgestone Corp	260,499
6,400	Brother Industries Ltd	141,912
9,400	Canon Inc	323,089
3,800	Central Japan Railway Co	622,365
700	Coca-Cola Bottlers Japan Inc	22,556
13,200	Concordia Financial Group Ltd	60,641
9,900	Daicel Corp	117,317
18,100	Daiichi Sankyo Co Ltd	396,983
1,500	Daikin Industries Ltd	147,018
3,800	Daito Trust Construction Co Ltd	599,332
14,100	Daiwa House Industry Co Ltd	460,586
1,000	DIC Corp	34,421
500	Disco Corp	86,202
700	East Japan Railway Co	67,090
11,700	FUJIFILM Holdings Corp	426,481
46,000	Fujitsu Ltd	335,282
900	Furukawa Electric Co Ltd (The)	40,262
13,000	Hanwa Co Ltd	90,429
36,800	Haseko Corp	466,953
2,900	Hazama Ando Corp	20,950
1,300	Hitachi Chemical Co Ltd	35,907
5,000	Honda Motor Co Ltd	140,076
400	Horiba Ltd	24,467
9,100	Hoya Corp	447,873

Shares	Description	Value ($)
	Japan — continued
5,700	Idemitsu Kosan Co Ltd	159,780
13,500	Inpex Corp	124,463
103,100	ITOCHU Corp	1,463,340
1,900	Japan Airlines Co Ltd	55,698
1,200	Japan Tobacco Inc	45,097
17,000	JXTG Holdings Inc	74,153
12,720	K’S Holdings Corp	261,872
15,000	Kajima Corp	115,261
4,100	Kao Corp	258,523
44,000	KDDI Corp	1,221,181
14,300	Kenedix Inc	71,130
2,900	Kirin Holdings Co Ltd	61,160
4,500	Komatsu Ltd	109,247
19,800	Konica Minolta Inc	155,677
13,000	Kuraray Co Ltd	233,931
47,900	Leopalace21 Corp	281,867
1,600	Lion Corp	33,879
95,300	Marubeni Corp	588,164
10,000	Medipal Holdings Corp	183,996
3,100	MINEBEA MITSUMI Inc	50,491
75,800	Mitsubishi Chemical Holdings Corp	574,807
37,400	Mitsubishi Corp	748,407
36,400	Mitsubishi Electric Corp	501,823
2,300	Mitsubishi Gas Chemical Co Inc	47,483
4,200	Mitsubishi Materials Corp	118,416
3,600	Mitsubishi Tanabe Pharma Corp	80,067
73,900	Mitsubishi UFJ Financial Group Inc	458,572
47,000	Mitsui & Co Ltd	634,333
7,000	Mitsui Chemicals Inc	34,807
86,000	Mitsui OSK Lines Ltd	246,671
7,000	Mitsui Mining & Smelting Co Ltd	27,844
33,500	Mizuho Financial Group Inc	58,218
500	Morinaga & Co Ltd	29,798
3,100	Nagase & Co Ltd	44,214
5,100	Nexon Co Ltd	96,242
1,000	NH Foods Ltd	31,368
2,500	Nichirei Corp	71,573
22,000	Nippon Telegraph & Telephone Corp	1,058,018
4,400	Nissan Chemical Industries Ltd	154,504
72,700	Nissan Motor Co Ltd	696,907
16,900	Nomura Holdings Inc	100,888
5,400	Nomura Real Estate Holdings Inc	116,324
3,300	NSK Ltd	39,326
26,900	NTT DOCOMO Inc	661,066
3,800	Obayashi Corp	42,005
2,800	Omron Corp	116,930
14,600	Otsuka Holdings Co Ltd	658,562
1,600	Pola Orbis Holdings Inc	44,788
3,700	Recruit Holdings Co Ltd	196,117
71,500	Resona Holdings Inc	365,025
1,500	Rohm Co Ltd	120,196

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
6,300	Seiko Epson Corp	132,045
6,300	Sekisui Chemical Co Ltd	110,698
16,500	Sekisui House Ltd	283,054
1,000	Shimamura Co Ltd	128,408
2,400	Shin-Etsu Chemical Co Ltd	215,534
1,100	Showa Denko KK	21,414
144,400	Sojitz Corp	347,966
9,200	Subaru Corp	311,089
36,000	Sumitomo Chemical Co Ltd	188,169
42,400	Sumitomo Corp	540,540
19,900	Sumitomo Mitsui Financial Group Inc	712,608
3,300	Sumitomo Mitsui Trust Holdings Inc	111,462
5,920	Suzuken Co Ltd	194,576
7,000	Suzuki Motor Corp	329,313
2,500	TDK Corp	150,801
1,100	Teijin Ltd	20,555
45,100	Tokyo Electric Power Co Holdings Inc *	184,841
4,200	Tokyo Electron Ltd	601,154
80,000	Toshiba Corp *	182,175
82,000	Tosoh Corp	697,524
16,000	Toyota Tsusho Corp	490,461
900	Trend Micro Inc	45,218
13,860	USS Co Ltd	278,994
2,000	Zeon Corp	20,464

	Total Japan	26,381,805

	Malta — 0.0%
1,718,063	BGP Holdings Plc * (a)	28,371

	Mexico — 0.4%
53,200	America Movil SAB de CV – Class L	42,712
5,700	Arca Continental SAB de CV	40,511
25,792	Cemex SAB de CV CPO *	21,343
2,400	Cemex SAB de CV Sponsored ADR *	19,848
16,800	Gentera SAB de CV *	27,147
1,830	Gruma SAB de CV – Class B	23,812
3,200	Grupo Aeroportuario del Pacifico SAB de CV – Class B	32,148
2,330	Grupo Aeroportuario del Sureste SAB de CV – Class B	45,996
7,900	Grupo Financiero Banorte SAB de CV – Class O	45,393
6,600	Grupo Mexico SAB de CV – Series B	17,865
12,600	OHL Mexico SAB de CV	14,157
33,100	Wal-Mart de Mexico SAB de CV	75,782

	Total Mexico	406,714

	Netherlands — 2.3%
5,365	Delta Lloyd NV	31,805
64,947	ING Groep NV	1,090,056
15,114	Koninklijke Ahold Delhaize NV	333,585
5,687	RELX NV	118,006

Shares	Description	Value ($)
	Netherlands — continued
8,055	TomTom NV *	82,345
8,722	Unilever NV CVA	496,846
11,918	Wolters Kluwer NV	523,120

	Total Netherlands	2,675,763

	New Zealand — 0.4%
10,112	Fisher & Paykel Healthcare Corp Ltd	76,662
33,260	Fletcher Building Ltd	178,212
17,565	SKYCITY Entertainment Group Ltd	54,516
66,860	Spark New Zealand Ltd	178,134

	Total New Zealand	487,524

	Norway — 1.2%
14,800	DNB ASA	250,988
62,932	Seadrill Ltd *	29,870
25,849	Statoil ASA	450,755
4,574	Storebrand ASA	29,920
21,361	Subsea 7 SA	307,090
5,937	Telenor ASA	98,232
6,564	Yara International ASA	244,541

	Total Norway	1,411,396

	Peru — 0.0%
300	Credicorp Ltd	50,256

	Poland — 0.2%
1,849	KGHM Polska Miedz SA	52,647
10,534	PGE Polska Grupa Energetyczna SA	30,939
2,494	Polski Koncern Naftowy ORLEN SA	71,215
23,236	Polskie Gornictwo Naftowe i Gazownictwo SA	39,699
24,704	Tauron Polska Energia SA *	21,389

	Total Poland	215,889

	Portugal — 0.3%
102,164	EDP – Energias de Portugal SA	375,894

	Russia — 0.1%
79	Lukoil PJSC Sponsored ADR	3,787
2,188	Tatneft PJSC Sponsored ADR	89,981

	Total Russia	93,768

	Singapore — 1.0%
72,600	Ascendas Real Estate Investment Trust	137,389
44,500	CapitaLand Commercial Trust (REIT)	53,356
34,900	CapitaLand Ltd	89,761
20,700	CapitaLand Mall Trust (REIT)	29,762
31,300	DBS Group Holdings Ltd	462,438
65,300	Global Logistic Properties Ltd	136,867
386,100	Golden Agri-Resources Ltd	101,843
1,100	Singapore Exchange Ltd	5,776
5,543	United Overseas Bank Ltd	92,011

	Total Singapore	1,109,203

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	South Africa — 0.8%
6,241	AVI Ltd	46,976
5,928	Barclays Africa Group Ltd	62,857
4,867	Barloworld Ltd	43,238
4,345	Bidvest Group Ltd (The)	56,682
5,385	Clicks Group Ltd	56,188
897	EOH Holdings Ltd	8,595
3,124	Hyprop Investments Ltd (REIT)	28,315
3,269	Imperial Holdings Ltd	41,497
3,144	Liberty Holdings Ltd	27,480
26,440	MMI Holdings Ltd	44,309
1,904	Mondi Ltd	50,046
1,802	MTN Group Ltd	16,142
3,792	Nedbank Group Ltd	63,738
7,086	Rand Merchant Investment Holdings Ltd	21,783
36,641	Redefine Properties Ltd (REIT)	29,512
3,145	Resilient REIT Ltd	28,785
7,972	RMB Holdings Ltd	37,406
1,877	Sasol Ltd	56,290
2,300	Shoprite Holdings Ltd	36,589
2,048	Sibanye Gold Ltd	2,526
1,683	SPAR Group Ltd (The)	21,937
11,259	Standard Bank Group Ltd	125,879
6,567	Super Group Ltd *	18,711

	Total South Africa	925,481

	South Korea — 1.5%
2,236	BNK Financial Group Inc	19,950
164	Coway Co Ltd	14,712
833	Dongbu Insurance Co Ltd	50,345
187	E-MART Inc	40,616
1,864	Hana Financial Group Inc	68,177
952	Hankook Tire Co Ltd	51,791
5,862	Hanwha Life Insurance Co Ltd	36,865
197	Hyundai Department Store Co Ltd	20,413
973	Hyundai Marine & Fire Insurance Co Ltd	32,797
458	Hyundai Mobis Co Ltd	112,246
498	Hyundai Motor Co	72,596
3,479	Industrial Bank of Korea	40,020
2,306	KB Financial Group Inc	110,227
862	Kia Motors Corp	30,072
298	Korea Investment Holdings Co Ltd	16,285
1,362	Korean Reinsurance Co	14,539
371	KT&G Corp	36,749
2,509	LG Display Co Ltd	72,936
109	Lotte Shopping Co Ltd	27,863
783	Meritz Fire & Marine Insurance Co Ltd	13,140
12	NAVER Corp	9,061
25	NCSoft Corp	8,446
300	POSCO	75,685
429	Samsung Card Co Ltd	16,081
144	Samsung Electronics Co Ltd	286,805

Shares	Description	Value ($)
	South Korea — continued
246	Samsung Life Insurance Co Ltd	26,795
2,333	Shinhan Financial Group Co Ltd	102,884
213	Shinsegae Inc	46,311
3,379	SK Hynix Inc	171,257
4,761	Woori Bank	65,019

	Total South Korea	1,690,683

	Spain — 2.3%
8,244	ACS Actividades de Construccion y Servicios SA	329,908
7,027	Amadeus IT Group SA	410,346
3,217	Endesa SA	80,388
118	Ferrovial SA Interim Shares *	2,664
11,523	Gas Natural SDG SA	290,624
9,768	Grifols SA	276,556
58,696	Iberdrola SA	468,739
16,423	Mapfre SA	58,475
31,463	Repsol SA	528,854
15,924	Telefonica SA	177,550

	Total Spain	2,624,104

	Sweden — 1.7%
12,818	Atlas Copco AB – A Shares	474,204
1,421	Atlas Copco AB – B Shares	46,901
3,925	JM AB	147,458
2,808	Modern Times Group MTG AB – B Shares	96,533
32,351	Nordea Bank AB	414,525
27,032	Sandvik AB	423,236
9,767	Svenska Cellulosa AB SCA – Class B	344,520
4,619	Volvo AB – B Shares	75,444

	Total Sweden	2,022,821

	Switzerland — 5.4%
10,263	ABB Ltd (Registered)	258,253
632	Actelion Ltd *	181,401
5,052	Adecco Group AG (Registered)	377,132
1,920	Baloise Holding AG (Registered)	294,079
80	dormakaba Holding AG *	72,241
228	EMS-Chemie Holding AG (Registered)	160,297
176	Georg Fischer AG (Registered)	166,112
212	Helvetia Holding AG (Registered)	122,802
76	Komax Holding AG (Registered)	21,203
1,475	Kuehne & Nagel International AG (Registered)	238,193
8,215	Logitech International SA (Registered)	300,183
1,026	Mobilezone Holding AG (Registered)	15,990
11,847	Nestle SA (Registered)	1,011,516
3,216	Novartis AG (Registered)	263,182
1,230	Pargesa Holding SA	95,656
1,876	Roche Holding AG	515,054
67	Sika AG	432,070
1,014	Swatch Group AG (The) (Registered)	77,402
1,420	Swiss Life Holding AG (Registered) *	474,330

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
5,945	Swiss Re AG	542,068
2,261	Zurich Insurance Group AG	665,285

	Total Switzerland	6,284,449

	Taiwan — 1.2%
39,186	Advanced Semiconductor Engineering Inc	50,252
5,000	Asustek Computer Inc	47,359
39,360	Chang Hwa Commercial Bank Ltd	22,948
86,000	China Development Financial Holding Corp	23,499
17,480	China Life Insurance Co Ltd	17,132
71,000	Compal Electronics Inc	47,430
35,800	CTBC Financial Holding Co Ltd	22,778
69,635	First Financial Holding Co Ltd	44,554
3,000	Formosa Chemicals & Fibre Corp	9,099
7,290	Foxconn Technology Co Ltd	20,643
33,000	Fubon Financial Holding Co Ltd	50,317
81,200	Hon Hai Precision Industry Co Ltd	277,831
58,564	Hua Nan Financial Holdings Co Ltd – Class C	33,588
11,000	Innolux Corp	4,968
62,000	Inventec Corp	46,025
37,249	Lite-On Technology Corp	62,550
51,000	Mega Financial Holding Co Ltd	41,077
8,000	Novatek Microelectronics Corp	31,741
12,000	Pegatron Corp	36,939
32,000	Pou Chen Corp	44,134
42,000	Shin Kong Financial Holding Co Ltd *	10,823
16,000	Siliconware Precision Industries Co Ltd	27,021
112,999	Taishin Financial Holding Co Ltd	50,497
32,000	Taiwan Cement Corp	36,576
6,700	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	236,912
8,000	Uni-President Enterprises Corp	15,974
154,000	United Microelectronics Corp	63,701
86,000	Yuanta Financial Holding Co Ltd	37,305

	Total Taiwan	1,413,673

	Thailand — 0.2%
6,500	Kasikornbank Pcl (Foreign Registered) (b)	35,585
135,400	Krung Thai Bank Pcl (Foreign Registered)	75,912
4,600	PTT Exploration & Production Pcl NVDR	12,169
8,100	PTT Pcl (Foreign Registered)	93,566
2,000	PTT Pcl NVDR	23,103
900	Siam Cement Pcl (The) NVDR	13,897
15,700	Thai Beverage Pcl	9,926

	Total Thailand	264,158

	Turkey — 0.3%
3,774	Akbank TAS	10,203
3,162	Arcelik AS	21,903
28,711	Eregli Demir ve Celik Fabrikalari TAS	52,053
12,924	KOC Holding AS	58,790

Shares	Description	Value ($)
	Turkey — continued
517	Tupras Turkiye Petrol Rafineriler AS	13,932
11,485	Turkcell Iletisim Hizmetleri AS *	39,609
11,208	Turkiye Garanti Bankasi AS	30,525
26,979	Turkiye Is Bankasi – Class C	53,646
20,914	Turkiye Sise ve Cam Fabrikalari AS	27,950

	Total Turkey	308,611

	United Kingdom — 13.6%
30,536	3i Group Plc	352,509
8,197	Anglo American Plc *	109,338
11,408	AstraZeneca Plc	770,812
52,441	Balfour Beatty Plc	190,584
8,549	Berkeley Group Holdings Plc (The)	358,811
89,090	BHP Billiton Plc	1,346,235
55,809	BP Plc	337,174
21,927	British American Tobacco Plc	1,568,714
10,193	Bunzl Plc	319,505
58,405	Cobham Plc	100,874
20,901	Compass Group Plc	450,940
2,445	CYBG Plc CDI *	8,491
15,323	Diageo Plc	460,589
20,347	Direct Line Insurance Group Plc	91,487
19,219	DS Smith Plc	108,344
81,093	GlaxoSmithKline Plc	1,775,059
14,276	Halfords Group Plc	66,796
142,138	HSBC Holdings Plc	1,237,658
8,315	Imperial Brands Plc	389,077
31,954	Inchcape Plc	336,695
34,603	Kingfisher Plc	144,734
51,768	Man Group Plc	104,978
2,639	Next Plc	148,473
13,973	Persimmon Plc	442,780
4,677	Reckitt Benckiser Group Plc	479,693
22,646	Rio Tinto Plc	904,341
23,689	Royal Dutch Shell Plc A Shares (London)	643,862
14,111	Royal Dutch Shell Plc B Shares (London)	390,626
21,782	Royal Mail Plc	123,929
43,312	Sage Group Plc (The)	402,432
796	Spectris Plc	26,830
116,717	Thomas Cook Group Plc	139,002
13,516	TUI AG	208,784
2,583	Vedanta Resources Plc	20,422
42,003	William Hill Plc	155,562
90,432	Wm Morrison Supermarkets Plc	287,125
33,376	WPP Plc	751,045

	Total United Kingdom	15,754,310

	TOTAL COMMON STOCKS (COST $85,458,722)	111,331,630

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†		Description	Value ($)
		PREFERRED STOCKS — 2.0%

		Brazil — 0.5%
	17,358	Banco Bradesco SA	147,620
	10,300	Bradespar SA	60,859
	7,600	Centrais Eletricas Brasileiras SA – Class B	40,537
	7,000	Cia Energetica de Sao Paulo – Class B	35,455
	23,800	Companhia Energetica de Minas Gerais	56,191
	2,900	Gerdau SA	8,550
	6,180	Itau Unibanco Holding SA	67,893
	42,522	Itausa-Investimentos Itau SA	117,607
	7,600	Metalurgica Gerdau SA *	10,475
	10,900	Vale SA	86,871

		Total Brazil	632,058

		Germany — 1.1%
	1,092	Bayerische Motoren Werke AG	89,924
	2,314	Henkel AG & Co KGaA	324,999
	7,961	Porsche Automobil Holding SE	456,616
	2,570	Volkswagen AG	387,264

		Total Germany	1,258,803

		Russia — 0.1%
	106,020	Surgutneftegas OJSC	52,775

		South Korea — 0.3%
	228	Hyundai Motor Co	21,605
	534	Hyundai Motor Co 2nd Preference	54,191
	172	Samsung Electronics Co Ltd	267,966

		Total South Korea	343,762

		TOTAL PREFERRED STOCKS (COST $1,692,896)	2,287,398

		MUTUAL FUNDS — 1.2%

		United States — 1.2%
		Affiliated Issuers — 1.2%
	58,713	GMO U.S. Treasury Fund	1,466,660

		TOTAL MUTUAL FUNDS (COST $1,467,247)	1,466,660

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
CAD	3,281	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	2,429
CHF	9,906	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 06/01/17	10,228
GBP	9,440	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	12,163
HKD	89,615	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/17	11,500
JPY	1,238,175	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.14)%, due 06/01/17	11,180

Par Value†		Description	Value ($)
		Time Deposits — continued
NOK	99,376	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	11,761
SEK	28,642	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.70)%, due 06/01/17	3,295
SGD	5,112	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/17	3,694
EUR	85,058	Sumitomo (Tokyo) Time Deposit, (0.57)%, due 06/01/17	95,550
	410,150	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	410,150

		Total Time Deposits	571,950

		TOTAL SHORT-TERM INVESTMENTS (COST $571,950)	571,950

		TOTAL INVESTMENTS — 99.6% (Cost $89,190,815)	115,657,638
		Other Assets and Liabilities (net) — 0.4%	423,604

		TOTAL NET ASSETS — 100.0%	$116,081,242

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
13	Mini MSCI EAFE	June 2017	$1,225,835	$615
2	Mini MSCI Emerging Markets	June 2017	100,380	(1,189)

			$1,326,215	$(574)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CDI - Certificado de Deposito Interbancario

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

Currency Abbreviations:

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.2%

	Automobiles & Components — 3.7%
24,700	Cooper-Standard Holding, Inc. *	2,667,847
153,300	Dana, Inc.	3,237,696
599,800	General Motors Co.	20,351,214
194,600	Gentex Corp.	3,693,508
135,700	Goodyear Tire & Rubber Co. (The)	4,372,254
17,921	LCI Industries	1,594,969
106,080	Lear Corp.	15,810,163
24,200	Standard Motor Products, Inc.	1,177,572
81,885	Thor Industries, Inc.	7,413,049
46,265	Tower International, Inc.	1,073,348

	Total Automobiles & Components	61,391,620

	Banks — 3.9%
4,236	American National Bankshares, Inc.	147,625
4,500	CNB Financial Corp.	94,365
73,346	Essent Group Ltd. *	2,660,259
11,400	Federal Agricultural Mortgage Corp. – Class C	690,840
99,100	Fifth Third Bancorp	2,352,634
3,200	First Bancorp, Inc.	80,416
5,550	German American Bancorp, Inc.	172,328
689,363	JPMorgan Chase & Co.	56,631,170
29,750	PennyMac Financial Services, Inc. – Class A *	478,975
4,900	Territorial Bancorp, Inc.	147,294
48,041	Walker & Dunlop, Inc. *	2,243,995

	Total Banks	65,699,901

	Capital Goods — 10.6%
203,720	3M Co.	41,654,628
42,344	AGCO Corp.	2,711,286
29,100	Applied Industrial Technologies, Inc.	1,796,925
24,100	Carlisle Cos, Inc.	2,442,053
74,400	Cummins, Inc.	11,732,880
87,800	Deere & Co.	10,751,988
17,551	Douglas Dynamics, Inc.	534,428
56,600	EMCOR Group, Inc.	3,566,932
476,671	Emerson Electric Co.	28,180,790
52,100	General Dynamics Corp.	10,589,325
280,200	Honeywell International, Inc.	37,263,798
90,500	Illinois Tool Works, Inc.	12,780,410
82,700	Meritor, Inc. *	1,287,639
63,900	MRC Global, Inc. *	1,153,395
36,400	Parker-Hannifin Corp.	5,731,908
115,500	Wabash National Corp.	2,308,845
22,400	WESCO International, Inc. *	1,369,760

	Total Capital Goods	175,856,990

	Commercial & Professional Services — 1.2%
265,429	ACCO Brands Corp. *	3,012,619
40,808	Cintas Corp.	5,136,911
57,742	Deluxe Corp.	3,935,695
6,700	Heidrick & Struggles International, Inc.	144,385

Shares	Description	Value ($)
	Commercial & Professional Services — continued
21,400	ICF International, Inc. *	1,006,870
82,012	Navigant Consulting, Inc. *	1,598,414
24,500	Quad/Graphics, Inc.	545,615
15,541	TRC Cos., Inc. *	271,967
59,600	Waste Management, Inc.	4,345,436

	Total Commercial & Professional Services	19,997,912

	Consumer Durables & Apparel — 1.0%
6,400	Bassett Furniture Industries, Inc.	190,080
130,600	Coach, Inc.	6,035,026
4,100	CSS Industries, Inc.	109,019
6,700	Culp, Inc.	215,070
4,295	Flexsteel Industries, Inc.	217,542
26,573	Helen of Troy Ltd. *	2,418,143
42,600	MDC Holdings, Inc.	1,433,490
28,727	Tupperware Brands Corp.	2,065,758
20,800	Whirlpool Corp.	3,859,232

	Total Consumer Durables & Apparel	16,543,360

	Consumer Services — 0.5%
56,100	Adtalem Global Education, Inc.	2,098,140
12,300	Bridgepoint Education, Inc. *	170,232
18,480	Drive Shack, Inc.	60,245
33,500	Grand Canyon Education, Inc. *	2,626,400
32,750	Wyndham Worldwide Corp.	3,307,422

	Total Consumer Services	8,262,439

	Diversified Financials — 3.6%
5,221	Ares Commercial Real Estate Corp. (REIT)	69,074
52,888	BlackRock Capital Investment Corp.	410,940
153,137	Capital One Financial Corp.	11,779,298
162,800	Discover Financial Services	9,556,360
4,104	Encore Capital Group, Inc. *	148,565
41,500	Enova International, Inc. *	551,950
65,600	Franklin Resources, Inc.	2,741,424
95,700	Goldman Sachs Group, Inc. (The)	20,217,582
6,573	OneMain Holdings, Inc. *	148,287
43,900	Raymond James Financial, Inc.	3,172,653
26,212	Regional Management Corp. *	524,240
153,605	T. Rowe Price Group, Inc.	10,819,936

	Total Diversified Financials	60,140,309

	Energy — 6.0%
249,793	Chevron Corp.	25,848,580
35,178	Exterran Corp. *	992,020
150,300	Marathon Petroleum Corp.	7,821,612
730,524	Marathon Oil Corp.	9,511,422
401,850	McDermott International, Inc. *	2,495,489
49,500	Murphy Oil Corp.	1,208,295
139,400	Oasis Petroleum, Inc. *	1,360,544
157,505	Tesoro Corp.	13,110,716

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Energy — continued
615,986	Valero Energy Corp.	37,864,659

	Total Energy	100,213,337

	Food & Staples Retailing — 2.9%
167,700	Sysco Corp.	9,149,712
496,200	Wal-Mart Stores, Inc.	39,001,320

	Total Food & Staples Retailing	48,151,032

	Food, Beverage & Tobacco — 3.6%
132,508	Dr Pepper Snapple Group, Inc.	12,298,068
63,445	Ingredion, Inc.	7,238,440
13,200	Omega Protein Corp.	230,340
333,300	PepsiCo, Inc.	38,952,771
17,200	Universal Corp.	1,142,080

	Total Food, Beverage & Tobacco	59,861,699

	Health Care Equipment & Services — 6.0%
177,169	Anthem, Inc.	32,306,767
67,400	Baxter International, Inc.	3,997,494
18,277	Chemed Corp.	3,740,571
8,821	Exactech, Inc. *	267,276
107,000	HCA Healthcare, Inc. *	8,764,370
10,100	Triple-S Management Corp. – Class B *	164,327
287,443	UnitedHealth Group, Inc.	50,354,265

	Total Health Care Equipment & Services	99,595,070

	Household & Personal Products — 0.1%
25,200	Central Garden & Pet Co. *	753,984
5,600	Nutraceutical International Corp.	233,800

	Total Household & Personal Products	987,784

	Insurance — 6.3%
279,999	Aflac, Inc.	21,106,325
11,992	American Equity Investment Life Holding Co.	300,520
9,100	American National Insurance Co.	1,069,523
145,076	Assured Guaranty Ltd.	5,666,669
45,404	Everest Re Group Ltd.	11,562,129
103,976	First American Financial Corp.	4,525,035
44,789	Hanover Insurance Group, Inc. (The)	3,734,955
90,728	Lincoln National Corp.	5,895,505
30,714	Navigators Group, Inc. (The)	1,627,842
182,900	Principal Financial Group, Inc.	11,506,239
127,200	Prudential Financial, Inc.	13,336,920
4,412	Selective Insurance Group, Inc.	225,453
164,472	Travelers Cos., Inc. (The)	20,534,329
90,198	Unum Group	4,057,106
2,372	W.R. Berkley Corp.	163,644

	Total Insurance	105,312,194

Shares	Description	Value ($)
	Materials — 5.1%
84,747	Avery Dennison Corp.	7,140,782
330,400	Dow Chemical Co. (The)	20,471,584
31,800	Greif, Inc. – Class A	1,890,510
206,500	International Paper Co.	10,919,720
23,600	Koppers Holdings, Inc. *	850,780
362,280	LyondellBasell Industries NV – Class A	29,170,786
66,500	Nucor Corp.	3,863,650
49,000	Packaging Corp. of America	5,005,840
42,000	Reliance Steel & Aluminum Co.	3,063,900
43,100	Sonoco Products Co.	2,185,601

	Total Materials	84,563,153

	Media — 1.1%
22,185	Meredith Corp.	1,200,209
105,305	Omnicom Group, Inc.	8,816,135
42,075	Scripps Networks Interactive, Inc. – Class A	2,786,206
150,000	Viacom, Inc. – Class B	5,218,500

	Total Media	18,021,050

	Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
461,847	Johnson & Johnson	59,231,878
1,406,538	Pfizer, Inc.	45,923,465

	Total Pharmaceuticals, Biotechnology & Life Sciences	105,155,343

	Real Estate — 1.7%
166,000	Apple Hospitality REIT, Inc.	3,107,520
105,500	CoreCivic, Inc. (REIT)	3,033,125
216,600	DiamondRock Hospitality Co. (REIT)	2,402,094
415,100	Host Hotels & Resorts, Inc. (REIT)	7,467,649
38,043	Jones Lang LaSalle, Inc.	4,392,825
48,500	Lamar Advertising Co. – Class A (REIT)	3,395,485
90,300	Quality Care Properties, Inc. * (REIT)	1,527,876
87,400	Summit Hotel Properties, Inc. (REIT)	1,564,460
118,000	Xenia Hotels & Resorts, Inc. (REIT)	2,112,200

	Total Real Estate	29,003,234

	Retailing — 5.3%
84,386	Bed Bath & Beyond, Inc.	2,903,723
260,600	Best Buy Co., Inc.	15,477,034
16,700	Children’s Place, Inc. (The)	1,806,940
188,695	Foot Locker, Inc.	11,210,370
339,375	Home Depot, Inc. (The)	52,097,456
209,700	Macy’s, Inc.	4,927,950

	Total Retailing	88,423,473

	Semiconductors & Semiconductor Equipment — 6.8%
178,100	Applied Materials, Inc.	8,171,228
1,228,516	Intel Corp.	44,361,713
597,400	Micron Technology, Inc. *	18,381,998
424,481	QUALCOMM, Inc.	24,310,027
226,500	Texas Instruments, Inc.	18,683,985

	Total Semiconductors & Semiconductor Equipment	113,908,951

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Software & Services — 8.7%
104,274	Accenture Plc – Class A	12,978,985
112,873	Activision Blizzard, Inc.	6,612,100
164,355	Amdocs Ltd.	10,646,917
164,580	CA, Inc.	5,228,707
16,300	CACI International, Inc. – Class A *	2,006,530
115,000	Cadence Design Systems, Inc. *	4,041,100
21,600	Care.com, Inc. *	331,992
52,500	Citrix Systems, Inc. *	4,333,350
386,200	eBay, Inc. *	13,246,660
141,364	Fiserv, Inc. *	17,710,082
270,499	International Business Machines Corp.	41,286,262
59,200	Leidos Holdings, Inc.	3,289,152
122,641	Net 1 UEPS Technologies, Inc. *	1,138,109
230,558	Paychex, Inc.	13,655,950
44,880	Sykes Enterprises, Inc. *	1,495,850
90,800	Synopsys, Inc. *	6,798,196

	Total Software & Services	144,799,942

	Technology Hardware & Equipment — 8.9%
143,065	Apple, Inc.	21,854,609
1,361,229	Cisco Systems, Inc.	42,919,550
254,800	Corning, Inc.	7,414,680
31,482	ePlus, Inc. *	2,479,208
59,314	F5 Networks, Inc. *	7,599,903
1,055,200	HP, Inc.	19,795,552
26,402	Insight Enterprises, Inc. *	1,096,739
26,800	NETGEAR, Inc. *	1,124,260
127,893	Sanmina Corp. *	4,680,884
284,000	Seagate Technology Plc	12,373,880
40,638	Tech Data Corp. *	3,940,667
251,200	Western Digital Corp.	22,623,072

	Total Technology Hardware & Equipment	147,903,004

	Telecommunication Services — 1.4%
2,800	FairPoint Communications, Inc. *	40,320
472,517	Verizon Communications, Inc.	22,038,193
99,475	Vonage Holdings Corp. *	687,372

	Total Telecommunication Services	22,765,885

	Transportation — 1.8%
353,100	CSX Corp.	19,127,427
146,771	Delta Air Lines, Inc.	7,210,859
41,300	United Parcel Service, Inc. – Class B	4,376,561

	Total Transportation	30,714,847

Shares	Description	Value ($)
	Utilities — 1.7%
293,800	CenterPoint Energy, Inc.	8,405,618
38,889	DTE Energy Co.	4,259,123
195,400	FirstEnergy Corp.	5,713,496
125,400	Public Service Enterprise Group, Inc.	5,631,714
53,700	SCANA Corp.	3,662,340

	Total Utilities	27,672,291

	TOTAL COMMON STOCKS (COST $1,488,780,464)	1,634,944,820

	MUTUAL FUNDS — 1.2%

	Affiliated Issuers — 1.2%
827,813	GMO U.S. Treasury Fund	20,678,766

	TOTAL MUTUAL FUNDS (COST $20,678,766)	20,678,766

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
2,524,825	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (a)	2,524,825

	TOTAL SHORT-TERM INVESTMENTS (COST $2,524,825)	2,524,825

	TOTAL INVESTMENTS — 99.6% (Cost $1,511,984,055)	1,658,148,411
	Other Assets and Liabilities (net) — 0.4%	6,436,295

	TOTAL NET ASSETS — 100.0%	$1,664,584,706

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
111	S&P 500 E-Mini Index	June 2017	$13,381,605	$244,212

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2017.

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. As of May 31, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Climate Change Fund	12,243,467	828,368	(347,815)	480,553
International Equity Fund	5,323,504,097	652,148,156	(213,688,009)	438,460,147
International Large/Mid Cap Equity Fund	133,332,120	15,862,072	(3,743,084)	12,118,988
Quality Fund	6,389,523,373	2,267,382,377	(109,588,970)	2,157,793,407
Resources Fund	191,102,796	41,584,315	(14,112,196)	27,472,119
Risk Premium Fund	143,894,242	—	(128,585)	(128,585)
Tax-Managed International Equities Fund	90,287,382	26,874,649	(1,504,393)	25,370,256
U.S. Equity Allocation Fund	1,514,715,827	180,308,931	(36,876,347)	143,432,584

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Climate Change Fund
GMO U.S. Treasury Fund	$—	$12,317,798	$11,465,000	$1,798	$850,092

International Equity Fund
GMO U.S. Treasury Fund	$21,767,868	$209,000,000	$167,750,000	$49,734	$62,998,953

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$2,408,002	$30,170,000	$30,250,000	$3,263	$2,325,807

Quality Fund
GMO U.S. Treasury Fund	$240,449,520	$481,000,000	$535,500,000	$321,860	$185,707,541

Resources Fund
GMO U.S. Treasury Fund	$6,150,081	$11,900,000	$16,870,000	$4,851	$1,176,549

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$427,587	$2,160,000	$1,120,000	$814	$1,466,660

U.S. Equity Allocation Fund
GMO U.S. Treasury Fund	$11,180,107	$55,500,000	$46,000,000	$24,447	$20,678,766

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2017 through May 31, 2017. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2018.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Other information

Climate Change Fund commenced operations on April 5, 2017.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Climate Change Fund	—	57%
International Equity Fund	<1%	95%
International Large/Mid Cap Equity Fund	<1%	94%
Quality Fund	—	16%
Resources Fund	—	72%
Risk Premium Fund	—	1%
Tax-Managed International Equities Fund	<1%	93%
U.S. Equity Allocation Fund	—	—

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2017, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index and/or a security type conversion discount; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Climate Change Fund
Asset Valuation Inputs
Common Stocks
Argentina	$114,400	$—	$—	$114,400
Australia	—	163,164	11,699	174,863
Austria	—	40,294	—	40,294
Canada	540,270	—	—	540,270
China	100,016	616,230	—	716,246
Denmark	—	259,307	—	259,307
Finland	—	158,215	—	158,215
France	—	1,795,181	—	1,795,181
Germany	—	392,563	—	392,563
Hong Kong	—	17,986	—	17,986
Israel	—	67,913	—	67,913
Italy	—	294,836	—	294,836
Japan	—	869,585	—	869,585
Kenya	—	26,349	—	26,349
Netherlands	—	153,529	—	153,529
Norway	—	334,560	—	334,560
Poland	—	196,349	—	196,349
Portugal	—	191,471	—	191,471
South Africa	—	93,287	—	93,287
Spain	—	330,384	—	330,384
Switzerland	—	590,991	—	590,991
Ukraine	—	99,419	—	99,419

Description	Level 1	Level 2	Level 3	Total
Climate Change Fund (continued)
Asset Valuation Inputs (continued)
United Kingdom	$—	$631,583	$—	$631,583
United States	3,238,989	—	—	3,238,989

TOTAL COMMON STOCKS	3,993,675	7,323,196	11,699	11,328,570

Preferred Stocks
Chile	504,421	—	—	504,421

TOTAL PREFERRED STOCKS	504,421	—	—	504,421

Mutual Funds
United States	850,092	—	—	850,092

TOTAL MUTUAL FUNDS	850,092	—	—	850,092

Short-Term Investments	40,937	—	—	40,937

Total Investments	5,389,125	7,323,196	11,699	12,724,020

Total	$5,389,125	$7,323,196	$11,699	$12,724,020

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$249,977,462	$—	$249,977,462
Austria	—	73,238,269	—	73,238,269
Belgium	—	16,812,511	—	16,812,511
Canada	151,538,072	—	—	151,538,072
Denmark	—	29,356,486	—	29,356,486
Finland	—	82,807,959	—	82,807,959
France	29,402,244	624,520,528	—	653,922,772
Germany	—	526,960,192	—	526,960,192
Hong Kong	—	306,138,077	—	306,138,077
Ireland	—	8,028,361	—	8,028,361
Israel	—	46,111,803	—	46,111,803
Italy	—	118,511,595	—	118,511,595
Japan	—	1,469,456,038	—	1,469,456,038
Malta	—	—	263,956	263,956
Netherlands	2,161,781	154,265,388	—	156,427,169
New Zealand	—	15,423,688	—	15,423,688
Norway	—	126,192,085	—	126,192,085
Portugal	—	10,616,519	—	10,616,519
Singapore	—	31,514,294	—	31,514,294
Spain	—	257,817,244	—	257,817,244
Sweden	—	57,526,158	—	57,526,158
Switzerland	—	326,033,799	—	326,033,799
United Kingdom	—	925,725,610	—	925,725,610

TOTAL COMMON STOCKS	183,102,097	5,457,034,066	263,956	5,640,400,119

Preferred Stocks
Germany	—	52,265,783	—	52,265,783

TOTAL PREFERRED STOCKS	—	52,265,783	—	52,265,783

Mutual Funds
United States	62,998,953	—	—	62,998,953

TOTAL MUTUAL FUNDS	62,998,953	—	—	62,998,953

Short-Term Investments	6,299,389	—	—	6,299,389

Total Investments	252,400,439	5,509,299,849	263,956	5,761,964,244

Total	$252,400,439	$5,509,299,849	$263,956	$5,761,964,244

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(106,463)	$—	$—	$(106,463)

Description	Level 1	Level 2	Level 3	Total
International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$4,339,296	$—	$4,339,296
Austria	—	3,126,581	—	3,126,581
Belgium	—	283,133	—	283,133
Canada	2,616,798	—	—	2,616,798
Denmark	—	1,524,698	—	1,524,698
Finland	—	2,783,534	—	2,783,534
France	—	17,716,451	—	17,716,451
Germany	—	11,802,587	—	11,802,587
Hong Kong	—	8,984,357	—	8,984,357
Ireland	—	86,832	—	86,832
Israel	2,072,864	367,098	—	2,439,962
Italy	—	328,314	—	328,314
Japan	—	36,719,927	—	36,719,927
Malta	—	—	264,190	264,190
Netherlands	—	3,230,671	—	3,230,671
New Zealand	—	727,691	—	727,691
Norway	—	2,352,404	—	2,352,404
Portugal	—	7,175	—	7,175
Singapore	—	514,438	—	514,438
Spain	—	5,118,050	—	5,118,050
Sweden	—	1,461,745	—	1,461,745
Switzerland	—	8,048,386	—	8,048,386
United Kingdom	—	25,730,952	—	25,730,952

TOTAL COMMON STOCKS	4,689,662	135,254,320	264,190	140,208,172

Preferred Stocks
Germany	—	2,071,815	—	2,071,815

TOTAL PREFERRED STOCKS	—	2,071,815	—	2,071,815

Mutual Funds
United States	2,325,807	—	—	2,325,807

TOTAL MUTUAL FUNDS	2,325,807	—	—	2,325,807

Short-Term Investments	845,314	—	—	845,314

Total Investments	7,860,783	137,326,135	264,190	145,451,108

Derivatives^
Futures Contracts
Equity Risk	46,713	—	—	46,713

Total	$7,907,496	$137,326,135	$264,190	$145,497,821

Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$105,868,234	$—	$$58,733,250
Germany	—	58,733,250	—	58,733,250
Netherlands	—	195,638,974	—	195,638,974
Switzerland	—	217,158,039	—	217,158,039
Taiwan	—	140,332,733	—	140,332,733
United Kingdom	—	643,885,973	—	643,885,973
United States	6,994,851,369	—	—	6,994,851,369

TOTAL COMMON STOCKS	6,994,851,369	1,361,617,203	—	8,356,468,572

Mutual Funds
United States	185,707,541	—	—	185,707,541

TOTAL MUTUAL FUNDS	185,707,541	—	—	185,707,541

Short-Term Investments	5,140,667	—	—	5,140,667

Total Investments	7,185,699,577	1,361,617,203	—	8,547,316,780

Total	$7,185,699,577	$1,361,617,203	$—	$8,547,316,780

Description	Level 1	Level 2	Level 3	Total
Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$3,271,400	$—	$—	$3,271,400
Australia	—	5,449,333	—	5,449,333
Austria	—	2,938,343	—	2,938,343
Brazil	—	2,078,885	—	2,078,885
Canada	8,686,254	—	—	8,686,254
China	—	969,220	—	969,220
Colombia	1,007,999	—	—	1,007,999
France	—	3,428,284	—	3,428,284
Germany	—	5,221,983	—	5,221,983
Greece	—	315,611	—	315,611
Hungary	—	1,570,855	—	1,570,855
India	—	1,642,621	—	1,642,621
Indonesia	—	—	104,977	104,977
Israel	—	3,352,129	—	3,352,129
Italy	—	3,279,080	—	3,279,080
Japan	—	8,342,860	—	8,342,860
Kazakhstan	—	79,055	—	79,055
Netherlands	—	444,421	—	444,421
Norway	—	13,437,212	—	13,437,212
Poland	—	4,486,200	—	4,486,200
Russia	—	24,019,774	—	24,019,774
Singapore	—	2,908,087	21,668	2,929,755
South Africa	—	3,506,538	—	3,506,538
South Korea	—	636,488	—	636,488
Spain	—	5,848,050	—	5,848,050
Sweden	—	699,423	—	699,423
Thailand	—	4,193,460	—	4,193,460
Turkey	—	827,378	—	827,378
Ukraine	—	2,549,943	—	2,549,943
United Arab Emirates	—	156,786	—	156,786
United Kingdom	—	53,578,987	—	53,578,987
United States	25,441,219	—	—	25,441,219

TOTAL COMMON STOCKS	38,406,872	155,961,006	126,645	194,494,523

Preferred Stocks
Brazil	—	7,077,931	—	7,077,931
Chile	10,876,664	—	—	10,876,664
Russia	—	4,117,937	—	4,117,937

TOTAL PREFERRED STOCKS	10,876,664	11,195,868	—	22,072,532

Mutual Funds
United States	1,176,549	—	—	1,176,549

TOTAL MUTUAL FUNDS	1,176,549	—	—	1,176,549

Short-Term Investments	831,311	—	—	831,311

Total Investments	51,291,396	167,156,874	126,645	218,574,915

Total	$51,291,396	$167,156,874	$126,645	$218,574,915

Risk Premium Fund
Asset Valuation Inputs
Short-Term Investments	$143,765,657	$—	$—	$143,765,657

Total Investments	143,765,657	—	—	143,765,657

Total	$143,765,657	$—	$—	$143,765,657

Liability Valuation Inputs
Derivatives^
Written Options
Equity Risk	$(194,300)	$(1,028,864)	$—	$(1,223,164)

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$5,945,498	$—	$5,945,498
Austria	—	989,612	—	989,612
Belgium	—	401,755	—	401,755
Brazil	9,880	294,462	—	304,342
Canada	2,805,006	—	—	2,805,006
China	229,118	3,270,027	—	3,499,145
Colombia	10,956	—	—	10,956
Czech Republic	—	78,026	—	78,026
Denmark	—	557,708	—	557,708
Finland	—	1,363,933	—	1,363,933
France	161,406	11,223,740	—	11,385,146
Germany	—	9,688,378	—	9,688,378
Hong Kong	—	3,168,657	—	3,168,657
Hungary	—	151,096	—	151,096
India	9,060	866,674	—	875,734
Ireland	—	249,544	—	249,544
Israel	329,025	724,819	—	1,053,844
Italy	202,944	4,075,433	—	4,278,377
Japan	—	26,381,805	—	26,381,805
Malta	—	—	28,371	28,371
Mexico	406,714	—	—	406,714
Netherlands	—	2,675,763	—	2,675,763
New Zealand	—	487,524	—	487,524
Norway	—	1,411,396	—	1,411,396
Peru	50,256	—	—	50,256
Poland	—	215,889	—	215,889
Portugal	—	375,894	—	375,894
Russia	—	93,768	—	93,768
Singapore	—	1,109,203	—	1,109,203
South Africa	—	925,481	—	925,481
South Korea	—	1,690,683	—	1,690,683
Spain	2,664	2,621,440	—	2,624,104
Sweden	—	2,022,821	—	2,022,821
Switzerland	—	6,284,449	—	6,284,449
Taiwan	236,912	1,176,761	—	1,413,673
Thailand	—	264,158	—	264,158
Turkey	—	308,611	—	308,611
United Kingdom	—	15,754,310	—	15,754,310

TOTAL COMMON STOCKS	4,453,941	106,849,318	28,371	111,331,630

Preferred Stocks
Brazil	—	632,058	—	632,058
Germany	—	1,258,803	—	1,258,803
Russia	—	52,775	—	52,775
South Korea	—	343,762	—	343,762

TOTAL PREFERRED STOCKS	—	2,287,398	—	2,287,398

Mutual Funds
United States	1,466,660	—	—	1,466,660

TOTAL MUTUAL FUNDS	1,466,660	—	—	1,466,660

Short-Term Investments	571,950	—	—	571,950

Total Investments	6,492,551	109,136,716	28,371	115,657,638

Derivatives^
Futures Contracts
Equity Risk	615	—	—	615

Total	$6,493,166	$109,136,716	$28,371	$115,658,253

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(1,189)	$—	$—	$(1,189)

U.S. Equity Allocation Fund
Asset Valuation Inputs
Common Stocks	$1,634,944,820	$—	$—	$1,634,944,820
Mutual Funds	20,678,766	—	—	20,678,766
Short-Term Investments	2,524,825	—	—	2,524,825

Total Investments	1,658,148,411	—	—	1,658,148,411

Derivatives^
Futures Contracts
Equity Risk	244,212	—	—	244,212

Total	$1,658,392,623	$—	$—	$1,658,392,623

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†	Balances as of May 31, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2017
Climate Change Fund
Common Stocks
Australia	$—	$46,107	$—	$—	$—	$(34,408)	$—		$—	$11,699	$(34,408)

Total	$—	$46,107	$—	$—	$—	$(34,408)	$—		$—	$11,699	$(34,408)

International Equity Fund
Common Stocks
Malta	$248,929	$—	$—	$—	$—	$15,027	$—		$—	$263,956	$15,027

Total	$248,929	$—	$—	$—	$—	$15,027	$—		$—	$263,956	$15,027

International Large/Mid Cap Equity Fund
Common Stocks
Malta	$249,150	$—	$—	$—	$—	$15,040	$—		$—	$264,190	$15,040

Total	$249,150	$—	$—	$—	$—	$15,040	$—		$—	$264,190	$15,040

Resources Fund
Common Stocks
Indonesia	$—	$—	$—	$—	$—	$—	$104,977	‡	$—	$104,977	$104,977
Singapore	—	—	—	—	—	—	21,668	‡	—	21,668	21,668

Total	$—	$—	$—	$—	$—	$—	$126,645		$—	$126,645	$126,645

	Balances as of February 28, 2017		Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†	Transfer out of Level 3†	Balances as of May 31, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2017
Tax-Managed International Equities Fund
Common Stocks
France	$0	*	$—	$—	$—	$(198)	$198	$—	$—	$—	$—
Malta	26,756		—	—	—	—	1,615	—	—	28,371	1,615

Total	$26,756		$—	$—	$—	$(198)	$1,813	$—	$—	$28,371	$1,615

Rights/Warrants
Brazil	$990		$—	$—	$—	$—	$(990)	$—	$—	$—	$—

Total	$27,746		$—	$—	$—	$(198)	$823	$—	$—	$28,371	$1,615

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
*	Represents the interest in securities that were determined to have a value of zero at February 28, 2017.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Climate Change Fund	< 1%
International Equity Fund	< 1%
International Large/Mid Cap Equity Fund	< 1%
Quality Fund	—
Resources Fund	< 1%
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Equity Allocation Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Climate Change Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Commodities Risk	X				X
Counterparty Risk	X	X	X	X	X	X	X	X
Credit Risk						X
Currency Risk	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X		X	X
Management and Operational Risk	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X
Market Risk – Fixed Income						X
Merger Arbitrage Risk	X				X
Non-Diversified Funds	X			X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X
Small Company Risk	X	X		X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.” The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults.

Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the Securities and Exchange Commission has proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds, particularly Risk Premium Fund, are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the natural resources sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

Because Climate Change Fund focuses its investments in securities of companies involved in climate change-related industries, it will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of mutual funds that are more diversified. Climate Change Fund is particularly exposed to such factors as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments (such as potential cut-backs on funding for the Environmental Protection Agency and other policies and actions by the Trump administration). Companies involved in alternative fuels also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. In addition, scientific developments, such as breakthroughs in the remediation of global warming or changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by the level or pace of technological change in industries focusing on energy, pollution control and mitigation of global warning. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries are in the early stages of operation and have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption. Similarly, redemption activity can have a leveraging effect if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future developments in tax legislation and regulation.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a

Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program, as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when the markets associated with those indices rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a

Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Climate Change Fund
•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded. Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	International Equity Fund	International Large/Mid Cap Equity Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation
Futures contracts
Adjust exposure to certain securities markets	X	X			X	X
Maintain the diversity and liquidity of the portfolio	X	X			X	X
Options (Written)
Substitute for direct equity investment				X
Rights and/or warrants
Received as a result of corporate actions			X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2017, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of period	—	3,269	$1,813,247	—	—	$—
Options written	—	9,066	9,244,882	—	—	—
Options bought back	—	(682)	(927,837)	—	—	—
Options expired	—	(9,425)	(8,224,992)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	2,228	$1,905,300	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2017:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Equity Fund
Liability Derivatives
Unrealized Depreciation on Futures Contracts	$—	$(106,463)	$—	$—	$—	$(106,463)

Total	$—	$(106,463)	$—	$—	$—	$(106,463)

International Large/Mid Cap Equity Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts	$—	$46,713	$—	$—	$—	$46,713

Total	$—	$46,713	$—	$—	$—	$46,713

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Risk Premium Fund
Liability Derivatives
Written Options, at value	$—	$(1,223,164)	$—	$—	$—	$(1,223,164)

Total	$—	$(1,223,164)	$—	$—	$—	$(1,223,164)

Tax-Managed International Equities Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts	$—	$615	$—	$—	$—	$615

Total	$—	$615	$—	$—	$—	$615

Liability Derivatives
Unrealized Depreciation on Futures Contracts	$—	$(1,189)	$—	$—	$—	$(1,189)

Total	$—	$(1,189)	$—	$—	$—	$(1,189)

U.S. Equity Allocation Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts	$—	$244,212	$—	$—	$—	$244,212

Total	$—	$244,212	$—	$—	$—	$244,212

Subsequent events

Subsequent to May 31, 2017, GMO International Large/Mid Cap Equity Fund received redemption requests in the amount of $42,000,352.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 89.9%

	Belgium — 0.1%
200	Anheuser-Busch InBev SA/NV Sponsored ADR	23,390

	Brazil — 0.4%
2,300	BB Seguridade Participacoes SA	20,683
2,500	BTG Pactual Group	11,743
4,800	CCR SA	24,594
500	Kroton Educacional SA	2,240
800	Light SA *	5,263
2,052	Localiza Rent a Car SA	27,572
5,000	LPS Brasil Consultoria de Imoveis SA *	6,119
2,200	Marisa Lojas SA *	4,440
6,500	Rumo SA *	17,034

	Total Brazil	119,688

	Chile — 0.1%
3,500	Enel Americas SA ADR	32,865

	China — 20.2%
818,002	Agricultural Bank of China Ltd – Class H	396,526
3,426	Alibaba Group Holding Ltd Sponsored ADR *	419,548
14,000	Anhui Conch Cement Co Ltd – Class H	46,379
800	Baidu Inc Sponsored ADR *	148,880
1,043,500	Bank of China Ltd – Class H	521,765
77,000	Belle International Holdings Ltd	60,043
1,145,320	China Construction Bank Corp – Class H	945,380
16,000	China Life Insurance Co Ltd – Class H	52,405
300	China Lodging Group Ltd Sponsored ADR *	22,920
116,334	China Mobile Ltd	1,289,319
3,300	China Mobile Ltd Sponsored ADR	181,863
30,000	China Telecom Corp Ltd – Class H	14,876
3,400	Gree Electric Appliances Inc of Zhuhai – Class A	17,168
4,427	Hangzhou Robam Appliances Co Ltd – Class A	27,080
3,500	Hengan International Group Co Ltd	24,542
1,085,847	Industrial & Commercial Bank of China Ltd – Class H	725,016
1,500	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	19,365
700	Kweichow Moutai Co Ltd – Class A	45,938
6,400	Midea Group Co Ltd – Class A	34,242
200	New Oriental Education & Technology Group Inc Sponsored ADR *	14,334
1,400	People’s Insurance Co Group of China Ltd (The) – Class H	603
206,000	PICC Property & Casualty Co Ltd – Class H	342,898
21,500	Ping An Insurance Group Co of China Ltd – Class H	137,595
8,400	Qingdao Haier Co Ltd – Class A	17,618
15,200	Sinopharm Group Co Ltd Class H	69,389
400	TAL Education Group ADR	46,588

Shares	Description	Value ($)
	China — continued
11,494	Tencent Holdings Ltd	395,019
14,000	Tong Ren Tang Technologies Co Ltd – Class H	22,053
170,000	Want Want China Holdings Ltd	119,242
25,751	WH Group Ltd	24,124
3,800	Wuliangye Yibin Co Ltd – Class A	26,951
10,000	Xinyi Glass Holdings Ltd	9,822
12,000	Zhejiang Expressway Co Ltd – Class H	14,066
6,370	Zhejiang Supor Cookware Co Ltd – Class A	34,144

	Total China	6,267,701

	Czech Republic — 0.1%
1,186	CEZ AS	22,544

	Greece — 0.8%
50,709	Alpha Bank AE *	116,576
46,032	Eurobank Ergasias SA *	46,471
157,572	National Bank of Greece SA *	55,002
159,022	Piraeus Bank SA *	35,420

	Total Greece	253,469

	India — 13.6%
1,075	Asian Granito India Ltd	6,234
13,814	Asian Paints Ltd	245,943
4,547	Aurobindo Pharma Ltd	40,176
2,810	Berger Paints India Ltd	10,977
600	Bharat Financial Inclusion Ltd *	6,860
1,965	CCL Products India Ltd (a)	9,169
4,595	Edelweiss Financial Services Ltd	12,304
22	Eicher Motors Ltd *	9,718
3,804	Exide Industries Ltd	13,635
11,686	Fortis Healthcare Ltd * (a)	35,683
1,850	HCL Technologies Ltd	24,668
33,895	HDFC Bank Ltd (a)	862,238
8,558	Hero MotoCorp Ltd	499,010
5,270	Hindustan Unilever Ltd	87,402
35,055	ICICI Bank Ltd	178,103
16,216	IDFC Bank Ltd	14,478
1,316	Indiabulls Housing Finance Ltd	23,469
6,231	Indian Oil Corp Ltd	41,433
1,202	Indraprastha Gas Ltd (a)	19,375
571	IndusInd Bank Ltd	13,103
11,572	Infosys Ltd	175,058
45,700	Infosys Ltd Sponsored ADR	690,070
6,975	Jain Irrigation Systems Ltd	10,955
14,327	Kotak Mahindra Bank Ltd	214,259
1,078	LIC Housing Finance Ltd	12,226
3,668	Muthoot Finance Ltd	23,465
3,869	Petronet LNG Ltd	26,336
7,088	Power Finance Corp Ltd	14,679
6,275	State Bank of India	28,035
7,700	Sun TV Network Ltd	95,600

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	India — continued
277	Supreme Industries Ltd	4,886
6,784	Tata Consultancy Services Ltd	267,189
2,887	Torrent Power Ltd *	8,560
2,427	UltraTech Cement Ltd	157,958
1,796	Vakrangee Ltd	10,156
7,497	Wipro Ltd	62,371
11,763	Yes Bank Ltd	261,649

	Total India	4,217,430

	Indonesia — 0.7%
35,700	Bank Central Asia Tbk PT	45,933
13,500	Bank Rakyat Indonesia Persero Tbk PT	14,648
114,000	Indosat Tbk PT *	57,996
179,400	Telekomunikasi Indonesia Persero Tbk PT	58,494
1,500	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	49,455

	Total Indonesia	226,526

	Malaysia — 0.1%
1,260	Genting Malaysia Berhad	1,652
12,400	Petronas Chemicals Group Berhad	21,228

	Total Malaysia	22,880

	Mexico — 1.3%
39,911	Cemex SAB de CV CPO *	33,027
37,090	Cemex SAB de CV Sponsored ADR *	306,734
20,600	Wal-Mart de Mexico SAB de CV	47,164

	Total Mexico	386,925

	Philippines — 0.4%
18,302	BDO Unibank Inc	45,050
36,800	Puregold Price Club Inc	31,978
6,520	Rizal Commercial Banking Corp	8,395
10,173	Robinsons Retail Holdings Inc	17,500
8,600	Semirara Mining & Power Corp	27,290

	Total Philippines	130,213

	Poland — 0.0%
1,010	Powszechny Zaklad Ubezpieczen SA	12,033

	Qatar — 0.2%
9,281	Qatar Gas Transport Co Ltd Nakilat	48,079

	Russia — 4.0%
789	LUKOIL PJSC Sponsored ADR	37,815
2,201	MegaFon PJSC GDR (Registered Shares)	23,694
45,233	Mobile TeleSystems PJSC Sponsored ADR	398,503
36,039	Moscow Exchange MICEX-RTS PJSC	64,210
2,926	Sberbank of Russia PJSC Sponsored ADR	32,689
1,448	Sistema PJSC FC Sponsored GDR (Registered Shares)	6,521
45,627	Surgutneftegas OJSC Sponsored ADR	237,841

Shares	Description	Value ($)
	Russia — continued
10,404	Tatneft PJSC Sponsored ADR	427,863
694	X5 Retail Group NV GDR (Registered) *	25,158

	Total Russia	1,254,294

	South Africa — 0.5%
1,951	Bidvest Group Ltd (The)	25,451
661	Capitec Bank Holdings Ltd	39,256
22,316	FirstRand Ltd	83,948
2,457	Truworths International Ltd	14,033

	Total South Africa	162,688

	South Korea — 15.7%
81	Amorepacific Corp	24,812
493	BGF retail Co Ltd	61,369
4,048	BNK Financial Group Inc	36,116
617	Coway Co Ltd	55,349
1,440	Dongbu Insurance Co Ltd	87,031
4,580	Hana Financial Group Inc	167,517
920	Hankook Tire Co Ltd	50,051
313	Hyundai Marine & Fire Insurance Co Ltd	10,550
3,094	Hyundai Mobis Co Ltd	758,275
1,128	Hyundai Motor Co	164,435
66	Hyundai Wia Corp	4,069
6,707	Industrial Bank of Korea	77,152
1,025	Kangwon Land Inc	33,172
2,024	KB Financial Group Inc	96,747
325	KB Insurance Co Ltd	8,793
11,924	Kia Motors Corp	415,991
152	Korea Zinc Co Ltd	59,432
3,630	KT&G Corp	359,561
540	LG Chem Ltd	145,593
29	LG Household & Health Care Ltd	25,432
89	Lotte Chemical Corp	28,633
2,549	Mirae Asset Daewoo Co Ltd	21,614
436	Samsung Electronics Co Ltd	868,383
196	Samsung Electronics Co Ltd GDR	195,215
392	Samsung Fire & Marine Insurance Co Ltd	102,328
192	Samsung Life Insurance Co Ltd	20,913
3,534	Shinhan Financial Group Co Ltd	155,848
2,793	SK Hynix Inc	141,557
138	SK Innovation Co Ltd	20,840
901	SK Telecom Co Ltd	203,973
3,400	SK Telecom Co Ltd Sponsored ADR	85,408
27,773	Woori Bank	379,283

	Total South Korea	4,865,442

	Taiwan — 21.9%
10,312	Advanced Semiconductor Engineering Inc	13,224
4,200	Advanced Semiconductor Engineering Inc ADR	26,712
5,894	Advantech Co Ltd	47,760
59,000	Asustek Computer Inc	558,830

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
47,000	Catcher Technology Co Ltd	496,785
163,100	Cathay Financial Holding Co Ltd	255,435
36,000	Cheng Shin Rubber Industry Co Ltd	72,644
130,748	Chunghwa Telecom Co Ltd	468,319
500	Chunghwa Telecom Co Ltd Sponsored ADR	18,005
828,577	Compal Electronics Inc	553,511
281,480	CTBC Financial Holding Co Ltd	179,090
9,210	Delta Electronics Inc	50,786
200,005	E.Sun Financial Holding Co Ltd	123,623
39,914	Far EasTone Telecommunications Co Ltd	101,516
19,000	Formosa Chemicals & Fibre Corp	57,630
8,000	Formosa Petrochemical Corp	28,700
35,000	Formosa Plastics Corp	104,327
31,762	Foxconn Technology Co Ltd	89,940
231,411	Fubon Financial Holding Co Ltd	352,847
229,975	Hon Hai Precision Industry Co Ltd	786,875
92,366	Lite-On Technology Corp	155,105
28,176	MediaTek Inc	215,331
32,000	Mega Financial Holding Co Ltd	25,774
22,000	Nan Ya Plastics Corp	52,332
53,000	Pegatron Corp	163,146
37,000	Pou Chen Corp	51,030
830,200	ProMOS Technologies Inc * (b) (c)	—
104,715	Quanta Computer Inc	239,475
196,437	Taishin Financial Holding Co Ltd	87,784
26,401	Taiwan Mobile Co Ltd	98,304
84,000	Taiwan Semiconductor Manufacturing Co Ltd	569,450
18,100	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	640,016
49,000	Uni-President Enterprises Corp	97,839
22,577	Yuanta Financial Holding Co Ltd	9,794

	Total Taiwan	6,791,939

	Thailand — 2.8%
40,000	Advanced Info Service Pcl (Foreign Registered)	203,128
26,000	CP ALL Pcl (Foreign Registered)	47,700
28,400	Intouch Holdings Pcl (Foreign Registered) (a)	44,600
111,700	Jasmine International Pcl (Foreign Registered)	27,056
2,300	Kasikornbank Pcl (Foreign Registered) (a)	12,592
65,000	PTT Global Chemical Pcl (Foreign Registered)	135,554
2,100	PTT Pcl (Foreign Registered)	24,258
492,900	Quality Houses Pcl (Foreign Registered)	36,169
16,500	Siam Cement Pcl (The) (Foreign Registered)	254,782
12,800	Thai Vegetable Oil Pcl (Foreign Registered)	11,275
35,418	Tisco Financial Group Pcl (Foreign Registered)	79,271

	Total Thailand	876,385

	Turkey — 6.2%
24,553	Akbank TAS	66,378
576	Arcelik AS	3,990

Shares	Description	Value ($)
	Turkey — continued
457,718	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT *	395,985
130,041	Eregli Demir ve Celik Fabrikalari TAS	235,762
35,027	Haci Omer Sabanci Holding AS	106,173
245,327	Turkiye Garanti Bankasi AS	668,147
58,131	Turkiye Halk Bankasi AS *	209,415
35,472	Turkiye Is Bankasi – Class C	70,534
54,527	Turkiye Vakiflar Bankasi TAO – Class D *	99,164
60,291	Yapi ve Kredi Bankasi AS *	75,230

	Total Turkey	1,930,778

	United Arab Emirates — 0.2%
12,738	Abu Dhabi Commercial Bank PJSC	25,325
5,028	Emaar Properties PJSC	9,731
6,489	First Abu Dhabi Bank PJSC	18,635

	Total United Arab Emirates	53,691

	United Kingdom — 0.4%
1,123	British American Tobacco Plc	80,343
990	Unilever Plc	55,191

	Total United Kingdom	135,534

	Vietnam — 0.2%
9,660	Vietnam Dairy Products JSC	63,653

	TOTAL COMMON STOCKS (COST $24,989,177)	27,898,147

	PREFERRED STOCKS — 3.9%

	Brazil — 0.5%
25,745	Cia Energetica de Minas Gerais Sponsored ADR	58,956
800	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	3,063
2,860	Itau Unibanco Holding SA Sponsored ADR	31,203
19,873	Itausa-Investimentos Itau SA	54,965

	Total Brazil	148,187

	Russia — 0.2%
62,100	Surgutneftegas OJSC	30,912
8	Transneft PJSC	22,402

	Total Russia	53,314

	South Korea — 3.2%
2,345	Hyundai Motor Co 2nd Preference	237,973
482	Samsung Electronics Co Ltd	750,927
7	Samsung Electronics Co Ltd GDR (Registered Shares)	5,447

	Total South Korea	994,347

	TOTAL PREFERRED STOCKS (COST $915,860)	1,195,848

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†		Description	Value ($)
		INVESTMENT FUNDS — 3.8%

		India — 0.0%
	10,000	IRB InvIT Fund *	15,186

		Thailand — 0.5%
	201,000	BTS Rail Mass Transit Growth Infrastructure Fund (Foreign Registered)	67,885
	208,400	Digital Telecommunications Infrastructure Fund (Foreign Registered)	86,835

		Total Thailand	154,720

		United States — 3.3%
	24,645	iShares MSCI Emerging Markets ETF	1,015,374

		TOTAL INVESTMENT FUNDS (COST $1,154,160)	1,185,280

		MUTUAL FUNDS — 1.0%

		United States — 1.0%
		Affiliated Issuers — 1.0%
	12,831	GMO U.S. Treasury Fund	320,521

		TOTAL MUTUAL FUNDS (COST $320,649)	320,521

		SHORT-TERM INVESTMENTS — 0.7%

		Time Deposits — 0.7%
	30,851	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.62%, due 06/01/17	30,851
	62,302	BNP Paribas (Paris) Time Deposit, 0.62%, due 06/01/17	62,302
GBP	2,041	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	2,629
HKD	4,330	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/17	556

Par Value†	Description	Value ($)
	Time Deposits — continued
62,302	Standard Chartered Bank (London) Time Deposit, 0.62%, due 06/01/17	62,302
62,302	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	62,302

	Total Time Deposits	220,942

	TOTAL SHORT-TERM INVESTMENTS (COST $220,942)	220,942

	TOTAL INVESTMENTS — 99.3% (Cost $27,600,788)	30,820,738
	Other Assets and Liabilities (net) — 0.7%	204,806

	TOTAL NET ASSETS — 100.0%	$31,025,544

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
21	Mini MSCI Emerging Markets	June 2017	$1,053,990	$23,644

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(c)	Bankrupt issuer.

Currency Abbreviations:

GBP - British Pound

HKD - Hong Kong Dollar

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 74.6%

	Belgium — 0.6%
116,300	Anheuser-Busch InBev SA/NV Sponsored ADR	13,601,285

	Brazil — 2.0%
3,416,400	BTG Pactual Group	16,047,615
596,300	Light SA *	3,923,184
5,332,821	LPS Brasil Consultoria de Imoveis SA *	6,526,050
1,802,000	Marisa Lojas SA *	3,636,354
4,787,900	Rumo SA *	12,546,977

	Total Brazil	42,680,180

	China — 19.8%
974,700	Alibaba Group Holding Ltd Sponsored ADR *	119,361,762
2,453,000	Anhui Conch Cement Co Ltd – Class H	8,126,308
6,617,000	China Life Insurance Co Ltd – Class H	21,672,799
244,342	China Lodging Group Ltd Sponsored ADR *	18,667,729
2,517,452	Gree Electric Appliances Inc of Zhuhai – Class A	12,711,369
1,532,134	Hangzhou Robam Appliances Co Ltd – Class A	9,372,088
32,629,000	Industrial & Commercial Bank of China Ltd – Class H	21,786,251
528,894	Kweichow Moutai Co Ltd – Class A	34,708,713
4,322,393	Midea Group Co Ltd – Class A	23,125,989
169,700	New Oriental Education & Technology Group Inc Sponsored ADR *	12,162,399
4,765,000	Qingdao Haier Co Ltd – Class A	9,993,767
284,531	TAL Education Group ADR	33,139,325
1,982,300	Tencent Holdings Ltd	68,126,438
7,183,440	Tong Ren Tang Technologies Co Ltd – Class H	11,315,479
19,190,000	WH Group Ltd	17,977,567
1,920,000	Xinyi Glass Holdings Ltd	1,885,917
742,799	Zhejiang Supor Cookware Co Ltd – Class A	3,981,557

	Total China	428,115,457

	Germany — 0.3%
65,812	Bayerische Motoren Werke AG	6,171,828

	Greece — 0.5%
4,345,867	Alpha Bank AE *	9,990,845

	India — 19.0%
712,786	Asian Granito India Ltd	4,133,207
539,619	Avenue Supermarts Ltd *	6,264,331
2,154,058	Berger Paints India Ltd	8,414,678
443,559	Bharat Financial Inclusion Ltd *	5,071,027
1,438,219	CCL Products India Ltd (a)	6,711,187
1,178,365	CMI Ltd * (b)	3,784,796

Shares	Description	Value ($)
	India — continued
197,828	Dollar Industries Ltd *	5,806,522
3,353,427	Edelweiss Financial Services Ltd	8,979,263
18,381	Eicher Motors Ltd *	8,119,700
2,824,175	Exide Industries Ltd	10,123,150
8,564,825	Fortis Healthcare Ltd * (a)	26,152,322
1,347,377	Gateway Distriparks Ltd	5,200,597
10,683,040	Gayatri Projects Ltd (b)	24,452,813
647,882	HDFC Bank Ltd (a)	16,481,138
1,487,787	ICICI Bank Ltd	7,558,972
12,038,346	IDFC Bank Ltd	10,748,093
4,616,523	Indian Oil Corp Ltd	30,697,200
883,973	Indraprastha Gas Ltd (a)	14,249,008
423,320	IndusInd Bank Ltd	9,714,201
5,171,765	Jain Irrigation Systems Ltd	8,123,140
3,068,905	Kotak Mahindra Bank Ltd	45,895,261
798,808	LIC Housing Finance Ltd	9,059,378
3,432,919	Muthoot Finance Ltd	21,960,944
2,876,442	Petronet LNG Ltd	19,579,737
5,261,833	Power Finance Corp Ltd	10,896,735
1,551,471	Sangam India Ltd	6,457,481
4,638,687	State Bank of India	20,724,459
1,663,527	Sun TV Network Ltd	20,653,637
282,093	Supreme Industries Ltd	4,976,337
2,670,564	Techno Electric & Engineering Co Ltd	16,391,213
2,122,118	Torrent Power Ltd *	6,292,426
1,315,960	Vakrangee Ltd	7,441,646

	Total India	411,114,599

	Indonesia — 2.8%
15,003,900	Bank Central Asia Tbk PT	19,304,600
9,990,500	Bank Rakyat Indonesia Persero Tbk PT	10,839,821
57,133,700	Malindo Feedmill Tbk PT *	4,542,922
75,884,514	Telekomunikasi Indonesia Persero Tbk PT	24,742,434

	Total Indonesia	59,429,777

	Malaysia — 0.3%
4,386,600	Genting Malaysia Berhad	5,749,605

	Mexico — 1.4%
36,150,300	Cemex SAB de CV CPO *	29,915,217

	Philippines — 5.9%
7,947,222	BDO Unibank Inc	19,561,818
21,104,800	Century Pacific Food Inc	7,546,163
7,304,434	Concepcion Industrial Corp	11,008,461
454,151	GT Capital Holdings Inc	10,888,878
3,105,480	Philippine Seven Corp *	9,545,068
26,953,400	Puregold Price Club Inc	23,421,644
195,100	Rizal Commercial Banking Corp	251,209
10,546,070	Robinsons Retail Holdings Inc	18,142,475
8,297,232	Semirara Mining & Power Corp	26,329,045

	Total Philippines	126,694,761

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Qatar — 1.2%
4,978,477	Qatar Gas Transport Co Ltd Nakilat	25,790,510

	Russia — 3.2%
2,042,796	LSR Group PJSC GDR (Registered) *	6,256,040
1,282,800	Mobile TeleSystems PJSC Sponsored ADR	11,301,468
2,431,815	Sberbank of Russia PJSC Sponsored ADR	27,168,121
781,639	Sollers PJSC *	6,931,782
457,653	X5 Retail Group NV GDR (Registered) *	16,589,886

	Total Russia	68,247,297

	South Africa — 1.2%
442,388	Capitec Bank Holdings Ltd	26,272,872

	South Korea — 1.5%
67,890	BGF retail Co Ltd	8,451,042
84,589	Coway Co Ltd	7,588,236
148,821	KB Financial Group Inc	7,113,628
194,819	Shinhan Financial Group Co Ltd	8,591,436

	Total South Korea	31,744,342

	Taiwan — 3.2%
4,791,000	Cathay Financial Holding Co Ltd	7,503,306
44,743,265	E.Sun Financial Holding Co Ltd	27,655,894
18,006,946	Fubon Financial Holding Co Ltd	27,456,322
3,751,000	Uni-President Enterprises Corp	7,489,706

	Total Taiwan	70,105,228

	Thailand — 3.0%
6,659,700	CP ALL Pcl (Foreign Registered)	12,217,963
8,039,228	Hemraj Leasehold REIT (Foreign Registered)	2,006,267
16,346,075	LPN Development Pcl (Foreign Registered)	5,132,318
8,188,800	Major Cineplex Group Pcl (Foreign Registered)	8,117,671
126,138,100	Quality Houses Pcl (Foreign Registered)	9,255,996
8,597,400	Thai Vegetable Oil Pcl (Foreign Registered)	7,573,344
7,174,100	Tisco Financial Group Pcl (Foreign Registered)	16,056,801
3,413,900	Total Access Communication Pcl (Foreign Registered) *	4,686,806

	Total Thailand	65,047,166

	Turkey — 0.2%
2,004,641	Turkiye Garanti Bankasi AS	5,459,633

	United Arab Emirates — 1.8%
8,530,600	Abu Dhabi Commercial Bank PJSC	16,959,915
3,765,397	Emaar Properties PJSC	7,287,595
4,809,561	First Abu Dhabi Bank PJSC	13,811,623

	Total United Arab Emirates	38,059,133

Shares	Description	Value ($)
	United Kingdom — 4.6%
822,985	British American Tobacco Plc	58,878,481
725,916	Unilever Plc	40,468,874

	Total United Kingdom	99,347,355

	United States — 0.5%
233,100	Mondelez International, Inc. – Class A	10,860,129

	Vietnam — 1.6%
3,095,955	Bank for Foreign Trade of Vietnam JSC	4,934,777
590,927	Phu Nhuan Jewelry JSC	2,478,767
4,159,711	Vietnam Dairy Products JSC	27,409,786

	Total Vietnam	34,823,330

	TOTAL COMMON STOCKS (COST $1,417,684,717)	1,609,220,549

	PREFERRED STOCKS — 1.2%

	Brazil — 1.2%
627,500	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	2,402,610
2,107,400	Itau Unibanco Holding SA	23,151,801

	Total Brazil	25,554,411

	TOTAL PREFERRED STOCKS (COST $20,684,727)	25,554,411

	INVESTMENT FUNDS — 17.4%

	India — 0.4%
5,035,000	IRB InvIT Fund * (c)	7,646,145
965,000	IRB InvIT Fund *	1,465,448

	Total India	9,111,593

	South Korea — 6.4%
2,034,000	iShares MSCI South Korea Capped ETF	137,742,480

	Taiwan — 3.3%
2,068,254	iShares MSCI Taiwan Capped ETF	71,106,573

	Thailand — 3.5%
3,849,700	CPN Retail Growth Leasehold Property Fund	1,999,998
116,392,892	Digital Telecommunication Infrastructure Fund	48,498,365
24,423,600	Jasmine Broadband Internet Infrastructure Fund	8,106,796
51,564,800	TICON Industrial Growth Leasehold Property Fund (b)	14,989,397
10,613,209	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust (Foreign Registered)	2,975,812

	Total Thailand	76,570,368

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	United States — 3.8%
1,983,041	iShares MSCI Emerging Markets ETF	81,701,289

	TOTAL INVESTMENT FUNDS (COST $354,617,685)	376,232,303

	RIGHTS/WARRANTS — 0.5%

	China — 0.5%
767,900	Jiangsu Yanghe Brewery Joint Stock Co Ltd Warrants, Expires 05/14/18	9,816,871

	TOTAL RIGHTS/WARRANTS (COST $7,979,009)	9,816,871

	MUTUAL FUNDS — 0.7%

	United States — 0.7%
	Affiliated Issuers — 0.7%
605,743	GMO U.S. Treasury Fund	15,131,471

	TOTAL MUTUAL FUNDS (COST $15,137,516)	15,131,471

	FULLY FUNDED TOTAL RETURN SWAPS — 2.4%

	China — 2.4%
5,840,124	Total Return on Hangzhou Robam Appliances Co Ltd, Expires 7/14/2017, (OTC) (CP-GS)	7,602,714
3,708,807	Total Return on Jiangsu Yanghe Brewery JSC Ltd, Expires 7/12/2017, (OTC) (CP-GS)	4,065,060
17,567,876	Total Return on Wuliangye Yibin Co Ltd, Expires 4/9/2018, (OTC) (CP-GS)	19,742,534
1,847,880	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 10/19/2017, (OTC) (CP-GS)	2,280,932
498,763	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 10/19/2017, (OTC) (CP-GS)	622,780
1,299,140	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 11/14/2017, (OTC) (CP-GS)	1,748,077
346,799	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 11/14/2017, (OTC) (CP-GS)	456,827

Shares / Par Value†		Description	Value ($)
		China — continued
	358,754	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 11/14/2017, (OTC) (CP-GS)	490,909
	1,534,862	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 11/27/2017, (OTC) (CP-GS)	2,058,991
	770,474	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 11/27/2017, (OTC) (CP-GS)	1,023,876
	1,610,563	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 11/27/2017, (OTC) (CP-GS)	2,086,396
	8,935,611	Total Return on Zhejiang Supor Cookware Co Ltd, Expires 7/19/2017, (OTC) (CP-GS)	10,618,592

		Total China	52,797,688

		TOTAL FULLY FUNDED TOTAL RETURN SWAPS (COST $44,319,652)	52,797,688

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.1%
ZAR	3,141	Brown Brothers Harriman (Grand Cayman) Time Deposit, 7.05%, due 06/01/17	239
	1,197,207	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	1,197,207

		Total Time Deposits	1,197,446

		U.S. Government — 0.4%
	5,500,000	U.S. Treasury Bill, 0.73%, due 07/06/17 (d) (e)	5,496,046
	2,000,000	U.S. Treasury Bill, 0.59%, due 06/08/17 (d) (e)	1,999,742
	1,840,000	U.S. Treasury Bill, 0.99%, due 10/05/17 (d) (e)	1,833,696

		Total U.S. Government	9,329,484

		TOTAL SHORT-TERM INVESTMENTS (COST $10,528,117)	10,526,930

		TOTAL INVESTMENTS — 97.3% (Cost $1,870,951,423)	2,099,280,223
		Other Assets and Liabilities (net) — 2.7%	59,310,271

		TOTAL NET ASSETS — 100.0%	$2,158,590,494

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2017
IRB InvIT Fund	4/28/2017	$7,983,367	0.35%	$7,646,145

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/30/2017	BCLY	GBP	68,332,500	USD	90,520,969	$2,396,167
06/13/2017	MSCI	PHP	1,979,635,372	USD	39,014,897	(732,479)
06/30/2017	BCLY	USD	90,790,236	GBP	68,332,500	(2,665,434)

						$(1,001,746)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
3,797	Mini MSCI Emerging Markets	June 2017	$190,571,430	$5,199,365

Sales
16,704	SET 50	June 2017	$96,882,445	$104,792
4,046	SGX CNX Nifty Index 50	June 2017	78,003,807	(1,788,930)

			$174,886,252	$(1,684,138)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counter- party	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
14,058,553	USD	12/19/2017	UBSA	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	1 Month LIBOR minus 1.25%	$(198,586)
14,023,026	USD	12/19/2017	UBSA	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	1 Month LIBOR minus 1.25%	(198,084)

						$(396,670)

					Premiums Paid/(Received)	$—

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CP - Counterparty

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Affiliated company.

(c)	Private placement securities are restricted as to resale.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(e)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

UBSA - UBS AG

Currency Abbreviations:

GBP - British Pound

PHP - Philippine Peso

USD - United States Dollar

ZAR - South African Rand

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 93.5%

	Belgium — 0.1%
28,700	Anheuser-Busch InBev SA/NV Sponsored ADR	3,356,465

	Brazil — 1.9%
4,030,473	AES Tiete Energia SA	17,200,770
100,100	BB Seguridade Participacoes SA	900,171
2,354,976	BTG Pactual Group	11,061,863
821,000	Cia Hering	5,505,555
1,604,323	EDP – Energias do Brasil SA	6,613,720
1,892,700	Engie Brasil Energia SA	19,401,060
386,571	Grendene SA	3,141,834
138,200	Light SA *	909,247
1,197,700	LPS Brasil Consultoria de Imoveis SA *	1,465,688
710,400	Marisa Lojas SA *	1,433,555
752,300	Multiplus SA	9,289,979
34,200	Porto Seguro SA	340,314
1,109,600	Rumo SA *	2,907,773
1,505,551	Transmissora Alianca de Energia Eletrica SA	10,561,352
1,700	WEG SA	9,982

	Total Brazil	90,742,863

	Chile — 0.4%
14,509,612	Enel Americas SA	2,749,031
803,300	Enel Americas SA ADR	7,542,987
30,805,969	Enel Chile SA	3,401,550
1,563,297	Inversiones Aguas Metropolitanas SA	2,452,599
190,880	Inversiones La Construccion SA	2,590,393
1,243,464	Vina Concha y Toro SA	1,937,722

	Total Chile	20,674,282

	China — 20.3%
122,937,290	Agricultural Bank of China Ltd – Class H	59,593,842
4,552,057	Aier Eye Hospital Group Co Ltd – Class A	14,925,290
440,672	Alibaba Group Holding Ltd Sponsored ADR *	53,964,693
608,500	Anhui Conch Cement Co Ltd – Class H	2,015,841
93,800	Baidu Inc Sponsored ADR *	17,456,180
114,885,682	Bank of China Ltd – Class H	57,444,536
1,240,000	Baoye Group Co Ltd – Class H	890,955
10,003,000	Belle International Holdings Ltd	7,800,162
463,527	Changyou.com Ltd ADR *	18,059,012
28,560,560	China Communications Services Corp Ltd – Class H	16,954,814
138,126,106	China Construction Bank Corp – Class H	114,013,316
1,397,734	China International Travel Service Corp Ltd – Class A	11,082,802
4,708,000	China Lesso Group Holdings Ltd	3,599,199
1,625,000	China Life Insurance Co Ltd – Class H	5,322,397
54,200	China Lodging Group Ltd Sponsored ADR *	4,140,880

Shares	Description	Value ($)
	China — continued
24,517,000	China Machinery Engineering Corp – Class H	18,176,452
14,934,737	China Mobile Ltd	165,520,294
669,100	China Mobile Ltd Sponsored ADR	36,874,101
1,535,070	CKH Food & Health Ltd *	1,918,325
2,947,000	Dali Foods Group Co Ltd *	1,810,784
1,370,000	FIH Mobile Ltd	430,603
584,400	Gree Electric Appliances Inc of Zhuhai – Class A	2,950,810
698,000	Guangdong Investment Ltd	1,006,565
708,000	Haitian International Holdings Ltd	1,643,100
1,235,637	Hangzhou Robam Appliances Co Ltd – Class A	7,478,320
238,160	Hangzhou Robam Appliances Co Ltd – Class A	1,456,828
13,948,000	Harbin Electric Co Ltd – Class H *	7,869,219
10,248,000	Hua Han Health Industry Holdings Ltd *	683,853
14,942,000	Huabao International Holdings Ltd *	8,679,370
139,744,891	Industrial & Commercial Bank of China Ltd – Class H	93,307,096
7,388,000	Jiangnan Group Ltd	739,244
2,036,000	Jiangsu Expressway Co Ltd – Class H	2,956,176
226,800	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	2,898,457
33,049	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	426,664
722,000	Kingboard Chemical Holdings Ltd	2,662,301
179,603	Kweichow Moutai Co Ltd – Class A	11,665,850
130,131	Kweichow Moutai Co Ltd – Class A	8,539,858
1,534,955	Midea Group Co Ltd – Class A	8,126,984
998,007	Midea Group Co Ltd – Class A	5,339,611
40,900	New Oriental Education & Technology Group Inc Sponsored ADR *	2,931,303
333,000	People’s Insurance Co Group of China Ltd (The) – Class H	143,431
27,702,000	PICC Property & Casualty Co Ltd – Class H	46,111,477
1,045,542	Qingdao Haier Co Ltd – Class A	2,192,844
458,000	Qingling Motors Co Ltd – Class H	158,095
2,927,665	SAIC Motor Corp Ltd – Class A	12,905,695
1,490,000	Shenzhen Expressway Co Ltd – Class H *	1,423,610
208,500	Shenzhen International Holdings Ltd	337,908
13,656,500	Sinopec Engineering Group Co Ltd – Class H	12,542,028
64,106	TAL Education Group ADR	7,466,426
1,530,265	Tencent Holdings Ltd	52,591,184
1,764,880	Tong Ren Tang Technologies Co Ltd – Class H	2,780,070
32,641,000	Want Want China Holdings Ltd	22,895,170
4,319,968	WH Group Ltd	4,047,030
672,729	Wuliangye Yibin Co Ltd – Class A	4,771,189
8,176,000	Xtep International Holdings Ltd	3,042,341
259,200	Yangzijiang Shipbuilding Holdings Ltd	237,866
10,016,000	Zhejiang Expressway Co Ltd – Class H	11,740,074

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	China — continued
181,834	Zhejiang Supor Cookware Co Ltd – Class A	974,668
1,591,945	Zhejiang Supor Cookware Co Ltd – Class A	8,444,168

	Total China	978,161,361

	Czech Republic — 0.4%
4,271,232	Moneta Money Bank AS	14,536,580
9,043	Philip Morris CR AS	5,432,744

	Total Czech Republic	19,969,324

	Egypt — 0.0%
961,852	Telecom Egypt Co	547,836

	Greece — 1.2%
11,474,194	Alpha Bank AE *	26,378,370
10,341,896	Eurobank Ergasias SA *	10,440,546
35,399,812	National Bank of Greece SA *	12,356,527
35,717,726	Piraeus Bank SA *	7,955,609

	Total Greece	57,131,052

	India — 16.1%
180,692	Asian Granito India Ltd	1,047,772
2,690,417	Asian Paints Ltd	47,899,940
1,422,392	Aurobindo Pharma Ltd	12,567,882
124,934	Avenue Supermarts Ltd *	1,450,334
500,213	Berger Paints India Ltd	1,954,047
102,901	Bharat Financial Inclusion Ltd *	1,176,425
322,049	CCL Products India Ltd (a)	1,502,783
293,346	CMI Ltd *	942,199
46,129	Dollar Industries Ltd *	1,353,949
1,864,359	Edelweiss Financial Services Ltd	4,992,078
4,145	Eicher Motors Ltd *	1,831,030
635,796	Exide Industries Ltd	2,278,987
2,063,002	Fortis Healthcare Ltd * (a)	6,299,287
303,837	Gateway Distriparks Ltd	1,172,748
16,900,000	Gayatri Projects Ltd (b)	38,683,048
246,861	HCL Technologies Ltd	3,291,614
6,284,319	HDFC Bank Ltd (a)	159,863,566
13,700	HDFC Bank Ltd ADR	1,202,860
1,855,762	Hero MotoCorp Ltd	108,207,883
964,083	Hindustan Unilever Ltd	15,989,086
6,399,998	ICICI Bank Ltd	32,516,351
2,710,147	IDFC Bank Ltd	2,419,677
1,068,825	Indian Oil Corp Ltd	7,107,066
239,018	Indraprastha Gas Ltd (a)	3,852,798
98,008	IndusInd Bank Ltd	2,249,054
1,645,627	Infosys Ltd	24,894,553
4,427,000	Infosys Ltd Sponsored ADR	66,847,700
3,022,460	Jai Balaji Industries Ltd *	749,415
1,197,819	Jain Irrigation Systems Ltd	1,881,379
1,754,682	Kiri Industries Ltd * (b)	7,274,779

Shares	Description	Value ($)
	India — continued
2,519,419	Kotak Mahindra Bank Ltd	37,677,736
1,226,393	KPIT Technologies Ltd	2,193,860
184,941	LIC Housing Finance Ltd	2,097,438
375,197	Mphasis Ltd	3,502,921
767,132	Muthoot Finance Ltd	4,907,469
1,795,813	NMDC Ltd	3,075,789
666,862	Petronet LNG Ltd	4,539,283
1,184,577	Power Finance Corp Ltd	2,453,142
532,104	Sangam India Ltd	2,214,706
1,076,085	State Bank of India	4,807,671
1,588,433	Sun TV Network Ltd	19,721,302
72,032	Supreme Industries Ltd	1,270,700
496,376	Tata Consultancy Services Ltd	19,549,837
397,737	Tech Mahindra Ltd	2,404,168
600,771	Techno Electric & Engineering Co Ltd	3,687,373
510,150	Torrent Power Ltd *	1,512,678
443,969	UltraTech Cement Ltd	28,895,113
309,349	Vakrangee Ltd	1,749,343
857,686	Wipro Ltd	7,135,491
120,600	WNS Holdings Ltd ADR *	4,015,980
2,413,396	Yes Bank Ltd	53,682,202

	Total India	774,594,492

	Indonesia — 0.7%
52,639,500	Bakrie Telecom Tbk PT *	197,596
3,349,500	Bank Central Asia Tbk PT	4,309,597
85,080,100	Bank Pembangunan Daerah Jawa Timur Tbk PT	4,338,534
2,460,100	Bank Rakyat Indonesia Persero Tbk PT	2,669,240
4,806,369	Gajah Tunggal Tbk PT *	359,112
5,655,291	Indo Tambangraya Megah Tbk PT	6,447,823
12,104,500	Malindo Feedmill Tbk PT *	962,475
251,636,700	Panin Financial Tbk PT *	5,046,999
18,238,341	Telekomunikasi Indonesia Persero Tbk PT	5,946,680
63,700	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	2,100,189

	Total Indonesia	32,378,245

	Malaysia — 0.1%
467,900	Bursa Malaysia Berhad	1,180,433
1,483,046	Genting Malaysia Berhad	1,943,858
4,993,388	KSL Holdings Berhad *	1,411,704
7,500	Petronas Gas Berhad	32,520
2,547,167	UOA Development Berhad	1,547,687

	Total Malaysia	6,116,202

	Mexico — 1.0%
7,249,324	Cemex SAB de CV CPO *	5,998,985
5,327,183	Cemex SAB de CV Sponsored ADR *	44,055,803

	Total Mexico	50,054,788

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Philippines — 0.8%
1,781,924	BDO Unibank Inc	4,386,146
4,697,400	Century Pacific Food Inc	1,679,587
1,602,640	Concepcion Industrial Corp	2,415,327
3,670,977	First Gen Corp	1,399,391
30,998	GT Capital Holdings Inc	743,218
9,597,050	Lopez Holding Corp	1,387,107
327,960	Manila Electric Co	1,805,569
5,932,100	Manila Water Co Inc	3,836,154
743,420	Philippine Seven Corp *	2,284,991
6,492,288	Puregold Price Club Inc	5,641,591
2,348,560	Robinsons Retail Holdings Inc	4,040,244
2,044,755	Semirara Mining & Power Corp	6,488,483

	Total Philippines	36,107,808

	Poland — 0.0%
821,464	Synthos SA	1,083,777

	Qatar — 0.4%
372,182	Doha Bank QSC	3,177,646
42,851	Industries Qatar QSC	1,205,103
28,529	Qatar Electricity & Water Co QSC	1,644,620
1,361,363	Qatar Gas Transport Co Ltd Nakilat	7,052,407
88,205	Qatar International Islamic Bank QSC	1,479,708
38,176	Qatar Islamic Bank SAQ	1,070,652
73,563	Qatar Navigation QSC	1,404,097

	Total Qatar	17,034,233

	Russia — 2.8%
299,870	Globaltrans Investment Plc Sponsored GDR (Registered)	2,386,705
561,265	LSR Group PJSC GDR (Registered) *	1,718,868
381,807	M.Video PJSC	2,605,938
1,575,527	MegaFon PJSC GDR (Registered)	16,960,893
5,804,515	Mobile TeleSystems PJSC Sponsored ADR	51,137,777
169,347	Moscow Exchange MICEX-RTS PJSC	301,723
6,766,045	Rostelecom PJSC	8,531,880
12,897	Rostelecom PJSC Sponsored ADR	93,569
563,782	Sberbank of Russia PJSC Sponsored ADR	6,298,546
1,850,812	Sistema PJSC FC Sponsored GDR (Registered)	8,334,828
191,767	Sollers PJSC *	1,700,641
5,848,684	Surgutneftegas OJSC Sponsored ADR	30,487,529
4,509	Tatneft PJSC Sponsored ADR	185,432
123,647	X5 Retail Group NV GDR (Registered) *	4,482,194

	Total Russia	135,226,523

	South Africa — 0.8%
1,257,739	Barloworld Ltd	11,173,636
98,151	Capitec Bank Holdings Ltd	5,829,066
366,997	FirstRand Ltd	1,380,570

Shares	Description	Value ($)
	South Africa — continued
759,095	Lewis Group Ltd	1,925,823
4,911,423	Murray & Roberts Holdings Ltd	4,977,653
1,247,154	Wilson Bayly Holmes-Ovcon Ltd	13,168,720

	Total South Africa	38,455,468

	South Korea — 14.4%
77,999	BGF retail Co Ltd	9,709,425
1,706,938	BNK Financial Group Inc	15,229,375
50,973	Cheil Worldwide Inc	873,633
18,137	CJ O Shopping Co Ltd	3,105,956
2,319	Com2uSCorp	244,363
103,178	Coway Co Ltd	9,255,801
89,384	Daishin Securities Co Ltd	1,033,625
942,142	Daou Data Corp	10,132,159
1,130,444	Daou Technology Inc	21,617,694
1,710,313	DGB Financial Group Inc	17,554,868
347,001	Dongbu Insurance Co Ltd	20,972,194
225,372	Dongwon Development Co Ltd	964,291
671,304	Grand Korea Leisure Co Ltd	13,313,190
79,782	GS Home Shopping Inc	15,765,730
558	GS Retail Co Ltd	27,973
165,395	Hana Financial Group Inc	6,049,444
210,010	Hankook Tire Co Ltd	11,425,118
978,237	Hankook Tire Worldwide Co Ltd	18,212,155
294,143	Hanon Systems	2,719,840
732,214	Hanwha Life Insurance Co Ltd	4,604,780
142,350	Hyundai Home Shopping Network Corp	17,418,744
247,889	Hyundai Hy Communications & Network Co Ltd	883,794
482,575	Hyundai Marine & Fire Insurance Co Ltd	16,265,967
338,246	Hyundai Mobis Co Ltd	82,897,066
55,796	Hyundai Wia Corp	3,440,014
49,227	Industrial Bank of Korea	566,271
65,930	Innocean Worldwide Inc	3,868,292
507,834	JB Financial Group Co Ltd	2,803,822
440,209	Kangwon Land Inc	14,246,662
173,090	KB Financial Group Inc	8,273,683
431,607	KB Insurance Co Ltd	11,677,696
1,425,738	Kia Motors Corp	49,739,513
53,498	KIWOOM Securities Co Ltd	4,012,865
15,435	KONA I Co Ltd *	134,001
158,528	Korea Asset In Trust Co Ltd	1,324,524
23,165	Korea Investment Holdings Co Ltd	1,265,935
346,890	Korea Real Estate Investment & Trust Co Ltd	1,107,133
12,504	Korea Zinc Co Ltd	4,889,045
253,351	Korean Reinsurance Co	2,704,529
117,424	KT Skylife Co Ltd	1,720,052
335,672	KT&G Corp	33,249,147
165,185	Kwangju Bank	1,864,527
219,608	Kyobo Securities Co Ltd	1,904,419
199,156	LF Corp	5,317,731

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
58,691	LOTTE Himart Co Ltd	3,408,002
520,569	Meritz Financial Group Inc	6,627,533
325,918	Meritz Fire & Marine Insurance Co Ltd	5,469,439
1,650,773	Meritz Securities Co Ltd	6,530,203
12,925	Mirae Asset Daewoo Co Ltd	109,597
1,137,987	Mirae Asset Life Insurance Co Ltd	5,661,746
66,176	NH Investment & Securities Co Ltd	835,508
117,920	NS Shopping Co Ltd	1,821,817
2,126	Ottogi Corp	1,616,565
183,815	Partron Co Ltd	1,697,429
49,744	S&T Motiv Co Ltd	2,058,844
140,172	Samsung Card Co Ltd	5,254,161
26,090	Samsung Electronics Co Ltd	51,963,537
14,427	Samsung Electronics Co Ltd GDR	14,369,228
44,388	Samsung Fire & Marine Insurance Co Ltd	11,587,032
29,290	Samsung Life Insurance Co Ltd	3,190,336
56,295	Samsung Securities Co Ltd	2,017,939
403,718	Seoyon E-Hwa Co Ltd	5,730,397
467,611	Shinhan Financial Group Co Ltd	20,621,449
144,770	Silicon Works Co Ltd	4,055,756
12,162	Sindoh Co Ltd	594,774
82,150	SK Telecom Co Ltd	18,597,534
216,600	SK Telecom Co Ltd Sponsored ADR	5,440,992
21,901	Spigen Korea Co Ltd	852,683
400,047	Tongyang Life Insurance Co Ltd	3,861,169
3,916,399	Woori Bank	53,484,422
7,916	Youngone Corp	260,139

	Total South Korea	692,105,277

	Sri Lanka — 0.0%
103,983,101	Anilana Hotels & Properties Ltd * (b)	953,935

	Taiwan — 23.1%
14,150,000	AcBel Polytech Inc	10,768,653
1,153,000	Actron Technology Corp	4,597,151
1,140,522	Advantech Co Ltd	9,241,769
18,402,940	AmTRAN Technology Co Ltd	12,421,381
702,000	Asia Vital Components Co Ltd	602,202
6,759,120	Asustek Computer Inc	64,020,354
351,000	Aurora Corp	674,306
962,300	Casetek Holdings Ltd	2,876,811
3,476,000	Catcher Technology Co Ltd	36,740,923
11,291,300	Cathay Financial Holding Co Ltd	17,683,589
7,297,000	Chailease Holding Co Ltd	19,690,944
7,512,000	Cheng Shin Rubber Industry Co Ltd	15,158,437
721,000	Chicony Electronics Co Ltd	1,870,419
760,000	Chicony Power Technology Co Ltd	1,578,888
4,326,000	Chin-Poon Industrial Co Ltd	8,361,936
254,120	China Life Insurance Co Ltd	249,062
1,123,000	China Motor Corp	1,039,828
1,000	Chipbond Technology Corp	1,512
3,291,105	Chong Hong Construction Co Ltd	7,612,220

Shares	Description	Value ($)
	Taiwan — continued
10,816,659	Chunghwa Telecom Co Ltd	38,743,635
101,921	Chunghwa Telecom Co Ltd Sponsored ADR	3,670,175
210,000	Cleanaway Co Ltd	1,257,156
33,720,711	Compal Electronics Inc	22,526,300
4,769,400	Coretronic Corp	6,414,467
36,451,720	CTBC Financial Holding Co Ltd	23,192,202
2,922,000	CTCI Corp	4,812,783
2,037,000	Dynapack International Technology Corp	2,730,919
32,051,640	E.Sun Financial Holding Co Ltd	19,811,177
77,000	Eclat Textile Co Ltd	783,528
1,335,000	Elan Microelectronics Corp	1,929,813
619,000	Elitegroup Computer Systems Co Ltd	416,436
1,156,000	Everlight Electronics Co Ltd	1,859,458
6,553,084	Far EasTone Telecommunications Co Ltd	16,666,838
3,906,000	Farglory Land Development Co Ltd	5,451,694
191,000	Feng TAY Enterprise Co Ltd	742,615
1,779,000	Formosa Plastics Corp	5,302,793
3,266,002	Formosan Rubber Group Inc	1,769,662
18,258,475	Foxconn Technology Co Ltd	51,702,068
34,395,493	Fubon Financial Holding Co Ltd	52,444,970
573,900	Getac Technology Corp	759,545
129,000	Giant Manufacturing Co Ltd	756,486
11,613,200	Gigabyte Technology Co Ltd	14,977,419
948,000	Grand Pacific Petrochemical	650,495
417,000	Green Seal Holding Ltd	1,757,581
24,534,754	Highwealth Construction Corp	40,475,867
210,000	Hiroca Holdings Ltd	726,026
947,000	Holtek Semiconductor Inc	1,803,338
16,678,250	Hon Hai Precision Industry Co Ltd	57,065,732
130,000	Hu Lane Associate Inc	762,460
2,540,000	Huaku Development Co Ltd	5,911,434
2,678,500	IEI Integration Corp	4,297,213
19,192,600	Inventec Corp	14,247,441
240,000	Iron Force Industrial Co Ltd	1,168,887
2,667,000	ITEQ Corp	3,794,798
2,949,000	KEE TAI Properties Co Ltd	1,112,254
499,000	Kenda Rubber Industrial Co Ltd	772,215
96,000	King Slide Works Co Ltd	1,423,792
2,418,000	King’s Town Bank Co Ltd	2,451,074
507,000	Kinik Co	1,232,288
220,000	Kung Long Batteries Industrial Co Ltd	1,122,774
1,398,000	Lite-On Semiconductor Corp	1,390,962
30,785,141	Lite-On Technology Corp	51,695,896
2,518,000	Lotes Co Ltd	11,178,594
1,118,785	Makalot Industrial Co Ltd	5,019,926
3,075,695	Mercuries Life Insurance Co Ltd *	1,620,138
428,000	Merida Industry Co Ltd	2,311,213
1,891,000	MIN AIK Technology Co Ltd	1,829,166
92,000	Nien Made Enterprise Co Ltd	955,008
2,564,810	Novatek Microelectronics Corp	10,176,055
1,632,000	OptoTech Corp	994,848

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
9,646,470	Pegatron Corp	29,694,082
8,482,000	Pou Chen Corp	11,698,304
19,031,550	Quanta Computer Inc	43,523,704
12,677,870	Radiant Opto-Electronics Corp	27,170,914
5,813,720	Realtek Semiconductor Corp	19,426,677
2,022,000	Rechi Precision Co Ltd	2,252,935
6,806,626	Ruentex Development Co Ltd *	7,883,381
9,441,000	Ruentex Industries Ltd	14,119,243
785,000	Sercomm Corp	1,955,338
211,000	Shin Zu Shing Co Ltd	645,732
1,068,000	ShunSin Technology Holding Ltd	3,898,810
2,458,000	Sigurd Microelectronics Corp	2,189,014
5,848,780	Simplo Technology Co Ltd	19,140,568
562,000	Sinbon Electronics Co Ltd	1,326,328
2,716,000	Sitronix Technology Corp	8,027,191
198,000	Soft-World International Corp	583,872
114,000	Sunny Friend Environmental Technology Co Ltd	638,999
1,885,000	Syncmold Enterprise Corp	4,322,964
261,000	Systex Corp	543,362
586,000	Taiflex Scientific Co Ltd	769,271
856,000	Taiwan PCB Techvest Co Ltd	888,523
1,114,000	Taiwan Semiconductor Co Ltd	1,605,383
9,511,000	Taiwan Semiconductor Manufacturing Co Ltd	64,476,700
1,505,020	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	53,217,507
4,340,269	Taiwan Surface Mounting Technology Corp	3,578,125
2,393,000	Teco Electric and Machinery Co Ltd	2,310,031
931,000	Test Research Inc	1,268,101
2,107,000	Tong Hsing Electronic Industries Ltd	8,193,000
894,000	Topco Scientific Co Ltd	2,768,105
332,000	Transcend Information Inc	1,136,503
5,674,160	Tripod Technology Corp	16,875,723
996,000	TXC Corp	1,437,116
1,682,000	Uni-President Enterprises Corp	3,358,487
4,632,000	United Integrated Services Co Ltd	11,073,103
807,000	Visual Photonics Epitaxy Co Ltd	1,639,440
3,526,000	Wan Hai Lines Ltd	1,992,806
313,000	Wistron NeWeb Corp	935,457
701,000	Xxentria Technology Materials Corp	1,572,430
1,446,000	Yageo Corp	4,898,296
129,000	Yuanta Financial Holding Co Ltd	55,958
3,825,670	Yungtay Engineering Co Ltd	6,357,220
177,000	Zeng Hsing Industrial Co Ltd	841,547

	Total Taiwan	1,112,150,249

	Thailand — 3.4%
4,771,800	Advanced Info Service Pcl (Foreign Registered)	24,232,199
2,433,700	Amata Corp Pcl (Foreign Registered)	1,214,706

Shares	Description	Value ($)
	Thailand — continued
3,892,900	Central Pattana Pcl (Foreign Registered)	7,543,494
1,630,400	CP ALL Pcl (Foreign Registered)	2,991,151
575,500	Delta Electronics Thailand Pcl (Foreign Registered)	1,520,699
4,475,400	Eastern Polymer Group Pcl (Foreign Registered)	1,708,168
2,171,601	Glow Energy Pcl (Foreign Registered)	5,131,374
6,415,900	Hana Microelectronics Pcl (Foreign Registered)	9,088,878
1,407,468	Hemraj Leasehold REIT (Foreign Registered)	351,247
5,086,800	Intouch Holdings Pcl (Foreign Registered) (a)	7,988,389
586,100	Intouch Holdings Pcl NVDR	924,923
12,143,900	Jasmine International Pcl (Foreign Registered)	2,941,491
290,400	KCE Electronics Pcl (Foreign Registered)	920,822
17,216,400	Land & Houses Pcl NVDR	4,827,398
19,462,650	LPN Development Pcl (Foreign Registered)	6,110,856
1,811,550	Major Cineplex Group Pcl (Foreign Registered)	1,795,815
1,652,000	MC Group PCL (Foreign Registered)	877,898
6,727,300	PTT Global Chemical Pcl (Foreign Registered)	14,029,460
54,842,300	Quality Houses Pcl (Foreign Registered)	4,024,320
4,497,902	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	6,703,943
95,443,523	Sansiri Pcl (Foreign Registered)	5,659,215
1,425,700	Siam Cement Pcl (The) (Foreign Registered)	22,014,703
2,100	Siam Cement Pcl (The) NVDR	32,427
33,500	Siam Commercial Bank Pcl (The) (Foreign Registered)	150,398
7,135,400	STP & I Pcl (Foreign Registered)	1,812,132
1,948,300	Supalai Pcl (Foreign Registered)	1,487,252
1,878,200	Thai Vegetable Oil Pcl (Foreign Registered)	1,654,483
3,925,300	Thanachart Capital Pcl (Foreign Registered)	5,416,591
3,209,200	Tisco Financial Group Pcl (Foreign Registered)	7,182,711
2,826,500	Total Access Communication Pcl (Foreign Registered) *	3,880,388
26,828,550	TTW Pcl (Foreign Registered)	8,347,404

	Total Thailand	162,564,935

	Turkey — 4.4%
3,495,761	Albaraka Turk Katilim Bankas AS	1,219,507
232,702	BIM Birlesik Magazalar AS	4,140,800
31,795	EGE Endustri VE Ticaret AS	2,213,758
61,663,326	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT *	53,346,773
3,606,237	Enka Insaat ve Sanayi AS	5,480,438

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Turkey — continued
8,865,654	Eregli Demir ve Celik Fabrikalari TAS	16,073,293
176,492	Ford Otomotiv Sanayi AS	2,023,043
550,535	Goodyear Lastikleri TAS	637,527
2,804,131	Haci Omer Sabanci Holding AS	8,499,778
4,370	KOC Holding AS	19,879
16,653	Konya Cimento Sanayii AS	1,242,214
431,256	Koza Altin Isletmeleri AS *	2,237,281
129,583	Otokar Otomotiv Ve Savunma Sanayi AS	4,775,478
7,322,859	Soda Sanayii AS	12,970,249
1,472,073	Tekfen Holding AS	4,026,785
23,871,002	Turkiye Garanti Bankasi AS	65,012,595
5,802,585	Turkiye Halk Bankasi AS *	20,903,591
12,165,118	Turkiye Sinai Kalkinma Bankasi AS	4,588,814
1,301,092	Turkiye Vakiflar Bankasi TAO – Class D *	2,366,188
927,194	Yapi ve Kredi Bankasi AS *	1,156,938

	Total Turkey	212,934,929

	United Arab Emirates — 0.5%
2,143,339	Abu Dhabi Commercial Bank PJSC	4,261,230
3,303,249	Aldar Properties PJSC	1,987,860
12,150,276	DAMAC Properties Dubai Co PJSC	9,891,019
916,626	Emaar Properties PJSC	1,774,049
376,957	Emirates Telecommunications Group Co PJSC	1,765,182
1,115,029	First Abu Dhabi Bank PJSC	3,202,030
6,496,189	RAK Properties PJSC	1,043,764
4,972,701	Union Properties PJSC *	1,233,585

	Total United Arab Emirates	25,158,719

	United Kingdom — 0.5%
194,257	British American Tobacco Plc	13,897,650
174,851	Unilever Plc	9,747,716

	Total United Kingdom	23,645,366

	Vietnam — 0.2%
1,082,186	Bank for Foreign Trade of Vietnam JSC	1,724,943
117,050	Phu Nhuan Jewelry JSC	490,991
933,202	Vietnam Dairy Products JSC	6,149,193

	Total Vietnam	8,365,127

	TOTAL COMMON STOCKS (COST $3,947,843,200)	4,499,513,256

	PREFERRED STOCKS — 2.9%

	Brazil — 0.3%
2,278,200	Banco do Estado do Rio Grande do Sul SA – Class B	9,750,791
145,400	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	556,716

Shares	Description	Value ($)
	Brazil — continued
488,400	Itau Unibanco Holding SA	5,365,540

	Total Brazil	15,673,047

	Russia — 0.4%
39,737,223	Surgutneftegas OJSC	19,780,394

	South Korea — 2.2%
8	Hyundai Motor Co 2nd Preference	812
65,668	Samsung Electronics Co Ltd	102,306,877

	Total South Korea	102,307,689

	TOTAL PREFERRED STOCKS (COST $105,250,693)	137,761,130

	INVESTMENT FUNDS — 1.1%

	India — 0.2%
10,189	Fire Capital Mauritius Private Fund * (c) (d)	5,107,398
1,250,000	IRB InvIT Fund * (c)	1,898,249
235,000	IRB InvIT Fund *	356,871
1,371,900	TDA India Technology Fund II LP * (c) (d)	98,736

	Total India	7,461,254

	Russia — 0.0%
5,431,855	NCH Eagle Fund LP * (c) (d)	2,362,879

	Thailand — 0.3%
888,900	CPN Retail Growth Leasehold Property Fund	461,802
26,046,600	Digital Telecommunication Infrastructure Fund	10,853,047
5,639,300	Jasmine Broadband Internet Infrastructure Fund	1,871,823
10,457,700	TICON Industrial Growth Leasehold Property Fund	3,039,954
2,450,493	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust (Foreign Registered)	687,087

	Total Thailand	16,913,713

	United States — 0.6%
681,150	iShares MSCI Emerging Markets ETF	28,063,380

	TOTAL INVESTMENT FUNDS (COST $61,327,557)	54,801,226

	MUTUAL FUNDS — 2.8%

	United States — 2.8%
	Affiliated Issuers — 2.8%
5,343,449	GMO U.S. Treasury Fund	133,479,359

	TOTAL MUTUAL FUNDS (COST $133,508,756)	133,479,359

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†		Description	Value ($)
		FULLY FUNDED TOTAL RETURN SWAPS — 0.0%
		China — 0.0%
	354,789	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	475,944

		TOTAL FULLY FUNDED TOTAL RETURN SWAPS (COST $354,789)	475,944

		SHORT-TERM INVESTMENTS — 1.3%

		Time Deposits — 1.3%
	9,669,335	Barclays (London) Time Deposit, 0.62%, due 06/01/17	9,669,335
HKD	490,566	BNP Paribas (Paris) Time Deposit, 0.01%, due 06/01/17	62,953
	9,606,383	BNP Paribas (Paris) Time Deposit, 0.62%, due 06/01/17	9,606,383
	9,669,335	Citibank (New York) Time Deposit, 0.62%, due 06/01/17	9,669,335

Par Value†	Description	Value ($)
	Time Deposits — continued
3,137,490	DnB Nor Bank (Oslo) Time Deposit, 0.62%, due 06/01/17	3,137,490
9,669,335	JPMorgan Chase (New York) Time Deposit, 0.62%, due 06/01/17	9,669,335
9,669,335	Standard Chartered Bank (London) Time Deposit, 0.62%, due 06/01/17	9,669,335
9,669,335	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	9,669,335

	Total Time Deposits	61,153,501

	TOTAL SHORT-TERM INVESTMENTS (COST $61,153,501)	61,153,501

	TOTAL INVESTMENTS — 101.6% (Cost $4,309,438,496)	4,887,184,416
	Other Assets and Liabilities (net) — (1.6%)	(75,831,634)

	TOTAL NET ASSETS — 100.0%	$4,811,352,782

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2017
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	10,189,080	0.11%	$5,107,398
IRB InvIT Fund	4/28/17	1,981,968	0.04%	1,898,249
NCH Eagle Fund LP	4/6/09	5,452,004	0.05%	2,362,879
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	98,736

				$9,467,262

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
3,500	Mini MSCI Emerging Markets	June 2017	$175,665,000	$6,693,060

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counter- party	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
26,427,134	USD	6/5/2017	MSCI	Depreciation of Total Return on Asustek Computer, Inc. + (Daily Fed Funds Rate minus 0.25%)	Appreciation of Total Return on Asustek Computer, Inc.	$(1,266,844)

				Premiums Paid/(Received)		$—

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CP - Counterparty

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Affiliated company.

(c)	Private placement securities are restricted as to resale.

(d)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Counterparty Abbreviations:

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

HKD - Hong Kong Dollar

USD - United States Dollar

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.4%

	Taiwan — 99.4%
1,296,000	AcBel Polytech Inc	986,302
119,000	Actron Technology Corp	474,467
2,679,850	AmTRAN Technology Co Ltd	1,808,811
822,323	Asustek Computer Inc	7,788,796
55,000	Aurora Corp	105,660
2,000	Basso Industry Corp	5,675
21,849	Bizlink Holding Inc	161,100
244,000	Catcher Technology Co Ltd	2,579,052
1,405,000	Cathay Financial Holding Co Ltd	2,200,406
779,000	Chailease Holding Co Ltd	2,102,130
10,860	Chang Hwa Commercial Bank Ltd	6,332
40,000	Chaun-Choung Technology Corp	163,360
819,000	Cheng Shin Rubber Industry Co Ltd	1,652,657
17,000	Chicony Electronics Co Ltd	44,101
111,000	Chicony Power Technology Co Ltd	230,601
16,000	Chimei Materials Technology Corp *	7,466
553,000	China Development Financial Holding Corp	151,106
205,160	China Life Insurance Co Ltd	201,076
163,000	China Motor Corp	150,928
2,000	China Steel Chemical Corp	8,107
633,000	Chin-Poon Industrial Co Ltd	1,223,556
136,000	Chipbond Technology Corp	205,680
8,000	ChipMOS TECHNOLOGIES Inc	8,209
2,000	Chlitina Holding Ltd	9,076
2,000	Chroma ATE Inc	6,264
1,154,379	Chunghwa Telecom Co Ltd	4,134,811
6,105	Chunghwa Telecom Co Ltd Sponsored ADR	219,841
32,000	Cleanaway Co Ltd	191,567
2,822,486	Compal Electronics Inc	1,885,493
693,600	Coretronic Corp	932,837
4,068,680	CTBC Financial Holding Co Ltd	2,588,675
426,000	CTCI Corp	701,658
34,000	Delta Electronics Inc	187,486
302,000	Dynapack International Technology Corp	404,879
155,000	E Ink Holdings Inc	142,499
5,391,687	E.Sun Financial Holding Co Ltd	3,332,612
30,000	Eclat Textile Co Ltd	305,271
201,000	Elan Microelectronics Corp	290,556
37,000	Elite Advanced Laser Corp	164,852
174,000	Everlight Electronics Co Ltd	279,884
8,000	Far Eastern New Century Corp	6,487
707,767	Far EasTone Telecommunications Co Ltd	1,800,105
5,000	Faraday Technology Corp	6,096
574,000	Farglory Land Development Co Ltd	801,145
57,000	Feng TAY Enterprise Co Ltd	221,618
240,880	First Financial Holding Co Ltd	154,120
40,530	FLEXium Interconnect Inc	143,401
95,000	Formosa Chemicals & Fibre Corp	288,148
321,000	Formosa Plastics Corp	956,828
488,500	Formosan Rubber Group Inc	264,691

Shares	Description	Value ($)
	Taiwan — continued
1,587,473	Foxconn Technology Co Ltd	4,495,208
4,132,940	Fubon Financial Holding Co Ltd	6,301,753
20,000	Giant Manufacturing Co Ltd	117,285
1,512,000	Gigabyte Technology Co Ltd	1,950,010
2,000	Global Unichip Corp	6,781
151,000	Grand Pacific Petrochemical	103,613
24,000	Grape King Bio Ltd	148,782
62,000	Green Seal Holding Ltd	261,319
2,546,622	Highwealth Construction Corp	4,201,254
30,000	Hiroca Holdings Ltd	103,718
129,000	Holtek Semiconductor Inc	245,650
1,832,159	Hon Hai Precision Industry Co Ltd	6,268,853
21,000	Hu Lane Associate Inc	123,167
12,000	Hua Nan Financial Holdings Co Ltd – Class C	6,882
373,000	Huaku Development Co Ltd	868,096
236,000	IEI Integration Corp	378,623
976,000	Inventec Corp	724,524
36,000	Iron Force Industrial Co Ltd	175,333
393,000	ITEQ Corp	559,189
403,500	KEE TAI Properties Co Ltd	152,185
76,000	Kenda Rubber Industrial Co Ltd	117,612
15,000	King Slide Works Co Ltd	222,467
360,000	King’s Town Bank Co Ltd	364,924
76,000	Kinik Co	184,722
57,000	Kinsus Interconnect Technology Corp	147,793
34,000	Kung Long Batteries Industrial Co Ltd	173,520
17,000	Land Mark Optoelectronics Corp	169,254
209,000	Lite-On Semiconductor Corp	207,948
2,484,834	Lite-On Technology Corp	4,172,653
258,000	Lotes Co Ltd	1,145,384
3,000	Lung Yen Life Service Corp	6,680
1,000	Macauto Industrial Co Ltd	6,249
147,657	Makalot Industrial Co Ltd	662,529
21,596	MediaTek Inc	165,044
186,000	Mega Financial Holding Co Ltd	149,809
456,910	Mercuries Life Insurance Co Ltd *	240,680
64,000	Merida Industry Co Ltd	345,602
25,000	Merry Electronics Co Ltd	139,694
283,000	MIN AIK Technology Co Ltd	273,746
65,000	Nan Ya Plastics Corp	154,616
29,000	Nien Made Enterprise Co Ltd	301,035
312,995	Novatek Microelectronics Corp	1,241,829
252,000	OptoTech Corp	153,616
606,000	Pegatron Corp	1,865,409
23,000	Phison Electronics Corp	248,844
956,000	Pou Chen Corp	1,318,507
17,000	President Chain Store Corp	151,955
1,532,856	Quanta Computer Inc	3,505,525
1,177,670	Radiant Opto-Electronics Corp	2,523,955
672,870	Realtek Semiconductor Corp	2,248,410
305,000	Rechi Precision Co Ltd	339,834
1,193,036	Ruentex Development Co Ltd *	1,381,765

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
1,042,600	Ruentex Industries Ltd	1,559,233
107,000	Sercomm Corp	266,524
575,000	Shin Kong Financial Holding Co Ltd *	148,171
103,000	Shin Zu Shing Co Ltd	315,215
155,000	ShunSin Technology Holding Ltd	565,838
367,000	Sigurd Microelectronics Corp	326,838
852,000	Simplo Technology Co Ltd	2,788,233
85,000	Sinbon Electronics Co Ltd	200,601
494,400	SinoPac Financial Holdings Co Ltd	153,010
397,000	Sitronix Technology Corp	1,173,341
33,000	Soft-World International Corp	97,312
8,000	St Shine Optical Co Ltd	152,495
19,000	Sunny Friend Environmental Technology Co Ltd	106,500
3,000	Sunspring Metal Corp	4,373
278,000	Syncmold Enterprise Corp	637,551
4,500	Synnex Technology International Corp	5,160
38,000	Systex Corp	79,110
92,000	Taiflex Scientific Co Ltd	120,773
358,004	Taishin Financial Holding Co Ltd	159,986
134,550	Taiwan Cement Corp	153,792
40,000	Taiwan Mobile Co Ltd	148,940
45,000	Taiwan Paiho Ltd	150,194
133,000	Taiwan PCB Techvest Co Ltd	138,053
169,000	Taiwan Semiconductor Co Ltd	243,546
413,000	Taiwan Semiconductor Manufacturing Co Ltd	2,799,798
254,580	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	9,001,949
630,022	Taiwan Surface Mounting Technology Corp	519,391
356,000	Teco Electric and Machinery Co Ltd	343,657
142,000	Test Research Inc	193,416
306,000	Tong Hsing Electronic Industries Ltd	1,189,871
90,000	Tong Yang Industry Co Ltd	164,887
133,000	Topco Scientific Co Ltd	411,810
2,000	Toung Loong Textile Manufacturing	5,636
828,000	Tripod Technology Corp	2,462,585
25,000	Tung Thih Electronic Co Ltd	144,155
151,000	TXC Corp	217,876
279,000	Uni-President Enterprises Corp	557,086
674,000	United Integrated Services Co Ltd	1,611,242
82,000	Vanguard International Semiconductor Corp	154,348
122,000	Visual Photonics Epitaxy Co Ltd	247,846
528,000	Wan Hai Lines Ltd	298,412
14,000	Winbond Electronics Corp	8,132
90,000	Wistron NeWeb Corp	268,981
106,000	Xxentria Technology Materials Corp	237,771
211,000	Yageo Corp	714,758
3,000	Yeong Guan Energy Technology Group Co Ltd	8,665
388,000	Yuanta Financial Holding Co Ltd	168,308
561,152	Yungtay Engineering Co Ltd	932,482

Shares / Par Value†	Description	Value ($)
	Taiwan — continued
27,000	Zeng Hsing Industrial Co Ltd	128,372

	Total Taiwan	126,696,536

	TOTAL COMMON STOCKS (COST $115,532,403)	126,696,536

	MUTUAL FUNDS — 0.8%

	United States — 0.8%
	Affiliated Issuers — 0.8%
41,855	GMO U.S. Treasury Fund	1,045,530

	TOTAL MUTUAL FUNDS (COST $1,045,949)	1,045,530

	SHORT-TERM INVESTMENTS — 1.4%

	Time Deposits — 1.4%
260,683	Barclays (London) Time Deposit, 0.62%, due 06/01/17	260,683
260,683	BNP Paribas (Paris) Time Deposit, 0.62%, due 06/01/17	260,683
260,683	Citibank (New York) Time Deposit, 0.62%, due 06/01/17	260,683
244,433	DnB Nor Bank (Oslo) Time Deposit, 0.62%, due 06/01/17	244,433
260,683	JPMorgan Chase (New York) Time Deposit, 0.62%, due 06/01/17	260,683
260,683	Standard Chartered Bank (London) Time Deposit, 0.62%, due 06/01/17	260,683
260,683	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	260,683

	Total Time Deposits	1,808,531

	TOTAL SHORT-TERM INVESTMENTS (COST $1,808,531)	1,808,531

	TOTAL INVESTMENTS — 101.6% (Cost $118,386,883)	129,550,597
	Other Assets and Liabilities (net) — (1.6%)	(2,093,874)

	TOTAL NET ASSETS — 100.0%	$127,456,723

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. As of May 31, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	27,946,854	3,961,105	(1,087,221)	2,873,884
Emerging Domestic Opportunities Fund	1,896,636,902	252,400,679	(49,757,358)	202,643,321
Emerging Markets Fund	4,377,729,947	628,235,841	(118,781,372)	509,454,469
Taiwan Fund	123,058,434	9,282,155	(2,789,992)	6,492,163

Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the period ended May 31, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Domestic Opportunities Fund
CMI Ltd	$3,202,269	$—	$—	$—	$3,784,796
Gayatri Projects Ltd	22,225,368	—	—	—	24,452,813
TICON Industrial Growth Leasehold Property Fund	16,408,121	—	—	282,547	14,989,397

Totals	$41,835,758	$—	$—	$282,547	$43,227,006

Emerging Markets Fund
Anilana Hotels & Properties Ltd	$1,028,843	$—	$—	$—	$953,935
Gayatri Projects Ltd	35,159,348	—	—	—	38,683,048
Kiri Industries Ltd	7,867,156	—	—	—	7,274,779

Totals	$44,055,347	$—	$—	$—	$46,911,762

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$—	$1,280,465	$960,000	$465	$320,521

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$66,772,614	$215,595,504	$267,175,000	$96,031	$15,131,471

Emerging Markets Fund
GMO U.S. Treasury Fund	$89,875,673	$475,239,384	$431,570,000	$120,202	$133,479,359

Taiwan Fund
GMO U.S. Treasury Fund	$1,900,066	$5,451,572	$6,305,000	$1,206	$1,045,530

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2017 through May 31, 2017. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2018.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	0%	§	84%
Emerging Domestic Opportunities Fund	—		70%
Emerging Markets Fund	< 1%		89%
Taiwan Fund	—		92%

§	Represents the interest in securities that were determined to have a value of zero at May 31, 2017.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2017, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2017:

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Belgium	$23,390	$—	$—		$23,390
Brazil	—	119,688	—		119,688
Chile	32,865	—	—		32,865
China	834,133	5,433,568	—		6,267,701
Czech Republic	—	22,544	—		22,544
Greece	—	253,469	—		253,469
India	690,070	3,527,360	—		4,217,430
Indonesia	49,455	177,071	—		226,526
Malaysia	—	22,880	—		22,880
Mexico	386,925	—	—		386,925
Philippines	—	130,213	—		130,213
Poland	—	12,033	—		12,033
Qatar	—	48,079	—		48,079
Russia	398,503	855,791	—		1,254,294
South Africa	—	162,688	—		162,688
South Korea	85,408	4,780,034	—		4,865,442
Taiwan	684,733	6,107,206	0	§	6,791,939
Thailand	—	876,385	—		876,385
Turkey	—	1,930,778	—		1,930,778
United Arab Emirates	—	53,691	—		53,691
United Kingdom	—	135,534	—		135,534
Vietnam	—	63,653	—		63,653

TOTAL COMMON STOCKS	3,185,482	24,712,665	0	§	27,898,147

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$90,159	$58,028	$—		$148,187
Russia	—	53,314	—		53,314
South Korea	—	994,347	—		994,347

TOTAL PREFERRED STOCKS	90,159	1,105,689	—		1,195,848

Investment Funds
India	—	15,186	—		15,186
Thailand	—	154,720	—		154,720
United States	1,015,374	—	—		1,015,374

TOTAL INVESTMENT FUNDS	1,015,374	169,906	—		1,185,280

Mutual Funds
United States	320,521	—	—		320,521

TOTAL MUTUAL FUNDS	320,521	—	—		320,521

Short-Term Investments	220,942	—	—		220,942

Total Investments	4,832,478	25,988,260	0	§	30,820,738

Derivatives^
Futures Contracts
Equity Risk	23,644	—	—		23,644

Total	$4,856,122	$25,988,260	$0	§	$30,844,382

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$13,601,285	$—	$—		$13,601,285
Brazil	—	42,680,180	—		42,680,180
China	183,331,215	244,784,242	—		428,115,457
Germany	—	6,171,828	—		6,171,828
Greece	—	9,990,845	—		9,990,845
India	—	411,114,599	—		411,114,599
Indonesia	—	59,429,777	—		59,429,777
Malaysia	—	5,749,605	—		5,749,605
Mexico	29,915,217	—	—		29,915,217
Philippines	—	126,694,761	—		126,694,761
Qatar	—	25,790,510	—		25,790,510
Russia	11,301,468	56,945,829	—		68,247,297
South Africa	—	26,272,872	—		26,272,872
South Korea	—	31,744,342	—		31,744,342
Taiwan	—	70,105,228	—		70,105,228
Thailand	—	65,047,166	—		65,047,166
Turkey	—	5,459,633	—		5,459,633
United Arab Emirates	—	38,059,133	—		38,059,133
United Kingdom	—	99,347,355	—		99,347,355
United States	10,860,129	—	—		10,860,129
Vietnam	—	34,823,330	—		34,823,330

TOTAL COMMON STOCKS	249,009,314	1,360,211,235	—		1,609,220,549

Preferred Stocks
Brazil	—	25,554,411	—		25,554,411

TOTAL PREFERRED STOCKS	—	25,554,411	—		25,554,411

Investment Funds
India	—	1,465,448	7,646,145		9,111,593
South Korea	137,742,480	—	—		137,742,480
Taiwan	71,106,573	—	—		71,106,573
Thailand	—	76,570,368	—		76,570,368
United States	81,701,289	—	—		81,701,289

TOTAL INVESTMENT FUNDS	290,550,342	78,035,816	7,646,145		376,232,303

Rights/Warrants
China	—	9,816,871	—		9,816,871

TOTAL RIGHTS/WARRANTS	—	9,816,871	—		9,816,871

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$15,131,471	$—	$—	$15,131,471

TOTAL MUTUAL FUNDS	15,131,471	—	—	15,131,471

Fully Funded Total Return Swaps	—	52,797,688	—	52,797,688

Short-Term Investments	10,526,930	—	—	10,526,930

Total Investments	565,218,057	1,526,416,021	7,646,145	2,099,280,223

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	2,396,167	—	2,396,167
Futures Contracts
Equity Risk	5,199,365	104,792	—	5,304,157

Total	$570,417,422	$1,528,916,980	$7,646,145	$2,106,980,547

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,397,913)	$—	$(3,397,913)
Futures Contracts
Equity Risk	—	(1,788,930)	—	(1,788,930)
Swap Contracts
Equity Risk	—	(396,670)	—	(396,670)

Total	$—	$(5,583,513)	$—	$(5,583,513)

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Belgium	$3,356,465	$—	$—	$3,356,465
Brazil	—	90,742,863	—	90,742,863
Chile	7,542,987	13,131,295	—	20,674,282
China	140,892,595	836,584,913	683,853	978,161,361
Czech Republic	—	19,969,324	—	19,969,324
Egypt	—	547,836	—	547,836
Greece	—	57,131,052	—	57,131,052
India	72,066,540	702,527,952	—	774,594,492
Indonesia	2,100,189	30,278,056	—	32,378,245
Malaysia	—	6,116,202	—	6,116,202
Mexico	50,054,788	—	—	50,054,788
Philippines	—	36,107,808	—	36,107,808
Poland	—	1,083,777	—	1,083,777
Qatar	—	17,034,233	—	17,034,233
Russia	51,137,777	84,088,746	—	135,226,523
South Africa	—	38,455,468	—	38,455,468
South Korea	5,440,992	686,664,285	—	692,105,277
Sri Lanka	—	953,935	—	953,935
Taiwan	56,887,682	1,055,262,567	—	1,112,150,249
Thailand	—	162,564,935	—	162,564,935
Turkey	—	212,934,929	—	212,934,929
United Arab Emirates	—	25,158,719	—	25,158,719
United Kingdom	—	23,645,366	—	23,645,366
Vietnam	—	8,365,127	—	8,365,127

TOTAL COMMON STOCKS	389,480,015	4,109,349,388	683,853	4,499,513,256

Preferred Stocks
Brazil	—	15,673,047	—	15,673,047
Russia	—	19,780,394	—	19,780,394
South Korea	—	102,307,689	—	102,307,689

TOTAL PREFERRED STOCKS	—	137,761,130	—	137,761,130

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Investment Funds
India	$—	$356,871	$7,104,383	$7,461,254
Russia	—	—	2,362,879	2,362,879
Thailand	—	16,913,713	—	16,913,713
United States	28,063,380	—	—	28,063,380

TOTAL INVESTMENT FUNDS	28,063,380	17,270,584	9,467,262	54,801,226

Mutual Funds
United States	133,479,359	—	—	133,479,359

TOTAL MUTUAL FUNDS	133,479,359	—	—	133,479,359

Fully Funded Total Return Swaps	—	475,944	—	475,944

Short-Term Investments	61,153,501	—	—	61,153,501

Total Investments	612,176,255	4,264,857,046	10,151,115	4,887,184,416

Derivatives^
Futures Contracts
Equity Risk	6,693,060	—	—	6,693,060

Total	$618,869,315	$4,264,857,046	$10,151,115	$4,893,877,476

Liability Valuation Inputs
Derivatives^
Swap Contracts
Equity Risk	$—	$(1,266,844)	$—	$(1,266,844)

	$—	$(1,266,844)	$—	$(1,266,844)

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$9,221,790	$117,474,746	$—	$126,696,536

TOTAL COMMON STOCKS	9,221,790	117,474,746	—	126,696,536

Mutual Funds
United States	1,045,530	—	—	1,045,530

TOTAL MUTUAL FUNDS	1,045,530	—	—	1,045,530

Short-Term Investments	1,808,531	—	—	1,808,531

Total Investments	12,075,851	117,474,746	—	129,550,597

Total	$12,075,851	$117,474,746	$—	$129,550,597

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

§	Represents the interest in securities that were determined to have a value of zero at May 31, 2017.
^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options and fully funded total return swaps, if any, which are included in investments.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†	Transfer out of Level 3†	Balances as of May 31, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2017
Emerging Countries Fund
Rights/Warrants
Brazil	$1,345	$—	$0	$—	$—	$(1,345)	$—	$—	$—	$—

Total	$1,345	$—	$0	$—	$—	$(1,345)	$—	$—	$—	$—

Emerging Domestic Opportunities Fund
Common Stocks
India	$—	$7,983,367	$—	$—	$—	$(337,222)	$—	$—	$7,646,145	$(337,222)

Total	$—	$7,983,367	$—	$—	$—	$(337,222)	$—	$—	$7,646,145	$(337,222)

Emerging Markets Fund
Common Stocks
China	$686,465	$—	$—	$—	$—	$(2,612)	$—	$—	$683,853	$(2,612)
India	—	1,981,968	—	—	—	(83,719)		—	1,898,249	(83,719)

Total Common Stocks	$686,465	$1,981,968	$—	$—	$—	$(86,331)	$—	$—	$2,582,102	$(86,331)

Investment Funds
India	$5,842,567	$—	$—	$—	$—	$(636,433)	$—	$—	$5,206,134	$(636,433)
Russia	2,083,527	—	(20,149)	—	—	299,501	—	—	2,362,879	299,501

Total Investment Funds	$7,926,094	$—	$(20,149)	$—	$—	$(336,932)	$—	$—	$7,569,013	$(336,932)

Total	$8,612,559	$1,981,968	$(20,149)	$—	$—	$(423,263)	$—	$—	$10,151,115	$(423,263)

Rights/Warrants
India	$23,428	$—	$0	$—	$—	$(23,428)	$—	$—	$—	$—

Total	$8,635,987	$1,981,968	$(20,149)	$—	$—	$(446,691)	$—	$—	$10,151,115	$(423,263)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	0%	§
Emerging Domestic Opportunities Fund	< 1%
Emerging Markets Fund	< 1%
Taiwan Fund	—

§	Represents the interest in securities that were determined to have a value of zero at May 31, 2017.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.08% of the Fund’s total net assets as of May 31, 2017. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of GMO Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Counterparty Risk	X	X	X	X
Credit Risk		X
Currency Risk	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Illiquidity Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Market Risk – Equities	X	X	X	X
Market Risk – Fixed Income Securities		X
Non-Diversified Funds	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Small Company Risk	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

Asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investments grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the Securities and Exchange Commission has proposed a rule under the Investment Company Act of 1940, as amended (the“1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) or a wholly-owned subsidiary are exposed to the risk that the Underlying Funds or a wholly-owned subsidiary will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the Underlying Funds or a wholly-owned subsidiary are exposed.

Because, absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) and the expenses of a wholly-owned subsidiary in which it invests, the Fund will incur additional expenses when investing in an Underlying Fund or a wholly-owned subsidiary. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk”.

A Fund’s investments in one or more Underlying Funds or a wholly-owned subsidiary could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity may could require Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption. Similarly, redemption activity can have a leveraging effect if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. Each Fund’s success will depend on GMO’s ability to identify long positions that outperform the Fund’s short positions, if any, and to reduce the Fund’s market exposure through long and short positions.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities, and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program, as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information. For information on possible special Singapore tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information for more information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded. Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Forward currency contracts
Hedge foreign currency exposure in the underlying funds’ investments relative to the U.S. dollar		X
Futures contracts
Adjust exposure to certain securities markets	X	X	X
Swap contracts
Substitute for direct equity investment		X	X
Achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2017:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts	$—	$23,644	$—	$—	$—	$23,644

Total	$—	$23,644	$—	$—	$—	$23,644

Emerging Domestic Opportunities Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$9,816,871	$—	$—	$—	$9,816,871
Investments, at value (fully funded total return swaps)	—	52,797,688	—	—	—	52,797,688
Unrealized Appreciation on Forward Currency
Contracts	—	—	2,396,167	—	—	2,396,167
Unrealized Appreciation on Futures Contracts	—	5,304,157	—	—	—	5,304,157

Total	$—	$67,918,716	$2,396,167	$—	$—	$70,314,883

Liability Derivatives
Unrealized Depreciation on Forward Currency
Contracts	$—	$—	$(3,397,913)	$—	$—	$(3,397,913)
Unrealized Depreciation on Futures Contracts	—	(1,788,930)	—	—	—	(1,788,930)
Unrealized Depreciation on Swap Contracts	—	(396,670)	—	—	—	(396,670)

Total	$—	$(2,185,600)	$(3,397,913)	$—	$—	$(5,583,513)

Emerging Markets Fund
Asset Derivatives
Investments, at value (fully funded total return swaps)	$—	$475,944	$—	$—	$—	$475,944
Unrealized Appreciation on Futures Contracts	—	6,693,060	—	—	—	6,693,060

Total	$—	$7,169,004	$—	$—	$—	$7,169,004

Liability Derivatives
Unrealized Depreciation on Swap Contracts	$—	$(1,266,844)	$—	$—	$—	$(1,266,844)

Total	$—	$(1,266,844)	$—	$—	$—	$(1,266,844)

Subsequent events

The Board of Trustees of GMO Trust approved the liquidation of GMO Emerging Countries Fund on June 26, 2017. Liquidation is expected to occur on or after August 29, 2017.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 88.0%

	Australia — 1.3%
9,534	AusNet Services	12,010
22,215	Australia & New Zealand Banking Group Ltd	461,693
2,039	Bank of Queensland Ltd	16,899
490	Caltex Australia Ltd	12,057
340	CIMIC Group Ltd	10,232
10,765	Commonwealth Bank of Australia	636,379
1,954	Crown Resorts Ltd	18,801
5,946	CSR Ltd	18,419
12,103	Dexus Property Group (REIT)	93,319
55,252	Fortescue Metals Group Ltd	198,692
8,451	Harvey Norman Holdings Ltd	23,689
1,712	Incitec Pivot Ltd	4,354
7,446	LendLease Group	90,258
6,317	Mineral Resources Ltd	47,314
7,229	Mirvac Group (REIT)	12,231
18,733	National Australia Bank Ltd	418,059
7,784	Rio Tinto Ltd	362,417
30,427	South32 Ltd	59,668
22,201	Stockland (REIT)	77,737
10,908	Suncorp Group Ltd	112,226
2,901	Tabcorp Holdings Ltd	9,877
5,075	Tatts Group Ltd	15,836
1,408	Vocus Group Ltd	2,950
12,818	Westpac Banking Corp	290,419

	Total Australia	3,005,536

	Austria — 0.2%
3,508	OMV AG	183,199
1,293	Raiffeisen Bank International AG *	34,130
2,630	UNIQA Insurance Group AG	22,916
2,205	voestalpine AG	100,050
951	Zumtobel Group AG	19,601

	Total Austria	359,896

	Belgium — 0.1%
1,974	Ageas	79,742
3,708	AGFA-Gevaert NV *	16,964
2,462	KBC Groep NV	185,408
166	Proximus SADP	5,969
177	Umicore SA	11,722

	Total Belgium	299,805

	Brazil — 0.5%
3,200	AES Tiete Energia SA	13,657
23,045	Banco Bradesco SA	192,638
23,400	Banco do Brasil SA	204,934
6,500	Banco Santander Brasil SA	51,101
10,300	BB Seguridade Participacoes SA	92,625
650	BR Malls Participacoes SA	2,406

Shares	Description	Value ($)
	Brazil — continued
32,800	Centrais Eletricas Brasileiras SA *	139,372
6,500	Cia Siderurgica Nacional SA *	13,780
14,400	EDP – Energias do Brasil SA	59,363
46,400	Petroleo Brasileiro SA *	195,296
1,900	Porto Seguro SA	18,906
7,055	Sul America SA	38,914
13,200	TIM Participacoes SA	40,465
20,100	Vale SA	168,766

	Total Brazil	1,232,223

	Canada — 0.5%
4,200	AGF Management Ltd – Class B	20,147
4,500	Aimia Inc	7,862
11,000	Baytex Energy Corp *	32,002
2,200	Gluskin Sheff + Associates Inc	24,983
3,800	IGM Financial Inc	110,778
3,600	Industrial Alliance Insurance & Financial Services Inc	133,276
1,500	Labrador Iron Ore Royalty Corp	18,932
22,200	Manulife Financial Corp	383,407
3,800	Power Financial Corp	90,693
3,200	Sun Life Financial Inc	105,060
900	TMX Group Ltd	47,550
3,500	Transcontinental Inc – Class A	61,354
6,600	Trican Well Service Ltd *	19,592
3,600	Tricon Capital Group Inc	31,207
1,400	Valener Inc	23,567

	Total Canada	1,110,410

	Chile — 0.2%
50,170	AES Gener SA	18,533
369	Banco de Credito e Inversiones	20,592
1,027,871	Banco Santander Chile	63,293
1,237	Cia Cervecerias Unidas SA	16,284
46,218	Colbun SA	10,542
19,480	Empresas CMPC SA	46,011
7,091	Empresas COPEC SA	81,981
448,369	Enel Americas SA	84,949
306,029	Enel Chile SA	33,791
2,564,954	Itau CorpBanca	23,792
4,777	Latam Airlines Group SA	53,094

	Total Chile	452,862

	China — 6.3%
40,000	Agile Property Holdings Ltd	37,946
1,246,000	Agricultural Bank of China Ltd – Class H	603,998
91,500	Anhui Conch Cement Co Ltd – Class H	303,122
46,000	ANTA Sports Products Ltd	136,009
1,474,000	Bank of China Ltd – Class H	737,022
372,000	Bank of Communications Co Ltd – Class H	287,979
24,000	Beijing Capital International Airport Co Ltd – Class H	35,034

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	China — continued
17,500	Beijing Enterprises Holdings Ltd	82,916
219,000	Belle International Holdings Ltd	170,772
41,000	China Agri-Industries Holdings Ltd *	17,613
279,000	China Cinda Asset Management Co Ltd – Class H	105,524
438,000	China CITIC Bank Corp Ltd – Class H	270,164
71,000	China Coal Energy Co Ltd – Class H *	31,146
144,000	China Communications Construction Co Ltd – Class H	194,249
190,000	China Communications Services Corp Ltd – Class H	112,792
50,500	China Conch Venture Holdings Ltd	97,545
1,544,000	China Construction Bank Corp – Class H	1,274,463
98,000	China Everbright Bank Co Ltd – Class H	46,351
46,000	China Everbright Ltd	103,215
257,000	China Evergrande Group	460,439
31,000	China Huarong Asset Management Co Ltd – Class H	12,726
62,000	China Jinmao Holdings Group Ltd	20,261
40,000	China Mengniu Dairy Co Ltd	80,858
61,000	China Merchants Bank Co Ltd – Class H	182,777
2,000	China Merchants Port Holdings Co Ltd	5,925
174,000	China Minsheng Banking Corp Ltd – Class H	178,323
95,500	China Mobile Ltd	1,058,418
440,000	China National Building Material Co Ltd – Class H	244,198
16,000	China Overseas Land & Investment Ltd	48,020
3,600	China Pacific Insurance Group Co Ltd – Class H	14,387
898,000	China Petroleum & Chemical Corp – Class H	735,602
181,500	China Railway Construction Corp Ltd – Class H	249,101
175,000	China Railway Group Ltd – Class H	144,894
44,000	China Resources Land Ltd	129,184
15,079	China Resources Power Holdings Co Ltd	31,087
171,500	China Shenhua Energy Co Ltd – Class H	417,058
7,400	China Taiping Insurance Holdings Co Ltd *	19,682
874,000	China Telecom Corp Ltd – Class H	433,378
44,000	China Unicom Hong Kong Ltd *	63,179
20,500	China Vanke Co Ltd – Class H	54,390
110,000	Chongqing Rural Commercial Bank Co Ltd – Class H	75,114
553,000	CNOOC Ltd	627,855
26,000	COSCO SHIPPING Ports Ltd	30,353
289,000	Country Garden Holdings Co Ltd	341,545
294,000	Dongfeng Motor Group Co Ltd – Class H	330,877
31,000	Far East Horizon Ltd	28,713
91,000	Fosun International Ltd	141,386
2,400	Fuyao Glass Industry Group Co Ltd – Class H	9,029
3,000	GF Securities Co Ltd – Class H	6,217
202,000	GOME Electrical Appliances Holding Ltd	26,167
392,500	Great Wall Motor Co Ltd – Class H	419,202
18,000	Guangdong Investment Ltd	25,957

Shares	Description	Value ($)
	China — continued
42,000	Guangzhou Automobile Group Co Ltd – Class H	70,396
120,800	Guangzhou R&F Properties Co Ltd – Class H	195,226
63,000	Haier Electronics Group Co Ltd	160,130
30,000	Haitian International Holdings Ltd	69,623
11,500	Hengan International Group Co Ltd	80,638
368,000	HengTen Networks Group Ltd *	5,801
1,185,000	Industrial & Commercial Bank of China Ltd – Class H	791,220
46,000	Jiangsu Expressway Co Ltd – Class H	66,790
87,000	Jiangxi Copper Co Ltd – Class H	130,805
96,000	Kunlun Energy Co Ltd *	86,065
41,500	KWG Property Holding Ltd	32,850
66,000	Lenovo Group Ltd	43,154
86,500	Longfor Properties Co Ltd	175,850
12,100	New China Life Insurance Co Ltd – Class H	65,142
109,000	People’s Insurance Co Group of China Ltd (The) – Class H	46,949
72,000	PICC Property & Casualty Co Ltd – Class H	119,848
76,000	Shandong Weigao Group Medical Polymer Co Ltd – Class H	59,666
48,000	Shanghai Electric Group Co Ltd – Class H *	20,808
43,000	Shanghai Industrial Holdings Ltd	134,252
95,500	Shimao Property Holdings Ltd	162,814
170,500	Sino-Ocean Group Holding Ltd	85,946
58,000	Sinopec Engineering Group Co Ltd – Class H	53,267
144,000	Sinopec Shanghai Petrochemical Co Ltd – Class H	84,547
34,000	Sinotrans Ltd – Class H	15,922
34,500	SOHO China Ltd *	17,262
109,000	Sun Art Retail Group Ltd	100,598
19,000	Sunac China Holdings Ltd	30,840
32,000	Tingyi Cayman Islands Holding Corp	39,090
4,000	Tsingtao Brewery Co Ltd – Class H	18,210
61,000	Want Want China Holdings Ltd	42,787
120,000	Weichai Power Co Ltd – Class H	194,382
94,000	Zhejiang Expressway Co Ltd – Class H	110,180
34,000	Zijin Mining Group Co Ltd – Class H	11,167
44,600	ZTE Corp – Class H	90,645

	Total China	14,707,032

	Colombia — 0.0%
76,893	Ecopetrol SA	35,198
3,655	Grupo de Inversiones Suramericana SA	48,376

	Total Colombia	83,574

	Czech Republic — 0.1%
9,904	CEZ AS	188,260
4,446	Moneta Money Bank AS	15,131

	Total Czech Republic	203,391

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Denmark — 0.2%
20	AP Moeller – Maersk A/S – Class A	36,212
18	AP Moeller – Maersk A/S – Class B	34,306
481	Carlsberg A/S – Class B	52,304
4,299	Danske Bank A/S	160,980
451	DONG Energy A/S	19,668
296	Schouw & Co AB	31,620
604	Tryg A/S	12,414

	Total Denmark	347,504

	Egypt — 0.0%
10,519	Commercial International Bank Egypt SAE	48,512
15,874	Talaat Moustafa Group	7,008

	Total Egypt	55,520

	Finland — 0.3%
338	Elisa Oyj	13,153
680	Kesko Oyj – B Shares	35,306
1,761	Metso Oyj	59,876
444	Neste Oyj	17,618
1,995	Orion Oyj – Class B	128,960
9,681	Stora Enso Oyj – R Shares	122,423
7,722	UPM-Kymmene Oyj	217,592
2,323	Valmet Oyj	45,189

	Total Finland	640,117

	France — 3.1%
321	Accor SA	15,216
995	APERAM SA	47,732
3,120	ArcelorMittal *	67,661
20,216	AXA SA	539,811
10,255	BNP Paribas SA	724,007
1,503	Bouygues SA	64,398
2,886	Carrefour SA *	75,374
1,845	Casino Guichard Perrachon SA	113,746
5,681	Cie de Saint-Gobain	317,528
1,477	Cie Generale des Etablissements Michelin	186,655
4,596	CNP Assurances	101,109
23,332	Credit Agricole SA	358,605
1,820	Electricite de France SA	19,601
6,418	Engie SA	98,087
222	Eurazeo SA	15,879
169	Fonciere Des Regions (REIT)	15,758
528	Gaztransport Et Technigaz SA	20,834
189	ICADE (REIT)	15,243
192	Imerys SA	16,640
631	Lagardere SCA	19,841
4,731	LVMH Moet Hennessy Louis Vuitton SE	1,209,254
26,591	Natixis SA	175,557
1,201	Neopost SA	53,480
14,857	Orange SA	261,041
9,192	Peugeot SA	181,771

Shares	Description	Value ($)
	France — continued
998	Rallye SA	21,286
1,901	Renault SA *	177,341
2,727	Rexel SA	48,098
5,903	Sanofi	584,714
3,788	Schneider Electric SE *	291,854
2,657	SCOR SE	104,537
10,071	Societe Generale SA	528,140
411	Suez	7,490
11,599	TOTAL SA	612,752
2,323	Vinci SA	203,185
2,619	Vivendi SA	56,830
75	Wendel SA	11,442

	Total France	7,362,497

	Germany — 3.1%
6,029	Allianz SE (Registered)	1,159,679
231	Axel Springer SE	14,528
10,591	BASF SE	1,001,150
10,095	Bayerische Motoren Werke AG	946,706
13,865	Daimler AG (Registered Shares)	1,008,249
4,244	Deutsche Bank AG (Registered)	74,456
15,097	Deutsche Lufthansa AG (Registered)	293,709
1,978	Evonik Industries AG	68,220
223	Fraport AG Frankfurt Airport Services Worldwide	18,088
817	Hannover Rueck SE	97,398
403	Indus Holding AG	28,417
1,579	Jenoptik AG	44,052
2,791	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	551,113
207	RTL Group SA	16,124
16,327	RWE AG *	332,074
6,278	SAP AG	674,613
6,373	Siemens AG (Registered)	911,458
1,811	Suedzucker AG	38,762
3,978	Telefonica Deutschland Holding AG	19,807
1,254	Uniper SE *	24,479
487	Volkswagen AG	76,521

	Total Germany	7,399,603

	Greece — 0.0%
20,075	Eurobank Ergasias SA *	20,266
558	FF Group *	12,460
3,480	OPAP SA	38,624

	Total Greece	71,350

	Hong Kong — 0.6%
34,000	BOC Hong Kong Holdings Ltd	153,393
6,000	Cathay Pacific Airways Ltd	8,772
13,699	Cheung Kong Property Holding Ltd	102,704
12,500	CK Hutchison Holdings Ltd	162,796
12,000	First Pacific Co Ltd	9,386

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — continued
20,000	Hang Lung Properties Ltd	51,703
12,000	Henderson Land Development Co Ltd	77,469
14,000	HK Electric Investments & HK Electric Investments Ltd – Class SS	12,861
51,000	HKT Trust & HKT Ltd – Class SS	66,750
6,000	Hongkong Land Holdings Ltd	45,352
7,000	Hysan Development Co Ltd	33,049
1,300	Jardine Matheson Holdings Ltd	83,082
3,500	Kerry Properties Ltd	12,372
32,000	Li & Fung Ltd	13,175
3,000	MTR Corp Ltd	17,086
30,000	New World Development Co Ltd	37,282
8,000	NWS Holdings Ltd	15,472
23,000	PCCW Ltd	13,390
1,500	Power Assets Holdings Ltd	13,428
16,000	Sino Land Co Ltd	27,816
79,000	SJM Holdings Ltd	76,599
7,000	Sun Hung Kai Properties Ltd	103,515
6,200	Swire Properties Ltd	20,676
19,000	Wharf Holdings Ltd (The)	161,410
12,000	Wheelock & Co Ltd	89,733
9,000	Yue Yuen Industrial Holdings Ltd	35,853

	Total Hong Kong	1,445,124

	Hungary — 0.1%
883	MOL Hungarian Oil & Gas Plc	71,790
3,080	OTP Bank Plc	96,109

	Total Hungary	167,899

	India — 1.8%
754	ACC Ltd	19,103
3,050	Ambuja Cements Ltd	11,404
8,931	Apollo Tyres Ltd	31,660
842	Balkrishna Industries Ltd	19,242
17,156	Bharat Heavy Electricals Ltd	36,832
16,496	Bharat Petroleum Corp Ltd	188,989
5,145	Bharti Infratel Ltd	29,366
637	Container Corp Of India Ltd	11,455
3,492	Escorts Ltd	37,622
27,602	GAIL India Ltd	176,705
3,069	Grasim Industries Ltd	54,378
13,634	HCL Technologies Ltd	181,794
59,131	Hindalco Industries Ltd	183,697
17,590	Hindustan Petroleum Corp Ltd	150,939
8,187	Housing Development Finance Corp Ltd	200,095
8,600	ICICI Bank Ltd Sponsored ADR	85,312
6,401	Idea Cellular Ltd	7,963
14,749	IDFC Bank Ltd	13,168
39,822	IFCI Ltd *	15,864
8,743	Indiabulls Housing Finance Ltd	155,919
6,200	Infosys Ltd Sponsored ADR	93,620

Shares	Description	Value ($)
	India — continued
56,501	ITC Ltd *	273,970
12,109	Karnataka Bank Ltd (The)	32,288
6,890	Larsen & Toubro Ltd	187,541
873	Mahindra & Mahindra Financial Services Ltd	4,840
7,538	Mahindra & Mahindra Ltd	165,188
34,496	NTPC Ltd	85,557
131,579	Oil & Natural Gas Corp Ltd	361,300
12,336	Oriental Bank of Commerce	28,700
113,130	Power Finance Corp Ltd	234,281
23,797	Reliance Industries Ltd *	494,283
418	Siemens Ltd	8,890
3,682	State Bank of India	16,450
24,607	Tata Motors Ltd	181,731
6,360	Tata Motors Ltd – Class A DVR	28,295
33,192	Tata Power Co Ltd (The)	41,676
21,400	Tata Steel Ltd	167,640
3,914	Tech Mahindra Ltd	23,659
11,737	Union Bank of India	28,306
50,888	Vedanta Ltd	188,150
28,008	Vedanta Ltd ADR	4,341
9,453	Wipro Ltd	78,644

	Total India	4,340,857

	Indonesia — 0.4%
546,500	Adaro Energy Tbk PT	62,318
315,500	Astra International Tbk PT	206,945
52,300	Bank Danamon Indonesia Tbk PT	20,520
18,900	Bank Mandiri Persero Tbk PT	17,802
116,200	Bank Negara Indonesia Persero Tbk PT	57,086
173,000	Bank Rakyat Indonesia Persero Tbk PT	187,707
7,500	Gudang Garam Tbk PT	41,571
31,800	Hanjaya Mandala Sampoerna Tbk PT	9,376
24,600	Indocement Tunggal Prakarsa Tbk PT	34,158
68,400	Indofood Sukses Makmur Tbk PT	44,871
83,600	Media Nusantara Citra Tbk PT	11,927
170,000	Perusahaan Gas Negara Persero Tbk	30,582
46,200	Semen Indonesia Persero Tbk PT	32,733
40,500	United Tractors Tbk PT	84,454
62,600	XL Axiata Tbk PT *	13,898

	Total Indonesia	855,948

	Ireland — 0.0%
95,825	Bank of Ireland *	25,963

	Israel — 0.1%
80	Azrieli Group Ltd	4,304
2,139	Bank Leumi Le-Israel BM *	10,463
10,565	Bezeq The Israeli Telecommunication Corp Ltd	18,393
2,155	Cellcom Israel Ltd *	21,054
2,729	Israel Chemicals Ltd	11,600
700	SodaStream International Ltd *	37,086

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Israel — continued
2,638	Teva Pharmaceutical Industries Ltd	75,779
400	Teva Pharmaceutical Industries Ltd Sponsored ADR	11,144

	Total Israel	189,823

	Italy — 0.9%
39,705	A2A SPA	65,703
1,482	ACEA SPA	24,235
13,697	Assicurazioni Generali SPA	216,398
10,493	Banca Mediolanum SPA	86,750
79,720	Enel SPA	426,772
19,206	Eni SPA	305,281
5,516	EXOR NV	308,097
2,420	Fiat Chrysler Automobiles NV *	25,571
32,701	Fincantieri SPA *	33,232
4,986	Intesa Sanpaolo SPA – RSP	13,555
20,165	Iren SPA	48,619
2,800	Poste Italiane SPA	19,707
3,244	Saipem SPA *	13,206
4,684	Societa Cattolica di Assicurazioni SCRL	40,531
106,949	Telecom Italia SPA *	100,398
190,200	Telecom Italia SPA-RSP	146,815
8,418	UniCredit SPA *	147,481
16,102	Unipol Gruppo Finanziario SPA	67,175
45,163	UnipolSai Assicurazioni SPA	102,334

	Total Italy	2,191,860

	Japan — 6.4%
600	AEON Financial Service Co Ltd	12,326
400	Aeon Mall Co Ltd	7,488
3,000	Aisin Seiki Co Ltd	148,008
400	Alfresa Holdings Corp	7,715
2,600	Amada Holdings Co Ltd	30,282
6,000	ANA Holdings Inc	19,662
17,000	Asahi Glass Co Ltd	138,689
18,000	Asahi Kasei Corp	173,126
2,000	Bank of Kyoto Ltd (The)	16,867
200	Benesse Holdings Inc	7,339
5,500	Bridgestone Corp	231,088
10,300	Canon Inc	354,023
500	Central Japan Railway Co	81,890
700	Chubu Electric Power Co Inc	9,507
900	Chugoku Bank Ltd (The)	12,636
1,500	Chugoku Electric Power Co Inc (The)	17,084
2,400	Credit Saison Co Ltd	44,568
9,100	Dai-ichi Life Holdings Inc	151,506
5,800	Daiichi Sankyo Co Ltd	127,210
7,200	Daiwa House Industry Co Ltd	235,193
7	Daiwa House REIT Investment Corp	18,021
1,100	DeNA Co Ltd	24,324
1,700	DIC Corp	58,515

Shares	Description	Value ($)
	Japan — continued
800	Electric Power Development Co Ltd	21,258
700	Exedy Corp	19,122
500	FANUC Corp	98,421
8,000	Fuji Electric Co Ltd	42,800
3,900	FUJIFILM Holdings Corp	142,160
4,000	Fukuoka Financial Group Inc	17,957
2,900	Gree Inc	24,014
2,100	Hachijuni Bank Ltd (The)	12,054
400	Hakuhodo DY Holdings Inc	5,291
600	Hankyu Hanshin Holdings Inc	21,592
4,100	Haseko Corp	52,025
6,200	Hazama Ando Corp	44,790
3,700	Hino Motors Ltd	44,906
100	Hirose Electric Co Ltd	13,335
3,000	Hiroshima Bank Ltd (The)	12,225
100	Hisamitsu Pharmaceutical Co Inc	5,031
2,500	Hitachi Chemical Co Ltd	69,053
1,100	Hitachi Construction Machinery Co Ltd	25,506
41,000	Hitachi Ltd	247,290
900	Hokuriku Electric Power Co	8,779
6,100	Honda Motor Co Ltd	170,893
1,700	Idemitsu Kosan Co Ltd	47,654
4,000	IHI Corp *	15,037
400	Iida Group Holdings Co Ltd	6,603
7,600	Inpex Corp	70,068
1,800	Isetan Mitsukoshi Holdings Ltd	18,147
4,900	Isuzu Motors Ltd	59,813
35,700	ITOCHU Corp	506,704
2,700	J Front Retailing Co Ltd	38,138
600	Japan Airlines Co Ltd	17,589
4	Japan Prime Realty Investment Corp (REIT)	15,295
1,100	JGC Corp	16,631
2,100	JSR Corp	35,266
2,700	JTEKT Corp	40,543
27,550	JXTG Holdings Inc	120,172
1,000	Kamigumi Co Ltd	10,229
1,000	Kaneka Corp	7,586
6,200	Kansai Electric Power Co Inc (The)	86,813
7,000	Kawasaki Heavy Industries Ltd	20,083
13,100	KDDI Corp	363,579
5,000	Kirin Holdings Co Ltd	105,448
3,000	Kitz Corp	24,725
8,100	Komatsu Ltd	196,644
8,300	Konica Minolta Inc	65,259
4,000	Kuraray Co Ltd	71,979
500	Kurita Water Industries Ltd	13,235
1,600	Kyocera Corp	92,105
500	Kyowa Hakko Kirin Co Ltd	8,555
900	Kyushu Financial Group Inc	5,532
200	Lawson Inc	13,635
34,100	Marubeni Corp	210,455

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
300	Maruichi Steel Tube Ltd	8,791
1,100	Marui Group Co Ltd	15,999
6,600	Mazda Motor Corp	90,047
4,680	Mebuki Financial Group Inc	18,280
900	Medipal Holdings Corp	16,560
21,500	Mitsubishi Chemical Holdings Corp	163,039
23,800	Mitsubishi Corp	476,259
22,700	Mitsubishi Electric Corp	312,950
4,700	Mitsubishi Gas Chemical Co Inc	97,031
1,300	Mitsubishi Materials Corp	36,652
6,500	Mitsubishi Tanabe Pharma Corp	144,565
148,400	Mitsubishi UFJ Financial Group Inc	920,867
6,200	Mitsubishi UFJ Lease & Finance Co Ltd	31,623
31,500	Mitsui & Co Ltd	425,138
6,000	Mitsui OSK Lines Ltd	17,210
10,000	Mitsui Mining & Smelting Co Ltd	39,777
200	Mixi Inc	12,541
218,700	Mizuho Financial Group Inc	380,070
3,900	MS&AD Insurance Group Holdings Inc	136,950
1,000	NEC Corp	2,589
2,300	NET One Systems Co Ltd	21,983
2,000	NH Foods Ltd	62,736
1,500	Nichiha Corp	54,360
2,000	Nikon Corp	30,823
5,000	Nippon Electric Glass Co Ltd	34,825
4,100	Nippon Steel & Sumitomo Metal Corp	87,224
9,700	Nippon Telegraph & Telephone Corp	466,490
9,000	Nippon Yusen KK *	16,317
45,560	Nissan Motor Co Ltd	436,741
3,000	Nisshin Oillio Group Ltd (The)	17,720
500	Nisshin Seifun Group Inc	8,256
500	Nissin Foods Holdings Co Ltd	31,564
500	NOK Corp	10,960
34,100	Nomura Holdings Inc	203,568
700	Nomura Real Estate Holdings Inc	15,079
440	Nomura Research Institute Ltd	16,746
4,500	NSK Ltd	53,627
2,000	Oji Holdings Corp	9,805
22,800	Resona Holdings Inc	116,400
1,200	Rohm Co Ltd	96,157
200	Sankyo Co Ltd	6,707
1,100	SBI Holdings Inc	14,238
2,800	Sega Sammy Holdings Inc	35,520
7,100	Seiko Epson Corp	148,813
7,700	Sekisui Chemical Co Ltd	135,297
6,400	Sekisui House Ltd	109,791
10,000	Shinsei Bank Ltd	16,137
1,400	Showa Denko KK	27,254
1,000	Showa Shell Sekiyu KK	9,188
24,000	Sojitz Corp	57,834
1,200	Sompo Holdings Inc	46,300
900	Sony Financial Holdings Inc	13,857

Shares	Description	Value ($)
	Japan — continued
3,200	Subaru Corp	108,205
17,000	Sumitomo Chemical Co Ltd	88,858
19,500	Sumitomo Corp	248,597
5,100	Sumitomo Electric Industries Ltd	80,814
14,000	Sumitomo Heavy Industries Ltd	91,229
4,000	Sumitomo Metal Mining Co Ltd	48,621
16,100	Sumitomo Mitsui Financial Group Inc	576,532
1,700	Sumitomo Mitsui Trust Holdings Inc	57,420
2,300	Sumitomo Rubber Industries Ltd	39,210
250	Suzuken Co Ltd	8,217
5,100	T&D Holdings Inc	72,132
100	Taisho Pharmaceutical Holdings Co Ltd	7,812
2,000	Takashimaya Co Ltd	18,579
2,200	Takeda Pharmaceutical Co Ltd	113,388
3,100	Teijin Ltd	57,927
1,400	THK Co Ltd	39,098
700	Tocalo Co Ltd	22,687
1,200	Tohoku Electric Power Co Inc	17,819
5,200	Tokio Marine Holdings Inc	220,636
1,100	Tokyo Broadcasting System Holdings Inc	18,229
21,100	Tokyo Electric Power Co Holdings Inc *	86,477
2,800	Tokyo Electron Ltd	400,769
14,000	Tokyo Gas Co Ltd	72,694
2,700	Tokyu Fudosan Holdings Corp	16,195
10,000	Tosoh Corp	85,064
1,200	Toyoda Gosei Co Ltd	28,878
800	Toyota Industries Corp	40,231
17,838	Toyota Motor Corp	957,268
3,200	Toyota Tsusho Corp	98,092
900	Trend Micro Inc	45,218
600	Tsumura & Co	21,922
600	USS Co Ltd	12,078
300	West Japan Railway Co	20,829
9,300	Yamada Denki Co Ltd	48,800
1,000	Yamaguchi Financial Group Inc	11,447
3,400	Yamaha Motor Co Ltd	85,386
2,100	Yokogawa Electric Corp	36,413
1,600	Yokohama Rubber Co Ltd (The)	31,212

	Total Japan	15,123,329

	Malaysia — 0.4%
60,400	AirAsia Berhad	42,051
16,800	Alliance Financial Group Berhad	16,990
30,200	AMMB Holdings Berhad	36,771
4,000	Berjaya Sports Toto Berhad	2,336
2,400	British American Tobacco Malaysia Berhad	25,011
47,635	CIMB Group Holdings Berhad	71,236
4,000	Gamuda Berhad	4,991
35,100	Genting Berhad	81,779
10,100	Hong Leong Bank Berhad	33,102
3,800	Hong Leong Financial Group Berhad	14,861

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Malaysia — continued
44,900	IJM Corp Berhad	36,506
32,375	IOI Properties Group Berhad	16,039
35,500	Malayan Banking Berhad	78,256
20,300	Maxis Berhad	29,162
17,400	MISC Berhad	30,462
42,600	Petronas Chemicals Group Berhad	72,929
1,200	Petronas Dagangan Berhad	6,892
13,341	RHB Bank Berhad	16,800
12,300	RHB Capital Berhad	—
65,300	Sapura Energy Berhad	27,012
36,200	Sime Darby Berhad	78,742
54,100	Tenaga Nasional Berhad	174,116
7,800	UMW Holdings Berhad *	10,930
8,600	Westports Holdings Berhad	8,159
72,000	YTL Corp Berhad	25,230
33,800	YTL Power International Berhad	12,081

	Total Malaysia	952,444

	Mexico — 0.7%
67,900	Alfa SAB de CV – Class A	97,921
517,264	America Movil SAB de CV – Series L	415,287
16,541	Arca Continental SAB de CV	117,559
7,700	Coca-Cola Femsa SAB de CV – Series L	61,944
7,600	Grupo Carso SAB de CV – Series A1	32,290
38,900	Grupo Financiero Banorte SAB de CV – Class O	223,520
13,300	Grupo Financiero Santander Mexico SAB de CV – Class B	24,323
81,600	Grupo Mexico SAB de CV – Series B	220,870
1,165	Industrias Penoles SAB de CV	25,264
33,200	Kimberly-Clark de Mexico SAB de CV – Class A	65,880
13,000	OHL Mexico SAB de CV	14,606
102,300	Wal-Mart de Mexico SAB de CV	234,216

	Total Mexico	1,533,680

	Netherlands — 0.5%
1,493	ABN AMRO Group NV CVA	38,555
28,182	Aegon NV	140,580
300	AerCap Holdings NV *	13,206
9	Akzo Nobel NV	752
914	ASR Nederland NV *	29,317
487	Boskalis Westminster	16,788
46,111	ING Groep NV	773,917
1,853	Philips Lighting NV	68,710
3,414	Randstad Holdings NV	197,896

	Total Netherlands	1,279,721

	New Zealand — 0.0%
3,835	Contact Energy Ltd	14,016
1,280	Fletcher Building Ltd	6,858
6,852	Meridian Energy Ltd	13,836

	Total New Zealand	34,710

Shares	Description	Value ($)
	Norway — 0.3%
16,280	DNB ASA	276,086
1,069	Gjensidige Forsikring ASA	17,240
20,453	Norsk Hydro ASA	110,978
10,871	Statoil ASA	189,568
8,125	Storebrand ASA	53,149
4,337	Subsea 7 SA	62,350
1,645	Yara International ASA	61,284

	Total Norway	770,655

	Peru — 0.2%
1,300	Cia de Minas Buenaventura SAA ADR	16,172
2,500	Credicorp Ltd	418,800

	Total Peru	434,972

	Philippines — 0.2%
30,730	Aboitiz Equity Ventures Inc	46,885
24,600	Aboitiz Power Corp	19,386
32,100	Alliance Global Group Inc	9,980
2,280	Bank of the Philippine Islands	4,825
22,325	BDO Unibank Inc	54,952
66,600	DMCI Holdings Inc	17,977
156,600	Energy Development Corp	19,175
555	Globe Telecom Inc	23,525
8,480	International Container Terminal Services Inc	17,011
16,780	JG Summit Holdings Inc	26,842
188,000	Megaworld Corp	17,733
59,800	Metro Pacific Investments Corp	7,529
10,610	Metropolitan Bank & Trust Co	18,618
1,515	PLDT Inc	52,525
27,300	Robinsons Land Corp	13,581
1,840	Security Bank Corp	8,052
2,000	SM Investments Corp	30,916

	Total Philippines	389,512

	Poland — 0.5%
510	Bank Handlowy w Warszawie SA	9,530
1,595	Bank Pekao SA	59,179
747	Grupa Azoty SA	12,749
1,546	Grupa Lotos SA *	22,392
1,959	Jastrzebska Spolka Weglowa SA *	35,221
10,329	KGHM Polska Miedz SA	294,101
10,943	Orange Polska SA	13,414
21,503	PGE Polska Grupa Energetyczna SA	63,156
11,518	Polski Koncern Naftowy ORLEN SA	328,891
8,748	Powszechny Zaklad Ubezpieczen SA	104,224
187,582	Tauron Polska Energia SA *	162,408

	Total Poland	1,105,265

	Portugal — 0.0%
21,303	EDP – Energias de Portugal SA	78,381

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Qatar — 0.1%
3,615	Barwa Real Estate Co	33,684
3,095	Commercial Bank QSC (The) *	26,434
2,535	Doha Bank QSC	21,643
1,532	Industries Qatar QSC	43,085
5,727	Masraf Al Rayan QSC	69,690
1,248	Ooredoo QSC	35,747
299	Qatar Electricity & Water Co QSC	17,236
4,230	Qatar Gas Transport Co Ltd Nakilat	21,913
921	Qatar Islamic Bank SAQ	25,830

	Total Qatar	295,262

	Russia — 0.2%
1,761,000	Inter RAO UES PJSC	123,870
7,800	Mobile TeleSystems PJSC Sponsored ADR	68,718
9,110	Rosneft Oil Co PJSC GDR (Registered)	47,852
3,193,000	RusHydro PJSC	43,936
2,826	Sistema PJSC FC Sponsored GDR (Registered)	12,726
1,842	Tatneft PJSC Sponsored ADR	75,752

	Total Russia	372,854

	Singapore — 0.2%
11,100	CapitaLand Commercial Trust (REIT)	13,309
800	City Developments Ltd	6,152
19,000	DBS Group Holdings Ltd	280,713
18,700	Golden Agri-Resources Ltd	4,933
27,900	Hutchison Port Holdings Trust – Class U	11,301
3,500	Keppel Corp Ltd	16,276
5,600	Singapore Press Holdings Ltd	12,833
12,900	Suntec Real Estate Investment Trust	17,095
4,855	United Overseas Bank Ltd	80,590
2,600	UOL Group Ltd	13,153
13,000	Yangzijiang Shipbuilding Holdings Ltd	11,930

	Total Singapore	468,285

	South Africa — 1.5%
587	Anglo American Platinum Ltd *	12,497
1,224	AngloGold Ashanti Ltd	13,997
30,705	Barclays Africa Group Ltd	325,575
2,346	Barloworld Ltd	20,842
21,896	Bidvest Group Ltd (The)	285,639
3,794	Coronation Fund Managers Ltd	20,353
7,343	Exxaro Resources Ltd	57,093
52,452	FirstRand Ltd	197,314
15,882	Fortress Income Fund Ltd – Class A (REIT)	20,574
7,493	Foschini Group Ltd (The)	79,232
3,872	Hyprop Investments Ltd (REIT)	35,095
9,733	Impala Platinum Holdings Ltd *	27,126
13,196	Imperial Holdings Ltd	167,513
5,260	Liberty Holdings Ltd	45,975
22,780	Life Healthcare Group Holdings Ltd	48,740

Shares	Description	Value ($)
	South Africa — continued
50,102	MMI Holdings Ltd	83,962
25,864	MTN Group Ltd	231,681
18,766	Nedbank Group Ltd	315,431
745	Pioneer Foods Group Ltd	8,061
20,612	RMB Holdings Ltd	96,716
5,485	Sappi Ltd	40,461
8,629	Sasol Ltd	258,778
49,512	Standard Bank Group Ltd	553,559
31,233	Steinhoff International Holdings NV	166,342
15,031	Telkom SA SOC Ltd	84,622
4,991	Tiger Brands Ltd	146,175
11,218	Truworths International Ltd	64,070
48,543	Tsogo Sun Holdings Ltd	88,819
7,664	Vodacom Group Ltd	96,627

	Total South Africa	3,592,869

	South Korea — 2.7%
4,063	BNK Financial Group Inc	36,250
822	Daelim Industrial Co Ltd	67,803
2,821	DGB Financial Group Inc	28,955
773	Dongbu Insurance Co Ltd	46,719
203	Dongsuh Cos Inc	5,877
798	Doosan Heavy Industries & Construction Co Ltd	16,244
681	E-MART Inc	147,913
829	GS Engineering & Construction Corp *	22,708
415	GS Holdings Corp	27,051
6,768	Hana Financial Group Inc	247,545
1,868	Hankook Tire Co Ltd	101,624
3,064	Hanwha Corp	130,872
3,623	Hanwha Life Insurance Co Ltd	22,784
312	Hanwha Techwin Co Ltd *	13,919
228	Hyosung Corp	34,215
19	Hyundai Construction Equipment Co Ltd *	5,125
343	Hyundai Department Store Co Ltd	35,541
20	Hyundai Electric & Energy System Co Ltd *	5,234
315	Hyundai Heavy Industries Co Ltd *	48,564
364	Hyundai Marine & Fire Insurance Co Ltd	12,269
1,929	Hyundai Mobis Co Ltd	472,758
2,967	Hyundai Motor Co	432,515
67	Hyundai Robotics Co Ltd *	24,416
1,949	Hyundai Steel Co	102,907
273	Hyundai Wia Corp	16,831
9,912	Industrial Bank of Korea	114,020
8,950	KB Financial Group Inc	427,809
31	KCC Corp	11,274
6,762	Kia Motors Corp	235,905
462	Korea Gas Corp *	20,956
173	Korea Investment Holdings Co Ltd	9,454
87	KT Corp	2,529
1,818	KT&G Corp	180,077

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
142	Kumho Petrochemical Co Ltd	9,901
353	LG Chem Ltd	95,175
1,479	LG Corp	107,000
10,709	LG Display Co Ltd	311,306
634	Lotte Chemical Corp	203,969
5	Lotte Chilsung Beverage Co Ltd	8,056
40	Lotte Confectionery Co Ltd	7,857
231	Lotte Shopping Co Ltd	59,050
474	NH Investment & Securities Co Ltd	5,984
751	POSCO	189,466
1,705	Posco Daewoo Corp	36,771
197	S-Oil Corp	18,216
1,168	Samsung Card Co Ltd	43,781
527	Samsung Electronics Co Ltd	1,049,628
1,424	Samsung Heavy Industries Co Ltd *	15,639
1,091	Samsung Life Insurance Co Ltd	118,834
9,225	Shinhan Financial Group Co Ltd	406,819
123	Shinsegae Inc	26,743
629	SK Holdings Co Ltd	153,622
1,009	SK Innovation Co Ltd	152,377
5,307	SK Networks Co Ltd	35,061
314	SK Telecom Co Ltd	71,085
4,741	Woori Bank	64,746

	Total South Korea	6,299,749

	Spain — 1.6%
2,569	ACS Actividades de Construccion y Servicios SA	102,806
16,905	Banco Bilbao Vizcaya Argentaria SA	138,358
125,921	Banco Santander SA	819,875
3,554	CaixaBank SA	16,816
2,279	Ebro Foods SA	53,857
25,243	Endesa SA	630,786
9,742	Gas Natural SDG SA	245,705
44,849	Iberdrola SA	358,159
1,593	International Consolidated Airlines Group SA	12,439
91,377	Mapfre SA	325,352
28,273	Repsol SA	475,234
44,432	Telefonica SA	495,411
584	Zardoya Otis SA	5,725

	Total Spain	3,680,523

	Sweden — 1.2%
6,798	Alfa Laval AB	136,891
5,438	Electrolux AB – Series B	174,489
431	ICA Gruppen AB	15,520
2,155	Investor AB – B Shares	99,558
2,220	Kinnevik AB – Class B	63,637
1,316	Loomis AB – Class B	49,597
45,178	Nordea Bank AB	578,882
26,864	Sandvik AB	420,605

Shares	Description	Value ($)
	Sweden — continued
10,584	Skandinaviska Enskilda Banken AB – Class A	127,523
3,797	Skanska AB – B Shares	90,246
5,596	SKF AB – B Shares	114,362
8,928	Svenska Handelsbanken AB – A Shares	125,568
9,651	Swedbank AB – A Shares	232,257
18,157	Telefonaktiebolaget LM Ericsson – B Shares	132,346
33,192	Telia Co AB	151,784
19,726	Volvo AB – B Shares	322,194

	Total Sweden	2,835,459

	Switzerland — 1.7%
5,540	ABB Ltd (Registered)	139,406
1,602	Adecco Group AG (Registered)	119,589
467	Aryzta AG *	14,753
462	BKW AG	28,116
2,403	Logitech International SA (Registered)	87,807
25,241	Nestle SA (Registered)	2,155,117
8,802	Novartis AG (Registered)	720,314
92	Pargesa Holding SA	7,155
21	Swatch Group AG (The)	8,136
733	Swiss Life Holding AG (Registered) *	244,848
1,650	Swiss Re AG	150,448
82	Valora Holding AG (Registered)	27,015
1,095	Zurich Insurance Group AG	322,197

	Total Switzerland	4,024,901

	Taiwan — 3.7%
49,000	Acer Inc *	26,853
71,155	Advanced Semiconductor Engineering Inc	91,249
39,000	Asia Cement Corp	36,091
38,000	Asia Pacific Telecom Co Ltd *	13,011
21,000	Asustek Computer Inc	198,906
2,000	Casetek Holdings Ltd	5,979
24,000	Catcher Technology Co Ltd	253,677
136,000	Cathay Financial Holding Co Ltd	212,993
17,000	Chailease Holding Co Ltd	45,874
82,520	Chang Hwa Commercial Bank Ltd	48,111
22,000	Cheng Shin Rubber Industry Co Ltd	44,394
44,000	China Airlines Ltd	13,467
97,520	China Life Insurance Co Ltd	95,579
153,000	Compal Electronics Inc	102,208
293,320	CTBC Financial Holding Co Ltd	186,623
34,250	Eva Airways Corp	16,749
15,000	Evergreen Marine Corp Taiwan Ltd *	7,526
78,000	Far Eastern New Century Corp	63,246
14,000	Far EasTone Telecommunications Co Ltd	35,607
218,190	First Financial Holding Co Ltd	139,603
88,000	Formosa Chemicals & Fibre Corp	266,916
4,000	Formosa Petrochemical Corp	14,350
89,000	Formosa Plastics Corp	265,289
13,000	Formosa Taffeta Co Ltd	13,587

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
45,361	Foxconn Technology Co Ltd	128,448
220,000	Fubon Financial Holding Co Ltd	335,448
30,000	Grand Pacific Petrochemical	20,585
14,000	Highwealth Construction Corp	23,096
598,525	Hon Hai Precision Industry Co Ltd	2,047,893
6,000	HTC Corp *	14,500
122,936	Hua Nan Financial Holdings Co Ltd – Class C	70,508
218,000	Innolux Corp	98,457
104,000	Inventec Corp	77,203
87,435	Lite-On Technology Corp	146,825
29,000	MediaTek Inc	221,628
153,000	Mega Financial Holding Co Ltd	123,230
2,000	Merida Industry Co Ltd	10,800
99,000	Nan Ya Plastics Corp	235,492
11,000	Nanya Technology Corp	18,576
25,000	Novatek Microelectronics Corp	99,189
1,000	OBI Pharma Inc *	8,529
65,000	Pegatron Corp	200,085
7,000	Phison Electronics Corp	75,735
66,000	Quanta Computer Inc	150,937
14,000	Ruentex Development Co Ltd *	16,215
10,000	Ruentex Industries Ltd	14,955
24,000	Shin Kong Financial Holding Co Ltd *	6,185
36,000	Siliconware Precision Industries Co Ltd	60,797
93,550	SinoPac Financial Holdings Co Ltd	28,952
52,350	Synnex Technology International Corp	60,026
142,577	Taishin Financial Holding Co Ltd	63,715
32,100	Taiwan Business Bank	8,985
12,000	Taiwan Fertilizer Co Ltd	15,994
45,831	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	1,620,584
32,000	Teco Electric and Machinery Co Ltd	30,891
3,000	Transcend Information Inc	10,270
250,000	United Microelectronics Corp	103,410
138,393	Wistron Corp	127,830
112,000	WPG Holdings Ltd	149,643
160,000	Yuanta Financial Holding Co Ltd	69,406
36,000	Yulon Motor Co Ltd	32,202
22,000	Zhen Ding Technology Holding Ltd	54,112

	Total Taiwan	8,779,224

	Thailand — 0.1%
6,000	Advanced Info Service Pcl (Foreign Registered)	30,469
4,200	Bangkok Bank Pcl NVDR	22,188
9,200	Banpu Pcl (Foreign Registered)	4,807
6,900	BEC World Pcl (Foreign Registered)	4,477
32,700	BTS Group Holdings Pcl (Foreign Registered)	8,205
2,800	Glow Energy Pcl (Foreign Registered)	6,616
8,100	Indorama Ventures Pcl (Foreign Registered)	8,740
53,900	IRPC Pcl (Foreign Registered)	8,071
3,800	Kasikornbank Pcl (Foreign Registered) (a)	20,804

Shares	Description	Value ($)
	Thailand — continued
4,900	Kasikornbank Pcl NVDR	26,970
21,000	Krung Thai Bank Pcl (Foreign Registered)	11,774
9,600	PTT Exploration & Production Pcl (Foreign Registered)	25,395
11,800	PTT Global Chemical Pcl (Foreign Registered)	24,608
7,000	PTT Pcl (Foreign Registered)	80,859
4,600	Thai Oil Pcl (Foreign Registered)	10,402
50,300	TMB Bank Pcl (Foreign Registered)	3,190

	Total Thailand	297,575

	Turkey — 0.8%
175,728	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT) *	152,027
94,576	Eregli Demir ve Celik Fabrikalari TAS	171,465
7,587	Haci Omer Sabanci Holding AS	22,997
29,974	KOC Holding AS	136,350
31,615	Petkim Petrokimya Holding AS	49,595
1,778	TAV Havalimanlari Holding AS	8,717
1,951	Tupras Turkiye Petrol Rafineriler AS	52,576
9,008	Turk Telekomunikasyon AS *	16,481
30,928	Turkcell Iletisim Hizmetleri AS *	106,663
158,427	Turkiye Garanti Bankasi AS	431,475
10,429	Turkiye Halk Bankasi AS *	37,570
153,905	Turkiye Is Bankasi – Class C	306,032
35,478	Turkiye Sise ve Cam Fabrikalari AS	47,413
142,037	Turkiye Vakiflar Bankasi TAO – Class D *	258,311
902	Ulker Biskuvi Sanayi AS	5,281
7,201	Yapi ve Kredi Bankasi AS *	8,985

	Total Turkey	1,811,938

	United Arab Emirates — 0.1%
30,521	Abu Dhabi Commercial Bank PJSC	60,680
49,013	Aldar Properties PJSC	29,495
32,700	Dubai Islamic Bank PJSC	51,727
4,957	Emaar Malls PJSC	3,374
27,336	Emaar Properties PJSC	52,906
21,730	First Abu Dhabi Bank PJSC	62,402

	Total United Arab Emirates	260,584

	United Kingdom — 7.7%
11,026	3i Group Plc	127,285
5,386	888 Holdings Plc	20,173
4,936	Aberdeen Asset Management Plc	18,391
734	Antofagasta Plc	7,598
6,436	AstraZeneca Plc	434,865
49,118	Aviva Plc	333,247
1,356	Babcock International Group Plc	16,316
31,789	BAE Systems Plc	273,626
86,083	Barclays Plc	233,006
9,977	Barratt Developments Plc	78,835
1,440	Berkeley Group Holdings Plc (The)	60,438

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
5,374	BHP Billiton Plc	81,206
95,593	BP Plc	577,532
12,752	British American Tobacco Plc	912,311
14,127	British Land Co Plc (The) (REIT)	115,467
2,326	Capita Plc	17,473
70,257	Centrica Plc	184,168
8,101	Chemring Group Plc	18,843
1,950	Close Brothers Group Plc	40,261
9,151	Cobham Plc	15,805
49,856	Compass Group Plc	1,075,646
7,357	Direct Line Insurance Group Plc	33,079
852	easyJet Plc	15,528
9,712	Electrocomponents Plc	73,462
4,826	Fenner Plc	19,488
10,716	Ferrexpo Plc	23,811
19,015	G4S Plc	79,643
1,812	Galliford Try Plc	29,203
21,523	GKN Plc	97,207
85,329	Glencore Plc *	314,308
15,603	Hammerson Plc (REIT)	117,900
101,234	HSBC Holdings Plc	881,489
2,863	IMI Plc	46,305
6,151	Inchcape Plc	64,812
494	Inmarsat Plc	5,100
5,037	Intu Properties Plc (REIT)	17,673
1,662	Investec Plc	13,034
1,346	Investec Plc	10,544
24,342	J Sainsbury Plc	88,181
19,771	Kingfisher Plc	82,696
9,366	Land Securities Group Plc (REIT)	129,255
98,429	Legal & General Group Plc	319,815
561,150	Lloyds Banking Group Plc	510,782
16,413	Marks & Spencer Group Plc	81,035
10,438	Meggitt Plc	67,565
4,895	Mondi Plc	127,964
9,959	National Grid Plc	139,859
2,990	Northgate Plc	20,397
25,087	Old Mutual Plc	60,889
4,398	Pearson Plc	40,058
4,025	Persimmon Plc	127,545
3,315	Petrofac Ltd	16,277
20,002	QinetiQ Group Plc	80,557
12,625	Reckitt Benckiser Group Plc	1,294,875
6,296	Rio Tinto Plc	251,423
68,799	Rolls-Royce Holdings Plc – Redeemable C Shares *	89
3,353	Rolls-Royce Holdings Plc *	37,526
18,462	Royal Bank of Scotland Group Plc *	61,964
22,417	Royal Dutch Shell Plc A Shares (London)	609,290
19,061	Royal Dutch Shell Plc B Shares (London)	527,654
13,993	RSA Insurance Group Plc	112,894
2,300	Schroders Plc	93,642

Shares	Description	Value ($)
	United Kingdom — continued
439	Severn Trent Plc	14,153
5,249	Sky Plc	67,103
4,112	Smiths Group Plc	85,054
1,642	Spectris Plc	55,346
5,305	SSE Plc	103,039
20,318	Standard Life Plc	100,441
28,717	Standard Chartered Plc *	271,271
12,638	Tate & Lyle Plc	120,127
27,651	Taylor Wimpey Plc	72,497
8,991	TP ICAP Plc	55,223
292	Travis Perkins Plc	6,153
3,802	UBM Plc	35,424
96,646	Unilever Plc	5,387,889
4,416	Vedanta Resources Plc	34,914
3,590	Vesuvius Plc	26,853
9,895	William Hill Plc	36,647
53,359	Wm Morrison Supermarkets Plc	169,417

	Total United Kingdom	18,008,861

	United States — 37.4%
16,518	3M Co.	3,377,435
38,100	Abbott Laboratories	1,739,646
24,500	Accenture Plc – Class A	3,049,515
2,810	Alphabet, Inc. – Class A *	2,773,723
4,695	Alphabet, Inc. – Class C *	4,530,018
39,305	American Express Co.	3,024,127
5,900	Amphenol Corp. – Class A	440,140
6,559	Analog Devices, Inc.	562,500
3,831	Anthem, Inc.	698,583
36,600	Apple, Inc.	5,591,016
2,400	Automatic Data Processing, Inc.	245,688
4,779	Becton Dickinson and Co.	904,330
3,750	Cerner Corp. *	245,062
79,751	Cisco Systems, Inc.	2,514,549
48,598	Coca-Cola Co. (The)	2,209,751
42,666	Cognizant Technology Solutions Corp. – Class A	2,854,782
10,181	Costco Wholesale Corp.	1,836,958
8,800	CVS Health Corp.	676,104
8,400	Eli Lilly & Co.	668,388
21,348	Emerson Electric Co.	1,262,094
2,500	Genuine Parts Co.	231,550
6,100	Honeywell International, Inc.	811,239
4,454	Humana, Inc.	1,034,486
7,437	Illinois Tool Works, Inc.	1,050,253
388	Intuitive Surgical, Inc. *	354,896
34,800	Johnson & Johnson	4,463,100
8,163	Mastercard, Inc. – Class A	1,003,069
3,111	McDonald’s Corp.	469,419
35,467	Medtronic Plc	2,989,159
103,400	Microsoft Corp.	7,221,456
14,937	Monsanto Co.	1,753,902

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	United States — continued
14,394	NIKE Inc – Class B	762,738
109,882	Oracle Corp.	4,987,544
5,766	PepsiCo, Inc.	673,872
22,300	Pfizer, Inc.	728,095
43,389	Philip Morris International, Inc.	5,198,002
44,609	QUALCOMM, Inc.	2,554,757
3,465	Rockwell Automation, Inc.	549,965
14,894	Schlumberger Ltd.	1,036,473
9,826	Stryker Corp.	1,404,725
17,400	Teradata Corp. *	474,324
11,438	Texas Instruments, Inc.	943,521
5,716	TJX Cos., Inc. (The)	429,900
25,092	UnitedHealth Group, Inc.	4,395,617
15,142	United Technologies Corp.	1,836,422
10,912	VF Corp.	587,066
1,500	WW Grainger, Inc.	258,420
5,228	Zimmer Biomet Holdings, Inc.	623,230

	Total United States	88,031,609

	TOTAL COMMON STOCKS (COST $179,113,597)	207,011,156

	PREFERRED STOCKS — 1.5%

	Brazil — 1.0%
47,608	Banco Bradesco SA	404,880
12,100	Braskem SA – Class A	123,881
8,300	Centrais Eletricas Brasileiras SA – Class B	44,271
71,600	Cia Energetica de Minas Gerais	169,046
3,800	Cia Paranaense de Energia – Class B	32,704
50,900	Gerdau SA	150,060
17,640	Itau Unibanco Holding SA	193,792
173,204	Itausa-Investimentos Itau SA	479,048
61,300	Metalurgica Gerdau SA *	84,488
61,100	Petroleo Brasileiro SA *	244,706
1,500	Suzano Papel e Celulose SA – Class A	7,115
7,000	Telefonica Brasil SA	101,238
48,900	Vale SA	389,725

	Total Brazil	2,424,954

	Chile — 0.0%
2,167	Embotelladora Andina SA – Class B	8,910

	Colombia — 0.0%
2,648	Bancolombia SA	29,291
37,891	Grupo Aval Acciones y Valores SA	15,786
1,758	Grupo de Inversiones Suramericana SA	22,798

	Total Colombia	67,875

	Germany — 0.3%
811	Bayerische Motoren Werke AG	66,784
328	Draegerwerk AG & Co KGaA	38,470

Shares / Par Value†		Description	Value ($)
		Germany — continued
	1,159	Porsche Automobil Holding SE	66,476
	2,801	Volkswagen AG	422,073

		Total Germany	593,803

		Russia — 0.0%
	27,445	Surgutneftegas OJSC	13,662

		South Korea — 0.2%
	598	Hyundai Motor Co	56,666
	819	Hyundai Motor Co 2nd Preference	83,113
	127	LG Chem Ltd	23,103
	254	Samsung Electronics Co Ltd	395,717

		Total South Korea	558,599

		TOTAL PREFERRED STOCKS (COST $3,061,233)	3,667,803

		MUTUAL FUNDS — 6.3%

		United States — 6.3%
		Affiliated Issuers
	592,409	GMO U.S. Treasury Fund	14,798,365

		TOTAL MUTUAL FUNDS (COST $14,804,179)	14,798,365

		SHORT-TERM INVESTMENTS — 4.6%

		Time Deposits — 0.3%
AUD	769	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.74%, due 06/01/17	571
CHF	3,349	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 06/01/17	3,457
GBP	13,640	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	17,574
HKD	101,034	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/17	12,966
JPY	1,979,695	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.14)%, due 06/01/17	17,875
NOK	22,317	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/17	2,641
SEK	36,017	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.70)%, due 06/01/17	4,144
SGD	3,802	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/17	2,748
EUR	60,819	Sumitomo (Tokyo) Time Deposit, (0.57)%, due 06/01/17	68,321
	471,728	Sumitomo (Tokyo) Time Deposit, 0.62%, due 06/01/17	471,728

		Total Time Deposits	602,025

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	U.S. Government — 4.3%
1,000,000	U.S. Treasury Bill, 0.05%, due 06/15/17 (b) (c)	999,713
5,300,000	U.S. Treasury Bill, 0.87%, due 07/27/17 (b) (c)	5,292,850
3,900,000	U.S. Treasury Bill, 0.90%, due 08/03/17 (b) (c)	3,893,885

	Total U.S. Government	10,186,448

	TOTAL SHORT-TERM INVESTMENTS (COST $10,792,516)	10,788,473

	TOTAL INVESTMENTS — 100.4% (Cost $207,771,525)	236,265,797
	Other Assets and Liabilities (net) — (0.4%)	(1,023,685)

	TOTAL NET ASSETS — 100.0%	$235,242,112

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/13/2017	BCLY	AUD	3,297,981	USD	2,463,295	$13,212
06/13/2017	GS	AUD	921,700	USD	676,775	(7,960)
06/09/2017	GS	CHF	1,157,289	USD	1,151,612	(43,743)
06/20/2017	BOA	EUR	9,439,800	USD	10,295,301	(319,135)
06/20/2017	GS	EUR	10,848,042	USD	11,541,207	(656,705)
06/20/2017	BCLY	GBP	2,231,500	USD	2,889,474	12,658
06/20/2017	GS	GBP	4,894,184	USD	6,118,268	(191,239)
06/13/2017	MSCI	JPY	1,748,150,177	USD	15,644,733	(146,802)
06/15/2017	BCLY	KRW	7,495,246,081	USD	6,528,634	(168,503)
06/20/2017	GS	USD	683,425	EUR	610,000	2,480
06/13/2017	JPM	USD	696,405	JPY	77,585,400	4,446

						$(1,501,291)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
1,608	S&P 500 E-Mini	June 2017	$193,852,440	$(3,226,628)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate shown represents yield-to-maturity.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

KRW - South Korean Won

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
16,061,148	GMO Emerging Country Debt Fund, Class IV	483,279,958
817,940,287	GMO Implementation Fund	11,042,193,879
21,047,403	GMO Opportunistic Income Fund, Class VI	551,020,998
31,065,468	GMO SGM Major Markets Fund, Class VI	1,033,858,781
31,474,987	GMO Special Opportunities Fund, Class VI	684,580,972

	TOTAL MUTUAL FUNDS (COST $13,255,374,261)	13,794,934,588

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
7,931,187	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (a)	7,931,187

	TOTAL SHORT-TERM INVESTMENTS (COST $7,931,187)	7,931,187

	TOTAL INVESTMENTS — 100.1% (Cost $13,263,305,448)	13,802,865,775
	Other Assets and Liabilities (net) — (0.1%)	(7,662,421)

	TOTAL NET ASSETS — 100.0%	$13,795,203,354

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of May 31, 2017.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 32.7%

	Australia — 0.8%
276,036	Adelaide Brighton Ltd	1,134,053
1,434	ASX Ltd	54,494
249,258	BHP Billiton Ltd	4,381,756
186,196	BlueScope Steel Ltd	1,589,885
49,603	Credit Corp Group Ltd	660,814
468,859	CSR Ltd	1,452,419
356,553	Dexus Property Group (REIT)	2,749,156
686,157	Downer EDI Ltd	3,256,798
468,368	Fortescue Metals Group Ltd	1,684,303
294,317	Genworth Mortgage Insurance Australia Ltd	625,820
116,747	Investa Office Fund (REIT)	409,139
379,812	Metcash Ltd *	578,698
64,766	Mineral Resources Ltd	485,099
1,197,546	Mirvac Group (REIT)	2,026,196
551,018	Myer Holdings Ltd	354,420
3,444	Navitas Ltd	11,030
79,398	Nine Entertainment Co Holdings Ltd	76,657
324,778	OZ Minerals Ltd	1,761,188
191,637	Pact Group Holdings Ltd	874,750
27,413	Resolute Mining Ltd	23,558
22,618	Rio Tinto Ltd	1,053,076
86,763	Scentre Group (REIT)	274,162
177,406	Shopping Centres Australasia Property Group (REIT)	304,127
75,159	Sigma Healthcare Ltd	45,477
20,869	Sonic Healthcare Ltd	358,780
661,206	Telstra Corp Ltd	2,160,682
3,762	Virtus Health Ltd	15,685
72,722	Wesfarmers Ltd	2,306,993
77,462	WorleyParsons Ltd *	711,459
34,707	WPP AUNZ Ltd	30,789

	Total Australia	31,451,463

	Austria — 0.2%
10,381	Oesterreichische Post AG	450,933
94,528	OMV AG	4,936,557
4,441	POLYTEC Holding AG	86,715
4,039	Raiffeisen Bank International AG *	106,614
46,019	voestalpine AG	2,088,067

	Total Austria	7,668,886

	Belgium — 0.1%
1,765	Barco NV	175,294
49,966	bpost SA	1,216,068
8,807	D’ieteren SA/NV *	429,963
420	Orange Belgium SA	9,787

	Total Belgium	1,831,112

	Brazil — 0.3%
99,550	Banco Bradesco SA	832,160

Shares	Description	Value ($)
	Brazil — continued
200,000	Banco do Brasil SA	1,751,572
18,800	BB Seguridade Participacoes SA	169,063
372,250	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	2,118,959
435,700	Centrais Eletricas Brasileiras SA *	1,851,350
56,900	Cia de Saneamento Basico do Estado de Sao Paulo	509,927
11,500	EcoRodovias Infraestrutura e Logistica SA	32,695
28,900	Embraer SA Sponsored ADR	571,064
40,100	Gerdau SA	117,229
555,100	JBS SA	1,384,341
48,600	M Dias Branco SA	812,516
256,300	MRV Engenharia e Participacoes SA	1,025,691
33,200	Qualicorp SA	287,478
4,933	Smiles SA	96,039
259,200	Transmissora Alianca de Energia Eletrica SA	1,818,273

	Total Brazil	13,378,357

	Canada — 1.0%
15,900	AGF Management Ltd – Class B	76,272
74,400	Air Canada *	980,360
32,200	Bank of Montreal	2,161,287
42,100	Canadian Imperial Bank of Commerce	3,291,707
41,800	Canadian Tire Corp Ltd – Class A	4,757,869
19,400	Capital Power Corp	364,203
29,000	Cascades Inc	352,289
2,600	Celestica Inc *	35,742
41,900	CGI Group Inc – Class A*	2,077,242
28,200	Chorus Aviation Inc	154,481
121,700	CI Financial Corp	2,418,955
700	Cominar Real Estate Investment Trust	6,778
2,700	Corus Entertainment Inc – B Shares	26,703
8,300	Dream Global Real Estate Investment Trust	64,023
5,040	Dream Industrial Real Estate Investment Trust	32,385
7,000	Gluskin Sheff + Associates Inc	79,491
324,100	IAMGOLD Corp (CAD) *	1,444,337
16,000	IGM Financial Inc	466,432
28,200	Industrial Alliance Insurance & Financial Services Inc	1,043,996
900	Laurentian Bank of Canada	34,698
30,900	Medical Facilities Corp	366,678
255,800	Metro Inc	8,566,748
38,800	National Bank of Canada	1,530,343
13,600	North West Co Inc (The)	324,986
3,900	Open Text Corp	127,257
42,000	Open Text Corp	1,370,826
67,900	Pure Industrial Real Estate Trust (REIT)	340,292
37,800	Rogers Sugar Inc	175,450
30,600	Russel Metals Inc	570,614
34,700	Saputo Inc	1,158,508
53,800	Sun Life Financial Inc	1,766,317
15,900	TFI International Inc	324,862

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Canada — continued
34,700	Toromont Industries Ltd	1,169,039
71,400	Transcontinental Inc – Class A	1,251,621
14,200	Valener Inc	239,041
5,600	Wajax Corp	98,374
30,030	WestJet Airlines Ltd	511,967
2,900	Westshore Terminals Investment Corp	46,693
16,700	ZCL Composites Inc	152,678

	Total Canada	39,961,544

	China — 3.8%
2,595,000	Agricultural Bank of China Ltd – Class H	1,257,926
1,992,500	Anhui Conch Cement Co Ltd – Class H	6,600,759
708,000	ANTA Sports Products Ltd	2,093,354
1,695,000	BAIC Motor Corp Ltd – Class H	1,654,316
768,000	Beijing Capital International Airport Co Ltd – Class H	1,121,078
182,000	Beijing Capital Land Ltd – Class H	87,747
4,000	Beijing Enterprises Holdings Ltd	18,952
7,530,000	Belle International Holdings Ltd	5,871,759
43,275	Changyou.com Ltd ADR *	1,685,994
60,000	Chaowei Power Holdings Ltd	32,763
1,974,000	China BlueChemical Ltd – Class H	500,518
717,000	China Cinda Asset Management Co Ltd – Class H	271,186
63,000	China Communications Construction Co Ltd – Class H	84,984
4,402,000	China Communications Services Corp Ltd – Class H	2,613,220
1,126,000	China Everbright Ltd	2,526,525
264,000	China Evergrande Group	472,980
1,159,000	China Greenfresh Group Co Ltd	484,729
3,312,000	China Jinmao Holdings Group Ltd	1,082,353
1,838,000	China Lesso Group Holdings Ltd	1,405,124
1,759,000	China Machinery Engineering Corp – Class H	1,304,089
10,074,000	China National Building Material Co Ltd – Class H	5,591,018
1,063,000	China National Materials Co Ltd – Class H	320,376
15,524,000	China Petroleum & Chemical Corp – Class H	12,716,568
3,327,000	China Railway Construction Corp Ltd – Class H	4,566,168
464,000	China Resources Cement Holdings Ltd	229,683
1,000,000	China Resources Power Holdings Co Ltd	2,061,613
750,000	China SCE Property Holdings Ltd	282,817
2,090,000	China Shenhua Energy Co Ltd – Class H	5,082,516
19,854,000	China Telecom Corp Ltd – Class H	9,844,713
2,900	China Yuchai International Ltd *	52,838
3,450,000	CIFI Holdings Group Co Ltd	1,350,306
2,497,000	CNOOC Ltd	2,834,996
6,961,000	Country Garden Holdings Co Ltd	8,226,633
1,958,000	Datang International Power Generation Co Ltd – Class H	715,639
3,754,000	Dongfeng Motor Group Co Ltd – Class H	4,224,874

Shares	Description	Value ($)
	China — continued
248,000	Future Land Development Holdings Ltd	75,735
4,411,000	Great Wall Motor Co Ltd – Class H	4,711,085
1,549,000	Greentown China Holdings Ltd *	1,628,715
1,398,000	Guangdong Investment Ltd	2,016,014
230,000	Guangshen Railway Co Ltd – Class H	125,665
3,506,800	Guangzhou R&F Properties Co Ltd – Class H	5,667,360
95,000	Haitian International Holdings Ltd	220,472
98,000	Harbin Electric Co Ltd – Class H *	55,290
513,000	Hi Sun Technology China Ltd *	86,867
254,000	Hisense Kelon Electrical Holdings Co Ltd – Class H	364,275
47,000	Hua Hong Semiconductor Ltd	61,657
3,323,000	Huabao International Holdings Ltd *	1,930,232
150,000	IGG Inc	204,293
1,548,000	Jiangsu Expressway Co Ltd – Class H	2,247,621
1,205,000	Kingboard Chemical Holdings Ltd	4,443,312
1,226,000	Kingboard Laminates Holdings Ltd	1,444,503
22,000	Kunlun Energy Co Ltd *	19,723
2,733,000	KWG Property Holding Ltd	2,163,371
2,021,000	Lee & Man Paper Manufacturing Ltd	1,754,593
1,324,000	Longfor Properties Co Ltd	2,691,616
1,772,000	Lonking Holdings Ltd	497,432
72,000	Minth Group Ltd *	292,361
420,000	Nexteer Automotive Group Ltd	641,320
784,000	Nine Dragons Paper Holdings Ltd	928,421
1,846,000	Poly Property Group Co Ltd *	781,823
132,000	Powerlong Real Estate Holdings Ltd	57,900
369,000	Q Technology Group Co Ltd *	278,636
45,000	Road King Infrastructure Ltd	62,114
40,000	Shanghai Fosun Pharmaceutical Group Co Ltd – Class H	153,235
638,000	Shanghai Industrial Holdings Ltd	1,991,921
817,100	Shanghai Pharmaceuticals Holding Co Ltd – Class H	2,362,532
950,000	Shenzhen Expressway Co Ltd – Class H *	907,670
2,352,000	Shimao Property Holdings Ltd	4,009,820
3,136,500	Sino-Ocean Group Holding Ltd	1,581,043
1,831,500	Sinopec Engineering Group Co Ltd – Class H	1,682,036
182,800	Sinopharm Group Co Ltd – Class H	834,495
12,000	Sinotrans Ltd – Class H	5,619
1,075,000	Sinotruk Hong Kong Ltd	661,770
4,400,000	Skyworth Digital Holdings Ltd	2,398,000
4,000	SOHO China Ltd *	2,001
84,576	Sohu.com Inc *	3,796,617
127,000	Spring Real Estate Investment Trust	53,465
389,500	Sun Art Retail Group Ltd	359,477
267,500	Texhong Textile Group Ltd	330,104
706,000	Tianjin Port Development Holdings Ltd	117,738
810,000	Tianneng Power International Ltd	633,567
1,788,000	TravelSky Technology Ltd – Class H	5,277,617
1,112,000	Weichai Power Co Ltd – Class H	1,801,271
937,000	Xinhua Winshare Publishing and Media Co Ltd – Class H	782,521

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	China — continued
1,564,000	Xtep International Holdings Ltd	581,974
166,500	Yingde Gases Group Co Ltd	128,413
4,720,000	Yuexiu Property Co Ltd	823,117
496,000	Yuexiu Transport Infrastructure Ltd	359,509
3,391,000	Yuzhou Properties Co Ltd	1,717,130
1,986,000	Zhejiang Expressway Co Ltd – Class H	2,327,853
336,500	Zhongsheng Group Holdings Ltd	516,748

	Total China	160,920,783

	Colombia — 0.0%
77,489	Almacenes Exito SA	414,493
114,900	Ecopetrol SA Sponsored ADR	1,049,037

	Total Colombia	1,463,530

	Czech Republic — 0.1%
139,957	CEZ AS	2,660,366
306	Philip Morris CR AS	183,835

	Total Czech Republic	2,844,201

	Denmark — 0.0%
12	AP Moeller – Maersk A/S – Class B	22,870
1,010	Dfds A/S	55,747
3,561	Schouw & Co AB	380,399

	Total Denmark	459,016

	Finland — 0.3%
11,015	Cramo Oyj	320,355
9,046	Kesko Oyj – B Shares	469,670
56,603	Neste Oyj	2,246,034
15,587	Orion Oyj – Class B	1,007,568
14,155	Sponda Oyj	66,067
264,308	UPM-Kymmene Oyj	7,447,722

	Total Finland	11,557,416

	France — 1.6%
114,147	Air France-KLM *	1,286,410
8,227	Alten SA *	733,534
10,246	APERAM SA	491,523
574,140	AXA SA	15,330,776
123,398	BNP Paribas SA	8,711,942
176	Cap Gemini SA	18,224
21,535	Christian Dior SE	6,153,445
103,139	CNP Assurances	2,268,985
2,010	Groupe Fnac SA *	139,903
17,261	IPSOS	678,791
12,422	LVMH Moet Hennessy Louis Vuitton SE	3,175,086
71,682	SCOR SE	2,820,245
140,416	Societe Generale SA	7,363,633
149,200	STMicroelectronics NV	2,457,324
303,237	TOTAL SA	16,019,404
19,061	Valeo SA	1,330,127

	Total France	68,979,352

Shares	Description	Value ($)
	Germany — 1.6%
20,008	ADVA Optical Networking SE *	225,743
82,591	Allianz SE (Registered)	15,886,376
63,089	BASF SE	5,963,696
121,075	Bayerische Motoren Werke AG	11,354,368
4,253	Cewe Stiftung & Co KGAA	375,479
8,626	Covestro AG	646,485
193,970	Daimler AG (Registered Shares)	14,105,282
274,032	Deutsche Lufthansa AG (Registered)	5,331,240
5,438	Diebold Nixdorf AG	435,394
161	Duerr AG	17,591
5,666	Hannover Rueck SE	675,464
25,935	HeidelbergCement AG	2,417,092
2,770	Henkel AG & Co KGaA	344,294
468	Isra Vision AG	84,462
16,003	RHOEN-KLINIKUM AG	481,759
1,261	RTL Group SA	98,221
172,267	RWE AG *	3,503,727
16,484	SAP AG	1,771,316
33,034	Software AG	1,585,724
32,463	STADA Arzneimittel AG	2,349,626
5,188	Suedzucker AG	111,043
14,728	Talanx AG	545,646
2,422	Washtec AG	188,348

	Total Germany	68,498,376

	Greece — 0.0%
12,055	FF Group *	269,181

	Hong Kong — 0.8%
25,600	ASM Pacific Technology Ltd	366,664
900,400	BOC Hong Kong Holdings Ltd	4,062,214
1,014,400	Champion (REIT)	661,074
120,900	Dah Sing Banking Group Ltd	252,849
4,000	Dah Sing Financial Holdings Ltd	30,579
128,170	Henderson Land Development Co Ltd	827,432
40,000	HKT Trust & HKT Ltd – Class SS	52,353
264,300	Hongkong Land Holdings Ltd	1,997,776
184,100	Hysan Development Co Ltd	869,193
244,800	Kerry Properties Ltd	865,329
904,400	Link (REIT)	7,133,395
89,800	Luk Fook Holdings International Ltd	305,286
629,200	Man Wah Holdings Ltd	629,499
29,700	New World Development Co Ltd	36,909
2,298,900	SJM Holdings Ltd	2,229,017
14,300	SmarTone Telecommunications Holdings Ltd	19,159
2,000	Swire Pacific Ltd – Class A	19,652
1,400	Television Broadcasts Ltd	5,274
8,000	Truly International Holdings Ltd	2,719
2,521,000	WH Group Ltd	2,361,721
750,100	Wharf Holdings Ltd (The)	6,372,309
365,500	Wheelock & Co Ltd	2,733,109
55,425	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	10,736

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — continued
1,481,400	Xinyi Glass Holdings Ltd	1,455,102
12,900	Yue Yuen Industrial Holdings Ltd	51,389

	Total Hong Kong	33,350,739

	Hungary — 0.0%
563,164	Magyar Telekom Telecommunications Plc	937,861
13,248	Richter Gedeon Nyrt	338,463

	Total Hungary	1,276,324

	India — 1.2%
107,913	Andhra Bank	98,141
14,333	Balmer Lawrie & Co Ltd	52,433
214,420	Bharat Electronics Ltd	573,258
194,592	Bharat Petroleum Corp Ltd	2,229,378
311,647	Canara Bank *	1,700,638
55,561	Claris Lifesciences Ltd (a)	282,270
373,759	Firstsource Solutions Ltd *	194,913
127,149	GAIL India Ltd	813,992
273,885	HCL Technologies Ltd	3,651,946
74,170	Hexaware Technologies Ltd	269,571
62,829	Hindustan Petroleum Corp Ltd	539,132
446,963	Hindustan Zinc Ltd	1,667,702
602,698	Housing Development & Infrastructure Ltd *	835,321
549,984	IFCI Ltd *	219,101
43,215	Indiabulls Housing Finance Ltd	770,676
97,637	Indian Bank	479,211
124,111	Indian Oil Corp Ltd	825,266
662,624	Infosys Ltd Sponsored ADR	10,005,622
322,148	Jaypee Infratech Ltd *	58,181
28,565	Jubilant Life Sciences Ltd	332,887
177,539	Karnataka Bank Ltd (The)	473,394
8,699	Maruti Suzuki India Ltd	973,402
3,290	Merck Ltd	53,129
32,268	MOIL Ltd	165,211
10,031	Mphasis Ltd	93,652
61,236	NIIT Technologies Ltd	498,777
764,101	NMDC Ltd	1,308,718
1,112,880	Oil & Natural Gas Corp Ltd	3,055,832
30,177	Oil India Ltd	143,529
669	Oracle Financial Services Software Ltd	36,544
56,731	Oriental Bank of Commerce	131,986
2,253,032	Power Finance Corp Ltd	4,665,803
136,994	PTC India Ltd	200,329
2,183,116	Rural Electrification Corp Ltd	6,539,813
112,759	Sonata Software Ltd	262,721
389,600	Syndicate Bank *	463,409
165,976	Tata Consultancy Services Ltd	6,536,986
37,383	Time Technoplast Ltd	82,933
23,839	Uflex Ltd	126,698
65,155	Wipro Ltd	542,055

	Total India	51,954,560

Shares	Description	Value ($)
	Indonesia — 0.0%
1,866,000	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	328,868
409,700	Barito Pacific Tbk PT *	99,274
618,300	Harum Energy Tbk PT *	97,760
273,900	Indo Tambangraya Megah Tbk PT	312,284
866,600	Ramayana Lestari Sentosa Tbk PT	84,456

	Total Indonesia	922,642

	Ireland — 0.0%
8,585	Smurfit Kappa Group Plc	241,716

	Israel — 0.2%
168	B Communications Ltd	3,413
504,069	Bank Hapoalim BM	3,354,414
42,300	Check Point Software Technologies Ltd *	4,739,715
216,685	El Al Israel Airlines	198,882
166,882	Israel Discount Bank Ltd – Class A *	434,550
44,830	Mizrahi Tefahot Bank Ltd	797,501
5,150	Nova Measuring Instruments Ltd *	125,487
7,969	Teva Pharmaceutical Industries Ltd	228,917

	Total Israel	9,882,879

	Italy — 0.2%
34,038	A2A SPA	56,325
38,149	ACEA SPA	623,849
6,949	ASTM SPA	119,414
30,415	Banca Mediolanum SPA	251,453
3,804	El.En. SPA	128,201
3,475	Eni SPA	55,235
17,770	EXOR NV	992,545
72,300	Fiat Chrysler Automobiles NV *	764,211
113,140	Hera SPA	372,634
302,992	Iren SPA	730,529
15,426	MARR SPA	375,913
87,047	Recordati SPA	3,502,223
67,755	Societa Cattolica di Assicurazioni SCRL	586,287
19,207	Societa Iniziative Autostradali e Servizi SPA	214,654

	Total Italy	8,773,473

	Japan — 3.5%
23,000	AOKI Holdings Inc	298,010
3,700	Arcs Co Ltd	80,015
83,100	Asahi Kasei Corp	799,263
2,000	Autobacs Seven Co Ltd	31,548
6,600	BML Inc	134,831
62,400	Brother Industries Ltd	1,383,641
13,700	Cawachi Ltd	341,861
32,700	Central Japan Railway Co	5,355,609
4,600	CKD Corp	70,386
22,200	Coca-Cola Bottlers Japan Inc	715,338
28,100	Cosmo Energy Holdings Co Ltd	409,825
400	Daiichi Sankyo Co Ltd	8,773

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
17,400	Daito Trust Construction Co Ltd	2,744,308
21,300	Daiwa House Industry Co Ltd	695,779
35,000	Daiwabo Holdings Co Ltd	128,024
117,300	DCM Holdings Co Ltd	1,027,291
91,800	Denka Co Ltd	461,954
8,500	Descente Ltd	103,204
32,500	DIC Corp	1,118,676
14,900	Doutor Nichires Holdings Co Ltd	319,225
10,500	DTS Corp	312,180
8,200	Ehime Bank Ltd (The)	101,103
14,600	Elecom Co Ltd	308,873
7,800	Exedy Corp	213,070
6,600	Fujicco Co Ltd	156,179
51,400	Fujitsu General Ltd	1,187,609
104,000	Fujitsu Ltd	758,028
5,300	Fuyo General Lease Co Ltd	286,557
154,300	Hanwa Co Ltd	1,073,316
48,300	Haseko Corp	612,875
67,600	Hazama Ando Corp	488,357
28,400	Hitachi Chemical Co Ltd	784,441
17,900	Hitachi High-Technologies Corp	709,903
6,700	Hitachi Transport System Ltd	151,131
919,400	ITOCHU Corp	13,049,401
13,400	Itochu Techno-Solutions Corp	457,198
36,100	Japan Airlines Co Ltd	1,058,253
44,800	K’s Holdings Corp	922,316
7,000	Kandenko Co Ltd	71,430
7,400	Kaneka Corp	56,136
452,000	Kanematsu Corp	886,005
1,400	Kasai Kogyo Co Ltd	17,123
11,100	Kawasaki Kisen Kaisha Ltd *	28,754
371,100	KDDI Corp	10,299,545
2,100	Keihin Corp	28,820
1,400	Kokuyo Co Ltd	18,600
400	Kuroda Electric Co Ltd	7,637
17,300	Kyowa Exeo Corp	287,407
800	Kyudenko Corp	28,389
369,100	Marubeni Corp	2,277,977
24,600	MCJ Co Ltd	279,149
54,500	Medipal Holdings Corp	1,002,777
520,700	Mitsubishi Chemical Holdings Corp	3,948,571
173,300	Mitsubishi Corp	3,467,883
205,100	Mitsubishi Electric Corp	2,827,577
18,800	Mitsubishi Gas Chemical Co Inc	388,124
123,600	Mitsubishi Tanabe Pharma Corp	2,748,959
1,328,900	Mitsubishi UFJ Financial Group Inc	8,246,222
72,500	Mitsubishi UFJ Lease & Finance Co Ltd	369,780
410,600	Mitsui & Co Ltd	5,541,641
10,000	Mitsui Chemicals Inc	49,725
31,000	Mitsui Engineering & Shipbuilding Co Ltd	42,555
6,000	Mitsui Sugar Co Ltd	177,895
1,200	NHK Spring Co Ltd	12,633

Shares	Description	Value ($)
	Japan — continued
7,000	Nichias Corp	83,159
22,200	Nichiha Corp	804,530
16,000	Nichirei Corp	458,066
46,000	Nippon Corp	935,942
43,000	Nippon Light Metal Holdings Co Ltd	100,543
309,200	Nippon Telegraph & Telephone Corp	14,869,947
2,500	Nippon Signal Co Ltd	23,986
4,700	Nishi-Nippon Financial Holdings Inc	45,981
168,500	Nissan Motor Co Ltd	1,615,251
51,500	Nissin Electric Co Ltd	587,318
19,800	Noritsu Koki Co Ltd	166,715
2,600	Okamura Corp	23,407
23,400	Open House Co Ltd	726,070
3,800	ORIX Corp	59,969
103,500	Osaka Gas Co Ltd	408,799
19,000	Osaki Electric Co Ltd	148,466
155,500	Otsuka Holdings Co Ltd	7,014,137
58,500	PanaHome Corp	649,198
59,900	Pola Orbis Holdings Inc	1,676,751
2,200	Press Kogyo Co Ltd	9,880
63,000	Prima Meat Packers Ltd	351,127
204,900	Resona Holdings Inc	1,046,065
900	Rock Field Co Ltd	16,349
4,100	Roland DG Corp	96,996
13,400	Seiko Epson Corp	280,858
169,600	Sekisui Chemical Co Ltd	2,980,054
53,000	Sekisui House Ltd	909,203
1,348,100	Sojitz Corp	3,248,568
59,700	Sumitomo Forestry Co Ltd	950,891
128,200	Sumitomo Heavy Industries Ltd	835,395
360,900	Sumitomo Mitsui Financial Group Inc	12,923,632
19,000	Sumitomo Osaka Cement Co Ltd	83,016
54,400	Sumitomo Rubber Industries Ltd	927,394
3,800	Sundrug Co Ltd	147,913
25,200	T-Gaia Corp	464,986
5,900	TIS Inc	171,346
44,600	Toho Holdings Co Ltd	904,729
16,400	Tokyo Electron Ltd	2,347,361
454,000	Tosoh Corp	3,861,899
3,200	Towa Corp	48,574
1,900	Toyoda Gosei Co Ltd	45,723
62,700	Toyota Tsusho Corp	1,921,995
10,000	TPR Co Ltd	336,491
16,200	TS Tech Co Ltd	455,632
7,200	TSI Holdings Co Ltd	47,448
3,000	TV Asahi Holdings Corp	52,494
11,800	UKC Holdings Corp	210,784
5,100	UT Group Co Ltd *	81,142
25,000	Wacoal Holdings Corp	320,484
700	Yellow Hat Ltd	16,857
12,300	Yuasa Trading Co Ltd	377,554

	Total Japan	148,840,740

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Malaysia — 0.0%
86,900	Oldtown Berhad	53,996
78,600	Padini Holdings Berhad	64,472

	Total Malaysia	118,468

	Mexico — 0.4%
306,178	Alpek SA de CV	374,389
426,100	Arca Continental SAB de CV	3,028,359
590,229	Bolsa Mexicana de Valores SAB de CV	1,009,777
15,500	Controladora Vuela Cia de Aviacion SAB de CV ADR *	202,275
392,200	Genomma Lab Internacional SAB de CV – Class B*	491,985
80,566	Gruma SAB de CV – Class B	1,048,317
32,000	Grupo Aeroportuario del Centro Norte SAB de CV	172,545
102,200	Grupo Aeroportuario del Pacifico SAB de CV – Class B	1,026,714
1,100	Grupo Aeroportuario del Sureste SAB de CV ADR	217,118
55,900	Grupo Aeroportuario del Sureste SAB de CV – Class B	1,103,520
88,800	Grupo Financiero Interacciones SA de CV – Class O	412,282
171,042	Grupo Herdez SAB de CV	361,880
1,100	Industrias Bachoco SAB de CV Sponsored ADR	60,258
50,300	OHL Mexico SAB de CV	56,515
2,465,438	Wal-Mart de Mexico SAB de CV	5,644,618

	Total Mexico	15,210,552

	Netherlands — 0.7%
60,600	AVG Technologies NV *	1,557,420
364	BinckBank NV	1,809
24,507	Heineken Holding NV	2,278,233
380,287	ING Groep NV	6,382,646
22,905	Philips Lighting NV	849,329
424,863	PostNL NV	2,075,393
125,693	Unilever NV CVA	7,160,049
198,789	Wolters Kluwer NV	8,725,503

	Total Netherlands	29,030,382

	New Zealand — 0.1%
640,296	Air New Zealand Ltd	1,302,214
96,763	Fletcher Building Ltd	518,469
242,035	Fletcher Building Ltd	1,284,789
105,492	SKY Network Television Ltd	269,963

	Total New Zealand	3,375,435

	Norway — 0.3%
8,812	Austevoll Seafood ASA	74,612
31,623	Bakkafrost P/F	1,173,015
76,856	BW LPG Ltd	312,461
143,765	DNB ASA	2,438,056

Shares	Description	Value ($)
	Norway — continued
308,876	Orkla ASA	3,090,513
11,320	Salmar ASA	306,336
19,206	SpareBank 1 Nord Norge	127,508
51,108	Statoil ASA	891,220
124,776	Storebrand ASA	816,208
203,374	Subsea 7 SA	2,923,744

	Total Norway	12,153,673

	Poland — 0.2%
53,945	Asseco Poland SA	701,647
75,092	Bank Millennium SA *	140,547
271,661	Enea SA *	825,654
66,040	Impexmetal SA *	79,087
155,527	KGHM Polska Miedz SA	4,428,371
20,505	PGE Polska Grupa Energetyczna SA	60,225
29,624	Polski Koncern Naftowy ORLEN SA	845,898
2,460,762	Tauron Polska Energia SA *	2,130,524

	Total Poland	9,211,953

	Portugal — 0.0%
110,837	CTT-Correios de Portugal SA	674,545

	Russia — 0.1%
12,930	Gazprom Neft PJSC	46,061
57,370	Novolipetsk Steel PJSC	113,818
26,405	Novolipetsk Steel PJSC GDR	498,731
361,430	Tatneft PJSC	2,500,867

	Total Russia	3,159,477

	Singapore — 0.2%
734,400	CapitaLand Commercial Trust (REIT)	880,558
67,400	China Aviation Oil Singapore Corp Ltd	82,824
497,000	Fortune Real Estate Investment Trust	611,581
199,800	Frasers Centrepoint Trust (REIT)	306,130
4,050,800	Golden Agri-Resources Ltd	1,068,487
120,300	Japfa Ltd	47,343
716,300	Mapletree Greater China Commercial Trust (REIT)	551,218
424,600	Mapletree Industrial Trust (REIT)	560,015
58,100	Mapletree Logistics Trust (REIT)	49,127
107,400	Parkway Life Real Estate Investment Trust	203,383
800	SATS Ltd	2,971
105,400	Venture Corp Ltd	985,135
936,000	Yangzijiang Shipbuilding Holdings Ltd	858,961
136,500	Yanlord Land Group Ltd	185,430

	Total Singapore	6,393,163

	South Africa — 1.1%
1,076	AECI Ltd	8,771
95,436	African Rainbow Minerals Ltd	593,039
18,875	Astral Foods Ltd	231,713
96,064	Aveng Ltd *	38,802

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	South Africa — continued
329,833	AVI Ltd	2,482,634
513,607	Barclays Africa Group Ltd	5,445,940
314,823	Barloworld Ltd	2,796,857
211,497	Bidvest Group Ltd (The)	2,759,031
118,298	Blue Label Telecoms Ltd	142,161
173,372	Clicks Group Ltd	1,808,981
254,239	Emira Property Fund Ltd (REIT)	266,850
16,386	KAP Industrial Holdings Ltd	11,203
123,878	Kumba Iron Ore Ltd *	1,489,216
246,858	Liberty Holdings Ltd	2,157,653
403,817	Merafe Resources Ltd	42,544
512,273	MMI Holdings Ltd	858,483
146,748	Mondi Ltd	3,857,187
206,147	Murray & Roberts Holdings Ltd	208,927
465,649	Nedbank Group Ltd	7,826,931
140,492	Raubex Group Ltd	256,548
213,591	Reunert Ltd	1,174,376
96,072	RMB Holdings Ltd	450,790
1,304,693	SA Corporate Real Estate Ltd (REIT)	550,478
22,259	Santam Ltd	415,745
71,887	Shoprite Holdings Ltd	1,143,592
224,352	Standard Bank Group Ltd	2,508,321
352,758	Telkom SA SOC Ltd	1,985,978
34,493	Truworths International Ltd	197,002
421,737	Tsogo Sun Holdings Ltd	771,648
312,494	Vodacom Group Ltd	3,939,895
44,944	Wilson Bayly Holmes-Ovcon Ltd	474,564

	Total South Africa	46,895,860

	South Korea — 1.8%
22,126	Daishin Securities Co Ltd	255,862
93,574	Daou Technology Inc	1,789,433
80,855	DGB Financial Group Inc	829,905
7,011	Dongbu Insurance Co Ltd	423,734
1,456	Douzone Bizon Co Ltd	42,821
7,930	E-MART Inc	1,722,391
58,348	Hana Financial Group Inc	2,134,120
21,960	Hankook Tire Co Ltd	1,194,683
15,111	Hanwha Corp	645,431
261,437	Hanwha Life Insurance Co Ltd	1,644,136
2,699	Hyundai Corp	52,786
6,966	Hyundai Department Store Co Ltd	721,802
548	Hyundai Home Shopping Network Corp	67,056
38,208	Hyundai Marine & Fire Insurance Co Ltd	1,287,862
4,350	Hyundai Mobis Co Ltd	1,066,094
57,266	Hyundai Motor Co	8,347,964
270,474	Industrial Bank of Korea	3,111,333
115,953	JB Financial Group Co Ltd	640,192
159,454	KB Financial Group Inc	7,621,884
235,708	Kia Motors Corp	8,223,105
3,295	Korea Petrochemical Ind Co Ltd	794,628
46,451	Korean Reinsurance Co	495,865

Shares	Description	Value ($)
	South Korea — continued
8,335	KT Hitel Co Ltd *	48,138
14,392	Kwangju Bank	162,450
150,353	LG Display Co Ltd	4,370,695
4,739	Lotte Shopping Co Ltd	1,211,418
949	LS Corp	62,244
34,424	Meritz Fire & Marine Insurance Co Ltd	577,691
6,347	NCSoft Corp	2,144,324
19,076	NHN Entertainment Corp *	1,205,397
2,127	Posco Daewoo Corp	45,872
2,181	Samjin Pharmaceutical Co Ltd	68,014
45,126	Samsung Card Co Ltd	1,691,487
4,042	Samsung Electronics Co Ltd	8,050,464
22,115	Seah Besteel Corp	561,313
2,417	SeAH Steel Corp	205,936
51,645	Shinhan Financial Group Co Ltd	2,277,521
6,750	Shinsegae Inc	1,467,597
500	SK Gas Ltd	53,366
6,436	SK Innovation Co Ltd	971,951
9,842	SL Corp	182,415
1,342	Ssangyong Information & Communication *	2,327
39,258	Tongyang Life Insurance Co Ltd	378,910
2,651	Unid Co Ltd	118,399
346,598	Woori Bank	4,733,323

	Total South Korea	73,704,339

	Spain — 0.6%
46,297	Ebro Foods SA	1,094,077
376,039	Endesa SA	9,396,659
438,475	Mapfre SA	1,561,209
850,712	Repsol SA	14,299,397

	Total Spain	26,351,342

	Sweden — 0.2%
16,930	Acando AB	60,743
40,828	Atlas Copco AB – A Shares	1,510,439
3,173	Axfood AB	53,037
11,963	Bilia AB – A Shares	238,678
5,782	Bufab AB	66,411
8,934	Granges AB	83,745
29,544	Intrum Justitia AB	999,664
11,522	KappAhl AB	63,048
1,025	NCC AB – B Shares	28,634
25,268	Nobina AB	160,080
7,609	Ratos AB – B Shares	37,355
354,753	Sandvik AB	5,554,306
1,216	Securitas AB – B Shares	19,363

	Total Sweden	8,875,503

	Switzerland — 0.9%
3,104	ALSO Holding AG (Registered) *	423,957
1,123	Autoneum Holding AG	319,625
5,381	BKW AG	327,472

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
642	Bossard Holding AG (Registered)	126,520
1,177	Burkhalter Holding AG	170,183
44	Emmi AG (Registered) *	34,144
1,646	EMS-Chemie Holding AG (Registered)	1,157,229
1,763	Georg Fischer AG (Registered)	1,663,950
108	Gurit Holding AG *	104,387
484	Inficon Holding AG (Registered) *	253,755
23	Intershop Holding AG	11,397
3,348	Kardex AG (Registered) *	356,788
375	Komax Holding AG (Registered)	104,619
17,442	Kuehne & Nagel International AG (Registered)	2,816,649
31,144	Logitech International SA (Registered)	1,138,027
66,270	Nestle SA (Registered)	5,658,234
17,556	Novartis AG (Registered)	1,436,698
2,116	Orior AG	164,826
79	Schweiter Technologies AG	99,485
544	Sika AG	3,508,150
10,644	Swiss Life Holding AG (Registered) *	3,555,466
132,060	Swiss Re AG	12,041,287

	Total Switzerland	35,472,848

	Taiwan — 1.6%
194,000	Catcher Technology Co Ltd	2,050,556
50,000	Channel Well Technology Co Ltd	47,549
138,000	China Motor Corp	127,779
54,000	China Synthetic Rubber Corp	54,607
67,000	Cyberlink Corp	159,672
61,000	Elite Material Co Ltd	253,069
158,000	Elitegroup Computer Systems Co Ltd	106,295
62,000	Formosa Advanced Technologies Co Ltd	56,525
416,490	Foxconn Technology Co Ltd	1,179,364
5,184,000	Fubon Financial Holding Co Ltd	7,904,371
372,000	Gigabyte Technology Co Ltd	479,764
46,000	Greatek Electronics Inc	68,323
5,337,300	Hon Hai Precision Industry Co Ltd	18,261,907
2,847,000	Inventec Corp	2,113,441
360,000	Lite-On Technology Corp	604,529
780,150	Mercuries Life Insurance Co Ltd *	410,948
43,000	Micro-Star International Co Ltd	99,954
98,000	Mitac Holdings Corp	120,043
196,000	OptoTech Corp	119,479
3,348,000	Pegatron Corp	10,305,915
122,000	Sheng Yu Steel Co Ltd	138,517
60,000	Shinkong Insurance Co Ltd	51,470
11,000	Sinmag Equipment Corp	61,034
235,000	Sunonwealth Electric Machine Industry Co Ltd	264,597
114,000	Syncmold Enterprise Corp	261,442
14,000	TaiDoc Technology Corp	43,655
151,000	Taiwan Semiconductor Co Ltd	217,606
1,455,000	Taiwan Semiconductor Manufacturing Co Ltd	9,863,693

Shares	Description	Value ($)
	Taiwan — continued
249,624	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	8,826,705
15,000	TOPBI International Holdings Ltd	50,596
209,000	Topco Scientific Co Ltd	647,130
36,000	Transcend Information Inc	123,235
357,000	Tripod Technology Corp	1,061,766
479,000	United Microelectronics Corp	198,134
30,000	Well Shin Technology Co Ltd	52,235
823,000	WPG Holdings Ltd	1,099,609
80,000	YC INOX Co Ltd	64,881

	Total Taiwan	67,550,395

	Thailand — 0.3%
266,300	AP Thailand Pcl (Foreign Registered)	59,794
13,800	AP Thailand Pcl NVDR	3,099
165,100	Bangkok Bank Pcl (Foreign Registered) (a)	901,282
817,300	Bangkok Expressway & Metro Pcl	173,927
164,900	GFPT Pcl (Foreign Registered)	91,040
18,600	GFPT Pcl NVDR	10,269
391,300	Kiatnakin Bank Pcl (Foreign Registered)	784,090
105,100	Kiatnakin Bank Pcl NVDR	210,600
37,200	Malee Group Pcl (Foreign Registered)	58,451
99,700	Mega Lifesciences Pcl (Foreign Registered)	76,839
152,000	PTT Exploration & Production Pcl (Foreign Registered)	402,092
199,900	PTT Exploration & Production Pcl NVDR	528,804
171,400	PTT Pcl (Foreign Registered)	1,979,900
71,000	PTT Pcl NVDR	820,145
1,757,300	Sansiri Pcl NVDR	104,197
37,900	Siam Cement Pcl (The) (Foreign Registered)	585,226
26,600	Siam Cement Pcl (The) NVDR	410,739
201,500	Sri Trang Agro-Industry Pcl NVDR	92,972
297,000	Supalai Pcl (Foreign Registered)	226,747
4,197,000	Thai Beverage Pcl	2,653,481
213,700	Thai Oil Pcl (Foreign Registered)	483,229
135,800	Thai Vegetable Oil Pcl (Foreign Registered)	119,625
835,700	Thanachart Capital Pcl (Foreign Registered)	1,152,253

	Total Thailand	11,928,801

	Turkey — 0.6%
17,956	Akbank TAS	48,543
2,683	Arcelik AS	18,585
2,482,145	Eregli Demir ve Celik Fabrikalari TAS	4,500,088
268,165	KOC Holding AS	1,219,866
90,907	Selcuk Ecza Deposu Ticaret ve Sanayi AS	100,529
1,761,949	Turkiye Halk Bankasi AS *	6,347,351
4,874,087	Turkiye Is Bankasi – Class C	9,691,851
142,469	Turkiye Sise ve Cam Fabrikalari AS	190,396
2,023,594	Turkiye Vakiflar Bankasi TAO – Class D *	3,680,141

	Total Turkey	25,797,350

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — 2.4%
55,823	3i Group Plc	644,424
256,637	AstraZeneca Plc	17,340,361
90,604	Berkeley Group Holdings Plc (The)	3,802,752
1,473,971	BP Plc	8,905,105
219,363	British American Tobacco Plc	15,693,798
6,312	Carillion Plc	16,576
7,368	Centrica Plc	19,314
130,896	Compass Group Plc	2,824,090
31,985	Computacenter Plc	349,070
68,271	Crest Nicholson Holdings Plc	556,386
18,301	Fenner Plc	73,903
144,410	Ferrexpo Plc	320,886
256,156	Firstgroup Plc *	494,050
18,613	Galliford Try Plc	299,977
185,647	GlaxoSmithKline Plc	4,063,658
58,032	Glencore Plc *	213,760
747	HSBC Holdings Plc	6,504
32,072	Hunting Plc *	209,598
13,634	IG Group Holdings Plc	102,577
18,803	Imperial Brands Plc	879,834
128,018	Inchcape Plc	1,348,909
366,489	Indivior Plc	1,539,923
40,168	Intermediate Capital Group Plc	456,864
718,573	Kingfisher Plc	3,005,566
6,529	Legal & General Group Plc	21,214
29,290	Lookers Plc	48,708
13,100	Mitie Group Plc	40,869
48,369	National Express Group Plc	231,062
142,861	Persimmon Plc	4,527,014
55,023	Reckitt Benckiser Group Plc	5,643,395
319,726	Royal Mail Plc	1,819,083
343,348	Sage Group Plc (The)	3,190,203
17,082	Spectris Plc	575,771
126,759	Unilever Plc	7,066,647
26,740	Vedanta Resources Plc	211,411
25,902	WH Smith Plc	596,012
139,689	Wm Morrison Supermarkets Plc	443,517
579,684	WPP Plc	13,044,370

	Total United Kingdom	100,627,161

	United States — 5.5%
43,215	3M Co.	8,836,171
100,274	Abbott Laboratories	4,578,511
64,282	Accenture Plc – Class A	8,001,181
19,775	Alphabet, Inc. – Class C *	19,080,106
103,348	American Express Co.	7,951,595
15,404	Amphenol Corp. – Class A	1,149,138
17,181	Analog Devices, Inc.	1,473,443
10,165	Anthem, Inc.	1,853,588
96,085	Apple, Inc.	14,677,945
6,200	Automatic Data Processing, Inc.	634,694
12,634	Becton Dickinson and Co.	2,390,732

Shares / Par Value†		Description	Value ($)
		United States — continued
	9,870	Cerner Corp. *	645,005
	209,684	Cisco Systems, Inc.	6,611,337
	127,613	Coca-Cola Co. (The)	5,802,563
	112,017	Cognizant Technology Solutions Corp. – Class A	7,495,057
	26,667	Costco Wholesale Corp.	4,811,527
	23,095	CVS Health Corp.	1,774,389
	22,085	Eli Lilly & Co.	1,757,303
	56,172	Emerson Electric Co.	3,320,889
	6,500	Genuine Parts Co.	602,030
	16,010	Honeywell International, Inc.	2,129,170
	11,797	Humana, Inc.	2,739,971
	19,596	Illinois Tool Works, Inc.	2,767,347
	1,056	Intuitive Surgical, Inc. *	965,902
	91,526	Johnson & Johnson	11,738,210
	21,423	Mastercard, Inc. – Class A	2,632,458
	8,106	McDonald’s Corp.	1,223,114
	93,211	Medtronic Plc	7,855,823
	272,016	Microsoft Corp.	18,997,597
	39,342	Monsanto Co.	4,619,538
	37,877	NIKE, Inc. – Class B	2,007,102
	293,359	Oracle Corp.	13,315,565
	15,237	PepsiCo, Inc.	1,780,748
	58,560	Pfizer, Inc.	1,911,984
	113,846	Philip Morris International, Inc.	13,638,751
	117,184	QUALCOMM, Inc.	6,711,128
	9,150	Rockwell Automation, Inc.	1,452,288
	39,084	Schlumberger Ltd.	2,719,856
	25,770	Stryker Corp.	3,684,079
	45,736	Teradata Corp. *	1,246,763
	30,082	Texas Instruments, Inc.	2,481,464
	15,074	TJX Cos., Inc. (The)	1,133,716
	65,780	UnitedHealth Group, Inc.	11,523,340
	39,806	United Technologies Corp.	4,827,672
	28,773	VF Corp.	1,547,987
	3,961	WW Grainger, Inc.	682,401
	13,673	Zimmer Biomet Holdings, Inc.	1,629,958

		Total United States	231,411,136

		TOTAL COMMON STOCKS (COST $1,180,263,187)	1,372,468,673

		DEBT OBLIGATIONS — 29.7%

		Ireland — 0.0%
		Asset Backed Securities — 0.0%
	1,030,077	ICE EM CLO, Series 07-1A, Class A3, 144A, Variable Rate, 6 mo. LIBOR + .85%, 2.05%, due 08/15/22	1,030,123

		Japan — 0.9%
		Foreign Government Obligations — 0.9%
JPY	1,900,000,000	Japan Treasury, Zero Coupon, due 07/10/17	17,157,781

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Japan — continued
		Foreign Government Obligations — continued
JPY	1,675,000,000	Japan Treasury, Zero Coupon, due 08/07/17	15,127,435
JPY	800,000,000	Japan Treasury, Zero Coupon, due 08/21/17	7,225,427

		Total Foreign Government Obligations	39,510,643

		Total Japan	39,510,643

		United States — 28.8%
		Asset-Backed Securities — 3.2%
	984,542	AccessLex Institute, Series 05-2, Class A3, Variable Rate, 3 mo. LIBOR + .18%, 1.23%, due 11/22/24	984,439
	1,410,500	Anchorage Capital CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.19%, 2.21%, due 07/13/25	1,410,710
	659,081	Apidos CLO X, Series 12-10A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.42%, 2.46%, due 10/30/22	659,289
	3,472,000	Atrium X, Series 10A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + .95%, 2.04%, due 07/16/25	3,472,000
	62,820	Babson CLO Ltd., Series 12-2A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.24%, 2.28%, due 05/15/23	62,874
	455,700	Babson CLO Ltd., Series 13-IA, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.13%, due 04/20/25	455,965
	2,604,000	Ballyrock CLO LLC, Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 2.23%, due 05/20/25	2,606,146
	2,291,308	Bear Stearns Commercial Mortgage Securities Trust, Series 07-PW17, Class A4, Variable Rate, 5.69%, due 06/11/50	2,303,297
	271,250	Black Diamond CLO Ltd., Series 17-IA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, due 04/24/29	271,248
	1,110,000	BlueMountain CLO II Ltd., Series 06-2A, Class B, 144A, Variable Rate, 3 mo. LIBOR + .44%, 1.37%, due 07/15/18	1,110,000
	4,273,500	BlueMountain CLO III Ltd., Series 07-3A, Class C, 144A, Variable Rate, 3 mo. LIBOR + .69%, 1.68%, due 03/17/21	4,272,970
	3,195,325	BlueMountain CLO Ltd., Series 13-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.24%, due 01/22/25	3,195,299
	1,365,029	Brentwood CLO Corp, Series 06-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .38%, 1.41%, due 02/01/22	1,364,233
	838,327	Bridgeport CLO II Ltd., Series 07-2A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .23%, 1.22%, due 06/18/21	838,155
	6,660,000	Brookside Mill CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.17%, due 04/17/25	6,659,973
	2,565,726	Carlyle Global Market Strategies CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.34%, due 02/14/25	2,565,767

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
515,375	Carlyle US CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .80%, due 07/20/31	515,375
410,079	Catamaran CLO Ltd., Series 12-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.19%, 2.19%, due 12/20/23	410,265
166,500	Cathedral Lake CLO Ltd., Series 15-2A, Class AX, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.27%, due 07/15/27	166,223
212,418	Cent CLO, Series 12-16A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.28%, due 08/01/24	212,748
1,250,739	Cent CLO, Series 13-17A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.34%, due 01/30/25	1,251,447
903,364	CIFC Funding III Ltd., Series 12-3A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.24%, due 01/29/25	903,356
418,810	COMM Mortgage Trust, Series 04-LB2A, Class H, 144A, Variable Rate, 6.27%, due 03/10/39	443,846
683,550	COMM Mortgage Trust, Series 14-CR18, Class A2, 2.92%, due 07/15/47	697,927
4,630,595	Commercial Mortgage Pass-Through Certificates, Series 12-CR3, Class A2, 1.77%, due 10/15/45	4,632,759
357,189	Denali Capital CLO VII Ltd., Series 07-1A, Class A1L, 144A, Variable Rate, 3 mo. LIBOR + .23%, 1.27%, due 01/22/22	356,597
434,000	Eastland CLO Ltd., Series 07-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + .40%, 1.43%, due 05/01/22	432,823
3,246,089	Fortress Credit BSL Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 2.20%, due 01/19/25	3,251,861
626,479	Galaxy XV CLO Ltd., Series 13-15A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.27%, due 04/15/25	626,836
265,970	Gallatin CLO VII Ltd., Series 14-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.27%, 2.29%, due 07/15/23	266,001
217,000	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.19%, due 04/25/25	216,998
722,642	Grayson CLO Ltd., Series 06-1A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .36%, 1.39%, due 11/01/21	721,547
1,085,000	GS Mortgage Securities Trust, Series 13-NYC5, Class A, 144A, 2.32%, due 01/10/30	1,088,594
540,115	GS Mortgage Securities Trust, Series 10-C1, Class A1, 144A, 3.68%, due 08/10/43	553,009
3,689,000	Higher Education Funding I, Series 05-1, Class A5, Variable Rate, 3 mo. LIBOR + .16%, 1.21%, due 02/25/32	3,673,558
2,080,154	Higher Education Funding I, Series 05-1, Class A4, Variable Rate, 3 mo. LIBOR + .14%, 1.19%, due 02/25/30	2,077,914

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
3,334,626	KKR CLO Trust, Series 12-1A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.43%, 2.39%, due 12/15/24	3,336,597
434,000	Mountain View CLO Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.16%, 2.18%, due 04/12/24	433,997
6,510,000	MP CLO III Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 2.21%, due 04/20/25	6,521,770
4,187,583	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 1.24%, due 03/27/28	4,168,815
6,510,000	National Collegiate Student Loan Trust, Series 07-2, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 1.22%, due 03/26/29	6,401,192
1,747,198	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + .24%, 1.23%, due 07/25/30	1,727,384
738,342	Neuberger Berman CLO XVII Ltd., Series 14-17A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, due 04/22/29	738,338
2,189,204	Newcastle CDO V Ltd., Series 04-5A, Class 3, 144A, Variable Rate, 3 mo. LIBOR + .90%, 1.90%, due 12/24/39	2,183,000
3,255,000	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .94%, 1.87%, due 06/02/25	3,248,490
1,736,000	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.05%, due 06/02/25	1,737,248
325,500	Oaktree CLO, Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, due 05/13/29	325,498
659,680	Octagon Investment Partners XIV Ltd., Series 12-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .88%, due 07/15/19	659,680
243,203	Octagon Investment Partners XV Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.29%, 2.31%, due 01/19/25	243,368
2,265,043	OFSI Fund V Ltd., Series 13-5A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + .93%, 1.95%, due 04/17/25	2,258,660
3,255,000	Palmer Square CLO Ltd., Series 13-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + .97%, due 05/15/25	3,254,980
3,874,738	Race Point VII CLO Ltd., Series 12-7A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.24%, due 11/08/24	3,874,707
6,148,898	SLM Private Credit Student Loan Trust, Series 07-A, Class A3, Variable Rate, 3 mo. LIBOR + .17%, 1.13%, due 12/15/26	6,131,907
894,257	SLM Private Education Loan Trust, Series 14-A, Class A2B, 144A, Variable Rate, 1 mo. LIBOR + 1.15%, 2.14%, due 01/15/26	902,202
277,393	SLM Private Education Loan Trust, Series 11-A, Class A2, 144A, 4.37%, due 04/17/28	283,219

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
3,603,454	SLM Private Education Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 4.24%, due 05/16/44	3,735,342
484,486	SLM Private Education Loan Trust, Series 12-C, Class A2, 144A, 3.31%, due 10/15/46	490,740
4,958,648	SLM Student Loan Trust, Series 07-6, Class A4, Variable Rate, 3 mo. LIBOR + .38%, 1.42%, due 10/25/24	4,944,985
2,180,188	SLM Student Loan Trust, Series 07-1, Class A5, Variable Rate, 3 mo. LIBOR + .90%, 1.13%, due 01/26/26	2,170,312
626,925	SMB Private Education Loan Trust, Series 16-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .65%, 1.64%, due 11/15/23	627,913
6,340,030	SMB Private Education Loan Trust, Series 17-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .45%, 1.44%, due 06/17/24	6,344,321
614,658	South Carolina Student Loan Corp., Series 08-1, Class A3, Variable Rate, 3 mo. LIBOR + .75%, 1.68%, due 03/02/20	615,051
980,033	South Carolina Student Loan Corp., Series 05, Class A3, Variable Rate, 3 mo. LIBOR + 0.14%, 1.07%, due 12/01/23	978,955
263,554	Symphony CLO V Ltd., Series 07-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .75%, 1.77%, due 01/15/24	263,552
161,195	Symphony CLO VIII LP, Series 12-8A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.11%, due 01/09/23	161,264
2,170,000	Telos CLO Ltd., Series 13-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.32%, due 07/17/24	2,172,639
206,150	THL Credit Wind River CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, due 07/20/30	206,150
695,485	Tryon Park CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.14%, due 07/15/25	696,345
182,257	Vibrant CLO Ltd., Series 12-1A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.34%, 2.36%, due 07/17/24	182,297
663,424	Wasatch Ltd., Series 06-1A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .24%, 1.28%, due 11/14/22	659,994
5,783,562	West CLO Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.24%, 2.28%, due 10/30/23	5,783,510
354,675	WhiteHorse VI Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.23%, due 02/03/25	354,672
360,762	Ziggurat CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, 0.00%, due 04/17/29	360,725

	Total Asset-Backed Securities	133,911,868

	Mortgage Backed Securities — 0.2%
651,000	Citigroup Commercial Mortgage Trust, Series 13-GC17, Class A2, 2.96%, due 11/10/46	659,714

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Mortgage Backed Securities — continued
325,500	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-CBM, Class A, 144A, Variable Rate, 1 mo. LIBOR + .90%, 1.89%, due 10/15/29	325,500
3,354,887	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-FL6, Class A, 144A, Variable Rate, 1 mo. LIBOR + 1.40%, 2.39%, due 11/15/31	3,361,306
3,073,176	JP Morgan Chase Commercial Mortgage Securities Trust, Series 07-LD12, Class A4, Variable Rate, 5.88%, due 02/15/51	3,072,242
1,302,320	JPMBB Commercial Mortgage Securities Trust, Series 14-C25, Class A1, 1.52%, due 11/15/47	1,300,559
516,685	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.27%, due 02/25/30	502,556

	Total Mortgage Backed Securities	9,221,877

	U.S. Government — 24.6%
126,909,602	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (b)	126,235,458
85,854,512	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (b)	86,378,653
135,522,878	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (b)	138,435,264
80,451,028	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (b)	78,805,000
24,525,784	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (b)	24,489,094
28,279,560	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (b)	32,072,301
15,000,000	U.S. Treasury Note, 1.00%, due 09/15/17	14,998,245
37,250,000	U.S. Treasury Note, 1.25%, due 12/31/18	37,250,000
12,250,000	U.S. Treasury Note, 1.50%, due 12/31/18	12,295,938
24,500,000	U.S. Treasury Note, 1.25%, due 01/31/19	24,493,312
25,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	25,097,650
25,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	24,785,150
75,000,000	U.S. Treasury Note, 1.13%, due 02/28/19	74,821,275
12,500,000	U.S. Treasury Note, 1.38%, due 02/28/19	12,522,463
24,500,000	U.S. Treasury Note, 1.25%, due 03/31/19	24,487,554
20,000,000	U.S. Treasury Note, 1.50%, due 03/31/19	20,083,600
24,000,000	U.S. Treasury Note, 1.07%, due 04/30/19	24,003,432
165,500,000	U.S. Treasury Note, 1.25%, due 04/30/19	165,383,653
20,000,000	U.S. Treasury Note, 3.13%, due 05/15/19	20,710,940
42,000,000	U.S. Treasury Note, 1.25%, due 05/31/19	41,968,836
25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19 (c)	25,166,025

	Total U.S. Government	1,034,483,843

	U.S. Government Agency — 0.8%
10,500,000	Federal Home Loan Banks, Variable Rate, 1 mo. LIBOR + .16%, 0.83%, due 02/08/18	10,498,887
10,500,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + .22%, 0.96%, due 11/09/18	10,496,986
3,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.24%, 0.87%, due 03/06/19	2,996,424

Par Value†	Description	Value ($)
	United States — continued
	U.S. Government Agency — continued
349,192	Government National Mortgage Association, Series 12-H15, Class FA, Variable Rate, 1 mo. LIBOR + .45%, 1.28%, due 05/20/62	349,711
4,340,000	Government National Mortgage Association, Series 17-H12, Class FE, Variable Rate, 1 mo. LIBOR + .20%, due 06/20/66	4,337,287
1,817,449	Government National Mortgage Association, Series 17-H05, Class FJ, Variable Rate, 1 mo. LIBOR + .27%, 1.10%, due 01/20/67	1,816,702

	Total U.S. Government Agency	30,495,997

	Total United States	1,208,113,585

	TOTAL DEBT OBLIGATIONS (COST $1,243,674,554)	1,248,654,351

	PREFERRED STOCKS — 1.2%

	Brazil — 0.8%
127,380	Banco Bradesco SA	1,083,298
33,300	Banco do Estado do Rio Grande do Sul SA – Class B	142,525
64,100	Bradespar SA	378,743
313,500	Centrais Eletricas Brasileiras SA – Class B	1,672,155
14,200	Cia de Saneamento do Parana	45,857
2,420,600	Cia Energetica de Minas Gerais	5,714,978
186,600	Cia Energetica de Sao Paulo – Class B	945,124
302,460	Itau Unibanco Holding SA	3,322,812
3,926,597	Itausa – Investimentos Itau SA	10,860,194
786,400	Metalurgica Gerdau SA *	1,083,868
972,100	Vale SA	7,747,480

	Total Brazil	32,997,034

	Chile — 0.0%
7,082	Sociedad Quimica y Minera de Chile SA – Class B	255,101

	Germany — 0.1%
13,184	Bayerische Motoren Werke AG	1,085,671
824	Draegerwerk AG & Co KGaA	96,644
1,256	Jungheinrich AG	47,350
61,983	Porsche Automobil Holding SE	3,555,132

	Total Germany	4,784,797

	Russia — 0.0%
134,100	Sberbank of Russia PJSC	294,125

	South Korea — 0.3%
3,243	Hyundai Motor Co	307,306
28,268	Hyundai Motor Co 2nd Preference	2,868,660
5,538	Samsung Electronics Co Ltd	8,627,877
627	Samsung Electronics Co Ltd GDR (Registered)	487,883

	Total South Korea	12,291,726

	TOTAL PREFERRED STOCKS (COST $34,010,949)	50,622,783

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares/ Par Value†	Description	Value ($)
	MUTUAL FUNDS — 32.8%

	United States — 32.8%
	Affiliated Issuers — 32.8%
6,145,847	GMO Emerging Country Debt Fund, Class IV	184,928,550
16,816,454	GMO Emerging Markets Fund, Class VI	536,781,224
8,024,991	GMO Opportunistic Income Fund, Class VI	210,094,275
5,579,235	GMO SGM Major Markets Fund, Class VI	185,676,927
11,968,099	GMO Special Opportunities Fund, Class VI	260,306,159

	TOTAL MUTUAL FUNDS (COST $1,254,562,043)	1,377,787,135

	SHORT-TERM INVESTMENTS — 5.1%

	Money Market Funds — 0.1%
5,163,306	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (d)	5,163,306

	Repurchase Agreements — 3.7%
156,528,509	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 05/31/17, maturing on 06/01/17 with a maturity value of $156,532,379 and an effective yield of 0.89%, collateralized by a U.S. Treasury Note with maturity date 08/31/21 and a market value of $159,808,887.	156,528,509

	U.S. Government — 1.3%
8,000,000	U.S. Treasury Bill, 1.05%, due 11/16/17 (e)	7,961,408
27,250,000	U.S. Treasury Note, 1.00%, due 12/15/17	27,227,655

Par Value†	Description	Value ($)
	U.S. Government — continued
20,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	19,932,820

	Total U.S. Government	55,121,883

	TOTAL SHORT-TERM INVESTMENTS (COST $216,895,721)	216,813,698

	TOTAL INVESTMENTS — 101.5% (Cost $3,929,406,454)	4,266,346,640
	Other Assets and Liabilities (net) — (1.5%)	(63,284,487)

	TOTAL NET ASSETS — 100.0%	$4,203,062,153

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/10/2017	GS	JPY	1,900,000,000	USD	16,772,021	$(413,148)
08/07/2017	MSCI	JPY	1,675,000,000	USD	14,903,878	(264,868)
08/21/2017	JPM	JPY	800,000,000	USD	7,225,304	(23,905)
06/15/2017	BCLY	KRW	186,901,776,500	USD	163,698,509	(3,301,091)

						$(4,003,012)

Reverse Repurchase Agreements

Average balance outstanding	$(67,281,547)
Average interest rate	(0.13)%
Maximum balance outstanding	$(74,759,766)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Swap Contracts

Interest Rate Swaps

Notional Amount	Expiration Date	Counter- party	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
$5,425,000	9/20/2018	JPMF (f)	(Pay)	1.50%	3 Month USD LIBOR	$(1,112)

					Premiums Paid (Received)	$1,504

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depository Receipt

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2017, which are subject to change based on the terms of the security.

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(e)	The rate shown represents yield-to-maturity.

(f)	Swap was cleared through the LCH.Clearnet Group Ltd.

Counterparty Abbreviations:

BCLY - Barclays Bank plc GS - Goldman Sachs International JPM - JPMorgan Chase Bank, N.A.	JPMF - J.P. Morgan Securities, LLC MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

JPY - Japanese Yen

KRW - Korean Won

USD - United States Dollar

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,270,252	GMO Alpha Only Fund, Class IV	70,833,654
19,000,840	GMO Asset Allocation Bond Fund, Class VI	424,668,771
5,505,965	GMO Core Plus Bond Fund, Class IV	118,598,495
2,776,508	GMO Emerging Country Debt Fund, Class IV	83,545,120
11,240,080	GMO Emerging Markets Fund, Class VI	358,783,362
22,726,251	GMO International Equity Fund, Class IV	502,250,147
2,703,489	GMO Opportunistic Income Fund, Class VI	70,777,342
8,404,465	GMO Quality Fund, Class VI	199,606,042
1,875,606	GMO Risk Premium Fund, Class VI	59,250,395
2,132,167	GMO SGM Major Markets Fund, Class VI	70,958,505
12,831,230	GMO U.S. Equity Allocation Fund, Class VI	193,366,629
8,934,315	GMO U.S. Treasury Fund	223,179,199

	TOTAL MUTUAL FUNDS (COST $2,367,995,181)	2,375,817,661

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
37,432	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 1.30%, due 02/25/36 @	22,105
37,799	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .50%, 1.52%, due 10/25/34 @	35,328
25,715	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.28%, due 02/26/34	23,079

	Total Asset-Backed Securities	80,512

	TOTAL DEBT OBLIGATIONS (COST $71,356)	80,512

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
351,476	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (a)	351,476

	TOTAL SHORT-TERM INVESTMENTS (COST $351,476)	351,476

	TOTAL INVESTMENTS — 100.0% (Cost $2,368,418,013)	2,376,249,649
	Other Assets and Liabilities (net) — (0.0%)	(114,419)

	TOTAL NET ASSETS — 100.0%	$2,376,135,230

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

The rates shown on variable rate notes are the current interest rates at May 31, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

@	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2017.

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,218,530	GMO Emerging Markets Fund, Class VI	70,815,483
14,840,575	GMO International Equity Fund, Class IV	327,976,712
6,493,336	GMO Quality Fund, Class VI	154,216,742
10,225,023	GMO U.S. Equity Allocation Fund, Class VI	154,091,093

	TOTAL MUTUAL FUNDS (COST $697,014,021)	707,100,030

	TOTAL INVESTMENTS — 100.0% (Cost $697,014,021)	707,100,030
	Other Assets and Liabilities (net) — 0.00%	211,778

	TOTAL NET ASSETS — 100.0%	$707,311,808

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
16,417,517	GMO Emerging Markets Fund, Class VI	524,047,138
41,945,757	GMO International Equity Fund, Class IV	927,001,225
17,535,192	GMO Quality Fund, Class VI	416,460,804
27,409,554	GMO U.S. Equity Allocation Fund, Class VI	413,061,982

	TOTAL MUTUAL FUNDS (COST $2,285,929,325)	2,280,571,149

	TOTAL INVESTMENTS — 100.0% (Cost $2,285,929,325)	2,280,571,149
	Other Assets and Liabilities (net) — 0.00%	683,756

	TOTAL NET ASSETS — 100.0%	$2,281,254,905

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 50.7%

	Australia — 0.7%
765,274	Adelaide Brighton Ltd	3,144,015
527,524	BHP Billiton Ltd	9,273,449
82,230	BlueScope Steel Ltd	702,143
51,024	BWP Trust (REIT)	115,193
17,692	CIMIC Group Ltd	532,427
41,434	Coca-Cola Amatil Ltd	287,561
119,389	Credit Corp Group Ltd	1,590,506
516,196	CSR Ltd	1,599,058
1,389,878	Dexus Property Group (REIT)	10,716,475
1,951,467	Downer EDI Ltd	9,262,508
890,813	Fairfax Media Ltd	824,116
1,132,292	Fortescue Metals Group Ltd	4,071,846
786,896	Genworth Mortgage Insurance Australia Ltd	1,673,213
872,154	GPT Group (The) (REIT)	3,391,984
319,855	Investa Office Fund (REIT)	1,120,928
408,287	Metcash Ltd *	622,083
84,452	Mineral Resources Ltd	632,548
2,699,867	Mirvac Group (REIT)	4,568,058
454,359	Nine Entertainment Co Holdings Ltd	438,672
938,277	OZ Minerals Ltd	5,088,038
567,394	Pact Group Holdings Ltd	2,589,937
41,615	Rio Tinto Ltd	1,937,562
993,020	Scentre Group (REIT)	3,137,845
388,390	Shopping Centres Australasia Property Group (REIT)	665,816
141,043	Sonic Healthcare Ltd	2,424,812
66,173	Star Entertainment Grp Ltd (The)	254,694
385,198	Tassal Group Ltd	1,287,390
1,531,049	Telstra Corp Ltd	5,003,146
129,137	Virtus Health Ltd	538,411
130,975	Wesfarmers Ltd	4,154,979

	Total Australia	81,649,413

	Austria — 0.2%
18,165	Oesterreichische Post AG	789,056
306,283	OMV AG	15,995,086
137,646	voestalpine AG	6,245,554

	Total Austria	23,029,696

	Belgium — 0.0%
231,456	AGFA-Gevaert NV *	1,058,911
1,891	Barco NV	187,808
131,118	bpost SA	3,191,138
385	Groupe Bruxelles Lambert SA	37,425

	Total Belgium	4,475,282

	Brazil — 0.8%
682,473	Banco Bradesco SA	5,704,938
1,135,500	Banco do Brasil SA	9,944,551

Shares	Description	Value ($)
	Brazil — continued
3,777,200	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	21,500,958
3,441,300	Centrais Eletricas Brasileiras SA *	14,622,561
298,100	Cia de Saneamento Basico do Estado de Sao Paulo	2,671,518
118,800	Grendene SA	965,540
4,681,900	JBS SA	11,675,994
159,900	M Dias Branco SA	2,673,277
3,314,000	MRV Engenharia e Participacoes SA	13,262,350
1,501,200	Transmissora Alianca de Energia Eletrica SA	10,530,830

	Total Brazil	93,552,517

	Canada — 0.9%
42,700	AGF Management Ltd – Class B	204,831
196,000	Air Canada *	2,582,670
899,200	Alignvest Acquisition II Corp *	6,663,206
87,700	Bank of Montreal	5,886,486
4,300	Bank of Montreal	288,702
97,100	Bird Construction Inc	602,360
104,600	Canadian Imperial Bank of Commerce	8,178,445
97,500	Canadian Tire Corp Ltd – Class A	11,097,901
17,600	Capital Power Corp	330,411
23,400	Celestica Inc *	321,677
137,400	CGI Group Inc – Class A *	6,811,769
68,100	Chorus Aviation Inc	373,054
269,600	CI Financial Corp	5,358,670
207,000	IAMGOLD Corp *	925,290
693,100	IAMGOLD Corp *	3,088,768
43,600	IGM Financial Inc	1,271,028
61,800	Industrial Alliance Insurance & Financial Services Inc	2,287,906
75,800	Medical Facilities Corp	899,488
668,300	Metro Inc	22,381,384
54,900	National Bank of Canada	2,165,357
91,000	Open Text Corp	2,970,123
99,500	Rogers Sugar Inc	461,831
49,600	Saputo Inc	1,655,965
249,900	Sun Life Financial Inc	8,204,512
16,200	Teck Resources Ltd – Class B	289,332
8,600	TFI International Inc	175,712
8,800	TMX Group Ltd	464,934
103,400	Toromont Industries Ltd	3,483,536
6,400	Toronto-Dominion Bank (The)	305,112
198,920	Transcontinental Inc – Class A	3,487,009
79,060	WestJet Airlines Ltd	1,347,856
7,600	Westshore Terminals Investment Corp	122,367
25,700	ZCL Composites Inc	234,959

	Total Canada	104,922,651

	Chile — 0.0%
160,250	Empresa Nacional de Telecomunicaciones SA	1,783,727
130,558	Enel Americas SA	24,736

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Chile — continued
130,558	Enel Chile SA	14,416

	Total Chile	1,822,879

	China — 7.7%
2,501,000	361 Degrees International Ltd	769,836
4,882,000	Agile Property Holdings Ltd	4,631,354
13,769,500	Anhui Conch Cement Co Ltd – Class H	45,615,636
3,836,000	ANTA Sports Products Ltd	11,341,955
9,597,000	BAIC Motor Corp Ltd – Class H *	9,366,649
2,558,000	Beijing Capital International Airport Co Ltd – Class H	3,734,007
45,995,000	Belle International Holdings Ltd	35,866,078
135,720	Changyou.com Ltd ADR *	5,287,651
13,359,000	China Communications Construction Co Ltd – Class H	18,020,662
24,506,000	China Communications Services Corp Ltd – Class H	14,547,835
4,832,000	China Everbright Ltd	10,842,068
2,904,000	China Foods Ltd	1,128,562
6,253,000	China Greenfresh Group Co Ltd	2,615,194
10,870,000	China Jinmao Holdings Group Ltd	3,552,288
9,241,000	China Lesso Group Holdings Ltd	7,064,606
6,029,000	China Machinery Engineering Corp – Class H	4,469,786
2,369,000	China Mengniu Dairy Co Ltd	4,788,823
58,264,000	China National Building Material Co Ltd – Class H	32,336,219
87,034,000	China Petroleum & Chemical Corp – Class H	71,294,366
22,617,500	China Railway Construction Corp Ltd – Class H	31,041,573
1,363,000	China Railway Group Ltd – Class H	1,128,516
12,120,000	China Resources Cement Holdings Ltd	5,999,479
3,894,963	China Resources Power Holdings Co Ltd	8,029,906
6,481,000	China SCE Property Holdings Ltd	2,443,916
4,824,000	China Shanshui Cement Group Ltd * (a)	—
9,832,500	China Shenhua Energy Co Ltd – Class H	23,910,928
324,000	China Shineway Pharmaceutical Group Ltd	372,022
126,774,000	China Telecom Corp Ltd – Class H	62,861,573
12,104,000	CIFI Holdings Group Co Ltd	4,737,423
743,877	CKH Food & Health Ltd *	929,597
19,867,000	CNOOC Ltd	22,556,214
29,578,000	Country Garden Holdings Co Ltd	34,955,802
694,000	Dah Chong Hong Holdings Ltd	318,763
222,000	Digital China Holdings Ltd *	174,291
16,350,000	Dongfeng Motor Group Co Ltd – Class H	18,400,823
2,872,000	Future Land Development Holdings Ltd	877,055
8,125,000	Geely Automobile Holdings Ltd	13,428,476
9,742,500	Great Wall Motor Co Ltd – Class H	10,405,293
8,294,500	Greentown China Holdings Ltd *	8,721,352
4,280,000	Guangdong Investment Ltd	6,172,060
1,114,000	Guangshen Railway Co Ltd – Class H	608,655
18,624,400	Guangzhou R&F Properties Co Ltd – Class H	30,099,003
2,890,000	Haitian International Holdings Ltd	6,707,001

Shares	Description	Value ($)
	China — continued
2,458,000	Harbin Electric Co Ltd – Class H *	1,386,760
1,662,000	Hi Sun Technology China Ltd. *	281,428
894,000	Hisense Kelon Electrical Holdings Co Ltd – Class H	1,282,135
630,000	Hopson Development Holdings Ltd	595,272
18,770,000	Huabao International Holdings Ltd *	10,902,938
8,062,000	Jiangsu Expressway Co Ltd – Class H	11,705,635
1,482,000	Ju Teng International Holdings Ltd	619,534
5,828,000	Kingboard Chemical Holdings Ltd	21,490,143
5,380,500	Kingboard Laminates Holdings Ltd	6,339,435
13,866,500	KWG Property Holding Ltd	10,976,356
10,916,000	Lee & Man Paper Manufacturing Ltd	9,477,061
8,977,000	Longfor Properties Co Ltd	18,249,727
6,717,000	Lonking Holdings Ltd	1,885,581
28,200	NetEase Inc ADR	8,030,796
2,462,000	Nine Dragons Paper Holdings Ltd	2,915,528
1,943,000	People’s Insurance Co Group of China Ltd (The) – Class H	836,893
10,965,000	Poly Property Group Co Ltd *	4,643,928
1,850,000	Q Technology Group Co Ltd *	1,396,958
3,975,000	Shanghai Industrial Holdings Ltd	12,410,477
5,259,400	Shanghai Pharmaceuticals Holding Co Ltd – Class H	15,206,827
5,920,000	Shenzhen Expressway Co Ltd – Class H *	5,656,215
3,910,000	Shenzhen International Holdings Ltd	6,336,783
12,099,000	Shimao Property Holdings Ltd	20,627,044
15,687,500	Sino-Ocean Group Holding Ltd	7,907,734
578,000	Sinofert Holdings Ltd	72,614
7,616,000	Sinopec Engineering Group Co Ltd – Class H	6,994,478
3,145,500	Sinotruk Hong Kong Ltd	1,936,369
22,143,532	Skyworth Digital Holdings Ltd	12,068,226
3,796,500	SOHO China Ltd *	1,899,605
471,650	Sohu.com, Inc. *	21,172,369
2,721,000	Texhong Textile Group Ltd	3,357,805
1,180,000	Tianjin Development Holdings Ltd	664,148
1,650,000	Tianjin Port Development Holdings Ltd	275,167
2,428,000	Tianneng Power International Ltd	1,899,136
9,680,000	TravelSky Technology Ltd – Class H	28,572,336
5,964,000	Weichai Power Co Ltd – Class H	9,660,773
1,509,000	Xinhua Winshare Publishing and Media Co Ltd – Class H	1,260,218
5,527,000	XTEP International Holdings Ltd	2,056,629
3,243,500	Yingde Gases Group Co Ltd	2,501,548
12,388,000	Yuexiu Property Co Ltd	2,160,334
1,653,000	Yuexiu Real Estate Investment Trust	998,729
11,901,000	Yuzhou Properties Co Ltd	6,026,414
10,874,000	Zhejiang Expressway Co Ltd – Class H	12,745,759
1,869,500	Zhongsheng Group Holdings Ltd	2,870,909

	Total China	882,508,050

	Colombia — 0.1%
409,003	Almacenes Exito SA	2,187,782

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Colombia — continued
766,600	Ecopetrol SA Sponsored ADR	6,999,058

	Total Colombia	9,186,840

	Czech Republic — 0.2%
1,140,659	CEZ AS	21,682,160
25,000	O2 Czech Republic AS	300,583

	Total Czech Republic	21,982,743

	Denmark — 0.0%
1,983	AP Moeller – Maersk A/S – Class B	3,779,344

	Finland — 0.2%
7,303	Cramo Oyj	212,397
17,674	Kesko Oyj – B Shares	917,637
166,412	Neste Oyj	6,603,307
33,403	Orion Oyj – Class B	2,159,223
83,477	Sponda Oyj	389,622
667,170	UPM-Kymmene Oyj	18,799,645

	Total Finland	29,081,831

	France — 1.9%
356,686	Air France-KLM *	4,019,768
5,926	Aubay	195,555
1,546,350	AXA SA	41,290,879
397,598	BNP Paribas SA	28,070,559
6,133	Casino Guichard Perrachon SA	378,106
110,323	Christian Dior SE	31,523,870
202,803	CNP Assurances	4,461,523
125,282	Credit Agricole SA	1,925,540
35,001	IPSOS	1,376,418
35,555	LVMH Moet Hennessy Louis Vuitton SE	9,087,923
30,244	Renault SA *	2,821,409
5,647	Rexel SA	99,600
167,585	SCOR SE	6,593,438
529,073	Societe Generale SA	27,745,409
389,500	STMicroelectronics NV	6,415,065
902,177	TOTAL SA	47,660,206
9,247	Vivendi SA	200,651

	Total France	213,865,919

	Germany — 1.6%
100,526	ADVA Optical Networking SE *	1,134,200
242,879	Allianz SE (Registered)	46,717,769
245,557	BASF SE	23,212,084
249,244	Bayerische Motoren Werke AG	23,374,008
6,123	Bechtle AG	786,795
2,053	Cewe Stiftung & Co KGAA	181,251
14,551	Covestro AG	1,090,540
551,211	Daimler AG (Registered Shares)	40,083,448
770,758	Deutsche Lufthansa AG (Registered)	14,994,949
14,095	Diebold Nixdorf AG	1,128,516

Shares	Description	Value ($)
	Germany — continued
25,076	Hannover Rueck SE	2,989,401
10,135	Henkel AG & Co KGaA	1,259,717
7,739	Merck KGaA	935,085
3,476	ProSiebenSat.1 Media SE	147,704
51,812	RHOEN-KLINIKUM AG	1,559,765
208,494	RWE AG *	4,240,546
47,183	SAP SE	5,070,129
76,471	Software AG	3,670,821
123,047	STADA Arzneimittel AG	8,905,966
12,979	Suedzucker AG	277,801
38,542	Talanx AG	1,427,912
2,662	Washtec AG	207,012

	Total Germany	183,395,419

	Hong Kong — 0.8%
81,700	ASM Pacific Technology Ltd	1,170,173
2,494,500	BOC Hong Kong Holdings Ltd	11,254,103
694,800	Dah Sing Banking Group Ltd	1,453,098
344,400	Dah Sing Financial Holdings Ltd	2,632,868
1,973,000	HKT Trust & HKT Ltd – Class SS	2,582,295
897,900	Hongkong Land Holdings Ltd	6,786,997
468,000	Hysan Development Co Ltd	2,209,572
1,051,000	Kerry Properties Ltd	3,715,118
2,438,000	Link (REIT)	19,229,564
216,000	Luk Fook Holdings International Ltd	734,318
1,758,800	Man Wah Holdings Ltd	1,759,635
738,000	Pacific Textiles Holdings Ltd	816,813
6,222,000	SJM Holdings Ltd	6,032,860
3,000	Sun Hung Kai Properties Ltd	44,364
46,000	Swire Pacific Ltd – Class A	451,992
3,046,500	WH Group Ltd	2,854,020
2,084,000	Wharf Holdings Ltd (The)	17,704,162
1,015,000	Wheelock & Co Ltd	7,589,892
232,500	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	45,035
4,044,000	Xinyi Glass Holdings Ltd	3,972,210

	Total Hong Kong	93,039,089

	Hungary — 0.1%
3,766,098	Magyar Telekom Telecommunications Plc	6,271,843
84,113	MOL Hungarian Oil & Gas Plc	6,838,631
38,783	Richter Gedeon Nyrt	990,839

	Total Hungary	14,101,313

	India — 2.4%
986,786	Allahabad Bank *	1,072,920
1,741,464	Andhra Bank	1,583,760
541,836	Bharat Electronics Ltd	1,448,615
175,825	Bharat Petroleum Corp Ltd	2,014,370
1,976,940	Canara Bank *	10,788,037
3,035,444	Firstsource Solutions Ltd *	1,582,962

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	India — continued
582,245	GAIL India Ltd	3,727,461
1,594,216	HCL Technologies Ltd	21,257,062
1,425,103	Hexaware Technologies Ltd	5,179,546
285,902	Hindustan Petroleum Corp Ltd	2,453,310
2,479,973	Hindustan Zinc Ltd	9,253,240
75,917	IDBI Bank Ltd *	70,703
2,474,118	IFCI Ltd *	985,631
512,844	Indiabulls Housing Finance Ltd	9,145,821
134,190	Indian Bank	658,616
687,858	Indian Oil Corp Ltd	4,573,855
34,879	Indraprastha Gas Ltd (b)	562,224
3,157,814	Infosys Ltd Sponsored ADR	47,682,991
2,814,128	Jaiprakash Associates Ltd *	521,058
2,763,046	Jaypee Infratech Ltd *	499,020
102,266	Jubilant Life Sciences Ltd	1,191,775
442,142	Karnataka Bank Ltd (The)	1,178,938
639,117	KPIT Technologies Ltd	1,143,298
241,264	MOIL Ltd	1,235,260
221,083	Mphasis Ltd	2,064,078
247,991	NIIT Ltd *	326,927
538,487	NIIT Technologies Ltd	4,386,061
3,349,383	NMDC Ltd	5,736,673
8,410,804	Oil & Natural Gas Corp Ltd	23,095,038
174,944	Oil India Ltd	832,078
1,379,856	Oriental Bank of Commerce	3,210,257
9,166,602	Power Finance Corp Ltd	18,983,110
404,295	PTC India Ltd	591,207
10,908,255	Rural Electrification Corp Ltd	32,677,124
497,950	Sonata Software Ltd	1,160,190
2,444,037	Syndicate Bank *	2,907,054
698,829	Tata Consultancy Services Ltd	27,523,471
2,552,707	Union Bank of India	6,156,228
1,204,232	Vedanta Ltd	4,452,452
973,166	Wipro Ltd	8,096,220
38,046	Zensar Technologies Ltd	508,746

	Total India	272,517,387

	Indonesia — 0.0%
5,370,300	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	946,474
4,575,600	Gajah Tunggal Tbk PT *	341,870
6,295,400	Harum Energy Tbk PT *	995,369
1,523,300	Indo Tambangraya Megah Tbk PT	1,736,774

	Total Indonesia	4,020,487

	Ireland — 0.0%
18,809	Smurfit Kappa Group Plc	529,579

	Israel — 0.6%
1,276,464	Bank Hapoalim BM	8,494,451
623,055	Bank Leumi Le-Israel BM *	3,047,669
135,100	Check Point Software Technologies Ltd *	15,137,955

Shares	Description	Value ($)
	Israel — continued
733,482	El Al Israel Airlines	673,218
460,436	Israel Discount Bank Ltd – Class A *	1,198,945
86,404	Mizrahi Tefahot Bank Ltd	1,537,079
521,600	Mobileye NV *	32,287,040
200	Orbotech Ltd *	7,136
9,100	SodaStream International Ltd *	482,118
62,103	Teva Pharmaceutical Industries Ltd	1,783,967

	Total Israel	64,649,578

	Italy — 0.4%
15,205	Amplifon SPA	216,681
512,252	Banca Mediolanum SPA	4,234,997
2,652,207	Enel SPA	14,198,295
580,425	Eni SPA	9,225,878
43,366	EXOR NV	2,422,213
180,324	Fiat Chrysler Automobiles NV *	1,906,025
523,944	Hera SPA	1,725,644
811,241	Iren SPA	1,955,942
3,824	La Doria SPA	47,667
169,837	Recordati SPA	6,833,171
1,201	Reply SPA	237,224
619,083	Saras SPA	1,501,758
162,096	Societa Cattolica di Assicurazioni SCRL	1,402,623

	Total Italy	45,908,118

	Japan — 3.7%
35,700	Advantest Corp	636,743
65,000	AOKI Holdings Inc	842,201
13,700	Aoyama Trading Co Ltd	494,147
10,600	Arcs Co Ltd	229,231
108,000	Asahi Glass Co Ltd	881,080
34,000	Asahi Kasei Corp	327,015
7,100	Autobacs Seven Co Ltd	111,996
10,100	BML Inc	206,332
154,000	Brother Industries Ltd	3,414,755
55,800	Central Japan Railway Co	9,138,929
16,000	Chiba Bank Ltd (The)	104,853
59,700	Coca-Cola Bottlers Japan Inc	1,923,680
3,800	Daicel Corp	45,031
101,900	Daiichi Sanyko Co Ltd	2,234,946
15,900	Daito Trust Construction Co Ltd	2,507,730
201,400	Daiwa House Industry Co Ltd	6,578,872
306,200	DCM Holdings Co Ltd	2,681,641
305,000	Denka Co Ltd	1,534,815
29,500	DIC Corp	1,015,414
75,422	FUJIFILM Holdings Corp	2,749,233
5,000	Fujitsu General Ltd	115,526
388,000	Fujitsu Ltd	2,828,029
30,000	Hanwa Co Ltd	208,681
163,000	Haseko Corp	2,068,295
146,600	Hazama Ando Corp	1,059,071

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
23,500	Hitachi Chemical Co Ltd	649,097
43,500	Hitachi High-Technologies Corp	1,725,182
8,000	Hitachi Transport System Ltd	180,455
58,300	Idemitsu Kosan Co Ltd	1,634,241
144,092	Inpex Corp	1,328,455
2,478,900	ITOCHU Corp	35,183,991
27,100	Itochu Techno-Solutions Corp	924,633
158,300	Japan Airlines Co Ltd	4,640,484
47,400	K’s Holdings Corp	975,843
18,000	Kaneka Corp	136,547
1,173,000	Kanematsu Corp	2,299,302
1,187,300	KDDI Corp	32,952,439
67,300	Keihin Corp	923,617
11,700	Kyowa Exeo Corp	194,373
2,242,000	Marubeni Corp	13,836,964
25,500	MCJ Co Ltd	289,362
120,004	Medipal Holdings Corp	2,208,023
1,247,700	Mitsubishi Chemical Holdings Corp	9,461,555
455,500	Mitsubishi Corp	9,114,949
404,000	Mitsubishi Electric Corp	5,569,679
52,800	Mitsubishi Gas Chemical Co Inc	1,090,049
319,900	Mitsubishi Tanabe Pharma Corp	7,114,822
3,772,100	Mitsubishi UFJ Financial Group Inc	23,407,008
1,231,074	Mitsui & Co Ltd	16,615,123
104,000	Mitsui Mining & Smelting Co Ltd	413,679
1,883,800	Mizuho Financial Group Inc	3,273,781
14,100	Morinaga & Co Ltd	840,307
7,900	Nichiha Corp	286,297
13,800	Nichirei Corp	395,082
107,000	Nippon Corp	2,177,083
4,000	Nippon Paper Industries Co Ltd	75,992
848,700	Nippon Telegraph & Telephone Corp	40,815,407
948,636	Nissan Motor Co Ltd	9,093,681
227,029	NTT DOCOMO Inc	5,579,227
144,000	Onward Holdings Co Ltd	1,037,622
17,000	Osaki Electric Co Ltd	132,838
395,700	Otsuka Holdings Co Ltd	17,848,837
146,000	PanaHome Corp	1,620,220
17,000	Sanyo Special Steel Co Ltd	89,154
475,900	Sekisui Chemical Co Ltd	8,362,073
175,500	Sekisui House Ltd	3,010,664
900	Shimamura Co Ltd	115,567
285,166	SoftBank Group Corp	23,152,856
4,090,100	Sojitz Corp	9,856,071
1,700	Sugi Holdings Co Ltd	90,563
209,600	Sumitomo Corp	2,672,103
67,000	Sumitomo Dainippon Pharma Co Ltd	1,022,710
104,700	Sumitomo Forestry Co Ltd	1,667,644
96,000	Sumitomo Heavy Industries Ltd	625,568
945,800	Sumitomo Mitsui Financial Group Inc	33,868,581
153,800	Sumitomo Rubber Industries Ltd	2,621,933
51,500	Suzuken Co Ltd	1,692,680

Shares	Description	Value ($)
	Japan — continued
46,400	Suzuki Motor Corp	2,182,877
3,737	TIS Inc	108,529
130,600	Toho Holdings Co Ltd	2,649,274
12,000	Token Corp	1,078,762
18,500	Tokyo Century Corp	700,539
38,700	Tokyo Electron Ltd	5,539,199
914,000	Tosoh Corp	7,774,836
189,100	Toyota Tsusho Corp	5,796,639
68,700	TS Tech Co Ltd	1,932,215
140,000	Tsubakimoto Chain Co	1,198,222
74,500	Valor Holdings Co Ltd	1,705,220
86,000	Wacoal Holdings Corp	1,102,464
29,700	Warabeya Nichiyo Holdings Co Ltd	824,489
2,000	Yamaguchi Financial Group Inc	22,894
6,400	Yokohama Rubber Co Ltd (The)	124,847

	Total Japan	421,573,665

	Malaysia — 0.0%
593,000	Ta Ann Holdings Berhad	480,655

	Mexico — 0.5%
1,631,903	Alpek SA de CV	1,995,462
1,937,562	Arca Continental SAB de CV	13,770,552
3,892,246	Bolsa Mexicana de Valores SAB de CV	6,658,943
171,600	Controladora Vuela Cia de Aviacion SAB de CV ADR *	2,239,380
1,098,800	Genomma Lab Internacional SAB de CV – Class B *	1,378,362
642,355	Gruma SAB de CV – Class B	8,358,263
173,200	Grupo Aeroportuario del Pacifico SAB de CV – Class B	1,739,988
7,400	Grupo Aeroportuario del Sureste SAB de CV ADR	1,460,612
67,435	Grupo Aeroportuario del Sureste SAB de CV – Class B	1,331,232
291,191	Grupo Financiero Interacciones SA de CV – Class O	1,351,947
445,813	Grupo Herdez SAB de CV	943,222
342,716	La Comer SAB de CV *	259,528
1,169,201	Macquarie Mexico Real Estate Management SA de CV (REIT) *	1,210,837
1,113,600	OHL Mexico SAB de CV	1,251,202
3,965,200	Wal-Mart de Mexico SAB de CV	9,078,322

	Total Mexico	53,027,852

	Netherlands — 0.6%
64,282	Heineken Holding NV	5,975,819
131,783	NXP Semiconductors NV *	14,482,952
1,072,585	PostNL NV	5,239,420
14,442	Unilever NV	820,017
364,684	Unilever NV CVA	20,774,070
536,296	Wolters Kluwer NV	23,539,795

	Total Netherlands	70,832,073

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	New Zealand — 0.1%
1,108,332	Air New Zealand Ltd	2,254,091
661,508	Fletcher Building Ltd	3,511,468
86,797	Fletcher Building Ltd	465,070
400,650	SKY Network Television Ltd	1,025,298

	Total New Zealand	7,255,927

	Norway — 0.2%
86,934	Bakkafrost P/F	3,224,706
233,681	BW LPG Ltd	950,040
65,033	DNB ASA	1,102,870
675,494	Orkla ASA	6,758,774
295	Salmar ASA	7,983
499,003	Statoil ASA	8,701,600
318,913	Storebrand ASA	2,086,132
279,279	Subsea 7 SA	4,014,969
38,524	Yara International ASA	1,435,206

	Total Norway	28,282,280

	Poland — 0.6%
369,344	Asseco Poland SA	4,803,952
1,312,074	Enea SA *	3,987,759
1,323,456	KGHM Polska Miedz SA	37,683,189
2,122	mBank SA *	240,949
1,162,139	PGE Polska Grupa Energetyczna SA	3,413,305
377,914	Polski Koncern Naftowy ORLEN SA	10,791,137
13,637,276	Tauron Polska Energia SA *	11,807,134

	Total Poland	72,727,425

	Portugal — 0.0%
406,670	CTT – Correios de Portugal SA	2,474,960
144,789	REN-Redes Energeticas Nacionais SGPS SA	467,359

	Total Portugal	2,942,319

	Russia — 0.1%
99,300	Aeroflot PJSC *	328,912
315,243	Tatneft PJSC Sponsored ADR	12,964,326

	Total Russia	13,293,238

	Singapore — 0.1%
3,146,100	CapitaLand Commercial Trust (REIT)	3,772,228
1,550,000	Fortune Real Estate Investment Trust	1,907,346
667,900	SATS Ltd	2,480,651
605,200	Sino Grandness Food Industry Group Ltd	98,306
23,300	Venture Corp Ltd	217,777
3,293,500	Yangzijiang Shipbuilding Holdings Ltd	3,022,424
298,200	Yanlord Land Group Ltd	405,094

	Total Singapore	11,903,826

	South Africa — 1.9%
155,950	AECI Ltd	1,271,245
2,691,606	African Phoenix Investments Ltd *	127,517

Shares	Description	Value ($)
	South Africa — continued
441,779	African Rainbow Minerals Ltd	2,745,215
193,072	Astral Foods Ltd	2,370,184
1,679,678	AVI Ltd	12,642,838
3,138,794	Barclays Africa Group Ltd	33,281,639
1,406,085	Barloworld Ltd	12,491,523
1,351,542	Bidvest Group Ltd (The)	17,631,202
582,837	Clicks Group Ltd	6,081,379
218,409	DataTec Ltd	864,341
3,261	Distell Group Ltd	36,288
1,912,051	Emira Property Fund Ltd (REIT)	2,006,895
1,105,293	Imperial Holdings Ltd	14,030,863
13,823	JSE Ltd	139,061
688,302	Kumba Iron Ore Ltd *	8,274,516
325,555	Lewis Group Ltd	825,932
826,993	Liberty Holdings Ltd	7,228,300
2,806,340	MMI Holdings Ltd	4,702,952
241,366	Mondi Ltd	6,344,167
1,037,361	Murray & Roberts Holdings Ltd	1,051,349
2,037,087	Nedbank Group Ltd	34,240,683
193,563	Omnia Holdings Ltd	2,267,279
340,486	Reunert Ltd	1,872,076
1,054,742	RMB Holdings Ltd	4,949,068
1,828,684	SA Corporate Real Estate Ltd (REIT)	771,561
6,876	Sanlam Ltd	36,006
70,539	Santam Ltd	1,317,500
482,739	Shoprite Holdings Ltd	7,679,504
284,140	SPAR Group Ltd (The)	3,703,557
1,430,537	Standard Bank Group Ltd	15,993,822
174,009	Super Group Ltd *	495,803
1,253,945	Telkom SA SOC Ltd	7,059,536
250,538	Truworths International Ltd	1,430,916
1,403,894	Tsogo Sun Holdings Ltd	2,568,692
27,890	Vukile Property Fund Ltd (REIT)	40,022
230,181	Wilson Bayly Holmes-Ovcon Ltd	2,430,483

	Total South Africa	221,003,914

	South Korea — 3.4%
4,806	Crown Confectionery Co Ltd *	81,774
3,732	Crown Haitai Holdings Co Ltd	96,257
628	Dae Han Flour Mills Co Ltd	104,324
59,514	Daelim Industrial Co Ltd	4,909,051
75,037	Daishin Securities Co Ltd	867,718
459,656	Daou Technology Inc	8,790,087
23,778	DGB Financial Group Inc	244,060
38,845	Dongbu Insurance Co Ltd	2,347,729
12,648	Douzone Bizon Co Ltd	371,978
53,245	E-MART Inc	11,564,781
115,032	Eugene Investment & Securities Co Ltd *	369,758
4,199	GOLFZON Co Ltd	218,222
266,512	Hana Financial Group Inc	9,747,866
216,444	Hankook Tire Co Ltd	11,775,137

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
10,666	Hansol Paper Co Ltd	185,791
89,391	Hanwha Corp	3,818,128
604,365	Hanwha Life Insurance Co Ltd	3,800,755
58,900	Harim Holdings Co Ltd	234,027
54,928	Hyundai Department Store Co Ltd	5,691,522
21,107	Hyundai Home Shopping Network Corp	2,582,769
179,909	Hyundai Marine & Fire Insurance Co Ltd	6,064,122
129,923	Hyundai Mobis Co Ltd	31,841,402
342,402	Hyundai Motor Co	49,913,729
892,069	Industrial Bank of Korea	10,261,702
594,405	JB Financial Group Co Ltd	3,281,791
3,630	Kangnam Jevisco Co Ltd	125,405
848,732	KB Financial Group Inc	40,569,298
990,208	Kia Motors Corp	34,545,217
7,955	Korea Petrochemical Ind Co Ltd	1,918,443
124,463	Korean Reinsurance Co	1,328,645
186,524	KT Hitel Co Ltd *	1,077,245
95,385	KT&G Corp	9,448,116
6,150	Kukdo Chemical Co Ltd	291,094
12,141	Kyobo Securities Co Ltd	105,286
3,301	LF Corp	88,141
971,135	LG Display Co Ltd	28,230,464
59,196	LOTTE Himart Co Ltd	3,437,325
56,917	Lotte Shopping Co Ltd	14,549,539
185,834	Meritz Fire & Marine Insurance Co Ltd	3,118,599
19,647	NCSoft Corp	6,637,708
91,790	NHN Entertainment Corp *	5,800,136
51,964	Poongsan Corp	1,919,896
40,794	Samjin Pharmaceutical Co Ltd	1,272,152
162,651	Samsung Card Co Ltd	6,096,753
12,591	Samsung Electronics Co Ltd	25,077,535
8	Samsung Electronics Co Ltd GDR	7,968
75,147	Seah Besteel Corp	1,907,346
19,020	SeAH Steel Corp	1,620,560
28,154	Shinsegae Inc	6,121,294
42,836	SK Innovation Co Ltd	6,469,001
34,672	SL Corp	642,624
156,908	Tongyang Life Insurance Co Ltd	1,514,442
4,408	Unid Co Ltd	196,870
1,096,386	Woori Bank	14,972,818

	Total South Korea	388,254,400

	Spain — 0.8%
1,371,584	Atlantica Yield Plc	28,652,390
109,113	Ebro Foods SA	2,578,527
843,595	Endesa SA	21,080,192
824,789	Mapfre SA	2,936,696
2,291,250	Repsol SA	38,513,025

	Total Spain	93,760,830

Shares	Description	Value ($)
	Sweden — 0.2%
134,192	Atlas Copco AB – A Shares	4,964,456
31,496	Atlas Copco AB – B Shares	1,039,554
95,019	Axfood AB	1,588,247
10,537	Boliden AB	288,070
5,321	Fastighets AB Balder – B Shares *	133,361
47,580	Intrum Justitia AB	1,609,938
103	JM AB	3,870
3,807	NCC AB – B Shares	106,351
696,095	Sandvik AB	10,898,638
23,685	Wihlborgs Fastigheter AB	484,152

	Total Sweden	21,116,637

	Switzerland — 1.2%
120,588	Actelion Ltd (Registered) *	34,612,012
19,190	Adecco Group AG (Registered)	1,432,534
2,647	ALSO Holding AG (Registered) *	361,538
16,442	Ascom Holding AG (Registered)	326,182
9,299	BKW AG	565,910
2,143	Bobst Group SA (Registered)	216,348
954	Bossard Holding AG (Registered) – A Shares	188,006
2,206	Emmi AG (Registered) *	1,711,870
7,224	EMS-Chemie Holding AG (Registered)	5,078,873
5,272	Georg Fischer AG (Registered)	4,975,803
196	Gurit Holding AG *	189,442
9,168	Kardex AG (Registered) *	977,011
3,304	Komax Holding AG (Registered)	921,758
69,450	Kuehne & Nagel International AG (Registered)	11,215,244
62,111	Logitech International SA (Registered)	2,269,587
189,689	Nestle SA (Registered)	16,195,938
50,252	Novartis AG (Registered)	4,112,381
3,189	Orior AG	248,408
1,915	Sika AG	12,349,462
15,381	Swiss Life Holding AG (Registered) *	5,137,789
353,674	Swiss Re AG	32,248,146
9,109	UBS Group AG (Registered) *	145,184

	Total Switzerland	135,479,426

	Taiwan — 3.3%
49,539	Addcn Technology Co Ltd	471,559
2,374,000	Asustek Computer Inc	22,485,804
1,094,000	BES Engineering Corp	223,647
1,470	Chunghwa Telecom Co Ltd	5,265
7,048,000	Compal Electronics Inc	4,708,241
91,000	Cyberlink Corp	216,868
709,000	Elitegroup Computer Systems Co Ltd	476,984
4,218,582	Foxconn Technology Co Ltd	11,945,650
11,655,000	Fubon Financial Holding Co Ltd *	17,771,111
2,234,000	Gigabyte Technology Co Ltd	2,881,165
36,000	Grape King Bio Ltd	223,173
31,288,663	Hon Hai Precision Industry Co Ltd	107,056,126

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
18,867,000	Innolux Corp	8,521,030
10,312,000	Inventec Corp	7,655,006
430,000	Kinik Co	1,045,135
7,490,475	Lite-On Technology Corp	12,578,365
2,889,600	Mercuries Life Insurance Co Ltd *	1,522,111
1,413,000	Novatek Microelectronics Corp	5,606,167
385,000	Nuvoton Technology Corp	562,945
13,812,000	Pegatron Corp	42,516,515
528,000	Phison Electronics Corp	5,712,591
10,094,000	Pou Chen Corp	13,921,554
4,069,808	Powertech Technology Inc	12,498,261
124,020	Radiant Opto-Electronics Corp	265,797
1,212,000	Sheng Yu Steel Co Ltd	1,376,086
534,000	Siliconware Precision Industries Co Ltd	901,821
1,297,000	Sunonwealth Electric Machine Industry Co Ltd	1,460,348
440,223	Taishin Financial Holding Co Ltd	196,728
5,339,400	Taiwan Business Bank	1,494,555
1,844,000	Taiwan Cement Corp	2,107,712
352,030	Taiwan Cooperative Financial Holding Co Ltd	181,995
1,419,000	Taiwan Semiconductor Co Ltd	2,044,916
1,599,273	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	56,550,293
262,000	Thinking Electronic Industrial Co Ltd	737,792
1,067,060	Topco Scientific Co Ltd	3,303,952
1,685,000	Tripod Technology Corp	5,011,418
1,005,000	United Integrated Services Co Ltd	2,402,518
22,821,000	United Microelectronics Corp	9,439,682
7,498,859	Wistron Corp	6,926,478
5,250,000	WPG Holdings Ltd	7,014,516

	Total Taiwan	382,021,880

	Thailand — 0.7%
1,972,900	AP Thailand Pcl (Foreign Registered)	442,985
102,500	AP Thailand Pcl NVDR	23,015
2,510,100	Kiatnakin Bank Pcl (Foreign Registered)	5,029,757
572,400	Kiatnakin Bank Pcl NVDR	1,146,979
9,504,200	Krung Thai Bank Pcl (Foreign Registered)	5,328,551
721,500	Mega Lifesciences Pcl (Foreign Registered)	556,059
2,140,400	PTT Exploration & Production Pcl (Foreign Registered)	5,662,091
843,700	PTT Exploration & Production Pcl NVDR	2,231,875
1,761,500	PTT Pcl (Foreign Registered)	20,347,691
201,500	PTT Pcl NVDR	2,327,595
24,300	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	36,218
9,565,700	Sansiri Pcl NVDR	567,187
5,650,400	SC Asset Corp Pcl (Foreign Registered)	577,200
619,600	Siam Cement Pcl (The) (Foreign Registered)	9,567,448

Shares	Description	Value ($)
	Thailand — continued
102,600	Siam Cement Pcl (The) NVDR	1,584,280
2,814,500	Supalai Pcl (Foreign Registered)	2,148,750
19,808,200	Thai Beverage Pcl	12,523,395
7,240,400	Thanachart Capital Pcl (Foreign Registered)	9,982,974

	Total Thailand	80,084,050

	Turkey — 1.2%
68,220	Aksa Akrilik Kimya Sanayii AS	221,741
7,239,340	Eregli Demir ve Celik Fabrikalari TAS	13,124,805
2,283,032	KOC Holding AS	10,385,370
9,534,567	Turkiye Halk Bankasi AS *	34,347,895
28,918,355	Turkiye Is Bankasi – Class C	57,502,541
2,735,262	Turkiye Sise ve Cam Fabrikalari AS	3,655,419
13,016,509	Turkiye Vakiflar Bankasi TAO – Class D *	23,672,037

	Total Turkey	142,909,808

	United Kingdom — 2.7%
201,751	3i Group Plc	2,329,024
698,328	AstraZeneca Plc	47,184,387
267,478	Berkeley Group Holdings Plc (The)	11,226,352
7,499,300	Booker Group Plc	19,289,281
486,855	British American Tobacco Plc	34,830,869
61,720	Carillion Plc	162,088
4,047,360	Centrica Plc	10,609,548
83,699	Cobham Plc	144,560
24,887	Coca-Cola HBC AG *	723,136
374,672	Compass Group Plc	8,083,575
124,534	Crest Nicholson Holdings Plc	1,014,910
758,278	Debenhams Plc	489,237
17,714	Galliford Try Plc	285,488
6,619	GlaxoSmithKline Plc	144,884
120,300	GlaxoSmithKline Plc Sponsored ADR	5,320,869
45,718	IG Group Holdings Plc	343,964
116,262	Imperial Brands Plc	5,440,154
543,476	Inchcape Plc	5,726,538
287,772	Indivior Plc	1,209,168
53,447	Intermediate Capital Group Plc	607,898
1,214,460	J Sainsbury Plc	4,399,475
23,959	Jupiter Fund Management Plc	152,496
1,957,659	Kingfisher Plc	8,188,274
555	Land Securities Group Plc (REIT)	7,659
90,927	Mondi Plc	2,376,985
477,643	Persimmon Plc	15,135,666
28,194	Plus500 Ltd	186,673
314,407	Reckitt Benckiser Group Plc	32,246,933
1,049,406	Royal Mail Plc	5,970,602
968,950	Sage Group Plc (The)	9,002,956
1,437,000	Sky Plc	18,370,619
49,557	Smiths Group Plc	1,025,055
100,686	Spectris Plc	3,393,753
19,353	Tate & Lyle Plc	183,954

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
357,834	Unilever Plc	19,948,775
33,355	Vedanta Resources Plc	263,711
50,002	WH Smith Plc	1,150,560
1,140,351	Wm Morrison Supermarkets Plc	3,620,651
1,344,540	WPP Plc	30,255,584

	Total United Kingdom	311,046,311

	United States — 10.8%
123,757	3M Co.	25,304,594
286,997	Abbott Laboratories	13,104,283
184,055	Accenture Plc – Class A	22,909,326
241,060	Alere, Inc. *	11,693,821
56,673	Alphabet, Inc. – Class C *	54,681,511
295,873	American Express Co.	22,764,469
920,193	American International Group, Inc.	58,551,881
44,077	Amphenol Corp. – Class A	3,288,144
49,130	Analog Devices, Inc.	4,213,389
28,970	Anthem, Inc.	5,282,679
275,085	Apple, Inc.	42,021,985
17,800	Automatic Data Processing, Inc.	1,822,186
36,181	Becton Dickinson and Co.	6,846,531
128,200	Cars.com, Inc. *	3,280,638
75,654	CDK Global, Inc.	4,649,695
28,303	Cerner Corp. *	1,849,601
4,928	Charter Communications, Inc. – Class A *	1,702,870
600,134	Cisco Systems, Inc.	18,922,225
365,203	Coca-Cola Co. (The)	16,605,780
320,531	Cognizant Technology Solutions Corp. – Class A	21,446,729
76,222	Costco Wholesale Corp.	13,752,735
140,900	CR Bard, Inc.	43,316,887
66,052	CVS Health Corp.	5,074,775
51,535	Cypress Semiconductor Corp.	720,975
3,221	DISH Network Corp. – Class A *	205,403
1,150	Donnelley Financial Solutions, Inc. *	26,197
24,108	EI du Pont de Nemours & Co.	1,902,603
63,136	Eli Lilly & Co.	5,023,732
160,700	Emerson Electric Co.	9,500,584
329,216	EnPro Industries, Inc.	21,994,921
184	Envision Healthcare Corp. *	10,048
34,137	F5 Networks, Inc. *	4,373,974
18,500	Genuine Parts Co.	1,713,470
45,898	Honeywell International, Inc.	6,103,975
33,560	Humana, Inc.	7,794,646
584,100	Huntsman Corp.	13,959,990
56,192	Illinois Tool Works, Inc.	7,935,434
2,953	Intuitive Surgical, Inc. *	2,701,050
261,935	Johnson & Johnson	33,593,164
1,249,050	Lattice Semiconductor Corp. *	8,680,897
866,900	Level 3 Communications, Inc. *	51,597,888
897,410	Liberty Media Corp.-Liberty SiriusXM *	37,395,075
1,150	LSC Communications, Inc.	24,461

Shares	Description	Value ($)
	United States — continued
61,324	Mastercard, Inc. – Class A	7,535,493
23,201	McDonald’s Corp.	3,500,799
404,100	Mead Johnson Nutrition Co.	36,134,622
266,873	Medtronic Plc	22,492,056
778,688	Microsoft Corp.	54,383,570
38,515	Mondelez International, Inc. – Class A	1,794,414
245,155	Monsanto Co.	28,786,100
24	Nexstar Media Group, Inc. – Class A	1,373
108,320	NIKE, Inc. – Class B	5,739,877
839,703	Oracle Corp.	38,114,119
280,000	Pandora Media, Inc. *	2,492,000
40,002	Panera Bread Co. – Class A *	12,580,229
43,610	PepsiCo, Inc.	5,096,701
39,316	Perrigo Co Plc	2,864,171
167,644	Pfizer, Inc.	5,473,577
325,773	Philip Morris International, Inc.	39,027,605
30,077	PPG Industries, Inc.	3,198,990
335,587	QUALCOMM, Inc.	19,219,067
1,195,882	Reynolds American, Inc.	80,423,064
26,300	Rockwell Automation, Inc.	4,174,336
126	Rockwell Collins, Inc.	13,740
111,907	Schlumberger Ltd.	7,787,608
73,723	Stryker Corp.	10,539,440
281,795	Swift Transportation Co. *	6,748,990
36,652	T-Mobile US, Inc. *	2,471,078
130,942	Teradata Corp. *	3,569,479
85,986	Texas Instruments, Inc.	7,092,985
388,900	Time Warner, Inc.	38,691,661
43,105	TJX Cos., Inc. (The)	3,241,927
765,011	Tribune Media Co. – Class A	29,223,420
34,862	Twitter, Inc. *	638,672
188,202	UnitedHealth Group, Inc.	32,969,226
114,065	United Technologies Corp.	13,833,803
82,202	VF Corp.	4,422,468
602,385	Western Refining, Inc.	21,806,337
130,200	WGL Holdings, Inc.	10,772,748
127,207	Williams Cos , Inc. (The)	3,638,120
11,296	WW Grainger, Inc.	1,946,075
928,705	Yahoo!, Inc. *	46,732,436
39,275	Zimmer Biomet Holdings, Inc.	4,681,973

	Total United States	1,242,199,570

	TOTAL COMMON STOCKS (COST $5,217,192,125)	5,848,214,221

	PREFERRED STOCKS — 2.2%

	Brazil — 1.6%
3,201,722	Banco Bradesco SA	27,228,910
1,074,300	Banco do Estado do Rio Grande do Sul SA – Class B	4,598,049
2,900,450	Bradespar SA	17,137,658
2,687,175	Centrais Eletricas Brasileiras SA – Class B	14,332,929

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	Brazil — continued
11,176,927	Cia Energetica de Minas Gerais	26,388,455
994,339	Cia Energetica de Minas Gerais Sponsored ADR	2,277,036
937,900	Cia Energetica de Sao Paulo – Class B	4,750,438
1,664,660	Itau Unibanco Holding SA	18,287,879
17,285,276	Itausa-Investimentos Itau SA	47,807,667
3,714,300	Metalurgica Gerdau SA *	5,119,294
1,387,700	Vale SA	11,059,745

	Total Brazil	178,988,060

	Germany — 0.2%
34,296	Bayerische Motoren Werke AG	2,824,194
913	Henkel AG & Co KGaA	128,230
19,265	Jungheinrich AG	726,279
228,724	Porsche Automobil Holding SE	13,118,822

	Total Germany	16,797,525

	India — 0.0%
48,169,280	Vedanta Ltd ADR	746,579

	Russia — 0.0%
2,366,000	Sberbank of Russia PJSC	5,189,413

	South Korea — 0.4%
64,989	Hyundai Motor Co	6,158,332
101,800	Hyundai Motor Co 2nd Preference	10,330,748
18,438	Samsung Electronics Co Ltd	28,725,315
3,201	Samsung Electronics Co Ltd GDR (Registered)	2,490,772

	Total South Korea	47,705,167

	TOTAL PREFERRED STOCKS (COST $194,472,553)	249,426,744

	RIGHTS/WARRANTS — 0.1%

	Singapore — 0.0%
630,200	Interoil Corporate Escrow *	2,520,800

	United States — 0.1%
2,616,810	Media General, Inc. CVR *	5,233,620
2,279,800	Safeway Casa Ley CVR *	877,723
2,279,800	Safeway PDC, LLC CVR *	34,197

	Total United States	6,145,540

	TOTAL RIGHTS/WARRANTS (COST $4,895,407)	8,666,340

	DEBT OBLIGATIONS — 39.1%

	Canada — 0.4%
	Corporate Debt — 0.4%
500,000	Canbriam Energy Inc, 144A, 9.75%, due 11/15/19	522,500

Par Value†	Description	Value ($)
	Canada — continued
	Corporate Debt — continued
1,750,000	Cenovus Energy Inc, 5.70%, due 10/15/19	1,876,324
18,352,800	Nortel Networks Ltd, due 07/15/11 (c)	18,169,272
26,379,600	Nortel Networks Ltd, 10.13%, due 07/15/13 (c)	26,973,141
2,500,000	Teck Resources Ltd, 6.13%, due 10/01/35	2,600,000

	Total Corporate Debt	50,141,237

	Total Canada	50,141,237

	Denmark — 0.2%
	Bank Loans — 0.2%
6,556,196	O.W. Bunker & Trading A/S, Ancillary Revolver, 0.00% (c)	5,916,967
6,021,934	O.W. Bunker & Trading A/S, Term Loan A, 1.75% (c)	5,434,795
14,916,627	O.W. Bunker & Trading A/S, Term Loan B, 2.25% (c)	13,462,256

	Total Bank Loans	24,814,018

	Total Denmark	24,814,018

	France — 0.0%
	Corporate Debt — 0.0%
1,250,000	Credit Agricole SA, 144A, 8.38%, due 10/29/49	1,387,500

	Hong Kong — 0.0%
	Corporate Debt — 0.0%
750,000	Studio City Co Ltd, 144A, 5.88%, due 11/30/19	789,375

	Ireland — 0.0%
	Asset Backed Securities — 0.0%
2,723,672	ICE EM CLO, Series 07-1A, Class A3, 144A, Variable Rate, 6 mo. LIBOR + .85%, 2.05%, due 08/15/22	2,723,795

	Italy — 0.0%
	Corporate Debt — 0.0%
1,000,000	Meccanica Holdings USA Inc, 144A, 6.25%, due 07/15/19	1,077,500
2,000,000	Intesa Sanpaolo SPA, 144A, 5.02%, due 06/26/24	1,950,154

	Total Corporate Debt	3,027,654

	Total Italy	3,027,654

	Japan — 1.3%
	Corporate Debt — 0.1%
3,000,000	SoftBank Group Corp, 144A, 4.50%, due 04/15/20	3,116,550
2,500,000	Komatsu Mining Corp, 5.13%, due 10/15/21	2,780,075

	Total Corporate Debt	5,896,625

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Japan — continued
		Foreign Government Obligations — 1.2%
JPY	1,650,000,000	Japan Treasury Discount Bill, Zero Coupon, due 07/03/17	14,899,835
	2,040,000,000	Japan Treasury Discount Bill, Zero Coupon, due 08/21/17	18,424,838
	5,950,000,000	Japan Treasury Discount Bill, Zero Coupon, due 08/07/17	53,736,263
	5,100,000,000	Japan Treasury Discount Bill, Zero Coupon, due 07/10/17	46,055,095
JPY	1,700,000,000	Japan Treasury Discount Bill, Zero Coupon, due 08/14/17	15,353,633

		Total Foreign Government Obligations	148,469,664

		Total Japan	154,366,289

		Luxembourg — 0.0%
		Corporate Debt — 0.0%
	750,000	Coveris Holdings SA, 144A, 7.88%, due 11/01/19	731,250

		Puerto Rico — 0.4%
		Municipal Obligations — 0.4%
	1,410,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/42	1,103,325
	3,012,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/38	2,484,900
	16,687,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	13,725,057
	26,571,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	21,788,220

		Total Municipal Obligations	39,101,502

		Total Puerto Rico	39,101,502

		Spain — 0.2%
		Bank Loans — 0.2%
	10,687,074	Abengoa S.A., NM Term Loan A, 9.00%, due 03/31/21	11,328,298
	3,607,918	Abengoa S.A., Term Loan Escrow, 14.00%, due 03/31/21	3,643,997

		Total Bank Loans	14,972,295

		Corporate Debt — 0.0%
	609,000	ABG Orphan Holdco Sarl, 144A, 5.00%, due 02/28/21	615,090
	1,827,000	ABG Orphan Holdco Sarl, 144A, 14.00%, due 02/28/21	1,936,620

		Total Corporate Debt	2,551,710

		Total Spain	17,524,005

		United Kingdom — 0.0%
		Corporate Debt — 0.0%
	250,000	Algeco Scotsman Global Finance Plc, 144A, 8.50%, due 10/15/18	233,750

Par Value†	Description	Value ($)
	United Kingdom — continued
	Corporate Debt — continued
2,750,000	Anglo American Capital Plc, 144A, 4.88%, due 05/14/25	2,851,558

	Total Corporate Debt	3,085,308

	Total United Kingdom	3,085,308

	United States — 36.6%
	Asset-Backed Securities — 3.2%
2,704,087	AccessLex Institute, Series 05-2, Class A3, Variable Rate, 3 mo. LIBOR + .18%, 1.23%, due 11/22/24	2,703,805
3,874,000	Anchorage Capital CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.19%, 2.21%, due 07/13/25	3,874,577
1,810,194	Apidos CLO X, Series 12-10A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.42%, 2.46%, due 10/30/22	1,810,766
9,536,000	Atrium X, Series ATRM-10A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + .95%, 2.04%, due 07/16/25	9,536,000
172,538	Babson CLO Ltd., Series 12-2A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.24%, 2.28%, due 05/15/23	172,687
1,251,600	Babson CLO Ltd., Series 13-IA, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.13%, due 04/20/25	1,252,327
7,152,000	Ballyrock CLO LLC, Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 2.23%, due 05/20/25	7,157,893
6,293,180	Bear Stearns Commercial Mortgage Securities Trust, Series 07-PW17, Class A4, Variable Rate, 5.69%, due 06/11/50	6,326,105
745,000	Black Diamond CLO Ltd., Series 17-IA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.19%, due 04/24/29	744,995
2,935,000	BlueMountain CLO II Ltd., Series 06-2A, Class B, 144A, Variable Rate, 3 mo. LIBOR + .44%, 1.37%, due 07/15/18	2,935,000
11,299,750	BlueMountain CLO III Ltd., Series 07-3A, Class C, 144A, Variable Rate, 3 mo. LIBOR + .69%, 1.68%, due 03/17/21	11,298,349
8,776,100	BlueMountain CLO Ltd., Series 13-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.24%, due 01/22/25	8,776,030
3,749,111	Brentwood CLO Corp., Series 06-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .38%, 1.41%, due 02/01/22	3,746,926
2,216,657	Bridgeport CLO II Ltd., Series 07-2A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .23%, 1.22%, due 06/18/21	2,216,202
17,610,000	Brookside Mill CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.17%, due 04/17/25	17,609,930
7,046,878	Carlyle Global Market Strategies CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.34%, due 02/14/25	7,046,991

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,415,500	Carlyle US CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .80%, due 07/20/31	1,415,500
1,126,299	Catamaran CLO Ltd., Series 12-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.19%, 2.19%, due 12/20/23	1,126,811
440,250	Cathedral Lake CLO Ltd., Series 15-2A, Class AX, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.27%, due 07/15/27	439,518
583,416	Cent CLO, Series 12-16A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.28%, due 08/01/24	584,323
3,369,025	Cent CLO, Series 13-17A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.34%, due 01/30/25	3,370,932
2,481,130	CIFC Funding Ltd., Series 12-3A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.24%, due 01/29/25	2,481,108
1,150,280	COMM Mortgage Trust, Series 04-LB2A, Class H, 144A, Variable Rate, 6.07%, due 03/10/39	1,219,043
1,877,400	COMM Mortgage Trust, Series 14-CR18, Class A2, 2.92%, due 07/15/47	1,916,886
12,718,131	Commercial Mortgage Pass-Through Certificates, Series 12-CR3, Class A2, 1.77%, due 10/15/45	12,724,076
944,460	Denali Capital CLO VII Ltd., Series 07-1A, Class A1L, 144A, Variable Rate, 3 mo. LIBOR + .23%, 1.27%, due 01/22/22	942,894
1,192,000	Eastland CLO Ltd., Series 07-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + .40%, 1.43%, due 05/01/22	1,188,768
8,915,526	Fortress Credit BSL Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 2.20%, due 01/19/25	8,931,378
1,720,652	Galaxy XV CLO Ltd., Series 13-15A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.27%, due 04/15/25	1,721,633
703,262	Gallatin CLO VII Ltd., Series 14-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.27%, 2.29%, due 07/15/23	703,346
596,000	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.19%, due 04/25/25	595,995
1,984,769	Grayson CLO Ltd., Series 06-1A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .36%, 1.39%, due 11/01/21	1,981,760
2,980,000	GS Mortgage Securities Corp., Series 13-NYC5, Class A, 144A, 2.32%, due 01/10/30	2,989,870
1,483,450	GS Mortgage Securities Trust, Series 10-C1, Class A1, 144A, 3.68%, due 08/10/43	1,518,863
5,713,234	Higher Education Funding I, Series 05-1, Class A4, Variable Rate, 3 mo. LIBOR + .14%, 1.19%, due 02/25/30	5,707,082

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
10,132,000	Higher Education Funding I, Series 05-1, Class A5, Variable Rate, 3 mo. LIBOR + .16%, 1.21%, due 02/25/32	10,089,586
894,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-CBM, Class A, 144A, Variable Rate, 1 mo. LIBOR + .90%, 1.89%, due 10/15/29	893,999
3,576,880	JPMBB Commercial Mortgage Securities Trust, Series 14-C25, Class A1, 1.52%, due 11/15/47	3,572,043
9,158,697	KKR CLO Trust, Series 12-1A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.43%, 2.39%, due 12/15/24	9,164,110
1,192,000	Mountain View CLO Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.16%, 2.18%, due 04/12/24	1,191,993
17,880,000	MP CLO III Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 2.21%, due 04/20/25	17,912,327
11,501,380	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 1.24%, due 03/27/28	11,449,832
17,880,000	National Collegiate Student Loan Trust, Series 07-2, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 1.22%, due 03/26/29	17,581,154
4,798,756	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + .24%, 1.23%, due 07/25/30	4,744,335
2,027,890	Neuberger Berman CLO XVII Ltd., Series 14-17A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.13%, due 04/22/29	2,027,878
6,012,744	Newcastle CDO V Ltd., Series 04-5A, Class 3, 144A, Variable Rate, 3 mo. LIBOR + .90%, 1.90%, due 12/24/39	5,995,704
8,940,000	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .94%, 1.87%, due 06/02/25	8,922,120
4,768,000	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.05%, due 06/02/25	4,771,428
894,000	Oaktree CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, 2.08%, due 05/13/29	893,996
1,811,840	Octagon Investment Partners XII Ltd., Series 12-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .88%, 2.04%, due 07/15/19	1,811,840
667,969	Octagon Investment Partners XV Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.29%, 2.31%, due 01/19/25	668,421
5,989,101	OFSI Fund V Ltd., Series 13-5A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + .93%, 1.95%, due 04/17/25	5,972,224
8,940,000	Palmer Square CLO Ltd., Series 13-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + .97%, 2.15%, due 05/15/25	8,939,946

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
10,642,139	Race Point VII CLO Ltd., Series 12-7A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.24%, due 11/08/24	10,642,054
16,649,524	SLM Private Credit Student Loan Trust, Series 07-A, Class A3, Variable Rate, 3 mo. LIBOR + .17%, 1.13%, due 12/15/26	16,603,518
2,456,116	SLM Private Education Loan Trust, Series 14-A, Class A2B, 144A, Variable Rate, 1 mo. LIBOR + 1.15%, 2.14%, due 01/15/26	2,477,936
761,871	SLM Private Education Loan Trust, Series 11-A, Class A2, 144A, 4.37%, due 04/17/28	777,872
9,897,048	SLM Private Education Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 4.24%, due 05/16/44	10,259,283
1,330,662	SLM Private Education Loan Trust, Series 12-C, Class A2, 144A, 3.31%, due 10/15/46	1,347,838
13,619,144	SLM Student Loan Trust, Series 07-6, Class A4, Variable Rate, 3 mo. LIBOR + .38%, 1.42%, due 10/25/24	13,581,617
5,987,981	SLM Student Loan Trust, Series 07-1, Class A5, Variable Rate, 3 mo. LIBOR + .09%, 1.13%, due 01/26/26	5,960,858
1,721,878	SMB Private Education Loan Trust, Series 16-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .65%, 1.64%, due 11/15/23	1,724,589
17,413,170	SMB Private Education Loan Trust, Series 17-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .45%, 1.44%, due 06/17/24	17,424,955
1,688,184	South Carolina Student Loan Corp., Series 08-1, Class A3, Variable Rate, 3 mo. LIBOR + .75%, 1.68%, due 03/02/20	1,689,265
2,691,704	South Carolina Student Loan Corp., Series 2005, Class A3, Variable Rate, 3 mo. LIBOR + .14%, 1.07%, due 12/01/23	2,688,743
723,862	Symphony CLO V Ltd., Series 07-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .75%, 1.77%, due 01/15/24	723,858
442,729	Symphony CLO VIII LP, Series 12-8A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.11%, due 01/09/23	442,917
5,960,000	Telos CLO Ltd., Series 13-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.32%, due 07/17/24	5,967,247
566,200	THL Credit Wind River CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, due 07/20/30	566,200
1,910,180	Tryon Park CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.14%, due 07/15/25	1,912,541
500,576	Vibrant CLO Ltd., Series 12-1A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.34%, 2.36%, due 07/17/24	500,688
1,822,123	Wasatch Ltd., Series 06-1A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .24%, 1.28%, due 11/14/22	1,812,702

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
15,884,808	West CLO Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.24%, 2.28%, due 10/30/23	15,884,665
974,131	WhiteHorse VI Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.23%, due 02/03/25	974,122
990,850	Ziggurat CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, 1.77%, due 04/17/29	990,749

	Total Asset-Backed Securities	370,325,522

	Bank Loans — 0.4%
41,698,028	Sears Roebuck Acceptance Corp., Term Loan, 5.54%, due 06/30/18	40,811,945

	Corporate Debt — 0.7%
1,500,000	Allegheny Technologies, Inc., 5.95%, due 01/15/21	1,492,500
1,000,000	APX Group, Inc., 6.38%, due 12/01/19	1,031,660
1,250,000	Arconic, Inc., 6.15%, due 08/15/20	1,372,379
2,000,000	Avon Products, Inc., 7.00%, due 03/15/23	1,855,000
500,000	Boxer Parent Co., Inc., 144A, 9.00%, due 10/15/19	499,950
1,000,000	Brinker International, Inc., 2.60%, due 05/15/18	1,004,500
1,500,000	CenturyLink, Inc., 5.80%, due 03/15/22	1,569,375
1,000,000	Cenveo Corp., 144A, 6.00%, due 08/01/19	850,000
1,250,000	CF Industries, Inc., 6.88%, due 05/01/18	1,303,125
1,000,000	CHS/Community Health Systems, Inc., 8.00%, due 11/15/19 (d)	1,005,000
500,000	Cleaver-Brooks, Inc., 144A, 8.75%, due 12/15/19	515,000
750,000	Continental Resources, Inc., 5.00%, due 09/15/22	750,938
500,000	CSC Holdings LLC, 8.63%, due 02/15/19	548,750
1,500,000	DCP Midstream Operating LP, 144A, 6.75%, due 09/15/37	1,623,750
350,000	DJO Finance LLC / DJO Finance Corp., 10.75%, due 04/15/20	299,250
1,250,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 144A, 10.50%, due 07/01/19	1,218,750
250,000	Dynegy, Inc., 6.75%, due 11/01/19	257,188
1,000,000	Embarq Corp., 8.00%, due 06/01/36	1,015,625
2,750,000	EMC Corp., 3.38%, due 06/01/23	2,667,555
1,250,000	Ensco Plc, 5.20%, due 03/15/25	1,056,250
2,000,000	Ensco Plc, 5.75%, due 10/01/44	1,417,160
1,250,000	Freeport-McMoRan, Inc., 3.88%, due 03/15/23	1,161,750
18,574,000	Fresh Market, Inc. (The), 144A, 9.75%, due 05/01/23	15,695,030
250,000	GenOn Energy, Inc., 9.50%, due 10/15/18	180,000
1,250,000	Genworth Holdings, Inc., 7.70%, due 06/15/20	1,221,875

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
750,000	Gibson Brands, Inc., 144A, 8.88%, due 08/01/18	675,000
1,250,000	Hertz Corp. (The), 6.75%, due 04/15/19 (d)	1,251,562
1,250,000	Hexion, Inc., 6.63%, due 04/15/20	1,162,500
12,996,500	iHeartCommunications, Inc., 9.00%, due 03/01/21	9,552,427
14,473,800	iHeartCommunications, Inc., 9.00%, due 09/15/22	10,602,058
1,000,000	Lexmark International, Inc., 6.13%, due 03/15/20	1,042,680
750,000	McClatchy Co. (The), 6.88%, due 03/15/29	609,375
250,000	MHGE Parent LLC / MHGE Parent Finance, Inc., 144A, 8.50%, due 08/01/19 (d)	251,250
500,000	Michael Baker International LLC / CDL Acquisition Co., Inc., 144A, 8.25%, due 10/15/18	501,875
1,000,000	Murphy Oil Corp., 4.70%, due 12/01/22	977,500
1,250,000	Navient Corp., 5.50%, due 01/25/23	1,233,988
1,000,000	Noble Holding US LLC/Noble Drilling Services 6 LLC / Noble Drilling Holding LLC, 7.50%, due 03/15/19	1,045,000
750,000	Real Alloy Holding, Inc., 144A, 10.00%, due 01/15/19	733,125
750,000	Ruby Tuesday, Inc., 7.63%, due 05/15/20	712,500
1,000,000	Springleaf Finance Corp., 5.25%, due 12/15/19	1,027,500
750,000	Sprint Capital Corp., 6.90%, due 05/01/19	808,125
2,250,000	Sprint Capital Corp., 8.75%, due 03/15/32	2,836,406
1,500,000	Talen Energy Supply LLC, 4.60%, due 12/15/21 (d)	1,162,500
500,000	Tenet Healthcare Corp., 5.50%, due 03/01/19	512,500
1,250,000	Transocean, Inc., 6.80%, due 03/15/38	969,925
146,000	Valeant Pharmaceuticals International, Inc., 144A, 6.75%, due 08/15/18	147,186
250,000	Wave Holdco LLC / Wave Holdco Corp., 144A, 8.25%, due 07/15/19	253,750
750,000	WideOpenWest Finance LLC / WideOpenWest Capital Corp., 10.25%, due 07/15/19	777,150
2,000,000	Williams Cos., Inc. (The), 8.75%, due 03/15/32	2,580,000
1,500,000	Yum! Brands, Inc., 5.35%, due 11/01/43	1,335,000

	Total Corporate Debt	84,373,242

	Mortgage Backed Securities — 0.2%
1,788,000	Citigroup Commercial Mortgage Trust, Series 13-GC17, Class A2, 2.96%, due 11/10/46	1,811,934
9,214,382	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-FL6, Class A, 144A, Variable Rate, 1 mo. LIBOR + 1.40%, 2.39%, due 11/15/31	9,232,011
8,440,614	JP Morgan Chase Commercial Mortgage Securities Trust, Series 07-LD12, Class A4, Variable Rate, 5.88%, due 02/15/51	8,438,046

Par Value†	Description	Value ($)
	United States — continued
	Mortgage Backed Securities — continued
1,419,013	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.27%, due 02/25/30	1,380,211

	Total Mortgage Backed Securities	20,862,202

	U.S. Government — 31.9%
3,000,000	Federal Home Loan Bank Discount Notes, 0.00%, due 06/28/17	2,998,221
20,000,000	Federal Home Loan Bank Discount Notes, 0.82%, due 07/27/17	20,000,320
28,000,000	Federal Home Loan Bank Discount Notes, 0.83%, due 02/08/18	27,997,032
28,000,000	Federal Home Loan Bank Discount Notes, 0.96%, due 11/09/18	27,991,964
64,000,000	Federal Home Loan Bank Discount Notes, 0.95%, due 02/01/19	63,978,816
348,622,880	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (e)	346,770,996
235,396,721	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (e)	236,833,818
350,176,522	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (e)	357,701,815
217,451,704	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (e)	213,002,642
56,655,258	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (e)	56,570,502
65,326,586	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (e)	74,087,926
145,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	144,881,100
30,000,000	U.S. Treasury Note, 0.88%, due 01/31/18	29,934,360
182,500,000	U.S. Treasury Note, 1.25%, due 12/31/18	182,500,000
82,500,000	U.S. Treasury Note, 1.50%, due 12/31/18	82,809,375
165,000,000	U.S. Treasury Note, 1.25%, due 01/31/19 (f)	164,954,955
40,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	40,156,240
110,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	109,054,660
350,000,000	U.S. Treasury Note, 1.13%, due 02/28/19	349,165,950
50,000,000	U.S. Treasury Note, 1.38%, due 02/28/19	50,089,850
165,000,000	U.S. Treasury Note, 1.25%, due 03/31/19	164,916,180
62,000,000	U.S. Treasury Note, 1.08%, due 04/30/19	62,008,866
430,000,000	U.S. Treasury Note, 1.25%, due 04/30/19	429,697,710
75,000,000	U.S. Treasury Note, 3.13%, due 05/15/19	77,666,025
245,000,000	U.S. Treasury Note, 1.25%, due 05/31/19	244,818,210
25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19	25,166,025
25,000,000	U.S. Treasury Note, 3.63%, due 08/15/19 (f)	26,251,950
70,000,000	U.S. Treasury Note, 1.25%, due 10/31/19 (f)	69,846,840

	Total U.S. Government	3,681,852,348

	U.S. Government Agency — 0.2%
959,072	Government National Mortgage Association, Series 12-H15, Class FA, Variable Rate, 1 mo. LIBOR + .45%, 1.28%, due 05/20/62	960,496

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value† / Principal Amount / Number of Contracts		Description	Value ($)
		United States — continued
		U.S. Government Agency — continued
	11,920,000	Government National Mortgage Association, Series 17-12H, Class FE, Variable Rate, 1 mo. LIBOR + .20%, 1.28, due 06/20/66	11,912,550
	4,991,704	Government National Mortgage Association, Series 17-H05, Class FJ, Variable Rate, 1 mo. LIBOR + .27%, 1.10%, due 01/20/67	4,989,651

		Total U.S. Government Agency	17,862,697

		Total United States	4,216,087,956

		TOTAL DEBT OBLIGATIONS (COST $4,497,665,106)	4,513,779,889

		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.0%
USD	20,150,000	USD Call/CHF Put, Expires 07/06/17, Strike 1.00, (OTC) (CP-JPM)	8,161
USD	40,280,000	USD Call/CHF Put, Expires 10/06/17, Strike 1.01, (OTC) (CP-JPM)	122,330

		Total Currency Options	130,491

		Equity Options — 0.1%
	3,572	AT&T, Inc., Put, Expires 01/19/18, Strike 38	782,268
	1,100	CDK Global, Inc., Put, Expires 08/18/17, Strike 65	495,000
	200	Charter Communications, Inc., Put, Expires 09/15/17, Strike 310	156,000
	5,500	Cypress Semiconductor Corp., Put, Expires 06/16/17, Strike 12	27,500
	1,000	DISH Network Corp., Put, Expires 06/16/17, Strike 53	10,000
	900	EI du Pont de Nemours & Co., Put, Expires 07/21/17, Strike 75	91,800
	400	F5 Networks, Inc., Put, Expires 07/21/17, Strike 140	477,200
	1,600	Mondelez International, Inc., Put, Expires 09/15/17, Strike 43	145,600
	2,800	Pandora Media, Inc., Put, Expires 06/16/17, Strike 13	1,181,600
	1,600	Perrigo Co. Plc, Put, Expires 08/18/17, Strike 65	304,000
	700	PPG Industries, Inc., Put, Expires 08/18/17, Strike 105	217,000
	3,301	Sears Holdings Corp., Put, Expires 01/19/18, Strike 10	1,667,005
	7,078	Sears Holdings Corp., Put, Expires 01/19/18, Strike 8	2,441,910
	6,052	Sears Holdings Corp., Put, Expires 06/15/18, Strike 8	2,511,580
	1,964	Sears Holdings Corp., Put, Expires 06/15/18, Strike 10	1,139,120
	1,174	Syngenta AG, Put, Expires 06/16/17, Strike 80	29,350
	1,000	T-Mobile US, Inc., Put, Expires 08/18/17, Strike 65	242,000

Number of Contracts / Shares / Par Value†	Description	Value ($)
	Equity Options — continued
2,000	Twitter, Inc., Put, Expires 09/15/17, Strike 15	84,000
2,300	Unilever NV, Put, Expires 08/18/17, Strike 45	11,500
2,300	Williams Cos., Inc. (The), Put, Expires 08/18/17, Strike 29	363,400
2,400	Yahoo!, Inc., Put, Expires 07/21/17, Strike 44	50,400

	Total Equity Options	12,428,333

	TOTAL OPTIONS PURCHASED (COST $12,999,645)	12,558,724

	SHORT-TERM INVESTMENTS — 6.9%

	Money Market Funds — 0.1%
16,040,476	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (g) (h)	16,040,476

	Repurchase Agreements — 5.8%
370,025,273	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 05/31/17, maturing on 06/01/17 with a maturity value of $370,034,421 and an effective yield of 0.89%, collateralized by a U.S. Treasury Note with maturity date 07/31/23 and a market value of $378,005,461.	370,025,273
299,999,700	Nomura Securities International Inc. Repurchase Agreement, dated 05/31/17, maturing on 06/01/17 with a maturity value of $300,006,617 and an effective yield of 0.83%, collateralized by a U.S. Treasury Note with maturity date 04/30/24 and a market value of $306,516,918.	299,999,700

	TOTAL REPURCHASE AGREEMENTS (COST $670,024,973)	670,024,973

	U.S. Government — 1.0%
50,000,000	U.S. Treasury Bill, 0.85%, due 07/20/17 (g) (i)	49,942,150
20,000,000	U.S. Treasury Bill, 1.05%, due 11/16/17 (i)	19,903,520
20,000,000	U.S. Treasury Note, 1.88%, due 08/31/17	20,040,540
5,000,000	U.S. Treasury Note, 0.63%, due 09/30/17	4,992,190
15,000,000	U.S. Treasury Note, 2.25%, due 11/30/17	15,082,035

	Total U.S. Government	109,960,435

	TOTAL SHORT-TERM INVESTMENTS (COST $796,077,246)	796,025,884

	TOTAL INVESTMENTS — 99.1% (Cost $10,723,302,082)	11,428,671,802

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	SECURITIES SOLD SHORT — (2.8)%

	Common Stocks — (2.7)%
	China — (0.6)%
(528,520)	Alibaba Group Holding Ltd. Sponsored ADR *	(64,722,559)

	France — 0.0%
(8,477)	Hermes International	(4,190,203)

	Japan — (0.1)%
(2,434,640)	Yahoo Japan Corp	(10,928,259)

	Switzerland — (0.1)%
(712,406)	Clariant AG *	(14,939,859)

	United Kingdom — (0.5)%
(629,070)	British American Tobacco Plc Sponsored ADR	(45,368,528)
(6,456,899)	Tesco Plc *	(15,306,506)

	Total United Kingdom	(60,675,034)

	United States — (1.4)%
(348,461)	Akorn, Inc. *	(11,593,297)
(71,503)	Becton Dickinson and Co.	(13,530,513)

Shares	Description	Value ($)
	United States — continued
(1,238,333)	CenturyLink, Inc.	(30,896,408)
(202,859)	Knight Transportation, Inc.	(6,765,348)
(175,898)	Sinclair Broadcast Group, Inc. – Class A	(5,699,095)
(8,406,298)	Sirius XM Holdings, Inc.	(44,133,065)
(834,083)	Sprint Corp. *	(7,081,365)
(212,251)	Tesoro Corp.	(17,667,773)
(156,844)	VCA, Inc. *	(14,450,038)

	Total United States	(151,816,902)

	TOTAL COMMON STOCKS (PROCEEDS $281,892,834)	(307,272,816)

	Exchange-Traded Funds — (0.1)%

	Mutual Fund — (0.1)%
(90,500)	Vanguard Industrials ETF	(11,482,640)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $293,009,752)	(318,755,456)
	Other Assets and Liabilities (net) — 3.7%	422,196,745

	TOTAL NET ASSETS — 100.0%	$11,532,113,091

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/13/2017	GS	AUD	1,031,509	USD	770,940	$4,626
06/13/2017	MSCI	AUD	21,145,364	USD	15,882,283	173,281
07/13/2017	GS	CAD	8,992,000	USD	6,688,056	26,562
06/09/2017	BOA	CHF	17,895,116	USD	17,730,049	(753,777)
06/09/2017	MSCI	CHF	98,316,878	USD	98,212,000	(3,339,284)
06/20/2017	BOA	EUR	22,714,180	USD	24,480,775	(1,059,174)
06/20/2017	GS	EUR	3,940,864	USD	4,393,841	(37,289)
06/20/2017	JPM	EUR	3,653,452	USD	3,982,425	(125,537)
11/07/2017	GS	EUR	193,938,000	USD	212,934,227	(6,759,651)
12/22/2017	JPM	EUR	55,095,000	USD	60,857,937	(1,710,304)
06/20/2017	BOA	GBP	1,005,334	USD	1,292,000	(4,042)
06/20/2017	GS	GBP	796,741	USD	994,788	(32,342)
06/20/2017	JPM	GBP	435,218	USD	566,899	5,830
06/20/2017	MSCI	GBP	46,202,616	USD	57,189,801	(2,373,051)
06/20/2017	SSB	GBP	81,198	USD	105,000	322
06/13/2017	JPM	HKD	14,641,200	USD	1,881,333	1,966
06/13/2017	MSCI	HKD	86,054,100	USD	11,085,470	39,432
06/13/2017	GS	JPY	350,939,836	USD	3,136,320	(33,791)
06/13/2017	JPM	JPY	3,255,268,053	USD	28,534,992	(870,515)
06/13/2017	MSCI	JPY	20,947,634	USD	183,904	(5,320)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/03/2017	SSB	JPY	1,650,000,000	USD	14,858,701	$(60,667)
07/10/2017	GS	JPY	5,100,000,000	USD	45,019,637	(1,108,977)
08/07/2017	MSCI	JPY	5,950,000,000	USD	52,942,132	(940,874)
08/14/2017	GS	JPY	1,700,000,000	USD	15,088,043	(311,812)
08/21/2017	JPM	JPY	2,040,000,000	USD	18,424,524	(60,957)
06/15/2017	BCLY	KRW	489,742,693,400	USD	428,942,678	(8,649,918)
06/09/2017	MSCI	SEK	146,685,825	USD	16,353,846	(529,162)
06/09/2017	BOA	USD	8,940,000	CHF	8,923,640	277,208
06/09/2017	GS	USD	16,680,590	SEK	146,685,825	202,418
06/09/2017	JPM	USD	26,186,000	CHF	26,222,006	898,652
06/13/2017	BOA	USD	16,476,330	AUD	22,176,873	(1,015)
06/13/2017	MSCI	USD	8,889,664	HKD	69,252,000	(370)
06/20/2017	BOA	USD	3,238,190	GBP	2,496,215	(20,154)
06/20/2017	GS	USD	27,156,423	GBP	20,961,463	(133,614)
06/20/2017	MSCI	USD	3,416,302	GBP	2,734,000	108,278
06/20/2017	SSB	USD	4,578,220	GBP	3,687,000	174,936
11/07/2017	GS	USD	214,049,371	EUR	193,938,000	5,644,507
12/22/2017	JPM	USD	61,316,438	EUR	55,095,000	1,251,804

						$(20,111,775)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Reverse Repurchase Agreements(j)

Face Value		Description	Value
USD	184,403	Barclays Bank plc, (1.00)%, dated 02/14/17, (collateral: MHGE Parent LLC / MHGE Parent Finance, Inc., 144A, 8.50%, due 08/01/19), to be repurchased on demand at face value plus accrued interest.	$(184,403)
USD	1,256,277	Barclays Bank plc, (1.25)%, dated 05/24/17, (collateral: Hertz Corp. (The), 6.75%, due 04/15/19), to be repurchased on demand at face value plus accrued interest.	(1,256,277)
USD	1,156,051	Barclays Bank plc, (1.00)%, dated 05/26/17, (collateral: Talen Energy Supply LLC, 4.60%, due 12/15/21), to be repurchased on demand at face value plus accrued interest.	(1,156,051)
USD	807,540	Citigroup, Inc., (0.50)%, dated 03/17/17, (collateral: CHS/Community Health Systems, Inc., 8.00%, due 11/15/19), to be repurchased on demand at face value plus accrued interest.	(807,540)

			$(3,404,271)

		Average balance outstanding	$(49,503,868)
		Average interest rate	(0.39)%
		Maximum balance outstanding	$(350,686,829)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
259	U.S. Treasury Note 10 Yr. (CBT)	September 2017	$32,710,891	$141,250
50	U.S. Treasury Note 2 Yr. (CBT)	September 2017	10,824,219	2,280
171	U.S. Treasury Note 5 Yr. (CBT)	September 2017	20,231,437	41,190

			$63,766,547	$184,720

Sales
51	U.S. Long Bond (CBT)	September 2017	$7,844,438	$(78,091)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Number of Contracts			Expiration Date	Description	Premiums	Value
Call	USD	1,325	10/20/2017	Monsanto Co., Strike 110.00	$783,931	$(1,291,875)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
17,458,000	USD	12/20/2018	GS	(Pay)	5.00%	36.64%	Sears Roebuck Acceptance Corp.	NA	$5,804,368
6,000,000	USD	12/20/2018	GS	(Pay)	0.00%	0.32%	Sears Roebuck Acceptance Corp.	NA	(470,224)
3,000,000	USD	6/20/2021	MSCI	(Pay)	0.00%	0.27%	Sears Roebuck Acceptance Corp.	NA	(321,958)
3,000,000	USD	12/20/2021	MSCI	(Pay)	0.00%	0.27%	Sears Roebuck Acceptance Corp.	NA	(329,548)
74,490,000	USD	6/20/2022	CSS (k)	Receive	5.00%	3.34%	CDX.NA.HYS28.V1-5Y	NA	5,597,030
27,255,000	USD	6/20/2022	JPM	(Pay)	1.00%	0.68%	MetLife, Inc.	NA	(423,509)
15,229,000	USD	6/20/2022	BCLY	(Pay)	1.00%	0.55%	Prudential Financial	NA	(328,674)
8,770,000	USD	6/20/2022	CSI	(Pay)	1.00%	0.68%	MetLife, Inc.	NA	(136,275)
8,803,000	USD	6/20/2022	GS	(Pay)	1.00%	0.68%	MetLife, Inc.	NA	(136,788)
30,260,000	USD	6/20/2022	GS	(Pay)	1.00%	0.55%	Prudential Financial	NA	(653,075)
14,474,000	USD	6/20/2022	JPM	(Pay)	1.00%	0.55%	Prudential Financial	NA	(312,379)
15,135,000	USD	6/20/2022	JPM	(Pay)	1.00%	0.68%	MetLife, Inc.	NA	(235,179)

									$8,053,789

							Premiums Paid (Received)		$(7,975,494)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
14,900,000	USD	9/20/2018	JPMF (l)	(Pay)	1.50%	3 Month USD LIBOR	$(7,186)
1,257,060,000	MXN	3/22/2027	JPMF (m)	Receive	7.42%	TIIE	(937,286)
57,775,000	CAD	6/16/2027	JPMF (l)	(Pay)	2.06%	3 Month CAD LIBOR	(1,305,590)
33,211,000	CAD	6/16/2027	JPMF (l)	(Pay)	1.97%	3 Month CAD LIBOR	(538,845)
33,200,000	CAD	6/16/2027	JPMF (l)	Receive	1.91%	3 Month CAD LIBOR	395,988
46,252,000	CAD	6/16/2027	JPMF (l)	(Pay)	1.85%	3 Month CAD LIBOR	(355,318)
37,087,000	CHF	6/16/2027	JPMF (l)	Receive	0.04%	6 Month CHF LIBOR	(322,211)
23,382,000	CHF	6/16/2027	JPMF (l)	Receive	0.04%	6 Month CHF LIBOR	(212,323)
19,614,000	CHF	6/16/2027	JPMF (l)	Receive	0.15%	6 Month CHF LIBOR	43,680
39,776,000	CHF	6/16/2027	JPMF (l)	(Pay)	0.20%	6 Month CHF LIBOR	(284,315)
21,604,000	CHF	6/16/2027	JPMF (l)	(Pay)	0.28%	6 Month CHF LIBOR	(352,343)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
58,054,000	CHF	6/16/2027	JPMF (l)	(Pay)	0.29%	6 Month CHF LIBOR	(968,087)
21,016,000	CHF	6/16/2027	JPMF (l)	Receive	0.10%	6 Month CHF LIBOR	(67,617)
9,125,000	EUR	6/16/2027	JPMF (l)	Receive	0.97%	6 Month EURIBOR	180,757
19,400,000	EUR	6/16/2027	JPMF (l)	Receive	0.81%	6 Month EURIBOR	48,093
21,037,000	EUR	6/16/2027	JPMF (l)	Receive	0.72%	6 Month EURIBOR	(157,506)
18,102,000	EUR	6/16/2027	JPMF (l)	Receive	0.76%	6 Month EURIBOR	(49,337)
22,310,000	EUR	6/16/2027	JPMF (l)	Receive	0.79%	6 Month EURIBOR	13,309
32,833,000	EUR	6/16/2027	JPMF (l)	Receive	0.83%	6 Month EURIBOR	164,107
32,509,000	GBP	6/16/2027	JPMF (l)	(Pay)	1.29%	6 Month GBP LIBOR	(618,577)
59,979,000	GBP	6/16/2027	JPMF (l)	(Pay)	1.31%	6 Month GBP LIBOR	(1,307,289)
13,769,000	GBP	6/16/2027	JPMF (l)	(Pay)	1.32%	6 Month GBP LIBOR	(313,809)
66,456,000	GBP	6/16/2027	JPMF (l)	(Pay)	1.67%	6 Month GBP LIBOR	(609,939)
16,578,000	GBP	6/16/2027	JPMF (l)	Receive	1.25%	6 Month GBP LIBOR	237,592
22,749,000	GBP	6/16/2027	JPMF (l)	Receive	1.16%	6 Month GBP LIBOR	65,675
100,984,000	GBP	6/16/2027	JPMF (l)	(Pay)	1.30%	6 Month GBP LIBOR	(2,056,556)
164,438,000	NZD	6/16/2027	JPMF (l)	Receive	3.30%	3 Month NZD Bank Bill Rate	931,680
63,743,000	NZD	6/16/2027	JPMF (l)	Receive	3.67%	3 Month NZD Bank Bill Rate	1,815,080
32,137,000	NZD	6/16/2027	JPMF (l)	Receive	3.39%	3 Month NZD Bank Bill Rate	354,675
19,815,000	NZD	6/16/2027	JPMF (l)	Receive	3.30%	3 Month NZD Bank Bill Rate	106,226
850,756,000	SEK	6/16/2027	JPMF (l)	Receive	1.31%	3 Month SEK STIBOR	2,540,022
148,287,000	SEK	6/16/2027	JPMF (l)	Receive	1.05%	3 Month SEK STIBOR	19,052
198,980,000	SEK	6/16/2027	JPMF (l)	Receive	1.04%	3 Month SEK STIBOR	(2,140)
180,971,000	SEK	6/16/2027	JPMF (l)	(Pay)	1.13%	3 Month SEK STIBOR	(192,580)
83,982,000	SEK	6/16/2027	JPMF (l)	Receive	1.09%	3 Month SEK STIBOR	44,935
64,634,000	USD	6/16/2027	JPMF (l)	Receive	2.52%	3 Month USD LIBOR	2,196,944
28,507,000	USD	6/16/2027	JPMF (l)	(Pay)	2.44%	3 Month USD LIBOR	(759,390)
15,315,000	USD	6/16/2027	JPMF (l)	Receive	2.44%	3 Month USD LIBOR	410,769
17,351,000	USD	6/16/2027	JPMF (l)	Receive	2.36%	3 Month USD LIBOR	342,570
21,481,000	USD	6/16/2027	JPMF (l)	(Pay)	2.19%	3 Month USD LIBOR	(81,777)
26,988,000	USD	6/16/2027	JPMF (l)	(Pay)	2.19%	3 Month USD LIBOR	(108,904)
15,711,000	USD	6/16/2027	JPMF (l)	(Pay)	2.28%	3 Month USD LIBOR	(193,251)
26,850,000	USD	6/16/2027	JPMF (l)	(Pay)	2.32%	3 Month USD LIBOR	(434,480)
51,635,000	USD	6/16/2027	JPMF (l)	Receive	2.57%	3 Month USD LIBOR	2,005,032
33,548,000	AUD	9/15/2027	JPMF (l)	(Pay)	2.73%	6 Month AUD BBSW	(54,315)
27,818,000	AUD	9/15/2027	JPMF (l)	(Pay)	2.77%	6 Month AUD BBSW	(112,519)

							$(487,304)

						Premiums Paid (Received)	$21,704

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
55,632,881	USD	6/5/2017	GS	Depreciation of Total Return on IBOXX High Yield + (1 month USD LIBOR rate minus 0.50%)	Appreciation of Total Return on IBOXX High Yield	$474,683

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CLO - Collateralized Loan Obligation

CP - Counterparty

CVA - Certificaaten van aandelen (Share Certificates)

CVR - Contingent Value Right

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depository Receipt

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	Security is in default.

(d)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(e)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(g)	All or a portion of this security is owned by GMO Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund.

(h)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(i)	The rate shown represents yield-to-maturity.

(j)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.
(k)	Swap was cleared through the Intercontinental Exchange, Inc.

(l)	Swap was cleared through the LCH.Clearnet Group Ltd.

(m)	Swap was cleared through the CME Group Inc.

Counterparty Abbreviations:

BCLY - Barclays Bank plc BOA - Bank of America, N.A. CSI - Credit Suisse International CSS - Credit Suisse Securities (USA) LLC GS - Goldman Sachs International	JPM - JPMorgan Chase Bank, N.A. JPMF - J.P. Morgan Securities LLC MSCI - Morgan Stanley & Co. International PLC SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound HKD - Hong Kong Dollar JPY - Japanese Yen	KRW - South Korean Won MXN - Mexican Peso NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,015,459	GMO Emerging Markets Fund, Class VI	64,333,439
26,330,923	GMO International Equity Fund, Class IV	581,913,399

	TOTAL MUTUAL FUNDS (COST $669,527,021)	646,246,838

	TOTAL INVESTMENTS — 100.0% (Cost $669,527,021)	646,246,838
	Other Assets and Liabilities (net) — 0.00%	180,410

	TOTAL NET ASSETS — 100.0%	$646,427,248

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
10,674,205	GMO Emerging Markets Fund, Class VI	340,720,618
31,570,655	GMO International Equity Fund, Class IV	697,711,469

	TOTAL MUTUAL FUNDS (COST $1,051,870,914)	1,038,432,087

	TOTAL INVESTMENTS — 100.0% (Cost $1,051,870,914)	1,038,432,087
	Other Assets and Liabilities (net) — 0.00%	338,708

	TOTAL NET ASSETS — 100.0%	$1,038,770,795

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 10.4%

	U.S. Government — 7.9%
12,700,000	U.S. Treasury Note, 0.88%, due 03/31/18 (a) (b)	12,662,294
14,000,000	U.S. Treasury Note, 2.88%, due 03/31/18 (a)	14,190,316
17,500,000	U.S. Treasury Note, 0.75%, due 08/31/18	17,395,402
62,000,000	U.S. Treasury Note, USBM + 0.17%, 1.13%, due 10/31/18 (b)	62,145,638
13,500,000	U.S. Treasury Note, USBM + 0.19%, 1.15%, due 04/30/18	13,527,351

	Total U.S. Government	119,921,001

	U.S. Government Agency — 2.5%
29,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.25%, 0.91%, due 10/18/18	28,986,428
9,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.23%, 0.95%, due 02/13/19	8,993,385

	Total U.S. Government Agency	37,979,813

	TOTAL DEBT OBLIGATIONS (COST $157,868,440)	157,900,814

	MUTUAL FUNDS — 55.9%

	Affiliated Issuers — 55.9%
33,891,292	GMO U.S. Treasury Fund	846,604,485

	TOTAL MUTUAL FUNDS (COST $847,539,772)	846,604,485

	SHORT-TERM INVESTMENTS — 33.5%

	Money Market Funds — 0.5%
6,008,292	SSgA USD Liquidity Fund-Class S2 Shares (a)	6,008,292

Par Value† / Shares	Description	Value ($)
	Money Market Funds — continued
1,267,656	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.68%(c)	1,267,656

	Total Money Market Funds	7,275,948

	U.S. Government — 33.0%
25,000,000	U.S. Treasury Bill, 0.18%, due 07/06/17 (a) (d)	24,982,025
25,000,000	U.S. Treasury Bill, 0.22%, due 07/13/17 (a) (d)	24,976,000
20,000,000	U.S. Treasury Bill, 0.33%, due 08/03/17 (d)	19,968,640
27,000,000	U.S. Treasury Bill, 0.15%, due 09/14/17 (a) (d)	26,925,669
13,000,000	U.S. Treasury Note, 0.63%, due 06/30/17	12,998,570
6,500,000	U.S. Treasury Note, 2.50%, due 06/30/17	6,509,015
30,000,000	U.S. Treasury Note, 0.88%, due 07/15/17 (a)	30,001,890
25,000,000	U.S. Treasury Note, 2.38%, due 07/31/17 (a)	25,063,650
40,000,000	U.S. Treasury Note, 0.88%, due 08/15/17 (a)	39,996,920
25,000,000	U.S. Treasury Note, 1.88%, due 08/31/17 (b)	25,050,675
40,000,000	U.S. Treasury Note, 1.00%, due 09/15/17 (a)	39,995,320
70,000,000	U.S. Treasury Note, 0.63%, due 09/30/17 (b)	69,890,660
33,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	32,972,940
100,000,000	U.S. Treasury Note, 1.00%, due 02/15/18 (a)	99,843,800
20,000,000	U.S. Treasury Note, 0.75%, due 02/28/18 (a)	19,932,820

	Total U.S. Government	499,108,594

	TOTAL SHORT-TERM INVESTMENTS (COST $506,858,268)	506,384,542

	TOTAL INVESTMENTS — 99.8% (Cost $1,512,266,480)	1,510,889,841
	Other Assets and Liabilities (net) — 0.2%	2,977,497

	TOTAL NET ASSETS — 100.0%	$1,513,867,338

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/13/2017	JPM	AUD	3,235,332	USD	2,444,077	$40,532
06/13/2017	MSCI	AUD	40,255,274	USD	29,973,724	67,868
06/13/2017	SSB	AUD	78,148,050	USD	58,668,730	612,134
06/07/2017	JPM	CAD	9,538,051	USD	6,991,715	(69,644)
06/07/2017	MSCI	CAD	8,493,511	USD	6,221,817	(66,232)
06/07/2017	SSB	CAD	53,001,190	USD	39,204,613	(34,060)
06/19/2017	MSCI	CHF	3,332,935	USD	3,342,402	(102,581)
06/19/2017	UBS	CHF	85,686,372	USD	85,407,516	(3,159,498)
06/05/2017	JPM	EUR	17,168,493	USD	18,514,984	(773,881)
06/26/2017	JPM	GBP	58,885,611	USD	73,665,134	(2,263,812)
07/24/2017	UBS	GBP	52,236,494	USD	67,173,519	(240,412)
07/26/2017	JPM	GBP	36,875,000	USD	47,946,940	354,969
08/22/2017	JPM	GBP	24,586,293	USD	31,931,325	174,650
06/19/2017	MSCI	NZD	25,760,000	USD	17,929,130	(315,190)
06/19/2017	SSB	NZD	5,500,000	USD	3,869,613	(25,719)
06/05/2017	JPM	USD	5,502,930	EUR	5,138,493	270,186
06/05/2017	MSCI	USD	12,870,541	EUR	12,030,000	645,207

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/07/2017	MSCI	USD	91,328,221	JPY	10,079,882,805	$(298,391)
06/07/2017	SSB	USD	1,928,383	CAD	2,595,000	(7,212)
06/07/2017	SSB	USD	1,833,239	JPY	200,577,856	(21,852)
06/07/2017	UBS	USD	81,862,884	JPY	9,033,209,031	(285,398)
06/19/2017	JPM	USD	19,435,436	NZD	28,052,082	432,234
06/19/2017	SSB	USD	4,403,182	CHF	4,370,000	113,731
06/20/2017	MSCI	USD	6,013,494	EUR	5,360,363	13,728
06/20/2017	SSB	USD	3,797,852	EUR	3,385,414	8,727
06/26/2017	MSCI	USD	10,682,542	GBP	8,270,000	(18,946)
06/30/2017	JPM	USD	40,262,149	JPY	4,473,990,420	185,921
06/30/2017	MSCI	USD	5,256,001	JPY	582,650,462	11,576
06/30/2017	SSB	USD	11,877,769	JPY	1,321,223,893	67,039
07/10/2017	JPM	USD	61,075,612	NZD	88,874,743	1,843,418
07/17/2017	UBS	USD	39,153,283	NZD	57,088,488	1,257,017

						$(1,583,891)

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
609	Australian Government Bond 10 Yr.	June 2017	$59,700,096	$1,242,793
8,006	Euro STOXX 50	June 2017	320,242,070	20,205,571
3,757	FTSE 100 Index	June 2017	364,679,573	11,315,215
165	Hang Seng Index	June 2017	26,953,297	90,665
3,274	Mini MSCI Emerging Markets	June 2017	164,322,060	10,794,119
415	MSCI Singapore	June 2017	10,675,531	(148,889)
822	MSCI Taiwan Index	June 2017	30,667,547	77,681
377	S&P TSX 60 Index	June 2017	50,525,309	(458,704)
133	Soybean (a)	July 2017	6,091,400	(244,669)
595	SPI 200	June 2017	63,483,686	(168,982)
872	U.S. Treasury Note 10 Yr. (CBT)	September 2017	110,130,875	475,558

			$1,207,471,444	$43,180,358

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
77	Canadian Government Bond 10 Yr.	September 2017	$8,292,308	$(60,564)
2,944	Corn (a)	July 2017	54,758,400	189,305
439	Crude Oil (a)	June 2017	21,212,480	(827,065)
991	Euro Bund	June 2017	180,886,080	(1,039,263)
2,374	FTSE/JSE TOP 40	June 2017	85,255,549	(3,979,695)
222	Japanese Government Bond 10 Yr. (OSE)	June 2017	302,470,266	(1,258,666)
256	Nikkei 225	June 2017	45,519,019	(1,007,013)
1,198	S&P 500 E-Mini	June 2017	144,428,316	(2,706,441)
942	UK Gilt Long Bond	September 2017	155,589,376	(198,354)

			$998,411,794	$(10,887,756)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

The rates shown on variable rate notes are the current interest rates at May 31, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security or derivative is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO SGM Major Markets Fund.
(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(d)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

UBS - UBS Securities LLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - United States Dollar

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	COMMON STOCKS — 77.4%

	Canada — 0.0%
6,000,000	Jagercor Energy Corp * (a)	66,625

	Germany — 3.8%
635,000	Brenntag AG	36,842,464

	Netherlands — 4.1%
900,083	InterXion Holding NV *	40,008,689

	Romania — 2.7%
7,200,000	Societatea Energetica Electrica SA	26,438,097

	United Kingdom — 7.1%
1,450,000	Metro Bank Plc *	69,389,917

	United States — 59.7%
2,350,000	Ally Financial, Inc.	43,569,000
275,000	Berkshire Hathaway, Inc. – Class B *	45,452,000
1,184,989	Cimpress NV *	104,681,928
670,000	CommerceHub, Inc. – Series A *	11,403,400
1,410,000	CommerceHub, Inc. – Series C *	24,223,800
203,000	Credit Acceptance Corp. *	43,649,060
2,050,000	General Motors Co.	69,556,500
1,597,544	Interactive Brokers Group, Inc. – Class A	55,722,335
925,000	Liberty Global Plc LiLAC – Class A *	19,526,750
1,725,000	Liberty Global Plc LiLAC – Class C *	36,156,000
130,000	National Beverage Corp.	12,473,500
1,900,000	Wayfair, Inc. – Class A *	119,605,000

	Total United States	586,019,273

	TOTAL COMMON STOCKS (COST $659,344,567)	758,765,065

	DEBT OBLIGATIONS — 2.2%

	Corporate Debt — 2.2%
	Jamaica — 1.4%
1,220,000	Digicel Group Ltd, 144A, 8.25%, due 09/30/20	1,157,628
14,500,000	Digicel Group Ltd, 144A, 7.13%, due 04/01/22	12,705,625

	Total Jamaica	13,863,253

Shares / Par Value†	Description	Value ($)
	Corporate Debt — continued
	United States — 0.8%
7,500,000	Pacific Drilling SA, 144A, 5.38%, due 06/01/20	3,750,000
7,500,000	Pacific Drilling V Ltd., 144A, 7.25%, due 12/01/17	4,012,500

	Total United States	7,762,500

	Total Corporate Debt	21,625,753

	TOTAL DEBT OBLIGATIONS (COST $22,036,635)	21,625,753

	SHORT-TERM INVESTMENTS — 19.0%

	Money Market Funds — 0.8%
7,599,167	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (b) (c)	7,599,167

	U.S. Government — 18.2%
4,200,000	U.S. Treasury Bill, 0.50%, due 06/15/17 (b) (d) (e)	4,198,795
30,000,000	U.S. Treasury Bill, 0.73%, due 07/06/17 (d)	29,978,430
35,000,000	U.S. Treasury Bill, 0.90%, due 08/03/17 (d)	34,945,120
35,000,000	U.S. Treasury Bill, 0.96%, due 09/21/17 (d)	34,896,435
65,000,000	U.S. Treasury Bill, 0.98%, due 10/12/17 (d)	64,765,870
10,000,000	U.S. Treasury Note, 1.00%, due 12/15/17 (e)	9,991,800

	Total U.S. Government	178,776,450

	TOTAL SHORT-TERM INVESTMENTS (COST $186,425,574)	186,375,617

	TOTAL INVESTMENTS — 98.6% (Cost $867,806,776)	966,766,435
	Other Assets and Liabilities (net) — 1.4%	13,809,001

	TOTAL NET ASSETS — 100.0%	$980,575,436

A summary of outstanding financial instruments at May 31, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/26/2017	BOA	RON	88,600,000	USD	21,863,048	$49,812

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2017 (Unaudited)

Futures Contracts (b)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
25	Natural Gas	December 2019	$192,250	$(68,687)
25	Natural Gas	January 2020	190,250	(70,687)
25	Natural Gas	February 2020	186,312	(74,625)
25	Natural Gas	March 2020	165,938	(95,000)
25	Natural Gas	April 2020	165,313	(95,625)
25	Natural Gas	May 2020	167,375	(93,563)
25	Natural Gas	June 2020	169,562	(91,375)
25	Natural Gas	July 2020	171,125	(89,813)
25	Natural Gas	August 2020	171,125	(89,813)
25	Natural Gas	September 2020	173,000	(87,938)
25	Natural Gas	October 2020	178,000	(82,938)
25	Natural Gas	November 2020	187,625	(73,312)
133	Uranium Futures	May 2017	648,375	(517,629)
133	Uranium Futures	June 2017	648,375	(517,629)

			$3,414,625	$(2,048,634)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Put	500	07/21/2017	Cimpress NV, Strike 85.00	$348,322	$(82,500)
Put	170	10/20/2017	Credit Acceptance Corp., Strike 185.00	312,355	(173,400)
Put	1,000	07/21/2017	National Beverage Corp., Strike 48.50	506,648	(30,000)
Put	600	06/16/2017	National Beverage Corp., Strike 50.00	387,987	(3,000)
Put	1,000	10/20/2017	National Beverage Corp., Strike 60.00	710,642	(85,000)

				$2,265,954	$(373,900)

As of May 31, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Affiliated company.

(b)	All or a portion of this security or derivative is owned by GMO Special Opportunities SPC Ltd., which is a 100% owned subsidiary of GMO Special Opportunities Fund.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2017.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

Currency Abbreviations:

RON - Romanian Leu

USD - United States Dollar

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 93.0%
	Affiliated Issuers — 93.0%
4,004,873	GMO Core Plus Bond Fund, Class IV	86,264,960
2,413,676	GMO Emerging Country Debt Fund, Class IV	72,627,510
12,480,634	GMO Emerging Markets Fund, Class VI	398,381,836
26,641,498	GMO International Equity Fund, Class IV	588,777,114
3,252,296	GMO Opportunistic Income Fund, Class VI	85,145,121
8,719,860	GMO Quality Fund, Class VI	207,096,665
13,240,019	GMO U.S. Equity Allocation Fund, Class VI	199,527,090
10,152,913	GMO U.S. Treasury Fund	253,619,768

	TOTAL MUTUAL FUNDS (COST $1,836,438,005)	1,891,440,064

	DEBT OBLIGATIONS — 7.0%

	U.S. Government — 7.0%
26,058,788	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (a)	25,920,364
17,603,300	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	17,710,768
1,133,752	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	1,158,116
30,277,500	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (a)	30,232,205
25,103,768	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	28,470,585
22,911,185	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	28,070,097
8,006,717	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	11,079,903

	Total U.S. Government	142,642,038

	TOTAL DEBT OBLIGATIONS (COST $139,765,661)	142,642,038

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
198,374	State Street Institutional Treasury Money Market Fund-Premier Class, 0.69% (b)	198,374

	TOTAL SHORT-TERM INVESTMENTS (COST $198,374)	198,374

	TOTAL INVESTMENTS — 100.0% (Cost $1,976,402,040)	2,034,280,476
	Other Assets and Liabilities (net) — 0.00%	522,891

	TOTAL NET ASSETS — 100.0%	$2,034,803,367

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2017.

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. As of May 31, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	211,821,074	27,919,922	(3,475,199)	24,444,723
Benchmark-Free Allocation Fund	13,420,115,887	439,351,908	(56,602,020)	382,749,888
Benchmark-Free Fund	3,956,018,516	327,533,620	(17,205,496)	310,328,124
Global Asset Allocation Fund	2,428,828,842	29,683,004	(82,262,197)	(52,579,193)
Global Developed Equity Allocation Fund	718,999,627	7,554,298	(19,453,895)	(11,899,597)
Global Equity Allocation Fund	2,353,294,928	102,089,197	(174,812,976)	(72,723,779)
Consolidated Implementation Fund	10,781,894,256	790,209,375	(143,431,829)	646,777,546
International Developed Equity Allocation Fund	735,305,182	7,379,583	(96,437,927)	(89,058,344)
International Equity Allocation Fund	1,104,576,823	29,850,491	(95,995,227)	(66,144,736)
Consolidated SGM Major Markets Fund	1,523,190,145	50,538,755	(62,839,059)	(12,300,304)
Consolidated Special Opportunities Fund	875,071,029	133,797,652	(42,102,246)	91,695,406
Strategic Opportunities Allocation Fund	1,996,158,552	59,218,683	(21,096,759)	38,121,924

Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the period ended May 31, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Consolidated Special Opportunities Fund
Jagercor Energy Corp	$90,348	$—	$—	$—	$66,625

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Alpha Only Fund
GMO U.S. Treasury Fund	$10,595,373	$52,551,683	$48,340,000	$31,716	$14,798,365

Benchmark-Free Allocation Fund
GMO Emerging Country Debt Fund, Class IV	$621,136,921	$—	$159,161,606	$—	$483,279,958
GMO Implementation Fund	10,761,426,169	376,018,415	453,763,679	—	11,042,193,879
GMO Opportunistic Income Fund, Class VI	682,798,759	7,184,666	147,391,589	—	551,020,998
GMO SGM Major Markets Fund, Class VI	1,030,173,520	7,977,017	26,468,192	—	1,033,858,781
GMO Special Opportunities Fund, Class VI	674,447,572	18,913,639	53,434,530	—	684,580,972

Totals	$13,769,982,941	$410,093,737	$840,219,596	$—	$13,794,934,588

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Benchmark-Free Fund
GMO Emerging Country Debt Fund, Class IV	$254,330,557	$—	$77,686,483	$—	$184,928,550
GMO Emerging Markets Fund, Class VI	544,118,916	—	44,487,000	—	536,781,224
GMO Opportunistic Income Fund, Class VI	265,783,934	—	58,981,954	—	210,094,275
GMO SGM Major Markets Fund, Class VI	190,362,136	—	8,750,000	—	185,676,927
GMO Special Opportunities Fund, Class VI	284,598,267	—	41,845,000	—	260,306,159
GMO U.S. Treasury Fund	36,502,880	147,120,412	183,637,659	132,598	—

Totals	$1,575,696,690	$147,120,412	$415,388,096	$132,598	$1,377,787,135

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$73,411,864	$—	$4,911,142	$—	$70,833,654
GMO Asset Allocation Bond Fund, Class VI	436,734,200	—	14,392,585	—	424,668,771
GMO Core Plus Bond Fund, Class IV	122,418,980	—	6,003,023	—	118,598,495
GMO Emerging Country Debt Fund, Class IV	98,805,388	—	18,912,642	—	83,545,120
GMO Emerging Markets Fund, Class VI	363,494,869	—	29,777,625	—	358,783,362
GMO International Equity Fund, Class IV	507,593,996	—	46,432,711	—	502,250,147
GMO Opportunistic Income Fund, Class VI	97,727,559	—	28,055,318	—	70,777,342
GMO Quality Fund, Class VI	202,013,212	—	17,205,053	—	199,606,042
GMO Risk Premium Fund, Class VI	64,139,050	—	7,881,050	—	59,250,395
GMO SGM Major Markets Fund, Class VI	73,002,358	—	3,605,740	—	70,958,505
GMO U.S. Equity Allocation Fund, Class VI	201,264,975	441,621	8,515,788	—	193,366,629
GMO U.S. Treasury Fund	183,086,818	43,660,816	3,410,668	380,853	223,179,199

Totals	$2,423,693,269	$44,102,437	$189,103,345	$380,853	$2,375,817,661

Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$98,541,837	$—	$34,169,547	$—	$70,815,483
GMO International Equity Fund, Class IV	456,476,089	2,370,962	168,271,686	—	327,976,712
GMO Quality Fund, Class VI	219,104,022	—	79,999,493	—	154,216,742
GMO U.S. Equity Allocation Fund, Class VI	217,844,350	—	63,131,476	—	154,091,093

Totals	$991,966,298	$2,370,962	$345,572,202	$—	$707,100,030

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$504,513,964	$204,277	$16,218,266	$—	$524,047,138
GMO International Equity Fund, Class IV	885,286,898	601,913	31,646,355	—	927,001,225
GMO Quality Fund, Class VI	399,709,400	3,729,826	16,953,197	—	416,460,804
GMO U.S. Equity Allocation Fund, Class VI	416,646,309	12,187,738	16,137,313	—	413,061,982

Totals	$2,206,156,571	$16,723,754	$80,955,131	$—	$2,280,571,149

International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$59,768,161	$771,185	$523,185	$—	$64,333,439
GMO International Equity Fund, Class IV	541,876,427	—	5,503,499	—	581,913,399

Totals	$601,644,588	$771,185	$6,026,684	$—	$646,246,838

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$356,432,437	$405,844	$40,455,765	$—	$340,720,618
GMO International Equity Fund, Class IV	729,124,865	2,325,374	91,753,773	—	697,711,469

Totals	$1,085,557,302	$2,731,218	$132,209,538	$—	$1,038,432,087

Consolidated SGM Major Markets Fund
GMO U.S. Treasury Fund	$834,716,360	$57,564,701	$45,000,000	$1,564,701	$846,604,485

Strategic Opportunities Allocation Fund
GMO Core Plus Bond Fund, Class IV	$56,400,656	$28,503,130	$—	$—	$86,264,960
GMO Emerging Country Debt Fund, Class IV	84,932,626	—	15,162,776	—	72,627,510
GMO Emerging Markets Fund, Class VI	390,569,250	—	19,632,084	—	398,381,836
GMO International Equity Fund, Class IV	573,398,898	—	31,714,007	—	588,777,114
GMO Opportunistic Income Fund, Class VI	83,844,202	—	—	—	85,145,121
GMO Quality Fund, Class VI	207,645,291	—	15,830,383	—	207,096,665
GMO U.S. Equity Allocation Fund, Class VI	204,598,363	—	5,189,852	—	199,527,090
GMO U.S. Treasury Fund	303,051,065	15,427,040.00	64,623,722	550,958	253,619,768

Totals	$1,904,440,351	$43,930,170	$152,152,824	$550,958	$1,891,440,064

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2017 through May 31, 2017. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2018.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Basis of presentation and principles of consolidation: Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund

Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund include the accounts of their wholly-owned subsidiaries Implementation SPC Ltd., Special Opportunities SPC Ltd. and Alternative Asset SPC Ltd. (each a “wholly-owned subsidiary”), respectively, and the accompanying schedules of investments have been consolidated for those accounts. The consolidated schedules of investments include all of the assets and liabilities of each wholly-owned subsidiary.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and are described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service, or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	50%	—
Benchmark-Free Allocation Fund	< 1%	31%	2%
Benchmark-Free Fund	< 1%	37%	2%
Global Asset Allocation Fund	< 1%	36%	< 1%
Global Developed Equity Allocation Fund	< 1%	56%	—
Global Equity Allocation Fund	< 1%	62%	—
Consolidated Implementation Fund	—	36%	2%
International Developed Equity Allocation Fund	< 1%	94%	—
International Equity Allocation Fund	< 1%	93%	—
Consolidated SGM Major Markets Fund	—	2%	—
Consolidated Special Opportunities Fund	—	14%	—
Strategic Opportunities Allocation Fund	< 1%	47%	< 1%
U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as disclosed in the Asset and Liability Valuation Inputs table below, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at May 31, 2017.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2017:

Description	Level 1	Level 2	Level 3		Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$3,005,536	$—		$3,005,536
Austria	—	359,896	—		359,896
Belgium	—	299,805	—		299,805
Brazil	—	1,232,223	—		1,232,223
Canada	1,110,410	—	—		1,110,410
Chile	—	452,862	—		452,862
China	—	14,707,032	—		14,707,032
Colombia	83,574	—	—		83,574
Czech Republic	—	203,391	—		203,391
Denmark	—	347,504	—		347,504
Egypt	—	55,520	—		55,520
Finland	—	640,117	—		640,117
France	—	7,362,497	—		7,362,497
Germany	—	7,399,603	—		7,399,603
Greece	—	71,350	—		71,350
Hong Kong	—	1,445,124	—		1,445,124
Hungary	—	167,899	—		167,899
India	178,932	4,161,925	—		4,340,857
Indonesia	—	855,948	—		855,948
Ireland	—	25,963	—		25,963
Israel	48,230	141,593	—		189,823
Italy	—	2,191,860	—		2,191,860
Japan	—	15,123,329	—		15,123,329
Malaysia	—	952,444	0	§	952,444
Mexico	1,533,680	—	—		1,533,680
Netherlands	13,206	1,266,515	—		1,279,721
New Zealand	—	34,710	—		34,710
Norway	—	770,655	—		770,655
Peru	434,972	—	—		434,972
Philippines	—	389,512	—		389,512
Poland	—	1,105,265	—		1,105,265
Portugal	—	78,381	—		78,381
Qatar	—	295,262	—		295,262
Russia	68,718	304,136	—		372,854
Singapore	—	468,285	—		468,285
South Africa	—	3,592,869	—		3,592,869
South Korea	—	6,299,749	—		6,299,749
Spain	—	3,680,523	—		3,680,523
Sweden	—	2,835,459	—		2,835,459
Switzerland	—	4,024,901	—		4,024,901
Taiwan	1,620,584	7,158,640	—		8,779,224
Thailand	—	297,575	—		297,575
Turkey	—	1,811,938	—		1,811,938
United Arab Emirates	—	260,584	—		260,584
United Kingdom	—	18,008,772	89		18,008,861
United States	88,031,609	—	—		88,031,609

TOTAL COMMON STOCKS	93,123,915	113,887,152	89		207,011,156

Preferred Stocks
Brazil	—	2,424,954	—		2,424,954
Chile	—	8,910	—		8,910
Colombia	67,875	—	—		67,875
Germany	—	593,803	—		593,803
Russia	—	13,662	—		13,662
South Korea	—	558,599	—		558,599

TOTAL PREFERRED STOCKS	67,875	3,599,928	—		3,667,803

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$14,798,365	$—	$—	$14,798,365

TOTAL MUTUAL FUNDS	14,798,365	—	—	14,798,365

Short-Term Investments	10,788,473	—	—	10,788,473

Total Investments	118,778,628	117,487,080	89	236,265,797

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	32,796	—	32,796

Total	$118,778,628	$117,519,876	$89	$236,298,593

Liability Valuation Inputs
Derivatives ^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,534,087)	$—	$(1,534,087)
Futures Contracts
Equity Risk	(3,226,628)	—	—	(3,226,628)

Total	$(3,226,628)	$(1,534,087)	$—	$(4,760,715)

Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds	$13,794,934,588	$—	$—	$13,794,934,588
Short-Term Investments	7,931,187	—	—	7,931,187

Total Investments	13,802,865,775	—	—	13,802,865,775

Total	$13,802,865,775	$—	$—	$13,802,865,775

Benchmark-Free Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$31,451,463	$—	$31,451,463
Austria	—	7,668,886	—	7,668,886
Belgium	—	1,831,112	—	1,831,112
Brazil	571,064	12,807,293	—	13,378,357
Canada	39,961,544	—	—	39,961,544
China	5,535,449	155,256,921	128,413	160,920,783
Colombia	1,463,530	—	—	1,463,530
Czech Republic	—	2,844,201	—	2,844,201
Denmark	—	459,016	—	459,016
Finland	—	11,557,416	—	11,557,416
France	2,457,324	66,522,028	—	68,979,352
Germany	—	68,498,376	—	68,498,376
Greece	—	269,181	—	269,181
Hong Kong	—	33,350,739	—	33,350,739
Hungary	—	1,276,324	—	1,276,324
India	10,005,622	41,948,938	—	51,954,560
Indonesia	—	922,642	—	922,642
Ireland	—	241,716	—	241,716
Israel	4,739,715	5,143,164	—	9,882,879
Italy	764,211	8,009,262	—	8,773,473
Japan	—	148,840,740	—	148,840,740
Malaysia	—	118,468	—	118,468
Mexico	15,210,552	—	—	15,210,552
Netherlands	1,557,420	27,472,962	—	29,030,382
New Zealand	—	3,375,435	—	3,375,435
Norway	—	12,153,673	—	12,153,673
Poland	—	9,211,953	—	9,211,953
Portugal	—	674,545	—	674,545
Russia	—	3,159,477	—	3,159,477
Singapore	—	6,393,163	—	6,393,163

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
South Africa	$—	$46,895,860	$—	$46,895,860
South Korea	—	73,704,339	—	73,704,339
Spain	—	26,351,342	—	26,351,342
Sweden	—	8,875,503	—	8,875,503
Switzerland	—	35,472,848	—	35,472,848
Taiwan	8,826,705	58,723,690	—	67,550,395
Thailand	—	11,928,801	—	11,928,801
Turkey	—	25,797,350	—	25,797,350
United Kingdom	—	100,627,161	—	100,627,161
United States	231,411,136	—	—	231,411,136

TOTAL COMMON STOCKS	322,504,272	1,049,835,988	128,413	1,372,468,673

Debt Obligations
Ireland	—	1,030,123	—	1,030,123
Japan	—	39,510,643	—	39,510,643
United States	572,060,370	636,053,215	—	1,208,113,585

TOTAL DEBT OBLIGATIONS	572,060,370	676,593,981	—	1,248,654,351

Preferred Stocks
Brazil	—	32,997,034	—	32,997,034
Chile	—	255,101	—	255,101
Germany	—	4,784,797	—	4,784,797
Russia	—	294,125	—	294,125
South Korea	—	12,291,726	—	12,291,726

TOTAL PREFERRED STOCKS	—	50,622,783	—	50,622,783

Mutual Funds
United States	1,377,787,135	—	—	1,377,787,135

TOTAL MUTUAL FUNDS	1,377,787,135	—	—	1,377,787,135

Short-Term Investments	60,285,189	156,528,509	—	216,813,698

Total Investments	2,332,636,966	1,933,581,261	128,413	4,266,346,640

Total	$2,332,636,966	$1,933,581,261	$128,413	$4,266,346,640

Liability Valuation Inputs
Derivatives ^
Forward Currency Contracts
Foreign Currency Risk	$—	$(4,003,012)	$—	$(4,003,012)
Swap Contracts
Interest Rate Risk	—	(1,112)	—	(1,112)

Total	$—	$(4,004,124)	$—	$(4,004,124)

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,375,817,661	$—	$—	$2,375,817,661
Debt Obligations
Asset-Backed Securities	—	80,512	—	80,512

TOTAL DEBT OBLIGATIONS	—	80,512	—	80,512

Short-Term Investments	351,476	—	—	351,476

Total Investments	2,376,169,137	80,512	—	2,376,249,649

Total	$2,376,169,137	$80,512	$—	$2,376,249,649

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$707,100,030	$—	$—	$707,100,030

Total Investments	707,100,030	—	—	707,100,030

Total	$707,100,030	$—	$—	$707,100,030

Description	Level 1	Level 2	Level 3	Total
Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,280,571,149	$—	$—	$2,280,571,149

Total Investments	2,280,571,149	—	—	2,280,571,149

Total	$2,280,571,149	$—	$—	$2,280,571,149

Consolidated Implementation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$81,649,413	$—	$81,649,413
Austria	—	23,029,696	—	23,029,696
Belgium	—	4,475,282	—	4,475,282
Brazil	—	93,552,517	—	93,552,517
Canada	104,922,651	—	—	104,922,651
Chile	—	1,822,879	—	1,822,879
China	34,490,816	845,515,686	2,501,548	882,508,050
Colombia	9,186,840	—	—	9,186,840
Czech Republic	—	21,982,743	—	21,982,743
Denmark	—	3,779,344	—	3,779,344
Finland	—	29,081,831	—	29,081,831
France	6,415,065	207,450,854	—	213,865,919
Germany	—	183,395,419	—	183,395,419
Hong Kong	—	93,039,089	—	93,039,089
Hungary	—	14,101,313	—	14,101,313
India	47,682,991	224,834,396	—	272,517,387
Indonesia	—	4,020,487	—	4,020,487
Ireland	—	529,579	—	529,579
Israel	47,914,249	16,735,329	—	64,649,578
Italy	1,906,025	44,002,093	—	45,908,118
Japan	—	421,573,665	—	421,573,665
Malaysia	—	480,655	—	480,655
Mexico	53,027,852	—	—	53,027,852
Netherlands	15,302,969	55,529,104	—	70,832,073
New Zealand	—	7,255,927	—	7,255,927
Norway	—	28,282,280	—	28,282,280
Poland	—	72,727,425	—	72,727,425
Portugal	—	2,942,319	—	2,942,319
Russia	—	13,293,238	—	13,293,238
Singapore	—	11,903,826	—	11,903,826
South Africa	—	221,003,914	—	221,003,914
South Korea	—	388,254,400	—	388,254,400
Spain	28,652,390	65,108,440	—	93,760,830
Sweden	—	21,116,637	—	21,116,637
Switzerland	—	135,479,426	—	135,479,426
Taiwan	56,550,293	325,471,587	—	382,021,880
Thailand	—	80,084,050	—	80,084,050
Turkey	—	142,909,808	—	142,909,808
United Kingdom	5,320,869	305,725,442	—	311,046,311
United States	1,242,199,570	—	—	1,242,199,570

TOTAL COMMON STOCKS	1,653,572,580	4,192,140,093	2,501,548	5,848,214,221

Preferred Stocks
Brazil	2,277,036	176,711,024	—	178,988,060
Germany	—	16,797,525	—	16,797,525
India	—	—	746,579	746,579
Russia	—	5,189,413	—	5,189,413
South Korea	—	47,705,167	—	47,705,167

TOTAL PREFERRED STOCKS	2,277,036	246,403,129	746,579	249,426,744

Rights/Warrants
Singapore	—	—	2,520,800	2,520,800
United States	—	—	6,145,540	6,145,540

TOTAL RIGHTS/WARRANTS	—	—	8,666,340	8,666,340

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Debt Obligations
Canada	$—	$50,141,237	$—	$50,141,237
Denmark	—	—	24,814,018	24,814,018
France	—	1,387,500	—	1,387,500
Hong Kong	—	789,375	—	789,375
Ireland	—	2,723,795	—	2,723,795
Italy	—	3,027,654	—	3,027,654
Japan	—	154,366,289	—	154,366,289
Luxembourg	—	731,250	—	731,250
Puerto Rico	—	39,101,502	—	39,101,502
Spain	—	2,551,710	14,972,295	17,524,005
United Kingdom	—	3,085,308	—	3,085,308
United States	2,396,884,649	1,778,391,362	40,811,945	4,216,087,956

TOTAL DEBT OBLIGATIONS	2,396,884,649	2,036,296,982	80,598,258	4,513,779,889

Options Purchased	12,428,233	130,491	—	12,558,724
Short-Term Investments	126,000,911	670,024,973	—	796,025,884

Total Investments	4,191,163,409	7,144,995,668	92,512,725	11,428,671,802

Derivatives ^
Forward Currency Contracts
Foreign Currency Risk	—	8,809,822	—	8,809,822
Futures Contracts
Interest Rate Risk	184,720	—	—	184,720
Swap Contracts
Credit Risk	—	11,401,398	—	11,401,398
Equity Risk	—	474,683	—	474,683
Interest Rate Risk	—	11,916,186	—	11,916,186

Total	$4,191,348,129	$7,177,597,757	$92,512,725	$11,461,458,611

Liability Valuation Inputs
Common Stocks
China	$(64,722,559)	$—	$—	$(64,722,559)
France	—	(4,190,203)	—	(4,190,203)
Japan	—	(10,928,259)	—	(10,928,259)
Switzerland	—	(14,939,859)	—	(14,939,859)
United Kingdom	(45,368,528)	(15,306,506)	—	(60,675,034)
United States	(151,816,902)	—	—	(151,816,902)

Total Common Stocks	(261,907,989)	(45,364,827)	—	(307,272,816)

Exchange-Traded Funds	(11,482,640)	—	—	(11,482,640)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(28,921,597)	—	(28,921,597)
Futures Contracts
Interest Rate Risk	(78,091)	—	—	(78,091)
Written Options
Equity Risk	(1,291,875)	—	—	(1,291,875)
Swap Contracts
Credit Risk	—	(3,347,609)	—	(3,347,609)
Interest Rate Risk	—	(12,403,490)	—	(12,403,490)

Total	$(274,760,595)	$(90,037,523)	$—	$(364,798,118)

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$646,246,838	$—	$—	$646,246,838

Total Investments	646,246,838	—	—	646,246,838

Total	$646,246,838	$—	$—	$646,246,838

Description	Level 1	Level 2	Level 3	Total
International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,038,432,087	$—	$—	$1,038,432,087

Total Investments	1,038,432,087	—	—	1,038,432,087

Total	$1,038,432,087	$—	$—	$1,038,432,087

Consolidated SGM Major Markets Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$119,921,001	$—	$—	$119,921,001
U.S. Government Agency	37,979,813	—	—	37,979,813

TOTAL DEBT OBLIGATIONS	157,900,814	—	—	157,900,814

Mutual Funds	846,604,485	—	—	846,604,485
Short-Term Investments	506,384,542	—	—	506,384,542

Total Investments	1,510,889,841	—	—	1,510,889,841

Derivatives ^
Forward Currency Contracts
Foreign Currency Risk	—	6,098,937	—	6,098,937
Futures Contracts
Equity Risk	10,794,119	31,689,132	—	42,483,251
Interest Rate Risk	1,718,351	—	—	1,718,351
Physical Commodity Contract Risk	189,305	—	—	189,305

Total	$1,523,591,616	$37,788,069	$—	$1,561,379,685

Liability Valuation Inputs
Derivatives ^
Forward Currency Contracts
Foreign Currency Risk	$—	$(7,682,828)	$—	$(7,682,828)
Futures Contracts
Equity Risk	(3,165,145)	(5,304,579)	—	(8,469,724)
Interest Rate Risk	(2,556,847)	—	—	(2,556,847)
Physical Commodity Contract Risk	(1,071,734)	—	—	(1,071,734)

Total	$(6,793,726)	$(12,987,407)	$—	$(19,781,133)

Consolidated Special Opportunities Fund
Asset Valuation Inputs
Common Stocks
Canada	$66,625	$—	$—	$66,625
Germany	—	36,842,464	—	36,842,464
Netherlands	40,008,689	—	—	40,008,689
Romania	—	26,438,097	—	26,438,097
United Kingdom	—	69,389,917	—	69,389,917
United States	586,019,273	—	—	586,019,273

TOTAL COMMON STOCKS	626,094,587	132,670,478	—	758,765,065

Debt Obligations
Jamaica	—	13,863,253	—	13,863,253
United States	—	7,762,500	—	7,762,500

TOTAL DEBT OBLIGATIONS	—	21,625,753	—	21,625,753

Short-Term Investments	186,375,617	—	—	186,375,617

Total Investments	812,470,204	154,296,231	—	966,766,435

Derivatives ^
Forward Currency Contracts
Foreign Currency Risk	—	49,812	—	49,812

Total	$812,470,204	$154,346,043	$—	$966,816,247

Description	Level 1	Level 2	Level 3	Total
Consolidated Special Opportunities Fund (continued)
Liability Valuation Inputs
Derivatives ^
Futures Contracts
Physical Commodity Contract Risk	$(2,048,634)	$—	$—	$(2,048,634)
Written Options
Equity Risk	(373,900)	—	—	(373,900)

Total	$(2,422,534)	$—	$—	$(2,422,534)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,891,440,064	$—	$—	$1,891,440,064
Debt Obligations
U.S. Government	—	142,642,038	—	142,642,038

Total Debt Obligations	—	142,642,038	—	142,642,038

Short-Term Investments	198,374	—	—	198,374

Total Investments	1,891,638,438	142,642,038	—	2,034,280,476

Total	$1,891,638,438	$142,642,038	$—	$2,034,280,476

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^ The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

§ Represents the interest in securities that were determined to have a value of zero at May 31, 2017.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017		Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3 †		Transfer out of Level 3 †		Balances as of May 31, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2017
Alpha Only Fund
Common Stocks
United Kingdom	$—		$0	$—	$—	$—	$89	$—		$—		$89	$89
Rights/Warrants
Brazil	1,259		—	—	—	—	(1,259)	—		—		—	—
Malaysia	1,065		—	—	—	—	(1,065)	—		—		—	—

Total	$2,324		$0	$—	$—	$—	$(2,235)	$—		$—		$89	$89

Benchmark-Free Fund
Common Stocks
China	$—		$135,899	$—	$—	$—	$(7,486)	$—		$—		$128,413	$(7,486)
Rights/Warrants
Brazil	86,276		—	—	—	—	(86,276)	—		—		—	—
India	41,572		—	(27,638)	—	27,638	(41,572)	—		—		—	—

Total	$127,848		$135,899	$(27,638)	$—	$27,638	$(135,334)	$—		$—		$128,413	$(7,486)

Consolidated Implementation Fund
Common Stocks
China	$0	*	$—	$—	$—	$—	$—	$2,501,548	‡	$—		$2,501,548	$—
South Korea	165,612		—	(179,947)	—	(5)	110,597	—		(96,257	)‡	—	—
Sweden	15,364,011		—	(16,008,680)	—	(96,494)	741,163	—		—		—	—
Preferred Stocks
India	—		575,770	—	—	—	170,809	—		—		746,579	170,809
Rights/Warrants
Brazil	302,934		—	—	—	—	(302,934)	—		—		—	—
India	232,428		—	(154,523)	—	154,523	(232,428)	—		—		—	—
Singapore	2,520,800		—	—	—	—	—	—		—		2,520,800	—
United States	4,609,155		—	—	—	—	1,536,385	—		—		6,145,540	1,536,385
Debt Obligations
Bank Loans
Denmark	28,915,608		—	(1,712,927)	—	—	(2,388,663)	—		—		24,814,018	(2,388,663)
Spain	—		14,680,958	—	—	—	291,337	—		—		14,972,295	291,337
United States	54,888,786		—	(13,815,284)	14,912	116,638	(393,107)	—		—		40,811,945	(393,107)

Total Investments	$106,999,334		$15,256,728	$(31,871,361)	$14,912	$174,662	$(466,841)	$2,501,548		$(96,257)		$92,512,725	$(783,239)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
*	Represents the interest in securities that were determined to have a value of zero at February 28, 2017.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	< 1%
Benchmark-Free Allocation Fund	1%
Benchmark-Free Fund	< 1%
Global Asset Allocation Fund	< 1%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
Consolidated Implementation Fund	< 1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Consolidated SGM Major Markets Fund	—
Consolidated Special Opportunities Fund	—
Strategic Opportunities Allocation Fund	< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of May 31, 2017, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Consolidated Implementation Fund	3,404,271	3,723,549

Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. Municipal obligations at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund
Commodities Risk		X	X	X			X			X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts Risk		X	X	X						X		X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities		X	X	X			X			X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income	X	X	X	X	X	X	X	X	X	X	X	X
Merger Arbitrage Risk		X	X	X			X				X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Small Company Risk	X	X	X	X	X	X	X	X	X		X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds, other investment companies or in a wholly-owned subsidiary (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk – Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk – Asset-Backed Securities.”

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the Securities and Exchange Commission has proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”) regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) or in a wholly-owned subsidiary are exposed to the risk that the Underlying Funds or wholly-owned subsidiary will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the Underlying Funds or wholly-owned subsidiary are exposed.

Because, absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) and the expenses of a wholly-owned subsidiary in which it invests, the Fund will incur additional expenses when investing in an Underlying Fund or wholly-owned subsidiary. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

Because some underlying GMO Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other mutual fund groups and therefore may be subject to greater fund of funds risk. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds or a wholly-owned subsidiary could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may have to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives, which may adversely affect the market liquidity of the futures contracts, options, and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption. Similarly, redemption activity can have a leveraging effect if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

GMO relies heavily on quantitative models in making investment decisions for SGM Major Markets Fund. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program, as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities – Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

As described under “Market Risk – Fixed Income” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities and may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also will affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

To the extent a Fund invests in GMO Risk Premium Fund (“Risk Premium Fund”), the Fund is exposed to Risk Premium Fund’s market risk with respect to equities. Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when the markets associated with such indices rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest, a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in GMO Funds that are not diversified.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information. For information on possible special Australian tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information for more information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for

U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions.

Benchmark-Free Allocation Fund, Benchmark-Free Fund and Implementation Fund may take temporary defensive positions if deemed prudent by GMO.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

At May 31, 2017, only Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund (or their wholly-owned subsidiary).

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund and Special Opportunities Fund

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that GMO expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. In addition, Special Opportunities Fund may use derivatives to gain investment exposure to commodities, including the use of exchange-traded futures and foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies (and in the case of Special Opportunities Fund, commodities) without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Special Opportunities Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded

Use of Derivatives by Benchmark-Free Fund and Implementation Fund

The Funds may use derivatives to gain long investment exposure to securities, commodities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives such as futures, related options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e., the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by SGM Major Markets Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward non-U.S. exchange contracts as well as making other investments.

The Fund may use derivatives to gain long and/or short investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Fund may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

*                *                 *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Benchmark- Free Fund	Consolidated Implementation Fund*	Consolidated SGM Major Markets Fund*	Consolidated Special Opportunities Fund*
Forward currency contracts
Adjust currency exchange rate risk				X
Adjust exposure to foreign currencies	X	X	X	X	X
Manage against anticipated currency exchange rate changes			X
Futures contracts
Adjust exposure to certain securities markets			X	X
Substitute for direct investment				X	X
Adjust interest rate exposure			X	X
Maintain the diversity and liquidity of the portfolio			X	X
Hedge some or all of the broad market exposure of the underlying funds and/or assets in which the Fund invests	X
Options (Purchased)
Substitute for direct equity investment			X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Options (Written)
Substitute for direct equity investment			X		X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Swap contracts
Adjust interest rate exposure		X	X
Substitute for direct investment in securities			X
Achieve exposure to a reference entity’s credit			X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

*	Certain derivatives may be held by the Fund’s wholly-owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2017, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Implementation Fund
Outstanding, beginning of period	—	—	$—	—	32,930	$5,216,758
Options written	—	—	—	—	13,882	925,311
Options bought back	—	—	—	—	(20,065)	(1,444,203)
Options expired	—	—	—	—	(2,684)	(121,998)
Options exercised	—	—	—	—	(8,856)	(2,866,626)

Outstanding, end of period	—	—	$—	—	15,207	$1,709,242

Consolidated Special Opportunities Fund
Outstanding, beginning of period	—	4,350	$3,009,166	—	—	$—
Options written	—	170	312,355	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	(1,250)	(1,055,567)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	3,270	$2,265,954	—	—	$—

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2017:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$32,796	$—	$—	$—	$32,796

Total	$—	$—	$—	$32,796	$—	$—	$—	$32,796

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,534,087)	$—	$—	$—	$(1,534,087)
Unrealized Depreciation on Futures Contracts	—	—	(3,226,628)	—	—	—	—	(3,226,628)

Total	$—	$—	$(3,226,628)	$(1,534,087)	$—	$—	$—	$(4,760,715)

Benchmark-Free Fund
Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(4,003,012)	$—	$—	$—	$(4,003,012)
Unrealized Depreciation on Swap Contracts	—	—	—	—	—	(1,112)	—	(1,112)

Total	$—	$—	$—	$(4,003,012)	$—	$(1,112)	$—	$(4,004,124)

Consolidated Implementation Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$12,428,233	$130,491	$—	$—	$—	$12,558,724
Investments, at value (rights and/or warrants)	—	—	8,666,340	—	—	—	—	8,666,340
Unrealized Appreciation on Forward Currency Contracts	—	—	—	8,809,822	—	—	—	8,809,822
Unrealized Appreciation on Futures Contracts	—	—	—	—	—	184,720	—	184,720
Unrealized Appreciation on Swap Contracts	11,401,398	—	474,683	—	—	11,916,186	—	23,792,267

Total	$11,401,398	$—	$21,569,256	$8,940,313	$—	$12,100,906	$—	$54,011,873

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(28,921,597)	$—	$—	$—	$(28,921,597)
Unrealized Depreciation on Futures Contracts	—	—	—	—	—	(78,091)	—	(78,091)
Written Options, at value	—	—	(1,291,875)	—	—	—	—	(1,291,875)
Unrealized Depreciation on Swap Contracts	(3,347,609)	—	—	—	—	(12,403,490)	—	(15,751,099)

Total	$(3,347,609)	$—	$(1,291,875)	$(28,921,597)	$—	$(12,481,581)	$—	$(46,042,662)

Consolidated SGM Major Markets Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$6,098,937	$—	$—	$—	$6,098,937
Unrealized Appreciation on Futures Contracts	—	189,305	42,483,251	—	—	1,718,351	—	44,390,907

Total	$—	$189,305	$42,483,251	$6,098,937	$—	$1,718,351	$—	$50,489,844

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(7,682,828)	$—	$—	$—	$(7,682,828)
Unrealized Depreciation on Futures Contracts	—	(1,071,734)	(8,469,724)	—	—	(2,556,847)	—	(12,098,305)

Total	$—	$(1,071,734)	$(8,469,724)	$(7,682,828)	$—	$(2,556,847)	$—	$(19,781,133)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Special Opportunities Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$49,812	$—	$—	$—	$49,812

Total	$—	$—	$—	$49,812	$—	$—	$—	$49,812

Liability Derivatives
Unrealized Depreciation on Futures Contracts	$—	$(2,048,634)	$—	$—	$—	$—	$—	$(2,048,634)
Written Options, at value	—	—	(373,900)	—	—	—	—	(373,900)

Total	$—	$(2,048,634)	$(373,900)	$—	$—	$—	$—	$(2,422,534)

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date:	July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date:	July 27, 2017

By (Signature and Title):	/s/ Carly Cushman
Carly Cushman, Principal Financial Officer

Date:	July 27, 2017